                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/  Preliminary Proxy Statement
/ /  Confidential, for Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                             CAVCO INDUSTRIES, INC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required.

/X/  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
                         Common Stock, $0.05 par value
          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:
                                2,777,652 shares
          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          $26.75 (cash payment per share in the proposed transaction)
          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
                                  $74,302,191
          ----------------------------------------------------------------------

     (5)  Total fee paid:
                                   $14,860.44
          ----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
                                      N/A
          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:
                                      N/A
          ----------------------------------------------------------------------

     (3)  Filing Party:
                                      N/A
          ----------------------------------------------------------------------

     (4)  Date Filed:
                                      N/A
          ----------------------------------------------------------------------

[LOGO]

                             CAVCO INDUSTRIES, INC.
                            1001 NORTH CENTRAL AVENUE
                                  EIGHTH FLOOR
                             PHOENIX, ARIZONA 85004

                                                               February   , 1997

Dear Shareholder:

         You are cordially invited to attend a Special Meeting of Shareholders (the "Special Meeting") of Cavco Industries, Inc. ("Cavco") to be held on March 21, 1997, at 10:00 a.m., local time, at 1001 North Central Avenue, Fourth Floor, Phoenix, Arizona.

         As described in the accompanying Proxy Statement, at the Special Meeting you will be asked to consider and vote upon a proposal to approve the Merger Agreement (defined below), pursuant to which Cavco shareholders will receive $26.75 in cash for each outstanding share of common stock ("Common Stock") of Cavco (other than a portion of the shares held by the Ghelfi Parties (defined below) and shares held by persons who exercise dissenters' rights under Arizona law). The Ghelfi Parties, who currently own an aggregate of 1,830,729 shares of Common Stock, representing approximately 52% of the outstanding shares, will receive $26.75 in cash for 1,047,288 of the shares held by them. The remaining shares of Common Stock held by the Ghelfi Parties will be contributed to the Holding Company (defined below) in exchange for Holding Company shares and will be canceled in the Merger (defined below), with the result that the Ghelfi Parties will retain an approximate 22% indirect equity interest in Cavco through their ownership of shares in the Holding Company.

         On December 4, 1996, Centex Real Estate Corporation ("CREC"), MFH Holding Company (the "Holding Company"), MFH Acquisition Company (the "Merger Subsidiary"), Cavco and Al R. Ghelfi and certain of his affiliates (the "Ghelfi Parties") entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Ghelfi Parties consist of Al Ghelfi, the Chairman of the Board of Directors of Cavco, his spouse, Janet M. Ghelfi, and Janal Limited Partnership, an Arizona limited partnership controlled by Al Ghelfi and Janet Ghelfi. CREC is a subsidiary of Centex Corporation. The Merger Agreement provides that the Merger Subsidiary will be merged with and into Cavco (the "Merger"), and Cavco will thereupon become a wholly owned subsidiary of the Holding Company. Immediately after the Merger, CREC will, through its ownership of shares in the Holding Company, have an approximate 78% equity interest in Cavco. The remaining approximate 22% equity interest in Cavco will be retained by the Ghelfi Parties as described above.

         Consummation of the Merger is conditioned upon, among other things, the approval of the Merger Agreement by the holders of a majority of the outstanding shares of Common Stock. Only holders of record of Common Stock on February 18, 1997 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. The Ghelfi Parties have entered into a Voting Agreement (the "Voting Agreement") with CREC pursuant to which they have agreed to vote all of the shares of Common Stock owned by them to approve the Merger Agreement and against any inconsistent transactions. As a result of the Voting Agreement, the approval of the Merger Agreement by the holders of a majority of the outstanding shares of Common Stock is assured, even if no votes to approve the Merger Agreement are cast by shareholders other than the Ghelfi Parties (the "Independent Shareholders"). In addition, as of the Record Date, directors and officers of Cavco (other than the Ghelfi Parties) beneficially owned, in the aggregate, 323,115 shares of Common Stock, representing approximately 9% of the outstanding shares of Common Stock. All such directors and officers have advised Cavco that they intend to vote the shares of Common Stock beneficially owned by them to approve the Merger Agreement.

         At the time the Merger is consummated, CREC, the Holding Company and the Ghelfi Parties will enter into a Shareholders' Agreement to provide for certain arrangements relating to the management of the Holding Company and its subsidiaries and their respective holdings of shares in the Holding Company. Among other things, the Shareholders' Agreement will provide that, beginning in 2000, the Ghelfi Parties will have the right to sell their shares of common stock in the Holding Company to CREC at a formula price based on specified multiples of the Holding

Company's adjusted earnings before taxes and, beginning in 2002, CREC will have the right to acquire such shares from the Ghelfi Parties at a price determined on the same basis.

         The Ghelfi Parties have also entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with CREC which provides that, if the Merger Agreement is terminated for specified reasons (including, but not limited to, a termination by Cavco in order to accept a qualified acquisition proposal received from a third party), the Ghelfi Parties will sell to CREC an aggregate of 1,047,288 shares of Common Stock (the "Subject Share Purchase"), representing approximately 30% of the outstanding shares of Common Stock, for $26.75 per share.

         Because the interests of the Ghelfi Parties and certain directors of Cavco may be different from or in addition to the interests of the Independent Shareholders, the Board of Directors of Cavco has established a Special Committee (the "Special Committee") consisting entirely of disinterested directors to act in connection with and evaluate the transactions with CREC (or alternative transactions with other parties), from the standpoint of the Independent Shareholders.

         The Special Committee engaged Goldman, Sachs & Co. ("Goldman Sachs") as financial advisor, and Goldman Sachs has delivered to the Special Committee and the Board of Directors its opinion dated December 4, 1996, to the effect that, as of the date of such opinion, the consideration of $26.75 in cash to be received by the Independent Shareholders pursuant to the Merger Agreement is fair to the Independent Shareholders. The full text of the written opinion of Goldman Sachs, which sets forth assumptions made, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Appendix B to the accompanying Proxy Statement. INDEPENDENT SHAREHOLDERS ARE URGED TO READ SUCH OPINION IN ITS ENTIRETY.

         The Special Committee has unanimously recommended that the Merger Agreement and the transactions contemplated thereby be approved by the Board of Directors and shareholders of Cavco. Based upon, among other things, (i) the unanimous recommendation of the Special Committee and (ii) the opinion of Goldman Sachs referred to above, the Board of Directors has unanimously determined (with Al Ghelfi and Brent Ghelfi abstaining) that the Merger is fair to, and in the best interests of, Cavco and the Independent Shareholders. ACCORDINGLY, THE SPECIAL COMMITTEE AND THE BOARD OF DIRECTORS RECOMMEND THAT YOU VOTE "FOR" THE APPROVAL OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY.

         You are urged to read carefully and in its entirety the accompanying Proxy Statement, which provides a description of the Merger Agreement and the Merger and the other transactions and agreements referred to above. A copy of the Merger Agreement is attached as Appendix A to the Proxy Statement.

         If the Merger is consummated, holders of Common Stock who do not vote to approve the Merger Agreement will be entitled to statutory dissenters' rights if they deliver to Cavco, prior to the vote at the Special Meeting, written notice of their intent to demand payment for their shares pursuant to Article 2 of Chapter 13 of the Arizona Business Corporation Act and strictly comply with the other requirements thereof.

         WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. You may revoke your proxy, either in writing or by voting in person at the Special Meeting, at any time before it is exercised, in the manner described in the accompanying Proxy Statement. A prompt response will be appreciated.

         Please do not send your stock certificates at this time. In the event the Merger is consummated, you will be sent a letter of transmittal promptly thereafter for that purpose.

                                      Sincerely,

                                      /s/ Al Ghelfi


                                      Al Ghelfi
                                      Chairman of the Board

                             CAVCO INDUSTRIES, INC.
                            1001 NORTH CENTRAL AVENUE
                                  EIGHTH FLOOR
                             PHOENIX, ARIZONA 85004

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 21, 1997

To the Shareholders of
Cavco Industries, Inc.:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of Cavco Industries, Inc., an Arizona corporation ("Cavco"), will be held on March 21, 1997, at 10:00 a.m., local time, at 1001 North Central Avenue, Fourth Floor, Phoenix, Arizona, for the following purposes:

         1. To consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated as of December 4, 1996 (the "Merger Agreement"), among Centex Real Estate Corporation ("CREC"), MFH Holding Company (the "Holding Company"), MFH Acquisition Company (the "Merger Subsidiary"), Cavco, and Al R. Ghelfi, Janet M. Ghelfi and Janal Limited Partnership (the "Ghelfi Parties"), and the transactions contemplated thereby, upon the terms and subject to the conditions of which:

                  (a) The Merger Subsidiary will be merged with and into Cavco (the "Merger"), with Cavco continuing as the surviving corporation;

                  (b) Cavco will become a wholly owned subsidiary of the Holding Company; and

                  (c) Each outstanding share of the Common Stock, par value $0.05 per share ("Common Stock"), of Cavco (other than a portion of the shares held by the Ghelfi Parties, representing approximately 22% of the outstanding shares of Common Stock, and shares held by persons who exercise dissenters' rights under Arizona law) will be converted into the right to receive $26.75 in cash.

                  The foregoing transactions are more fully described in the accompanying Proxy Statement and in the Merger Agreement, the full text of which is attached as Appendix A to the Proxy Statement.

         2. To act on such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

         The Board of Directors has fixed the close of business on February 18, 1997 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Special Meeting. Only holders of record of Common Stock on the Record Date are entitled to notice of and to vote at the Special Meeting.

         If the Merger is consummated, holders of Common Stock who do not vote to approve the Merger Agreement will be entitled to statutory dissenters' rights if they deliver to Cavco, prior to the vote at the Special Meeting, written notice of their intent to demand payment for their shares pursuant to Article 2 of Chapter 13 of the Arizona Business Corporation Act, the full text of which is attached as Appendix C to the Proxy Statement, and strictly comply with the other requirements thereof.

                                     By Order of the Board of Directors

                                     Ruth Smith
                                     Secretary
Phoenix, Arizona
February   , 1997

THE SPECIAL COMMITTEE AND THE BOARD OF DIRECTORS RECOMMEND THAT YOU VOTE "FOR" THE APPROVAL OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY, EITHER IN WRITING OR BY VOTING IN PERSON AT THE SPECIAL MEETING, AT ANY TIME BEFORE IT IS EXERCISED, IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

PLEASE DO NOT SEND YOUR STOCK CERTIFICATES AT THIS TIME.

                             CAVCO INDUSTRIES, INC.
                            1001 NORTH CENTRAL AVENUE
                                  EIGHTH FLOOR
                             PHOENIX, ARIZONA 85004

                                 --------------

                                 PROXY STATEMENT

                                 --------------

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 21, 1997

                                 --------------

         This Proxy Statement is being furnished to shareholders ("Shareholders") of Cavco Industries, Inc. ("Cavco" or the "Company") in connection with the solicitation of proxies by and on behalf of the Board of Directors of Cavco (the "Board") to be used at a special meeting of its Shareholders (the "Special Meeting") to be held on March 21, 1997. The Board has fixed the close of business on February 18, 1997 as the record date (the "Record Date") for the determination of Shareholders entitled to notice of and to vote at the Special Meeting.

         At the Special Meeting, Shareholders will consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated as of December 4, 1996, among Centex Real Estate Corporation ("CREC"), MFH Holding Company (the "Holding Company"), MFH Acquisition Company (the "Merger Subsidiary"), Cavco, and Al R. Ghelfi and certain of his affiliates (the "Ghelfi Parties"). The Ghelfi Parties consist of Al Ghelfi, the Chairman of the Board of Cavco, his spouse, Janet M. Ghelfi, and Janal Limited Partnership, a limited partnership controlled by Al Ghelfi and Janet Ghelfi. CREC is a subsidiary of Centex Corporation ("Centex"). Upon the terms and subject to the conditions set forth in the Merger Agreement, (i) the Merger Subsidiary will be merged with and into Cavco (the "Merger"), (ii) Cavco will thereupon become a wholly owned subsidiary of the Holding Company and (iii) each outstanding share of Common Stock, par value $0.05 per share ("Common Stock"), of Cavco (other than a portion of the shares held by the Ghelfi Parties, representing approximately 22% of the outstanding shares of Common Stock, and shares held by persons who exercise dissenters' rights under Arizona law) will be converted into the right to receive $26.75 in cash. Immediately after the Merger, CREC will, through its ownership of shares in the Holding Company, have an approximate 78% indirect equity interest in Cavco. The remaining approximate 22% indirect equity interest in Cavco will be retained by the Ghelfi Parties through their ownership of shares in the Holding Company.

         THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY.

         Accompanying this Proxy Statement are copies of Cavco's Annual Report on Form 10-K for the fiscal year ended September 30, 1996 and Quarterly Report on Form 10-Q for the quarterly period ended December 31, 1996.

         This Proxy Statement and the accompanying Notice of Special Meeting and proxy card, together with the annual and quarterly reports of Cavco referred to
above, are first being mailed on or about February   , 1997, to Shareholders
entitled to vote at the Special Meeting.

                                 --------------

         WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                 --------------

         THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.



              The date of this Proxy Statement is February   , 1997.

                                TABLE OF CONTENTS

                                                                                                               PAGE
TABLE OF CONTENTS.................................................................................................2

ADDITIONAL INFORMATION............................................................................................5

AVAILABLE INFORMATION.............................................................................................5

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE...................................................................6

SUMMARY  .........................................................................................................7
         Cavco Industries, Inc....................................................................................7
         Centex Real Estate Corporation...........................................................................7
         The Ghelfi Parties.......................................................................................7
         The Special Meeting......................................................................................7
         Solicitation of Proxies..................................................................................8
         The Merger and Related Transactions......................................................................8
         Recommendation of the Special Committee and the Board....................................................9
         Opinion of Financial Advisor.............................................................................9
         Effective Time of the Merger............................................................................10
         Regulatory Considerations...............................................................................10
         Other Conditions to the Merger..........................................................................10
         No Solicitation; Consideration of Other Proposals.......................................................10
         Termination.............................................................................................11
         Termination Payments....................................................................................11
         Source of Funds.........................................................................................11
         Interests of Certain Persons in the Merger..............................................................12
         Shareholders' Agreement.................................................................................12
         Voting Agreement and Stock Purchase Agreement...........................................................12
         Certain Federal Income Tax Consequences.................................................................13
         Certain Effects of the Merger; Plans for the Company after the Merger...................................14
         Rights of Dissenting Shareholders.......................................................................14
         Market Price and Dividend Information...................................................................14

THE SPECIAL MEETING..............................................................................................16
         Matters to Be Considered................................................................................16
         Record Date; Voting Rights..............................................................................16
         Votes Required for Approval; Revocability of Proxies....................................................17
         Solicitation of Proxies.................................................................................17

CAVCO INDUSTRIES, INC............................................................................................18

CENTEX REAL ESTATE CORPORATION...................................................................................18

THE GHELFI PARTIES...............................................................................................19

SPECIAL FACTORS..................................................................................................20
         Background of the Merger................................................................................20
         Purpose of the Merger...................................................................................29

         Recommendation and Reasons for the Merger...............................................................29
         Opinion of Financial Advisor............................................................................31
         Interests of Certain Persons in the Merger..............................................................35
         Certain Effects of the Merger; Plans for the Company after the Merger...................................37
         Certain Federal Income Tax Consequences.................................................................38
         Regulatory Considerations...............................................................................39
         Financing the Merger....................................................................................40

THE MERGER AGREEMENT.............................................................................................41
         General; Parties........................................................................................41
         The Merger..............................................................................................41
         Governing Documents; Directors and Officers.............................................................41
         Holding Company Transactions............................................................................42
         Conversion of Securities................................................................................42
         Dissenters' Rights......................................................................................42
         Exchange Procedures.....................................................................................43
         Representations and Warranties..........................................................................44
         Conduct of Business Pending the Merger..................................................................44
         No Solicitation; Fiduciary Out..........................................................................46
         Indemnification of Directors and Officers...............................................................47
         Convertible Note........................................................................................48
         Arizona Takeover Statute Matters........................................................................48
         Post-Termination Proposals..............................................................................48
         Certain Additional Covenants............................................................................49
         Conditions to the Closing...............................................................................49
         Indemnification; Survival of Representations............................................................50
         Termination.............................................................................................50
         Expenses ...............................................................................................52
         Amendment or Waiver.....................................................................................52

RELATED AGREEMENTS...............................................................................................52
         Shareholders' Agreement.................................................................................52
         Consulting Agreement....................................................................................58
         Employment Agreement....................................................................................59

CERTAIN OTHER AGREEMENTS BETWEEN CREC AND THE GHELFI PARTIES.....................................................60
         General  ...............................................................................................60
         Stock Purchase Agreement................................................................................61
         Voting Agreement........................................................................................63

DISSENTERS' RIGHTS...............................................................................................64

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...................................................66

MARKET PRICE AND DIVIDEND INFORMATION............................................................................68

SELECTED FINANCIAL DATA..........................................................................................69

INDEPENDENT PUBLIC ACCOUNTANTS...................................................................................70

SHAREHOLDER PROPOSALS............................................................................................70

OTHER BUSINESS...................................................................................................70

APPENDIX A -- AGREEMENT AND PLAN OF MERGER......................................................................A-1

APPENDIX B -- FAIRNESS OPINION OF GOLDMAN, SACHS & CO...........................................................B-1

APPENDIX C -- ARIZONA DISSENTERS' RIGHTS
              (Sections 10-1301 through 10-1331 of the Arizona Business Corporation Act)........................C-1

                             ADDITIONAL INFORMATION

         Pursuant to the requirements of Section 13(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 13e-3 promulgated thereunder, Cavco, as issuer of the class of equity securities that is the subject of the Rule 13e-3 transaction, and the Ghelfi Parties, as persons who may be deemed affiliates of the issuer, have filed with the Securities and Exchange Commission (the "Commission") a transaction statement on Schedule 13E-3 (the "Schedule 13E-3") relating to the transactions contemplated by the Merger Agreement. As permitted by the rules and regulations of the Commission, this Proxy Statement omits certain information, exhibits and undertakings contained in the Schedule 13E-3. Such additional information can be inspected at and obtained from the Commission in the manner set forth below under "Available Information."

         Statements contained herein concerning any documents are not necessarily complete and, in each instance, reference is made to the copy of such document filed as an exhibit to the Schedule 13E-3. Each such statement is qualified in its entirety by such reference.



                              AVAILABLE INFORMATION

         Cavco is subject to the informational requirements of the Exchange Act and the rules and regulations thereunder, and, in accordance therewith, files reports, proxy and information statements and other information with the Commission. Reports, proxy and information statements and other information filed by Cavco may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following Regional Offices of the Commission: 500 West Madison Street, Suite 1400, Chicago, Illinois 60661, and Seven World Trade Center, Suite 1300, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, reports, proxy and information statements and other information concerning Cavco may be inspected at the offices of the National Association of Securities Dealers, Inc., 1935 K Street, N.W., Washington, D.C. 20006.

         This Proxy Statement incorporates certain documents by reference which are not presented herein or delivered herewith. Copies of such documents (other than exhibits thereto not specifically incorporated by reference into the text of such documents) are available, without charge, to each person to whom this Proxy Statement is delivered, on the written or oral request of such person, to Cavco Industries, Inc., attention Ruth Smith, Secretary, 1001 North Central Avenue, Eighth Floor, Phoenix, Arizona 85004 (telephone (602) 256-6263). In order to ensure delivery of the documents prior to the Special Meeting, requests should be received no later than March 14, 1997.

         Accompanying this Proxy Statement are copies of Cavco's Annual Report on Form 10-K for the fiscal year ended September 30, 1996 and Quarterly Report on Form 10-Q for the quarterly period ended December 31, 1996.

         All information contained in this Proxy Statement concerning CREC and its affiliates has been supplied by CREC and has not been independently verified by Cavco. Except as otherwise indicated, all other information contained in this Proxy Statement has been supplied by Cavco.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS ON BEHALF OF CAVCO WITH RESPECT TO THE MATTERS DESCRIBED IN THIS PROXY STATEMENT OTHER THAN THOSE CONTAINED HEREIN OR IN THE DOCUMENTS INCORPORATED BY REFERENCE HEREIN, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY CAVCO. THE DELIVERY OF THIS PROXY STATEMENT SHALL NOT, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF CAVCO SINCE THE DATE HEREOF OR THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF. THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION WHERE IT IS UNLAWFUL TO MAKE SUCH SOLICITATION.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following documents heretofore filed with the Commission by Cavco (File Number 0-8822) pursuant to the Exchange Act are incorporated by this reference in this Proxy Statement:

         (1) Cavco's Annual Report on Form 10-K for the fiscal year ended September 30, 1996;

         (2) Cavco's Quarterly Report on Form 10-Q for the quarterly period ended December 31, 1996; and

         (3) Cavco's Current Report on Form 8-K dated December 4, 1996 and filed with the Commission on December 16, 1996, as amended by its Current Report on Form 8-K/A filed with the Commission on December 19, 1996.

         All documents filed by the Company pursuant to Sections 13(a) or 15(d) of the Exchange Act subsequent to the date hereof and prior to the date of the Special Meeting shall be deemed to be incorporated by reference herein and to be a part hereof from the date any such document is filed.

         Any statements contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document which also is incorporated by reference herein) modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed to constitute a part hereof except as so modified or superseded. All information appearing in this Proxy Statement with regard to Cavco, its business and its operations is qualified in its entirety by the information and financial statements (including notes thereto) appearing in the documents incorporated herein by reference, except to the extent set forth in the immediately preceding statement.

                                     SUMMARY

         This summary is qualified in its entirety by the more detailed information and financial data appearing elsewhere in this Proxy Statement and the appendices hereto or in the documents delivered herewith and incorporated herein by reference. Shareholders are urged to review carefully the entire Proxy Statement and the appendices hereto, together with the documents delivered herewith and incorporated herein by reference.

CAVCO INDUSTRIES, INC. ..............   Cavco is the largest manufacturer of
                                        residential and recreational
                                        manufactured housing in Arizona. Through its subsidiaries, Cavco is also engaged in the business of selling and leasing temporary security storage containers and trailer vans (the "Leasing
                                        Business") and the business of
                                        developing manufactured housing
                                        subdivisions, purchasing developed lots
                                        and selling manufactured homes in
                                        established subdivisions (the "Real
                                        Estate Development Business"). See
                                        "Cavco Industries, Inc."

                                        Cavco is an Arizona corporation and its
                                        executive offices are located at 1001
                                        North Central Avenue, Eighth Floor,
                                        Phoenix, Arizona 85004. Its telephone
                                        number is (602) 256-6263.

CENTEX REAL ESTATE CORPORATION ......   CREC is a 99.9% owned subsidiary of
                                        Centex, a multi-industry company whose
                                        common stock is traded on the New York
                                        Stock Exchange. CREC is engaged
                                        primarily in home building operations,
                                        which involve the construction and sale
                                        of residential housing, including the
                                        development of land in residential
                                        communities and the purchase of
                                        developed lots. CREC is one of the
                                        nation's largest home builders, having
                                        built and delivered 11,970 homes in its
                                        fiscal year ended March 31, 1996. CREC
                                        is currently engaged in the construction and sale of residential housing in 49 markets located in more than 20
                                        different states. CREC and its
                                        predecessors have been engaged in the
                                        home building business since 1950. See
                                        "Centex Real Estate Corporation."

                                        CREC is a Nevada corporation and its
                                        principal executive offices are located
                                        at 2728 North Harwood, Dallas, Texas
                                        75201. Its telephone number is (214)
                                        981-5000.

THE GHELFI PARTIES ..................   The Ghelfi Parties consist of Al Ghelfi,
                                        the Chairman of the Board of Cavco, his
                                        spouse, Janet Ghelfi, and Janal Limited
                                        Partnership, an Arizona limited
                                        partnership ("Janal"). The general
                                        partners of Janal are the Alfred and
                                        Janet Ghelfi Trust and The 1994 Alsons
                                        Trust (the "Ghelfi Trusts"). The sole
                                        trustees of the Ghelfi Trusts are Al
                                        Ghelfi and Janet Ghelfi. The limited
                                        partners of Janal and the beneficiaries
                                        of the Ghelfi Trusts include Al Ghelfi,
                                        Janet Ghelfi and their descendants. See
                                        "The Ghelfi Parties."

THE SPECIAL MEETING .................   The Special Meeting will be held on
                                        March 21, 1997, at 10:00 a.m., local
                                        time, at 1001 North Central Avenue,
                                        Fourth Floor, Phoenix, Arizona. At the
                                        Special Meeting, Shareholders will be
                                        asked to consider and vote upon (i) a
                                        proposal to approve the Merger Agreement and the transactions contemplated thereby, and (ii) such other business as may properly come before the Special
                                        Meeting. See "The Special Meeting."

                                        The Record Date for the Special Meeting
                                        is the close of business on February 18, 1997. On the Record Date, there were 3,516,093 shares of Common Stock outstanding and entitled to vote. Each holder of Common Stock on the Record Date is entitled to cast one vote for each share held of record on each matter that is properly presented to the Shareholders for a vote at the Special Meeting.

                                        The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for the approval of the Merger Agreement and the transactions contemplated thereby. See "The Special Meeting."

                                        If a proxy is properly executed and
                                        timely returned, it will be voted in
                                        accordance with the instructions
                                        contained therein and, in the absence of specific instructions, will be voted to approve the Merger Agreement and the transactions contemplated thereby.

                                        As of the Record Date, the Ghelfi
                                        Parties beneficially owned an aggregate
                                        of 1,830,729 shares of Common Stock,
                                        representing approximately 52% of the
                                        outstanding shares of Common Stock. The
                                        Ghelfi Parties have entered into a
                                        Voting Agreement (the "Voting
                                        Agreement") with CREC pursuant to which
                                        they have agreed to vote all of the
                                        shares of Common Stock owned by them to
                                        approve the Merger Agreement and against any inconsistent transactions. As a result of the Voting Agreement, the approval of the Merger Agreement by the holders of a majority of the outstanding shares of Common Stock is assured, even if no votes to approve the Merger Agreement are cast by any Shareholders other than the Ghelfi Parties (the "Independent Shareholders"). See
                                        "Certain Other Agreements Between CREC
                                        and the Ghelfi Parties--Voting
                                        Agreement."

                                        In addition, as of the Record Date,
                                        directors and officers of Cavco (other
                                        than the Ghelfi Parties) beneficially
                                        owned, in the aggregate, 323,115 shares
                                        of Common Stock, representing
                                        approximately 9% of the outstanding
                                        shares of Common Stock. All such
                                        directors and officers have advised
                                        Cavco that they intend to vote the
                                        shares of Common Stock beneficially
                                        owned by them to approve the Merger
                                        Agreement. See "Security Ownership of
                                        Certain Beneficial Owners and
                                        Management."

SOLICITATION OF PROXIES .............   The expense of filing, printing,
                                        assembling and mailing this Proxy
                                        Statement to Shareholders will be paid
                                        by Cavco. Brokerage houses, custodians,
                                        nominees and fiduciaries will be
                                        requested to forward the proxy
                                        soliciting materials to the beneficial
                                        owners of Common Stock held of record by such persons, and Cavco will reimburse such persons for reasonable out-of-pocket expenses incurred in connection therewith. Cavco has retained
                                        ChaseMellon Shareholder Services, L.L.C.
                                        ("ChaseMellon") to aid in the
                                        solicitation of proxies. See "The
                                        Special Meeting--Solicitation of
                                        Proxies."

THE MERGER AND RELATED TRANSACTIONS .   The Merger Agreement provides that, at
                                        the Effective Time (as defined below),
                                        the Merger Subsidiary will be merged
                                        with and into Cavco. Upon the
                                        consummation of the Merger, the separate corporate existence of the Merger
                                        Subsidiary will cease and Cavco will
                                        continue as the surviving corporation.
                                        As a result of the Merger, Cavco will
                                        become a wholly owned subsidiary of the
                                        Holding Company.

                                        Immediately prior to or concurrently
                                        with the Merger, (i) CREC will
                                        contribute to the Holding Company an
                                        amount in cash (the "CREC Purchase
                                        Price") equal to the aggregate Merger
                                        Consideration (as defined below) to be
                                        paid to the Shareholders in accordance
                                        with the Merger Agreement and (ii) the
                                        Ghelfi Parties will transfer and
                                        contribute to the Holding Company an
                                        aggregate 783,441 shares of Common Stock
                                        (the "Contributed Company Shares"). In
                                        exchange for the foregoing
                                        consideration, the Holding Company will
                                        issue to CREC and the Ghelfi Parties
                                        approximately 78% and 22%, respectively, of the outstanding shares of common stock, par value $0.01 per share, of the Holding Company ("Holding Company Common Stock").

                                        The Merger Agreement provides that each
                                        share of Common Stock that is issued and outstanding immediately prior to the Effective Time (other than the Contributed Company Shares and shares held by persons who exercise dissenters' rights under Arizona law) will be converted as of the Effective Time into the right to receive $26.75 per share in cash (the "Merger Consideration"). Each share of Common Stock held in the treasury of the Company and each Contributed Company Share will be canceled at the Effective Time, and no payment will be made in respect thereof. See "The Merger Agreement."

                                        A copy of the Merger Agreement is
                                        attached as Appendix A to this Proxy
                                        Statement.

RECOMMENDATION OF THE SPECIAL
COMMITTEE AND THE BOARD .............   Because the interests of the Ghelfi
                                        Parties and certain directors of Cavco
                                        may be different from or in addition to
                                        the interests of the Independent
                                        Shareholders, the Board has established
                                        a Special Committee (the "Special
                                        Committee") consisting entirely of
                                        disinterested directors to act in
                                        connection with and evaluate the
                                        transactions with CREC (or alternative
                                        transactions with other parties) from
                                        the standpoint of the Independent
                                        Shareholders, and the Special Committee
                                        has unanimously recommended that the
                                        Merger Agreement and the transactions
                                        contemplated thereby be approved by the
                                        Board and Shareholders.

                                        Based upon, among other things, (i) the
                                        unanimous recommendation of the Special
                                        Committee and (ii) the opinion of
                                        Goldman, Sachs & Co. ("Goldman Sachs")
                                        referred to below, the Board has
                                        unanimously determined (with Al Ghelfi
                                        and Brent Ghelfi abstaining) that the
                                        Merger is fair to, and in the best
                                        interests of, Cavco and the Independent
                                        Shareholders. THE SPECIAL COMMITTEE AND
                                        THE BOARD RECOMMEND THAT SHAREHOLDERS
                                        VOTE "FOR" THE APPROVAL OF THE MERGER
                                        AGREEMENT AND THE TRANSACTIONS
                                        CONTEMPLATED THEREBY. See "Special
                                        Factors--Background of the Merger" and
                                        "--Recommendation and Reasons for the
                                        Merger."

OPINION OF FINANCIAL ADVISOR ........   Goldman Sachs has delivered its written
                                        opinion, dated December 4, 1996, to the
                                        Special Committee and the Board that, as of such date, the consideration of $26.75 per share in cash to be received by the Independent Shareholders pursuant to the Merger Agreement is fair to the Independent Shareholders.

                                        The full text of the written opinion of
                                        Goldman Sachs, which sets forth
                                        assumptions made, matters considered and limitations on the review undertaken in connection with the opinion, is attached hereto as Appendix B and is incorporated herein by reference. SHAREHOLDERS ARE URGED TO READ SUCH OPINION IN ITS ENTIRETY. See "Special Factors--Opinion of Financial Advisor."

EFFECTIVE TIME OF THE MERGER ........   The Effective Time of the Merger will
                                        occur when the Merger Agreement (or a
                                        plan of merger summarizing certain of
                                        the principal terms thereof) and
                                        articles of merger are filed with the
                                        Arizona Corporation Commission, or such
                                        later time as may be agreed upon by the
                                        Merger Subsidiary and the Company. Such
                                        filing will occur as promptly as
                                        practicable following the satisfaction
                                        or waiver of all the conditions
                                        contained in the Merger Agreement,
                                        including the approval of the Merger
                                        Agreement by the holders of a majority
                                        of the outstanding shares of Common
                                        Stock. Cavco and CREC currently
                                        anticipate that the Effective Time will
                                        occur as soon as practicable after the
                                        Special Meeting. See "The Merger
                                        Agreement--The Merger" and "--Conditions to the Closing."

REGULATORY CONSIDERATIONS ...........   The consummation of the transactions
                                        contemplated by the Merger Agreement is
                                        subject to the expiration or early
                                        termination of all applicable waiting
                                        periods under the Hart-Scott-Rodino
                                        Antitrust Improvements Act of 1976, as
                                        amended (the "HSR Act"). Pre-merger
                                        notification and report forms with
                                        respect to the Merger were filed by
                                        Centex and Cavco under the HSR Act on or about December 26, 1996. Early termination was granted with respect to the applicable waiting periods as of December 31, 1996. See "Special
                                        Factors--Regulatory Considerations."

OTHER CONDITIONS TO THE MERGER ......   In addition to the approval of the
                                        Merger Agreement by the holders of a
                                        majority of the outstanding shares of
                                        Common Stock, the consummation of the
                                        transactions contemplated by the Merger
                                        Agreement is conditioned upon the
                                        satisfaction of certain other
                                        conditions, including the truth and
                                        accuracy of certain representations and
                                        warranties, compliance with certain
                                        covenants contained in the Merger
                                        Agreement and other usual and customary
                                        closing conditions. See "The Merger
                                        Agreement--Conditions to the Closing."

NO SOLICITATION; CONSIDERATION OF
OTHER PROPOSALS .....................   The Merger Agreement provides that
                                        neither Cavco nor its representatives
                                        will initiate any contact with, solicit, encourage or enter into or continue any discussions, negotiations, understandings or agreements with any third parties with respect to any other acquisition proposal or disclose any non-public information regarding Cavco or any of its businesses to any third parties, except under certain circumstances in which the Board or the Special Committee reasonably determines based on the advice of its counsel that it is required to do so by virtue of its fiduciary obligations under applicable law, and certain other conditions described or referred to below are satisfied.

                                        Under the Merger Agreement, Cavco may
                                        furnish and discuss non-public
                                        information concerning Cavco or its
                                        businesses in response to unsolicited
                                        requests therefor to any third party the Board reasonably determines is financially qualified to consummate a proposed transaction, and Cavco may enter into negotiations with such a third party concerning an alternative acquisition proposal if (i) the amount of consideration to be paid to the Independent Shareholders under such acquisition proposal is at least $1,000,000 greater than the amount payable to the Independent Shareholders under the Merger Agreement and (ii) the terms and conditions of such acquisition proposal, when taken in their entirety, are no less favorable to the Independent Shareholders than those set forth in the Merger Agreement. In addition, Cavco may enter into an agreement with a third party with respect to such an acquisition proposal if (i) it is permitted to enter into negotiations with such third party as described above, (ii) CREC has not responded with a counter offer topping the amount of consideration to be paid to the Independent Shareholders under such proposal by at least $1,000,000 and
                                        (iii) certain other conditions are met,
                                        including the payment to CREC by Cavco
                                        of certain termination fees and expenses as discussed below. See "The Merger Agreement--No Solicitation; Fiduciary
                                        Out."

TERMINATION .........................   The Merger Agreement may be terminated
                                        by the parties in certain circumstances, including by mutual consent, or by either party in the event of (i) a governmental order, injunction or decree restraining or prohibiting the transactions contemplated by the Merger
                                        Agreement, (ii) failure to obtain the
                                        required vote of the Shareholders at the Special Meeting , (iii) certain material violations or breaches by the other party of the representations, warranties and covenants contained in the Merger
                                        Agreement, or (iv) failure to consummate the Merger by December 31, 1997. In addition, either party may terminate the Merger Agreement if Cavco receives a qualified acquisition proposal from a third party and certain other conditions specified in the Merger Agreement are satisfied. See "The Merger
                                        Agreement--Termination."

TERMINATION PAYMENTS ................   The Merger Agreement provides for
                                        payment to CREC by Cavco of a
                                        termination fee in the amount of
                                        $2,500,000 and reimbursement of certain
                                        expenses in an amount up to $300,000 in
                                        the event that the Merger Agreement is
                                        terminated for any reason (including a
                                        termination by Cavco in order to accept
                                        a qualified acquisition proposal from a
                                        third party), other than (i) by mutual
                                        consent; (ii) by reason of the issuance
                                        of certain orders, injunctions or
                                        decrees restraining or prohibiting the
                                        transaction in an action brought by a
                                        plaintiff that is a governmental
                                        authority; (iii) because the Merger has
                                        not been consummated by December 31,
                                        1997 and CREC elects to terminate; or
                                        (iv) because Cavco and the Ghelfi
                                        Parties have elected to terminate due to a material violation or breach by CREC.
                                        The Merger Agreement also provides for
                                        payment to Cavco by CREC of a
                                        termination fee and reimbursement of
                                        certain expenses, in the same amounts,
                                        in the event that the Merger Agreement
                                        is terminated because (i) the Merger has not been consummated by December 31, 1997 and CREC elects to terminate, or
                                        (ii) Cavco and the Ghelfi Parties elect
                                        to terminate due to a material violation or breach by CREC. See "The Merger
                                        Agreement--Termination."

SOURCE OF FUNDS .....................   It is expected that the Merger
                                        Consideration, together with any funds
                                        required to pay Dissenting Shareholders
                                        (as defined below), will be funded
                                        through cash contributed by CREC to the
                                        Holding Company. CREC has represented
                                        and warranted in the Merger Agreement
                                        that it has, or will have at the time of
                                        the consummation of
                                        the Merger, the funds necessary to pay
                                        the Merger Consideration. See "Special
                                        Factors--Financing The Merger."
INTERESTS OF CERTAIN PERSONS IN THE
MERGER ..............................   In considering the recommendation of the
                                        Board with respect to the Merger
                                        Agreement and the transactions
                                        contemplated thereby, Shareholders
                                        should be aware that the Ghelfi Parties
                                        and certain directors and officers of
                                        Cavco may have interests in such matters that are different from or in addition to the interests of the Independent
                                        Shareholders. These interests include,
                                        but are not limited to, (i) the
                                        approximate 22% indirect equity interest in Cavco to be retained by the Ghelfi
                                        Parties after the Merger; (ii) the
                                        rights and interests of the Ghelfi
                                        Parties in the Shareholders' Agreement,
                                        as described below; (iii) the rights and interests of the Ghelfi Parties under the Voting Agreement and the Stock
                                        Purchase Agreement, as described below;
                                        (iv) the rights and interests of Al
                                        Ghelfi in the Consulting Agreement, as
                                        described below, which will become
                                        effective upon the consummation of the
                                        Merger; (v) the rights and interests of
                                        Brent Ghelfi in the Employment
                                        Agreement, as described below, which
                                        will become effective upon consummation
                                        of the Merger; (vi) rights of the
                                        officers and directors of Cavco and the
                                        Ghelfi Parties to indemnification
                                        against certain liabilities; and (vii)
                                        the acceleration of vesting of stock
                                        options granted to one officer of Cavco.
                                        See "Special Factors--Interests of
                                        Certain Persons in the Merger."

SHAREHOLDERS' AGREEMENT .............   The Merger Agreement provides that, at
                                        the time the Merger is consummated,
                                        CREC, the Holding Company and the Ghelfi
                                        Parties will enter into a Shareholders'
                                        Agreement (the "Shareholders'
                                        Agreement"). The Shareholders' Agreement will provide that CREC and the Ghelfi
                                        Parties will each have the right to
                                        designate a specific number of members
                                        of the board of directors of the Holding
                                        Company and that certain actions may not be taken by the Holding Company unless authorized by a vote of at least two-thirds of the total number of Holding Company directors. Under the
                                        Shareholders' Agreement, all of the
                                        Holding Company Common Stock will be
                                        subject to certain transfer
                                        restrictions, and the shares held by the Ghelfi Parties will be subject to certain annual put options exercisable by the Ghelfi Parties (beginning in 2000) and certain annual call options exercisable by CREC (beginning in 2002) whereby CREC may acquire all of the Ghelfi Parties' shares of Holding
                                        Company Common Stock at a formula price
                                        based on specified multiples of the
                                        Holding Company's adjusted earnings
                                        before taxes. The Shareholders'
                                        Agreement also contains agreements
                                        relating to the payment of dividends and grants the Ghelfi Parties a right of first refusal with respect to any sale of the Leasing Business. See "Related
                                        Agreements--Shareholders' Agreement."

VOTING AGREEMENT AND STOCK PURCHASE
AGREEMENT ...........................   Concurrently with the execution of the
                                        Merger Agreement, the Ghelfi Parties
                                        entered into the Voting Agreement and a
                                        Stock Purchase Agreement with CREC (the
                                        "Stock Purchase Agreement"). Pursuant
                                        to the Voting Agreement, the Ghelfi
                                        Parties, who beneficially owned an
                                        aggregate of 1,830,729 shares of Common
                                        Stock as of the Record Date,
                                        representing
                                        approximately 52% of the outstanding
                                        shares of Common Stock, have agreed to
                                        vote all of the shares of Common Stock
                                        beneficially owned by them to approve
                                        the Merger Agreement and against any
                                        inconsistent transactions. Pursuant to
                                        the Stock Purchase Agreement, the Ghelfi
                                        Parties have agreed to sell to CREC, and CREC has agreed to purchase, an aggregate of 1,047,288 shares of Common
                                        Stock, representing approximately 30% of the outstanding shares, for $26.75 per share (the "Subject Share Purchase") in the event the Merger Agreement is terminated for specified reasons, including, but not limited to, a termination by Cavco in order to accept a qualified acquisition proposal received from a third party. If the Subject Share Purchase is consummated, the Ghelfi Parties and CREC have agreed to enter into a shareholders' agreement on terms similar to those of the Shareholders' Agreement described above and to use their best efforts to cause
                                        Cavco to become a party thereto. Among
                                        other things, such shareholders'
                                        agreement will provide that CREC and the Ghelfi Parties will each have the right to designate a specified number of Cavco directors, with CREC having the right to designate a majority of directors, and that Cavco will not take certain actions or engage in certain transactions, including a merger, consolidation or sale of all or substantially all of its assets, unless authorized by a vote of at least two-thirds of the total number of Cavco directors. The Company believes that one effect of the Stock Purchase Agreement and the Voting Agreement is to increase the likelihood that the Merger will be consummated by making it more difficult for a third party to make a competing proposal to acquire the Company. See
                                        "Special Factors--Background of the
                                        Merger" and "--Recommendation and
                                        Reasons for the Merger" and "Certain
                                        Other Agreements Between CREC and the
                                        Ghelfi Parties."

CERTAIN FEDERAL INCOME TAX
CONSEQUENCES ........................   In general, each Shareholder, including
                                        Shareholders who exercise their
                                        dissenters' rights under Arizona law as
                                        discussed below, will recognize gain or
                                        loss per share as a result of the
                                        Merger in an amount equal to the
                                        difference between the cash received
                                        per share for the Shareholder's shares
                                        and the Shareholder's tax basis per
                                        share in the Common Stock. Such gain or
                                        loss generally will be treated as
                                        capital gain or loss if a Shareholder's
                                        shares of Common Stock are held as
                                        capital assets at the time of the
                                        Merger. Gain with respect to shares of
                                        Common Stock acquired through the
                                        exercise of employee incentive stock
                                        options and which have not been held
                                        for the requisite holding periods, and
                                        any other shares that are not held as
                                        capital assets, will be subject to
                                        federal income tax at ordinary income
                                        tax rates. See "Special Factors--
                                        Certain Federal Income Tax
                                        Consequences."

                                        THE FOREGOING TAX DISCUSSION IS INCLUDED
                                        FOR GENERAL INFORMATION ONLY AND IS
                                        BASED UPON PRESENT LAW. EACH SHAREHOLDER
                                        SHOULD CAREFULLY REVIEW THE MORE
                                        DETAILED INFORMATION UNDER "SPECIAL
                                        FACTORS--CERTAIN FEDERAL INCOME TAX
                                        CONSEQUENCES" AND CONSULT SUCH
                                        SHAREHOLDER'S OWN TAX ADVISOR AS TO THE
                                        SPECIFIC TAX CONSEQUENCES OF THE MERGER
                                        TO SUCH SHAREHOLDER, INCLUDING THE
                                        APPLICATION AND EFFECT OF FEDERAL,
                                        STATE, LOCAL AND OTHER TAX LAWS AND THE
                                        POSSIBLE EFFECTS OF CHANGES IN SUCH TAX
                                        LAWS. SPECIAL RULES APPLY TO COMMON
                                        STOCK ACQUIRED

                                        PURSUANT TO THE EXERCISE OF EMPLOYEE
                                        STOCK OPTIONS OR OTHERWISE AS
                                        COMPENSATION.

CERTAIN EFFECTS OF THE MERGER .......   If the Merger is consummated, the
                                        Independent Shareholders will no longer
                                        have an equity interest in Cavco and,
                                        therefore, will not share in its future
                                        earnings and growth. Instead, each
                                        Independent Shareholder will have the
                                        right to receive $26.75 per share in
                                        cash (or, in the case of Shareholders
                                        who exercise dissenters' rights, the
                                        fair value of their shares as determined in accordance with Arizona law).

                                        Cavco will, as a result of the Merger,
                                        become a wholly owned subsidiary of the
                                        Holding Company, the shares of which
                                        will be owned approximately 78% by CREC
                                        and approximately 22% by the Ghelfi
                                        Parties. The Common Stock will no longer be traded on the Nasdaq SmallCap Market, the registration of Common Stock under the Exchange Act will be terminated and Cavco will be relieved of the obligation to comply with the proxy rules of Regulation 14A under Section 14 of the Exchange Act. See "Special
                                        Factors--Certain Effects of the Merger;
                                        Plans for the Company after the Merger."

RIGHTS OF DISSENTING SHAREHOLDERS ...   If the Merger is consummated,
                                        Shareholders who exercise their rights
                                        to dissent from the Merger ("Dissenting
                                        Shareholders") in accordance with the
                                        procedures set forth in Article 2 of
                                        Chapter 13 of the Arizona Business
                                        Corporation Act (the "Arizona Act") will be entitled to demand payment of the fair value of their shares. Shareholders wishing to exercise dissenters' rights must (i) not vote in favor of approval of the Merger Agreement (which approval would include submitting a signed proxy card without voting instructions); (ii) deliver to Cavco, prior to the vote on the Merger Agreement at the Special
                                        Meeting, written notice of their intent
                                        to demand payment for their shares under the Arizona Act if the Merger is effectuated; and (iii) strictly comply with the other requirements of the Arizona Act. The Ghelfi Parties have waived their dissenters' rights in connection with the Merger.

                                        Failure to follow the procedures
                                        required by Article 2 of Chapter 13 of
                                        the Arizona Act may result in the loss
                                        of dissenters' rights (in which event a
                                        Shareholder will be entitled to receive
                                        the Merger Consideration with respect to such Shareholder's shares in accordance with the Merger Agreement). Under the Arizona Act, a Shareholder entitled to dissenters' rights may not challenge the corporate action creating such rights unless the action is unlawful or fraudulent with respect to the Shareholder or the Company. See "Dissenters' Rights" and Sections 10-1301 through 10-1331 of the Arizona Act attached hereto as Appendix C.

MARKET PRICE AND DIVIDEND INFORMATION.  The Common Stock is traded on the Nasdaq
                                        SmallCap Market under the symbol "CVCO."
                                        On December 4, 1996, the last full
                                        trading day prior to the first public
                                        announcement of the Merger, the high and low sales prices of the Common Stock were $24.00 and $23.625, respectively. For the last twelve months prior to December 4, 1996, the highest market closing price for the

                                        Common Stock was $23.25 per share and
                                        the average market closing price for the same period was $15.81 per share. The Company has never paid dividends and has no plans to pay dividends in the foreseeable future in the event that the transactions contemplated by the Merger Agreement are not consummated for any reason. See "Market Price and Dividend Information."

                               THE SPECIAL MEETING

          This Proxy Statement and the accompanying proxy card are furnished in connection with the solicitation by the Board of proxies to be used at the Special Meeting to be held on March 21, 1997, at 10:00 a.m., local time, at 1001 North Central Avenue, Fourth Floor, Phoenix, Arizona.

         WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. You may revoke your proxy, either in writing or by voting in person at the Special Meeting, at any time before it is exercised, in the manner described below.

         THE HOLDING COMPANY HAS DESIGNATED CHASEMELLON TO ACT AS PAYING AGENT (THE "PAYING AGENT") IN CONNECTION WITH THE MERGER. SHAREHOLDERS SHOULD NOT FORWARD ANY COMMON STOCK CERTIFICATES WITH THEIR PROXY CARDS. IN THE EVENT THE MERGER IS CONSUMMATED, STOCK CERTIFICATES SHOULD BE DELIVERED IN ACCORDANCE WITH INSTRUCTIONS SET FORTH IN A LETTER OF TRANSMITTAL, WHICH WILL BE SENT TO SHAREHOLDERS BY THE PAYING AGENT, PROMPTLY AFTER THE EFFECTIVE TIME.

MATTERS TO BE CONSIDERED

         At the Special Meeting, Shareholders will be asked to consider and vote upon:

         1. A proposal to approve the Merger Agreement and the transactions contemplated thereby, upon the terms and subject to the conditions of which:

                  (a) The Merger Subsidiary will be merged with and into Cavco, with Cavco continuing as the surviving corporation;

                  (b) Cavco will become a wholly owned subsidiary of the Holding Company; and

                  (c) Each outstanding share of Common Stock (other than the Contributed Company Shares, which are held by the Ghelfi Parties and represent approximately 22% of the outstanding shares of Common Stock, and shares held by Dissenting Shareholders) will be converted into the right to receive $26.75 in cash.

         2. Such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

         It is not expected that any matter not referred to herein will be presented for action at the Special Meeting. If any other matters are properly brought before the Special Meeting, including a motion to adjourn the meeting for the purpose of soliciting additional proxies, the persons named in the proxies or authorized substitutes will have discretion to vote on such matters and on matters incident to the conduct of the Special Meeting in accordance with their best judgment, except that shares represented by proxies which have been voted 'Against' approval of the Merger Agreement will not be used to vote 'For' adjournment of the Special Meeting for the purpose of soliciting additional votes 'For' approval of the Merger Agreement.

RECORD DATE; VOTING RIGHTS

         The Board has fixed the close of business on February 18, 1997 as the Record Date. Only holders of record of Common Stock on the Record Date are entitled to notice of and to vote at the Special Meeting, whether in person or by proxy. As of the Record Date, there were 3,516,093 shares of Common Stock outstanding and entitled to vote at the Special Meeting, which shares were held
by approximately           Shareholders of record.

         Each holder of Common Stock on the Record Date is entitled to cast one vote for each share held of record on each matter that is properly presented to the Shareholders for a vote at the Special Meeting. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to be voted is necessary to constitute a quorum at the Special Meeting. Abstentions will be included in the calculation of the number of votes represented at the Special Meeting for purposes of determining whether a quorum is present.

         If a proxy is properly executed and timely returned, it will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted to approve the Merger Agreement and the transactions contemplated thereby. In addition, properly executed proxies that are timely returned will be voted in accordance with the judgment of the person or persons voting the proxies on any other matter that properly may be brought before the Special Meeting.

         Brokers and nominees are precluded from exercising their voting discretion on the Merger Agreement and thus, absent specific instructions from the beneficial owner of such shares, are not empowered to vote such shares on the proposal to approve the Merger Agreement and the transactions contemplated thereby.

VOTES REQUIRED FOR APPROVAL; REVOCABILITY OF PROXIES

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for the approval of the Merger Agreement and the transactions contemplated thereby.

         As of the Record Date, the Ghelfi Parties beneficially owned an aggregate of 1,830,729 shares of Common Stock, representing approximately 52% of the outstanding shares of Common Stock. The Ghelfi Parties have entered into the Voting Agreement with CREC pursuant to which they have agreed to vote all of the shares of Common Stock owned by them to approve the Merger Agreement and against any inconsistent transactions. As a result of the Voting Agreement, the approval of the Merger Agreement by the holders of a majority of the outstanding shares of Common Stock is assured, even if no votes in favor of the Merger Agreement are cast by the Independent Shareholders. See "Certain Other Agreements Between CREC and the Ghelfi Parties--Voting Agreement."

         In addition, as of the Record Date, directors and officers of Cavco (other than the Ghelfi Parties) beneficially owned, in the aggregate, 323,115 shares of Common Stock, representing approximately 9% of the outstanding shares of Common Stock. All such directors and officers have advised Cavco that they intend to vote the shares of Common Stock beneficially owned by them to approve the Merger Agreement. See "Security Ownership of Certain Beneficial Owners and Management."

         A properly executed proxy marked "ABSTAIN" will not be voted. Accordingly, since the affirmative vote of a majority of the shares of Common Stock outstanding on the Record Date is required for approval of the Merger Agreement, a proxy marked "ABSTAIN" will have the effect of a vote against the Merger Agreement.

         A Shareholder may revoke a proxy by (i) delivering, prior to the Special Meeting, to Cavco Industries, Inc., attention Ruth Smith, Secretary, 1001 North Central Avenue, Eighth Floor, Phoenix, Arizona 85004, (A) a written notice of revocation or (B) a duly executed proxy bearing a later date or (ii) attending the Special Meeting and voting in person. Attendance at the Special Meeting will not in itself constitute the revocation of a proxy.

         No vote of the shareholders of CREC is required for consummation of the Merger.

SOLICITATION OF PROXIES

         The expense of filing, printing, assembling and mailing this Proxy Statement and related materials to Shareholders will be paid by Cavco. In addition to solicitation by use of the mails, solicitation may be made in person, or by telephone, facsimile or telegraph. Cavco may use the services of its directors, officers and employees to solicit proxies but they will not receive any additional salary or compensation for such services. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of Common Stock held of record by such persons, and Cavco will reimburse such persons for reasonable out-of-pocket expenses incurred by them related thereto. Cavco has retained ChaseMellon to aid in the solicitation of proxies. ChaseMellon's fee for solicitation of proxies is estimated to be approximately $5,500, plus reimbursement for out-of-pocket costs and expenses.

                             CAVCO INDUSTRIES, INC.

         Cavco is the largest manufacturer of residential and recreational manufactured housing in Arizona. Cavco is also in the business of selling and leasing temporary security storage containers and trailer vans and developing manufactured housing subdivisions, purchasing developed lots and selling manufactured homes in established subdivisions.

         Cavco's manufactured homes are manufactured in one of three facilities located in Arizona. The Company is also in the process of constructing a new manufacturing facility near Albuquerque, New Mexico. Once they have been completed, homes manufactured by Cavco are transported in one or more sections for installation on either temporary or permanent foundations. Although Cavco's manufactured homes are designed to be transportable, fewer than five percent are ever moved from the original site after installation.

         The Company's manufactured homes are distributed under various trademarks, with models available in a variety of floor plans ranging in size from approximately 399 square feet for a recreational/retirement park home to a range of 546 to 2,026 square feet for a residential home. The Company offers numerous options and customizes models to meet the needs of different geographical areas. Retail prices of the Company's homes range from approximately $19,000 to $100,000. The average price of a recreational/ retirement park home is approximately $28,000 and the average price of a residential home is approximately $40,000.

         The Company sells its manufactured homes through a network of independent dealers and generally does not sell products directly to the general public, except for sales in certain subdivisions developed by the Real Estate Development Business. The retail prices of the Company's manufactured homes are set by individual dealers and not by the Company. Many of the Company's independent dealers operate more than one retail outlet. The Company presently sells its manufactured homes through approximately 200 outlets in 10 states, Canada and Japan, of which there are approximately 103 in Arizona, 27 in New Mexico, 20 in Colorado, 15 in Utah, 6 in Texas, 4 each in Nevada and Washington, 3 in California, 2 in Idaho, 1 in Oregon, 7 in Canada and 8 in Japan.

         The Company also sells and leases security storage containers and trailer vans through its subsidiary, National Security Containers, Inc. ("NSC"). The storage containers are used by a wide variety of businesses with a need for additional temporary storage space; the trailer vans are used generally for ground transportation of goods. The Company purchases the storage containers and trailer vans and refurbishes them at its own facilities or by using outside contractors. The refurbished storage containers and trailer vans are sold or leased by NSC directly to customers through nine offices located in Arizona, Texas, Colorado, Louisiana and Tennessee.

         The Company organized its Sun Built Homes, Inc. ("Sun Built") subsidiary in 1991 to develop manufactured housing subdivisions, purchase developed lots and sell manufactured homes in established subdivisions. The Company has generally sought to acquire land with the intent to complete the sale of housing units within 36 to 60 months from the date of acquisition. Generally, this involves acquiring land that is properly zoned and is either ready for development or already developed. Sun Built sells lots in its subdivisions and manufactured homes directly to the consumer. Homes sold by Sun Built are manufactured by the Company at its existing manufacturing plants. The average size of these homes ranges from 576 to 1,800 square feet, with retail selling prices ranging from $30,200 to $86,800, excluding land.

         Cavco is an Arizona corporation and its executive offices are located at 1001 North Central Avenue, Eighth Floor, Phoenix, Arizona 85004. Its telephone number is (602) 256-6263.


                         CENTEX REAL ESTATE CORPORATION

         CREC is a 99.9% owned subsidiary of Centex, a multi-industry company incorporated in Nevada. Centex's common stock has been publicly traded since 1969 and is currently listed on the New York Stock Exchange and the International Stock Exchange of the United Kingdom and the Republic of Ireland. Centex currently operates in three principal business segments: home building, financial services and contracting and construction services. In addition,

Centex has a 51% interest in Centex Construction Products, Inc., a publicly traded company engaged in the production, distribution and sale of cement, aggregates, readymix concrete and gypsum wallboard.

         Centex's home building operations are conducted primarily by CREC. These operations involve the construction and sale of residential housing, including the development of land in residential communities and the purchase of developed lots. Approximately 96% of the homes sold by CREC are single-family detached homes. The remainder are town homes and low rise condominiums. CREC and its predecessors have participated in the home building business since 1950.

         CREC is one of the nation's largest home builders, having built and delivered 11,970 homes in its fiscal year ended March 31, 1996. CREC's home building operations have ranked, by the number of units produced in the calendar year, as the largest U. S. builder of homes from 1989 to 1994 and the second largest builder in 1995. CREC is also the only company to rank among the top ten U.S. builders for each of the past 27 years.

         CREC follows a strategy of reducing exposure to local market volatility by spreading its operations across geographically and economically diverse markets. CREC is currently engaged in the construction and sale of residential housing in approximately 275 neighborhoods and 49 different markets located in more than 20 different states. These markets include areas in the West (California, Nevada, Oregon and Washington State), Midwest (Colorado, Illinois, Indiana, Minnesota, and Ohio), East (Georgia, New Jersey, North Carolina, Tennessee, South Carolina and Virginia), Southeast (Florida) and Southwest (Arizona, New Mexico and Texas).

         CREC sells to both first time and move-up buyers. In fiscal 1996, CREC closed sales of first time, move-up and, in some markets, custom homes, ranging in price from approximately $69,000 to about $577,000, with the average sale price being approximately $163,000. In the Dallas and San Antonio locations, CREC has custom home divisions which offer higher-end homes.

         CREC is a Nevada corporation and its principal executive offices are located at 2728 North Harwood, Dallas, Texas 75201. Its telephone number is
(214) 981-5000.


                               THE GHELFI PARTIES

         The Ghelfi Parties are Al Ghelfi, the Chairman of the Board of Cavco, his spouse, Janet Ghelfi, and Janal. Al Ghelfi and Janet Ghelfi are citizens of the United States of America. Janal is a limited partnership formed under the laws of the State of Arizona of which the sole general partners are the Ghelfi Trusts and the sole limited partners are the Ghelfi Trusts, Al Ghelfi, Janet Ghelfi and their descendants. The business of Janal is to hold and manage assets for the benefit of its partners. The Ghelfi Trusts are trusts formed under the laws of the State of Arizona, the sole trustees of which are Al Ghelfi and Janet Ghelfi and the sole beneficiaries of which are Al Ghelfi, Janet Ghelfi and their descendants.

         Al Ghelfi is currently the Chairman of the Board of Directors of Cavco and served as President and Chief Executive Officer of Cavco from 1974 through October 1996. Brent Ghelfi, who currently serves as the President and Chief Executive Officer of Cavco, is the son of Al Ghelfi and Janet Ghelfi. Brent Ghelfi is not one of the Ghelfi Parties.

         The business address of each of the Ghelfi Parties is 1001 North Central Avenue, Eighth Floor, Phoenix, Arizona 85004. Their telephone number is
(602) 256-6263.

                                 SPECIAL FACTORS

BACKGROUND OF THE MERGER

         In 1968, Al Ghelfi and an associate founded the Company under the name Cavalier Manufacturing Company to manufacture and sell truck campers. In 1969, the Company began to produce manufactured housing, which has been the Company's principal business for many years. The Company completed an initial public offering of Common Stock in 1969, followed by a second public offering of Common Stock in 1971. In 1974, Al Ghelfi acquired a majority ownership position in Cavco when he purchased the majority of the Common Stock then held by the other principal founder of the Company. Mr. Ghelfi and his affiliates have maintained majority ownership of Cavco ever since, and currently own approximately 52% of the outstanding shares of Common Stock.

         In 1986, the Company began manufacturing relocatable commercial modular structures for sale or lease, and in 1993, the Company diversified its leasing operations to include security storage containers and trailer vans. In 1987, the Company further expanded its business through Action Healthcare Management Services, Inc. ("Action"), a subsidiary that the Company founded to provide health care utilization management and other health care services.

         On February 9 and 10, 1996, the Board and members of Cavco management held the Company's annual strategic planning meeting at the Company's offices in Phoenix. At the meeting, the participants considered the potential impact on the Company of recent changes and trends in the manufactured housing industry. Among other things, they considered the trend of increasing consolidation of companies in the industry and increasing competition from large, vertically integrated and geographically diversified competitors, many of which combine manufacturing operations with other complementary services and operations, such as a retail sales network, mortgage financing, insurance and other services. The consensus of the participants was that Cavco should refocus its capital and management resources on its core manufactured housing business and explore strategic alternatives that would permit it to grow that business substantially and to position itself to effectively respond to these changes and trends.

         To refocus resources on its core manufactured housing business, the Company undertook steps to sell Action. That disposition was completed in September 1996.

         In addition, the Company had for some time been exploring alternatives for the restructuring or disposition of NSC, its subsidiary that markets and leases security storage containers and trailer vans. The alternatives considered included a sale of NSC to a third party or to Al Ghelfi and his affiliates and a potential spin off of NSC to the Shareholders. During 1995, Cavco management had begun to study tax and structural issues relating to a spin-off. However, the Board and management were concerned that a spin off transaction might not provide the best value to Shareholders due to several factors, including the small size of NSC, its short history and relatively low reported net income, the likely thin trading market for its shares and the administrative costs and burdens of operating a publicly-held company of that size.

         During the spring and summer of 1996, Cavco management also began to consider an offering of Common Stock or other equity securities to raise additional capital to finance growth of the Company's manufactured housing business. During that period, Cavco management met and discussed financing alternatives with several investment banking firms. Because Cavco management believed that the Common Stock was undervalued by the market during this period and expected that the Company would report significantly improved revenues and earnings for its remaining two fiscal quarters and fiscal year ending September 30, 1996, management believed that a public offering was not advisable until after the end of the Company's fiscal year, if at all, and determined to reconsider financing alternatives at a later time.

         In April 1996, Roger Sefzik, a senior vice president of Centex's manufactured housing group, conducted a survey of various manufactured housing companies and, in connection with this survey, obtained and reviewed certain publicly available information regarding Cavco. After reviewing this information, Mr. Sefzik contacted Bob Ward, the Company's Chief Financial Officer, to inquire whether Cavco would have an interest in discussing mutual business opportunities with Centex in manufactured housing and related areas. On May 7, 1996, Mr. Sefzik wrote to Mr. Ward to request additional information regarding Cavco. Mr. Ward forwarded to Mr. Sefzik publicly available information regarding Cavco and suggested that Mr. Sefzik talk to Brent Ghelfi. In May 1996, Mr. Sefzik and Brent Ghelfi discussed general business possibilities by telephone. Brent Ghelfi invited Mr. Sefzik to visit certain real estate subdivisions containing Cavco homes and meet with him in Phoenix. On May 28, 1996, Mr. Sefzik traveled to the Tucson area to meet with representatives of Cavco and visit certain subdivisions containing homes manufactured by Cavco. On May 29, 1996, Mr. Sefzik met with Brent Ghelfi, Bob Ward and Sam Parlette, Vice President of Sales and Marketing of Cavco, at Cavco's executive offices in Phoenix. The discussion at that meeting initially centered on possibilities for the sale or joint venture of certain real estate properties of Cavco and Centex's possible purchase of manufactured homes from Cavco for installation in Centex subdivisions. During the conversation, Mr. Sefzik indicated to Brent Ghelfi that Centex was studying whether to enter the manufactured housing industry and expressed general interest in discussing a possible business combination between Centex and Cavco at some future time.

         Also in May 1996, the chairman of a large, national manufactured housing company (the "Second Interested Party") called Al Ghelfi and expressed an unsolicited interest in a possible acquisition of Cavco's manufactured housing business. Al Ghelfi considered this expression of interest too preliminary and indefinite to warrant presentation to the Board, but believed the possibility, if further clarified and defined, could provide a beneficial addition to the other strategic alternatives currently under consideration by the Company. Al Ghelfi discussed with outside directors Stephen Kleemann and Robert Wold the indications of interest received from Centex and the Second Interested Party and those directors agreed that management should investigate these alternatives.

         Mr. Sefzik of Centex and Brent Ghelfi continued general discussions of possible joint opportunities in telephone conversations in June 1996.

         On June 6, 1996, Cavco entered into a confidentiality agreement with the Second Interested Party and on June 10, 1996, its chairman met in Phoenix with Al Ghelfi and Brent Ghelfi to discuss his interest in the Company. In early June 1996, Al Ghelfi and Brent Ghelfi met with representatives of Osborn Maledon, a law firm that had represented the Company from time to time as special counsel. At that meeting, Al Ghelfi (who was then Chairman of the Board and Chief Executive Officer of Cavco) and Brent Ghelfi (who was then Executive Vice President and Chief Operating Officer of Cavco) determined to engage a financial advisor to assist the Company in evaluating any proposals received from Centex, the Second Interested Party, or others, as well as other strategic alternatives available to the Company. On June 12 and June 19, 1996, Al Ghelfi, Brent Ghelfi and a representative of Osborn Maledon met with Michael Geddes and Gregory Berg of Geddes and Company, a Phoenix-based financial advisory firm with substantial experience and expertise in mergers, acquisitions and financing transactions. The Company engaged Geddes and Company as its financial advisor on June 20, 1996 and authorized Geddes and Company to pursue discussions with the Second Interested Party and evaluate other strategic alternatives.

         On June 21, 1996, the chairman of the Second Interested Party contacted Geddes and Company to discuss a preliminary proposal for a possible purchase of all of the outstanding Common Stock at a purchase price of $18 per share. The closing price of the Common Stock on June 21, 1996 was $16 per share. The $18 purchase price was proposed to be paid in cash to the public shareholders, with Al Ghelfi and his affiliates to receive aggregate consideration of $18 per share in the form of a distribution of the stock of NSC and Action (valued at net book value) and cash for the balance of the aggregate purchase price. The proposal also contemplated a long-term employment arrangement with Brent Ghelfi and a noncompete agreement with Al Ghelfi. Al Ghelfi and Brent Ghelfi regarded the proposal by the Second Interested Party as inadequate and insufficient to warrant presentation to the Board at that time. Al Ghelfi did, however, advise directors Kleemann and Wold of the nature of the discussions. In an effort to determine whether a more definitive offer at a significantly higher valuation could be obtained, Al Ghelfi authorized representatives of Geddes and Company to continue discussions with the Second Interested Party, which they did during the weeks of June 24 and July 1, 1996. Representatives of Geddes and Company advised the chairman of the Second Interested Party that substantial improvement in the proposed price range would be necessary before Cavco would be in a position to seriously consider any proposal or to authorize a due diligence investigation.

         During the period from July 5, 1996 through July 26, 1996, Cavco management and representatives of Geddes and Company engaged in extensive discussions with representatives of the Second Interested Party regarding a variety of alternative transaction structures, pricing models and valuations in an effort to improve the price range proposed by the Second Interested Party. The parties were unsuccessful in these efforts and no offer was ever made by the Second Interested Party to acquire all or part of the Company. Discussions were broken off by the mutual agreement of the parties on July 26, 1996.

         In June 1996, the Company also received an unsolicited overture from a national equipment leasing company (the "Equipment Company") regarding a potential acquisition of all or part of the assets of NSC. NSC management had several general discussions with a representative of the Equipment Company in June and July 1996 regarding possible transaction structures, the Equipment Company's interest in particular assets and possible valuations. No offer was ever made as a result of these discussions, which were discontinued when NSC management concluded that the Equipment Company was unlikely to make an offer at an acceptable price.

         By mid-July 1996, it had become apparent to Cavco management that discussions with the Second Interested Party were unlikely to yield a definitive offer at a price that would be of interest to the Board. However, the analysis undertaken by Cavco management and Geddes and Company in connection with the discussions with the Second Interested Party led Cavco management to conclude that an acquisition of Cavco by a larger, well-financed strategic buyer could address the concerns identified at the Company's February 1996 strategic planning meeting, provided that an acceptable acquisition price and structure could be achieved. For these reasons, during the week of July 15, 1996, Al Ghelfi and Brent Ghelfi met with representatives of Geddes and Company and authorized them to approach Centex on a confidential basis to determine whether Centex's prior indication of interest might develop into a more definitive proposal for consideration by the Board.

         In mid-July, 1996, Mr. Sefzik called Brent Ghelfi and suggested a meeting in Phoenix between Cavco and senior management of Centex at which the parties could become better informed about the operations, management and goals of the two companies. Brent Ghelfi indicated that the Company had engaged Geddes and Company as its financial advisor and suggested that discussions be coordinated through Mr. Geddes.

         On July 19, 1996, representatives of Geddes and Company contacted Mr. Sefzik, who reiterated the interest of Centex in potential relationships with Cavco, including a possible joint venture or acquisition. However, Mr. Sefzik indicated that senior management of Centex would not be available to consider these matters until early August 1996. Mr. Sefzik and representatives of Geddes and Company had several additional telephone conversations during July to explore possible alternatives to be discussed at a future meeting of the parties.

         On August 8, 1996, several representatives of Centex, including Larry Hirsch, its chairman, Tim Ziifle, senior vice president of the manufactured housing group, and Mr. Sefzik, met in Phoenix with Al Ghelfi, Brent Ghelfi, and Messrs. Geddes and Berg of Geddes and Company. Cavco management conducted a tour of two subdivisions utilizing Cavco manufactured homes, which was followed by a general discussion of the Company's business operations over dinner that evening. The following day, the parties continued these general discussions regarding the Company's businesses and Al Ghelfi, Brent Ghelfi and representatives of Geddes and Company conducted tours of the Company's three manufactured housing facilities in Phoenix. Discussions of potential joint business opportunities continued during and following the plant tour.

         During the meetings on August 8 and 9, 1996, the Centex representatives indicated an interest in pursuing a potential business relationship with Cavco, subject to further study and due diligence. A number of possibilities were discussed in a preliminary fashion, ranging from the acquisition of Cavco manufactured homes by Centex for its own subdivisions, a possible joint venture between the two companies or a possible acquisition or other business combination. During the meetings, Mr. Hirsch emphasized that continuity of management would be a critical feature of any transaction or relationship with Cavco, because manufactured housing would represent a new line of business for Centex. Mr. Hirsch further stated that for these reasons, Centex would be interested in a potential transaction or relationship with Cavco only if Centex could be assured that Al Ghelfi and Brent Ghelfi would continue to serve as senior management of the Company on a long-term basis and only if Al Ghelfi and his affiliates continued to own a significant equity interest in the Company.

         At the August 9 meetings, Al Ghelfi and Brent Ghelfi indicated to Mr. Hirsch that they were each willing to consider long-term employment or similar arrangements and, in the case of Al Ghelfi, retention of an equity position in the Company, if such agreements were part of a transaction that was in the best interests of the Company and its Shareholders. At the end of the August 9 meeting, Mr. Hirsch advised the Ghelfis and Geddes and Company that Centex intended to evaluate its plans with respect to entering the manufactured housing industry and to study a possible relationship or transaction with Cavco. The parties agreed to communicate again after Centex had made progress in these efforts.

         On August 22, 1996, representatives of Geddes and Company had a telephone conversation with Mr. Sefzik, who indicated that Centex's investigation of the manufactured housing industry was progressing and that Centex continued to have an interest in further discussions with Cavco. On August 26, 1996, Mr. Geddes and Mr. Hirsch had an extensive telephone conversation in which Mr. Hirsch advised Mr. Geddes that Centex was considering accelerating its plans to enter the manufactured housing business and was interested in discussing an acquisition of Cavco. In each of these conversations, Mr. Hirsch and Mr. Sefzik stated that a condition of Centex's interest in proceeding would be the willingness of Al Ghelfi and Brent Ghelfi to enter into long-term employment or similar agreements with Cavco. In the August 26 telephone conversation, Mr. Hirsch also stated that Centex would expect Al Ghelfi and his affiliates to retain an equity interest in the Company in the range of 20% on a long-term basis, with arrangements for Centex to acquire the Ghelfi retained interest after some significant period of time.

         On September 3, 1996, Mr. Geddes and Mr. Hirsch had another telephone conversation to continue their discussions of potential transaction alternatives. During this conversation, Mr. Geddes and Mr. Hirsch discussed general price ranges for an acquisition of the Common Stock. At that time, Mr. Hirsch expressed his preliminary view that Centex might be willing to pay a price in the range of $23 to $24 per share, but emphasized that this preliminary view had been reached without the benefit of any due diligence investigation or access to non-public information. On September 3, 1996, the closing price of the Common Stock was $19.75 per share.

         In early September 1996, Al Ghelfi was contacted by an individual purporting to represent a real estate development and investment company (the "Third Interested Party"), who inquired about the possibility of a business combination with Cavco. On September 9, 1996, the representative of the Third Interested Party called on Al Ghelfi, and Mr. Ghelfi asked Mr. Geddes to contact the representative to evaluate the seriousness of the inquiry and the qualifications of the potential acquiror. Mr. Geddes spoke by telephone with the representative of the Third Interested Party on September 12, 1996 and again on October 2, 1996. In each conversation, the representative discussed in general terms a price of approximately $22 per share, which represented a premium over the closing price on October 2 of $19.50 per share, but expressed interest only in an acquisition of the majority ownership position of Mr. Ghelfi and his affiliates in Cavco. Mr. Ghelfi instructed Mr. Geddes to advise the representative of the Third Interested Party that Mr. Ghelfi would only be interested in discussing a potential transaction in which all Shareholders could participate. The representative of the Third Interested Party was unwilling to discuss such a transaction. Accordingly, Geddes and Company did not attempt to verify the qualifications of the Third Interested Party or the authority of the representative and no offer or definitive price was ever discussed.

         During the weeks of September 2, September 9, and September 16, 1996, representatives of Geddes and Company engaged in a series of extensive telephone conversations with Mr. Hirsch and other representatives of Centex to discuss the feasibility and desirability of a business combination of some kind between Cavco and Centex. They discussed generally the possible terms and structure of such a transaction, including tax and accounting issues, and Centex's requirements with respect to continuity of management and the retention of an equity interest by Al Ghelfi and his affiliates. Representatives of Centex stated that Centex was primarily interested in the manufactured housing business of Cavco and raised the possibility of a purchase of that business and the real estate development business only, with a sale or spinoff of NSC to Mr. Ghelfi and his affiliates, to the Shareholders or to a third party. The participants also continued to discuss pricing models and assumptions. In this connection, Geddes and Company advocated Cavco management's position that the $23 to $24 per share price range initially proposed by Mr. Hirsch was inadequate for a variety of reasons, including anticipated growth in Cavco earnings and likely synergies and cost savings to be derived from a potential transaction.

         Throughout this period, representatives of Geddes and Company met frequently with Al Ghelfi, Brent Ghelfi and representatives of Osborn Maledon to report on the progress of their discussions with Centex. During the week of September 16, Mr. Geddes advised Al Ghelfi and Brent Ghelfi that he believed additional progress could be made toward a more definitive proposal from Centex if certain non-public information regarding the prospects of the Company could be provided to Centex in support of Cavco's position with respect to value and price. On September 20, 1996, Al Ghelfi instructed Osborn Maledon to prepare and submit to Centex a confidentiality agreement to protect the confidentiality of any non-public and proprietary information to be provided by Cavco in the negotiations. On September 26, 1996, Mr. Hirsch executed a confidentiality agreement on behalf of Centex.

         On September 30 and October 1, 1996, Mr. Geddes and Mr. Hirsch had additional extensive conversations regarding the value of Cavco and the pricing of a potential transaction. The conversations also included a discussion of the terms and conditions under which Mr. Ghelfi and his affiliates might be willing to retain a minority equity interest in the Company, including put and call options to purchase the retained Ghelfi interests after a period of time. During these conversations, Mr. Hirsch advised Mr. Geddes that Centex management was nearing completion of its preliminary study of the manufactured housing industry and a possible acquisition of Cavco. He stated that Centex management intended to report its preliminary conclusions to the Centex board of directors at a board meeting on October 2, 1996 and to recommend to the Centex board of directors that Centex proceed to conduct a due diligence investigation and begin definitive negotiations toward an acquisition of a controlling interest in Cavco.

         On October 3, 1996, Mr. Hirsch called Mr. Geddes to inform him that the Centex board of directors had authorized Centex management to move forward with negotiations and due diligence.

         From the inception of discussions with Centex, Al Ghelfi and Brent Ghelfi had periodic individual conversations with outside directors Kleemann and Wold to advise them of the progress of the discussions and to ascertain whether the Board was likely to regard a possible transaction with Centex as a viable strategic alternative for Cavco. Al Ghelfi also discussed these matters with director Ruth Smith in early October 1996. Al Ghelfi and Brent Ghelfi advised these directors that any definitive indication of interest from Centex would be presented to the Board to determine whether to authorize negotiations and due diligence.

         On October 8, 1996, Centex submitted to Geddes and Company a nonbinding preliminary term sheet prepared as a basis for negotiations among Centex, Cavco and Al Ghelfi and his affiliates. The preliminary term sheet proposed that Centex would acquire all of the Common Stock held by the Independent Shareholders for not less than $26 per share. Centex also proposed to acquire a portion of the Common Stock held by Al Ghelfi and his affiliates, representing approximately 32% of the outstanding shares, for the same price. (Centex originally proposed to acquire the initial 32% block of shares from Al Ghelfi and his affiliates pursuant to put and call options during the first and second years following the closing, but later determined to purchase the initial block of Ghelfi shares at the same time and in the same transaction as the purchase from the Independent Shareholders.) Centex proposed to acquire the remaining Common Stock held by Al Ghelfi and his affiliates, representing approximately 20% of the outstanding shares, pursuant to put and call options at a formula price based on specified multiples of earnings before taxes, beginning after the third anniversary of the closing date. The preliminary term sheet further proposed agreements that would apply during the period Al Ghelfi and his affiliates retained their 20% equity interest with respect to payment of dividends, exclusion of certain amounts from the option price formulas, representation on the Board and other matters. The preliminary term sheet also contemplated employment or consulting arrangements with Al Ghelfi and other key employees, together with non-competition agreements on terms and conditions satisfactory to the parties. Centex representatives explained that the preliminary term sheet contemplated an acquisition of all of Cavco's businesses in order to avoid the delays and complexities of a separate sale or spinoff of the Leasing Business. However, Centex representatives also indicated a willingness to consider granting to Mr. Ghelfi and his affiliates a right of first refusal to purchase the Leasing Business if Centex were to decide to sell it after acquiring Cavco. The preliminary term sheet stated that the exact structure of the acquisition would be determined by mutual agreement of the parties based on regulatory, tax and other considerations.

         Mr. Hirsch advised Mr. Geddes that as a prerequisite to its willingness to enter into discussions on the basis of the preliminary term sheet, Centex would require Cavco to enter into a due diligence agreement whereby Cavco would agree to grant access for a period of 30 days to the books, records, facilities and selected personnel of Cavco for purposes of conducting a due diligence investigation. Mr. Hirsch also indicated that Centex was unwilling to proceed to invest the significant time and resources required for a due diligence investigation unless Cavco also agreed in the due diligence agreement to a "no-shop" provision under which Cavco would refrain from marketing the Company or discussing alternative transactions with third parties during the 30-day due diligence period. Mr. Hirsch provided a draft of Centex's proposed due diligence agreement together with the preliminary term sheet on October 8, 1996.

         On October 9, 1996, representatives of Geddes and Company met with Al Ghelfi, Brent Ghelfi and a representative of Osborn Maledon to discuss the proposed preliminary term sheet and due diligence agreement. Mr. Geddes reviewed the extensive history of discussions and negotiations with Centex and others, as well as the various other strategic alternatives under consideration. He indicated that the discussion proposal submitted by Centex represented a very significant premium over the price ranges discussed with the Second Interested Party, as well as an improvement over the $23 to $24 price range discussed in initial conversations with Mr. Hirsch. Mr. Geddes indicated that based on his conversations with Mr. Hirsch, he believed that Centex might be induced to improve its offer if it were allowed to conduct a full due diligence examination to address certain concerns relating to asset values, future prospects and contingencies. Based on the information available to them, Al Ghelfi and Brent Ghelfi expressed the view that the Centex proposal presented an opportunity that should be evaluated by the Board, and that the Board should determine whether to authorize Centex to conduct a due diligence review of the Company. Therefore, Al Ghelfi and Brent Ghelfi determined that the proposed Centex preliminary term sheet and due diligence agreement should be presented to the Board as soon as possible.

         On October 14, 1996, a meeting of the Board was held at the offices of Osborn Maledon. All directors except William Blandin were present, together with Messrs. Geddes and Berg of Geddes and Company and a representative of Osborn Maledon. Brent Ghelfi reported to the Board with respect to the discussions, negotiations and other matters discussed above. Mr. Berg reviewed with the Board certain publicly available summary information regarding the business cycle, structure, economic characteristics and recent consolidation trends in the manufactured housing industry. Mr. Berg also reviewed information relating to strategic alternatives, stock market valuations of selected manufactured housing companies, the stock price history of Cavco and selected manufactured housing merger and acquisition transactions, including the recently-announced merger between Champion Enterprises, Inc. and Redman Industries, Inc.

         At the October 14, 1996 Board meeting, Mr. Geddes then reviewed the history and current status of the discussions with Centex, focusing on the terms and conditions of the preliminary term sheet and proposed due diligence agreement. Mr. Geddes advised the Board that Centex's stated motivation in proposing the transaction was to enter the manufactured housing business through the acquisition of a company with proven, successful management. Mr. Geddes indicated his belief that this desire could lead Centex to pay a larger premium over the market price than an acquiror with existing manufactured housing operations. Al Ghelfi and Mr. Geddes both stated their belief that Centex would not be willing to make a more definitive proposal without an opportunity to conduct due diligence and indicated that Cavco's entry into the due diligence and "no-shop" agreement was a stated condition of Centex's willingness to proceed. A representative of Osborn Maledon reviewed the terms of the proposed due diligence and "no-shop" agreement with the directors. The directors instructed Geddes and Company and counsel to negotiate to limit the scope of the "no-shop" agreement to permit marketing of the Leasing Business and the Real Estate Development Business during the "no-shop" period and to expand the "fiduciary out" provisions to permit Cavco to negotiate with respect to unsolicited inquiries during the "no-shop" period. After extensive additional discussion, the Board unanimously authorized Cavco management to enter into the due diligence and "no-shop" agreement with Centex, subject to the foregoing changes, and to negotiate to induce Centex to make a definitive proposal for further consideration by the Board. Cavco representatives negotiated the changes to the due diligence and "no-shop" agreement specified by the Board and the agreement was signed on October 15, 1996.

         On October 22, 1996, several representatives of Centex, including Mr. Hirsch, Michael Albright, vice president of finance, Mr. Ziifle and Mr. Sefzik, met in Phoenix with Al Ghelfi, Brent Ghelfi, Bob Ward, and Messrs. Geddes and

Berg of Geddes and Company. Cavco management made a general presentation regarding various aspects of the Company's businesses.

         During the week following the October 22 meeting and the week of October 28, 1996, Centex representatives continued to meet with representatives of Cavco and Geddes and Company in Phoenix to commence Centex's due diligence investigations and continue negotiations with respect to the preliminary proposal. During this time period, Centex expressed certain valuation concerns and indicated that an increase in the proposed $26 price was unlikely and that Centex might request a reduction in the proposed price to account for such concerns if they remained unresolved. Cavco management and Geddes and Company continued to provide information to address Centex's valuation concerns and to negotiate for an increase in the price. During this time period, Mr. Hirsch and Centex counsel also stated that Centex would be unwilling to proceed with an acquisition of Cavco unless Al Ghelfi and his affiliates agreed to vote their Common Stock in favor of the proposed transaction and unless, in the event the proposed transaction was not completed for various reasons, Cavco agreed to pay certain "breakup" fees and Al Ghelfi and his affiliates agreed to sell a substantial block of their Common Stock to Centex. Mr. Ghelfi and Mr. Geddes both emphasized to Mr. Hirsch that Cavco and Mr. Ghelfi and his affiliates would be willing to consider entering into arrangements of that kind only if such arrangements would lead to an increased purchase price per share and a transaction that otherwise was in the best interests of Cavco and its Shareholders.

         On November 4, 1996, the Board met again to consider the progress of the negotiations with Centex. All directors were present with the exception of Al Ghelfi and William Blandin, who were traveling. Also present were Messrs. Geddes and Berg of Geddes and Company, James S. Freedman, counsel to the Company, and a representative of Osborn Maledon. Mr. Geddes reviewed with the Board the status of the ongoing negotiations and due diligence process. He indicated that Centex continued to express a positive view of the manufactured housing business, with continuing favorable comments regarding the Company's management, manufacturing operations, marketing expertise, and perceived synergies and strategic opportunities of a combined Centex/Cavco business. Mr. Geddes discussed various concerns and factors identified by Centex during the negotiation process that might be utilized by Centex to negotiate toward a possible reduction in the $26 per share price range specified in the preliminary term sheet. Mr. Geddes stated, however, that he believed the due diligence and negotiations were progressing well and that a definitive offer in the range contemplated by the preliminary term sheet would be forthcoming in the near future.

         The Board observed that the Centex proposals contemplated that Al Ghelfi and his affiliates would retain a significant equity interest in the Company and that Al Ghelfi and Brent Ghelfi would continue in management of the surviving company, with long-term compensation arrangements to be negotiated. In addition, the Board noted that Centex had conditioned its proposal on Al Ghelfi and his affiliates agreeing to vote in favor of the proposed transaction with Centex and to sell a substantial block of Common Stock to Centex in the event that the transaction was not consummated for various reasons. For these and other reasons, Brent Ghelfi advised the Board that he and Al Ghelfi may have potentially conflicting interests with respect to any proposed transaction with Centex. The other directors discussed these factors and the desirability of appointing a special committee of disinterested directors to review, evaluate and negotiate a potential transaction. The Board then unanimously appointed Steven Kleemann and Robert Wold as a Special Committee of the Board to review, evaluate and negotiate with respect to any business combination proposals received from Centex or others. The Board determined that the Special Committee should be authorized in its sole discretion to engage its own legal counsel and financial advisors, at the Company's expense, that the Special Committee would not be subject to any direction or control by the Board with respect to its consideration of any proposal and that the unanimous vote of the Special Committee would be required for action on any proposal.

         Immediately following the November 4, 1996 meeting of the Board, the Special Committee met with Messrs. Geddes and Berg of Geddes and Company, counsel James S. Freedman and a representative of Osborn Maledon. The Special Committee discussed the need to engage separate counsel to represent the Special Committee in connection with its exercise of its responsibilities. The members of the Special Committee noted that long-time Cavco counsel James S. Freedman has substantial knowledge and experience with respect to the Company and unanimously engaged Mr. Freedman as counsel for the Special Committee.

         At its November 4 meeting, the Special Committee reviewed the terms and conditions of the Company's prior engagement of Geddes and Company as financial advisor, including provisions for consulting fees and a success fee payable by Cavco to Geddes and Company upon completion of any transaction, in an aggregate amount equal to 1.2% of the transaction value. Mr. Geddes advised the Special Committee that as principal negotiator for the proposed Centex transaction, Geddes and Company would also be negotiating the terms and conditions of the separate agreements and arrangements between Centex and Al Ghelfi and his affiliates. The Special Committee determined that in light of the knowledge Geddes and Company had developed regarding Cavco and the proposed transaction, the working relationship established by Geddes and Company with Centex and its representatives and the need to maintain continuity in the negotiations, Geddes and Company should continue in its role as principal negotiator on behalf of the Company and the Special Committee. Geddes and Company was instructed to report to and consult with the Special Committee and its counsel as appropriate during the negotiations. In addition, the Special Committee determined that a separate financial advisor should be retained on behalf of the Special Committee and the Board to study the terms and conditions of any offer from the standpoint of the Independent Shareholders and issue a fairness opinion regarding any proposed transaction. The Special Committee instructed its counsel to work with Geddes and Company to identify appropriate candidates to serve as financial advisor for that purpose, to be interviewed by the Special Committee.

         On November 6, 1996, counsel for Centex delivered a first draft of the Merger Agreement to counsel for the Special Committee and Osborn Maledon. On November 7, 1996, counsel for Centex delivered first drafts of the Stock Purchase Agreement and Voting Agreement. These draft agreements set forth Centex's requirements that Al Ghelfi and his affiliates vote in favor of the Merger Agreement (and against any inconsistent transactions) and consummate the Subject Share Purchase if the proposed transaction is not consummated for certain reasons. The draft agreements also set forth Centex's requirement that the Special Committee approve the transactions contemplated by the Stock Purchase Agreement and Voting Agreement for purposes of the Arizona Takeover Statute. See "The Merger Agreement--Arizona Takeover Statute Matters." Counsel for and representatives of the Company, the Special Committee and Centex continued to negotiate various issues and draft the applicable agreements during the following week.

         On November 10, 1996, counsel for Centex delivered a first draft of the proposed Shareholders' Agreement. On November 18, 1996, counsel for Centex delivered first drafts of a proposed Consulting Agreement with Al Ghelfi and a proposed Employment Agreement with Brent Ghelfi.

         On November 12, 1996, the Special Committee met with its counsel and representatives of Geddes and Company and Osborn Maledon. Mr. Geddes informed the Special Committee that representatives of Goldman Sachs and another national investment banking firm would be available that day to make proposals to the Special Committee to serve as financial advisor. The Special Committee met with representatives of the two investment banking firms, and based on the firms' presentations, the Special Committee's consideration of factors such as expertise in the manufactured housing industry, cost and ability to respond promptly, the Special Committee unanimously determined to engage Goldman Sachs as financial advisor.

         At the November 12, 1996 Special Committee meeting, Geddes and Company and counsel reported to the Special Committee on the status of the negotiations, focusing in particular on open issues affecting price. The members of the Special Committee extensively discussed with representatives of Geddes and Company the strategy and factors to be utilized in the pricing negotiations. The Special Committee and its counsel also discussed the request by Centex that the Special Committee approve the Stock Purchase Agreement and Voting Agreement to be entered into between Centex and Al Ghelfi and his affiliates, for purposes of the Arizona Takeover Statute. The Special Committee expressed its concern that if the Subject Share Purchase contemplated by the Stock Purchase Agreement were consummated, Centex would be in a position to control or significantly influence the control of Cavco, that there could be no assurance that Centex would propose an alternative transaction in which the Independent Shareholders could participate, and that these circumstances could make it more difficult for a third party to make a competing proposal for such a transaction. The Special Committee instructed counsel and Geddes and Company to advise Centex that the Special Committee would consider approval of the Stock Purchase Agreement and Voting Agreement only if Centex were to increase the price of its offer and only if Centex committed to make another acquisition proposal to the Independent Shareholders on comparable terms in the event that the Merger Agreement were terminated and Centex consummated the Subject Share Purchase. The Special Committee also instructed the Company's negotiators to seek reductions in the termination fees and expenses proposed by Centex. Mr. Geddes advised the Special Committee that Centex had requested an extension of the due diligence and "no-shop" period through December 5, 1996 in exchange for Centex's agreement to pay certain transaction expenses incurred by Cavco if no transaction was completed. The Special Committee authorized Geddes and Company and counsel to negotiate such an extension.

         On November 19, 1996, Cavco and Centex entered into an agreement extending the due diligence and "no-shop" period through December 5, and providing for the payment by Centex of transaction expenses up to $200,000 in the event a definitive agreement satisfactory to the parties was not reached by such date for any reason.

         Also on November 19, 1996, Mr. Hirsch and other representatives of Centex met with Mr. Freedman and representatives of Geddes and Company and Osborn Maledon in Phoenix. Counsel for all parties met to work on the Merger Agreement and related agreements. Representatives of Centex and Geddes and Company met to continue negotiations. As a result of these negotiations, on November 20, 1996, Centex agreed to increase its offer to $26.75 per share and to make another acquisition proposal to the Independent Shareholders if the Subject Share Purchase is consummated, subject to the agreement of Mr. Ghelfi and his affiliates to enter into the Stock Purchase Agreement and Voting Agreement and the willingness of the Special Committee to approve such agreements, as well as satisfactory completion of due diligence and remaining negotiations. Centex also reduced the amounts of its proposed termination fees and expenses.

         On November 21, 1996, a telephone meeting of the Special Committee was held by Messrs. Kleemann and Wold, together with Mr. Freedman and representatives of Geddes and Company and Osborn Maledon. Mr. Geddes and counsel reported on status of negotiations. Counsel described the terms of the Merger Agreement, as well as the terms and conditions of the proposed Stock Purchase Agreement, Shareholders' Agreement, Voting Agreement, and the Consulting Agreement and Employment Agreement with Al Ghelfi and Brent Ghelfi, respectively.

         During the November 21, 1996 Special Committee meeting, representatives of Goldman Sachs joined the meeting by telephone to present a preliminary report of their analysis of the proposed transaction. The Goldman Sachs representatives discussed the basis of their analysis in detail with the members of the Special Committee and its counsel. The Goldman Sachs representatives indicated that while not yet complete, their analysis to date was supportive of an opinion that the consideration of $26.75 per share in cash to be received by the Independent Shareholders in the proposed transaction would be fair to the Independent Shareholders.

         Prior to the Thanksgiving holiday during the week of November 25, and continuing on December 2 and 3, 1996, counsel for and representatives of Cavco and Centex drafted the Merger Agreement and related documents and Goldman Sachs completed work on the analysis underlying its fairness opinion. The parties agreed at that time that CREC, a 99.9% subsidiary of Centex, would be the entity to enter into the Merger Agreement and the various other transactions and agreements with Cavco and Mr. Ghelfi and his affiliates.

         The Special Committee met on the afternoon of December 4, 1996 to consider the Merger and discussed the factors described below under "--Recommendations and Reasons for the Merger." Al Ghelfi and Brent Ghelfi were not invited to and did not attend or otherwise participate in the meeting of the Special Committee. During the Special Committee meeting, Mr. Hirsch advised Cavco counsel by telephone that the Centex board of directors had approved the Merger and related transactions. Geddes and Company and counsel summarized the final agreements and responded to questions from the committee members. Representatives of Goldman Sachs were present at the meeting and reviewed with the Special Committee the analysis underlying its fairness opinion. See "--Opinion of Financial Advisor." At the conclusion of its presentation, Goldman Sachs delivered to the Special Committee its written opinion that, as of such date, the consideration of $26.75 per share in cash to be received by the Independent Shareholders pursuant to the Merger Agreement is fair to the Independent Shareholders. The Special Committee found that the Merger Agreement was fair to, and in the best interests of, the Company and the Independent Shareholders and voted unanimously to approve, adopt and recommend to the Board and the Shareholders the Merger Agreement and the transactions contemplated thereby. The Special Committee also voted unanimously to approve the Stock Purchase Agreement and Voting Agreement for purposes of the Arizona Takeover Statute.

         After the Special Committee meeting, the full Cavco Board met in the late afternoon and early evening of December 4, 1996. All directors were present, together with Mr. Freedman and representatives of Geddes and Company and Osborn Maledon. Messrs. Kleemann and Wold advised the Board that the Special Committee had approved and adopted the Merger Agreement and the transactions contemplated thereby and recommended such approval to the entire Board and the Shareholders. The members of the Special Committee also advised the Board that Goldman Sachs had rendered its fairness opinion to the Special Committee and the Board. Representatives of Goldman Sachs summarized for the Board the analysis underlying its fairness opinion. Mr. Geddes and counsel then reviewed with the Board the terms and conditions of the Merger Agreement and related agreements and the results of final negotiations. Al Ghelfi and Brent Ghelfi advised the Board that they would abstain from voting on the Merger Agreement due to their individual interests in the transactions contemplated by the Merger Agreement and related agreements and left the meeting. After consideration of the factors described below under "--Recommendation and Reasons for the Merger", the Board then found that the Merger Agreement was fair to, and in the best interests of, the Company and the Independent Shareholders and voted, by the unanimous vote of those directors voting, to approve and adopt the Merger Agreement and the transactions contemplated thereby, to submit the Merger Agreement to the Shareholders for their approval and to recommend to the Shareholders that the Merger Agreement be approved.

         Following approval of the Merger Agreement by the Board, the Merger Agreement was signed on the evening of December 4, 1996. On the following morning, a joint press release with respect to the Merger was issued by Cavco and Centex.

PURPOSE OF THE MERGER

         The purpose of the Merger is to effect the acquisition by CREC, through its ownership of shares in the Holding Company, of an approximate 78% indirect equity interest in Cavco. The remaining approximately 22% indirect equity interest in Cavco will be retained by the Ghelfi Parties through their ownership of shares in the Holding Company.

RECOMMENDATION AND REASONS FOR THE MERGER

         Special Committee and the Board. The Special Committee and the Board have determined that the Merger Agreement is fair to, and in the best interests of, the Company and the Independent Shareholders, have approved and adopted the Merger Agreement and the transactions contemplated thereby and have recommended to the Independent Shareholders that they vote for the approval of the Merger Agreement. In taking these actions, the Board and the Special Committee considered many factors, including, among others, the following:

         (i) Cavco's Business, Condition and Prospects. In evaluating the Merger Agreement, the Special Committee and the Board considered, among other things, information concerning the financial condition, results of operations, capital requirements, assets and liabilities of Cavco on both a historical and prospective basis, together with current industry, economic and market conditions. The members of the Board were generally familiar with and knowledgeable about the Company's affairs due to their service as directors. In evaluating the Company's prospects, the Board considered information concerning recent trends toward consolidation in the manufactured housing industry and increasing competition from large, vertically integrated and geographically diversified competitors. The Board considered the risks to the Company from these trends and took into account the ability of Centex to provide additional financial capability, as well as experience and resources for possible development of a retail sales network, mortgage financing, insurance and other complementary services to address these competitive factors.

         (ii) Opinion of Goldman Sachs. In making their determinations that the Merger Agreement is fair to, and in the best interests of, the Independent Shareholders, the Board and the Special Committee considered the opinion of Goldman Sachs that the consideration of $26.75 to be received by the Independent Shareholders pursuant to the Merger Agreement is fair to the Independent Shareholders, as well as the presentations made by Goldman Sachs to the Special Committee and the Board. In evaluating the opinion and presentations of Goldman Sachs, the Special Committee and the Board considered as favorable the facts that in the Goldman Sachs analysis of selected transactions in the manufactured housing industry since 1994, the Merger Consideration exceeded the high end of the valuation ranges based upon multiples of revenue, multiples of EBITDA (as defined below), multiples of operating income and multiples of net income and exceeded the median of the range for multiples of book value. The Special Committee and the Board also considered as favorable the implied per share values computed by Goldman Sachs in its discounted cash flow analysis, and the fact that the

Merger Consideration exceeded fifteen of the eighteen implied share values derived by Goldman Sachs from this analysis utilizing two sets of management projections. The Special Committee and the Board also considered as favorable Goldman Sachs' analysis of the present value of future consideration likely to be received by the Ghelfi Parties for their Holding Company Common Stock pursuant to the put and call options set forth in the Shareholders' Agreement, based upon the Company's projections and various discount rates applied by Goldman Sachs. See "--Opinion of Financial Advisor."

         (iii) Historical and Recent Market Prices. The Board reviewed the historical market prices and recent trading activity of the Common Stock. The Board considered as favorable to its determination the fact that the $26.75 per share price to be paid in the Merger is higher than the highest market closing price reached by the Common Stock prior to December 4, 1996, which was $23.25 on November 25, 1996. The high and low sales prices of the Common Stock on December 4, 1996, the last full trading day prior to the first public announcement of the Merger, were $24.00 and $23.625 per share, respectively. The Board also considered as favorable the fact that the Merger Consideration represents a premium of 20.0% over the $22.29 per share average market closing price for the last 10 days prior to announcement of the Merger, a premium of 25.5% based on the average market closing price of $21.32 for the last month preceding announcement of the Merger, a premium of 112.3% based on the last three years average market closing price of $12.60 per share and a premium of 174.4% based on the last five years average market closing price of $9.75 per share. See "--Opinion of Financial Advisor."

         (iv) No Financing Condition; Strong Acquiror. The Special Committee and the Board regarded as favorable to their determinations the facts that the Merger Agreement does not contain a financing condition, that CREC is a financially strong enterprise with a very strong balance sheet and that accordingly, the Merger has a low risk of noncompletion due to any financial inability of CREC.

         (v) Willingness of Ghelfi Parties to Participate in the Merger. The Special Committee and the Board considered as favorable to their determinations the willingness of the Ghelfi Parties, the controlling shareholders of Cavco, to sell to CREC (either pursuant to the Merger or the Subject Share Purchase) the majority of their Common Stock at the same price to be paid to the Independent Shareholders in the Merger. The Special Committee and the Board noted that CREC required the Ghelfi Parties to retain a portion of their interest as a condition of the transaction. See "--Background of the Merger."

         (vi) Additional Benefits and Detriments to the Ghelfi Parties under the Related Agreements. In arriving at their determinations, the Special Committee and the Board also considered the terms of the Shareholders' Agreement, the Consulting Agreement and the Employment Agreement. See "Related Agreements--Shareholders' Agreement," "--Consulting Agreement" and "--Employment Agreement." The Special Committee and the Board generally considered the terms of the Shareholders' Agreement to be neutral to their determinations. In this regard, they noted that the Shareholders' Agreement will afford to the Ghelfi Parties certain rights in connection with the management of Cavco after the consummation of the Merger, but they also considered the fact that the Ghelfi Parties, as controlling shareholders of the Company, are currently able to direct the management of the business and affairs of the Company to a significantly greater extent than they will be able to do under the terms of the Shareholders' Agreement. The Special Committee and the Board also considered the put and call options set forth in the Shareholders' Agreement, pursuant to which CREC may acquire the remaining indirect equity interest in the Company held by the Ghelfi Parties at a price based upon specified multiples of the Holding Company's adjusted earnings before taxes. The Special Committee and the Board noted that it is not possible at the present time to determine the exact price that would be received by the Ghelfi Parties upon the exercise of such put and call options. In the case of the put options, the price received by the Ghelfi Parties could be less than, equal to or greater than the consideration of $26.75 per share to be paid to the Independent Shareholders in the Merger. In the case of the call options, the price received could be equal to or greater than such consideration. However, the Special Committee and the Board noted that the analysis conducted by Goldman Sachs of the present value of the consideration likely to be payable upon the exercise of such options indicated that the consideration of $26.75 per share to be paid to the Independent Shareholders in the Merger exceeded the median of the range of values projected for the put and call options. Such analysis took into account the fact that the consideration payable upon exercise of such options will be deferred for periods of at least three years (in the case of the put options) to five years (in the case of the call option). The Special Committee and the Board also noted that the Shareholders' Agreement grants the Ghelfi Parties certain other rights and benefits, including a right of first negotiation and right of first refusal with respect to any sale of the Leasing Business. The Special Committee and the Board generally considered the terms of the Consulting Agreement and the Employment Agreement to be favorable to their determinations, noting in particular that the amount of compensation to be paid by the Company pursuant to such agreements will, in the case of Al Ghelfi, be substantially less than or, in the case of Brent Ghelfi, be generally comparable to, the compensation payable to them under their existing employment arrangements with the Company. The Special Committee and the Board also noted that Al Ghelfi and Brent Ghelfi are subject to certain additional covenants and restrictions under the Consulting Agreement and Employment Agreement, including non-competition covenants that generally extend for a period of three years after the termination thereof.

         (vii) Fiduciary Out; Reasonable Break-up Fees. The Special Committee and the Board considered the fact that the Merger Agreement does not provide for unreasonable termination fees which would have the effect of unreasonably discouraging competing bids and that, subject to the satisfaction of certain conditions, the Board is able to withdraw or modify its recommendation to the Shareholders regarding the Merger and enter into an agreement with respect to a more favorable transaction with a third party, if such a transaction becomes available prior to the consummation of the Merger. In considering the effect of this fiduciary out, however, the Board noted that the terms of the Stock Purchase Agreement and the Voting Agreement might discourage other potential acquirors from making competing proposals to acquire the Company.

         In addition to the factors described above, the Board also considered as favorable to its determination the fact that the Special Committee, which consisted of two disinterested directors of Cavco, unanimously determined that the Merger Agreement and the transactions contemplated thereby are fair to, and in the best interests of, the Independent Shareholders and unanimously recommended that the Board vote to approve the Merger Agreement. In this regard, the Board noted that the Special Committee had been authorized in its sole discretion to engage its own legal counsel and financial advisors, at the Company's expense, and that the Special Committee had engaged James S. Freedman as its legal counsel and Goldman Sachs as its financial advisor.

         The foregoing description of the factors considered by the Special Committee and Board is not exhaustive but covers the principal matters discussed in detail by the Board and the Special Committee. In view of the wide variety of factors considered, neither the Board nor the Special Committee considered it practical to, nor did they attempt to, quantify or attach any particular weight to any of the factors reviewed in reaching their conclusions to recommend the Merger Agreement to the Independent Shareholders as being in their best interests.

         Ghelfi Parties. The Ghelfi Parties believe that the Merger Agreement is fair to, and in the best interests of, the Independent Shareholders based on the same conclusions, and the reasons therefor, reached by the Special Committee and the Board in approving the Merger as set forth above, and based on the fact that the Merger was approved and adopted by the Special Committee and the Board, which were advised by experienced and independent counsel and financial advisors. However, the Ghelfi Parties may have certain interests in the Merger Agreement and the transactions contemplated thereby that are different from or in addition to the interests of the Independent Shareholders. See "--Interests of Certain Persons in the Merger."

OPINION OF FINANCIAL ADVISOR

         On December 4, 1996, Goldman Sachs delivered its written opinion to the Special Committee and the Board that, as of the date of such opinion, the consideration of $26.75 per share in cash to be received by the Independent Shareholders pursuant to the Merger Agreement is fair to the Independent Shareholders.

         THE FULL TEXT OF THE WRITTEN OPINION OF GOLDMAN SACHS, WHICH SETS FORTH ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN IN CONNECTION WITH THE OPINION, IS ATTACHED AS APPENDIX B TO THIS PROXY
STATEMENT AND IS INCORPORATED HEREIN BY REFERENCE. INDEPENDENT SHAREHOLDERS ARE URGED TO READ SUCH OPINION IN ITS ENTIRETY.

         In connection with its opinion, Goldman Sachs reviewed, among other things, (i) the Merger Agreement, the Voting Agreement, the Shareholders' Agreement and the Stock Purchase Agreement; (ii) the Annual Reports to Shareholders and Annual Reports on Form 10-K of the Company for the five fiscal years ended September 30, 1995 and preliminary financial statements for the fiscal year ended September 30, 1996; (iii) certain interim reports to shareholders and Quarterly Reports on Form 10-Q of the Company; (iv) certain other communications from the Company to its shareholders; and (v) certain internal financial analyses and forecasts for the Company prepared by its management. Goldman Sachs also held discussions with members of the senior management of the Company regarding its past and current business operations, financial condition and future prospects. In addition, Goldman Sachs reviewed the reported price and trading activity for the Common Stock, compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the manufactured housing industry specifically and in other industries generally and performed such other studies and analyses as it considered appropriate.

         Goldman Sachs relied without independent verification upon the accuracy and completeness of all of the financial and other information reviewed by it for purposes of its opinion. In that regard, Goldman Sachs assumed, with the consent of the Special Committee and the Board, that the financial analyses and forecasts related to the Company and its business operations, financial condition and future prospects had been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company and that such forecasts will be realized at the times contemplated therein. In addition, Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities of the Company or any of its subsidiaries and Goldman Sachs was not furnished with any such evaluation or appraisal.

         The following is a summary of certain of the financial analyses used by Goldman Sachs in connection with providing its written opinion to the Special Committee and the Board on December 4, 1996.

         (i) Historical Stock Trading Analysis. Goldman Sachs reviewed the historical trading prices and volumes for the Common Stock. In addition, Goldman Sachs analyzed the consideration to be received by Independent Shareholders pursuant to the Merger Agreement in relation to the high, low and average market closing prices of the Common Stock over the last ten days, the last month, the last twelve months ("LTM"), the last three years, the last five years and the last ten years prior to December 4, 1996, the date on which the Merger Agreement was executed. Such analysis indicated that the price per share to be received by Independent Shareholders pursuant to the Merger Agreement represented a premium of 15.1% based on the LTM high market closing price of $23.25 per share, 143.2% based on the LTM low market closing price of $11.00 per share and 69.1% based on the LTM average market closing price of $15.81 per share. Such consideration represented a premium of 20.0% based on the last ten days average market closing price of $22.29 per share, 25.5% based on the last month average market closing price of $21.32, 112.3% based on the last three years average market closing price of $12.60 per share and 174.4% based on the last five years average market closing price of $9.75 per share.

         (ii) Selected Companies Analysis. Goldman Sachs reviewed and compared certain financial information relating to the Company to corresponding financial information, ratios and public market multiples for 7 publicly traded corporations: American Homestar Corporation, Cavalier Homes, Inc., Liberty Homes, Inc., Nobility Homes, Inc., Schult Homes Corporation, Skyline Corporation, and Southern Energy Homes, Inc. (the "Selected Companies"). The Selected Companies were chosen because they are publicly-traded companies with operations that for purposes of analysis may be considered similar to the operations of the Company. Goldman Sachs calculated and compared various financial multiples and ratios. The multiples of the Company were calculated using a price of $22.50 per share, the last reported sale price of the Common Stock on the National Association of Securities Dealers Automated Quotation System on December 2, 1996. The multiples and ratios for the Company were based on information provided by the Company's management and the multiples for each of the Selected Companies were based on the most recent publicly available information. With respect to the Selected Companies, Goldman Sachs considered levered market capitalization (i.e., market value of common equity plus total debt) as a multiple of LTM free cash flow and as a multiple of LTM earnings before interest, taxes and depreciation and amortization ("EBITDA"). Goldman Sachs' analyses of the

Selected Companies indicated levered multiples of LTM free cash flow, which ranged from 31.1x to 0.0x and LTM EBITDA, which ranged from 10.4x to 5.1x, compared to levered multiples of 14.8x and 7.2x, respectively, for the Company. Goldman Sachs also considered for the Selected Companies estimated 1996 LTM price/earnings ratios, which ranged from 16.0x to 10.7x compared to an actual 1996 LTM price/earnings ratio of 12.2x for the Company; estimated 1996 and 1997 price/earnings ratios, which ranged from 14.9x to 10.2x for estimated 1996 and 21.3x to 8.6x for estimated 1997 compared to 12.2x and 9.9x, respectively, for the Company; debt to total market capitalization ratios, which ranged from 5.3% to 0% compared to 19.6% for the Company; and dividend yields for the current fiscal year ranging from 8.3% to 0.0% compared to 0.0% for the Company.

         (iii) Discounted Cash Flow Analysis. Goldman Sachs performed a discounted cash flow analysis under the following two scenarios: (a) using the Company's management projections, which assumed, among other things, that there will be no economic recession during the period 1997 through 2001, the Company's proposed New Mexico plant will be completed and become operational without significant delays, the Company's leasing segment's cash flow and utilization will increase significantly in 1997 and build steadily thereafter, the Company's revenue growth will increase at various rates ranging from 2.0% to 24.8% over the period 1997 through 2001 and the Company's EBITDA margin will range from 11.3% to 11.8% over the period 1997 through 2001 ("Management Case No. 1"); and
(b) using the projections of Management Case No. 1, except that it was assumed, among other things, that a moderate to significant economic recession will occur in fiscal year 1997, which will cause unit volumes in the Company's manufactured housing division to decline, but that revenue growth in the manufactured housing division will resume at an annual rate of 8% thereafter, that earnings before interest and taxes ("EBIT") of the Company's manufactured housing division will increase at an average annual rate of 5.2% from fiscal year 1996 through fiscal year 2001, and that the EBIT of the Company's leasing division will grow 66% from fiscal year 1996 to fiscal year 1997 and will continue to grow to $2.5 million in fiscal year 2001 ("Management Case No. 2"). Goldman Sachs calculated a net present value of free cash flows for the fiscal years 1997 through 2001 using discount rates ranging from 16% to 20%. Goldman Sachs calculated the Company's terminal values in fiscal year 2001 based on a range of multiples of EBITDA. These terminal values were then discounted to present value using discount rates from 16% to 20%.

         Using the Company's terminal values in fiscal year 2001 based on a range of multiples of 5.5x to 7.5x EBITDA and discounting these terminal values to present value using discount rates ranging from 16% to 20%, the implied per share values ranged from $20.66 to $31.04 in Management Case No. 1, and from $14.93 to $23.12 in Management Case No. 2.

         (iv) Selected Transactions Analysis. Goldman Sachs analyzed certain information relating to selected transactions in the manufactured housing industry since 1994 (the "Selected Transactions"). Such analysis indicated that for the Selected Transactions (i) aggregate consideration as a multiple of book value ranged from 1.8x to 4.8x as compared to 3.3x for the consideration to be received by Independent Shareholders in the Merger; (ii) aggregate consideration as a multiple of revenues ranged from 0.15x to 0.53x as compared to 0.78x for the consideration to be received by Independent Shareholders in the Merger;
(iii) aggregate consideration as a multiple of EBITDA ranged from 3.7x to 7.2x as compared to 7.3x for the consideration to be received by Independent Shareholders in the Merger; (iv) aggregate consideration as a multiple of operating income ranged from 3.7x to 8.1x as compared to 8.4x for the consideration to be received by Independent Shareholders in the Merger; and (v) aggregate consideration as a multiple of net income ranged from 6.2x to 13.2x as compared to 15.3x for the consideration to be received by Independent Shareholders in the Merger.

         (v) Analysis of Future Consideration to Ghelfi Parties. Goldman Sachs analyzed the future consideration likely to be received by the Ghelfi Parties for the sale to CREC of their approximate 22% retained indirect equity interest in Cavco pursuant to the put options and call options contemplated by the Shareholders' Agreement, in either the third, fourth or fifth year following the Merger, as well as the percentage change in the Company's projections needed for the Ghelfi Parties to receive a present value of $26.75 for their position. See "Related Agreements--Shareholders' Agreement." For purposes of such calculation, Goldman

Sachs applied the option price formula set forth in the Shareholders' Agreement (which is based in part on specified multiples of the Holding Company's adjusted earnings before taxes) to the Company's management projections in Management Case No. 1 and discounted such projected option purchase prices using discount rates ranging from 14% to 20%.

         Using the projections in Management Case No. 1 to derive projected option purchase prices and discounting these projected prices to present value using discount rates ranging from 14% to 20%, the projected per share present value of the Ghelfi Parties' approximate 22% retained indirect equity interest in Cavco ranged from $20.50 to $23.91 for an exercise of the put option in year three (which indicates the Company would have to exceed its projections by an amount ranging from 30.5% to 11.9% in order for the Ghelfi Parties to receive a present value of $26.75), from $21.89 to $26.88 for an exercise of the put option in year four (which indicates the Company would have to exceed/miss its projections by an amount ranging from 22.2% to (.5)% in order for the Ghelfi Parties to receive a present value of $26.75), and from $21.91 to $28.32 for an exercise of either the put option or the call option in year five (which indicates the Company would have to exceed/miss its projections by an amount ranging from 22.1% to (5.5)% in order for the Ghelfi Parties to receive a present value of $26.75).

         The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs' opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all such analyses. No company or transaction used in the above analyses as a comparison is directly comparable to the Company or the proposed transaction. The analyses were prepared solely for purposes of Goldman Sachs' providing its opinion to the Special Committee and the Board as to the fairness of the consideration of $26.75 per Share in cash to be received by the Independent Shareholders pursuant to the Merger Agreement and do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. Because such analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control the parties or their respective advisors, none of the Company, CREC, the Ghelfi Parties, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast. As described above, Goldman Sachs' opinion to the Special Committee and the Board was one of many factors taken into consideration by the Special Committee and the Board in making their determinations to approve the Merger Agreement. The foregoing summary does not purport to be a complete description of the analysis performed by Goldman Sachs and is qualified by reference to the written opinion of Goldman Sachs set forth in Appendix B hereto.

         Goldman Sachs, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwriting, competitive biddings, secondary distributions of listed and unlisted securities, private placements, and valuations for estate, corporate and other purposes. The Special Committee and the Board selected Goldman Sachs as their financial advisor because, among other things, it is a nationally recognized investment banking firm that has substantial experience in transactions similar to the Merger.

         Pursuant to a letter agreement dated November 15, 1996 (the "Engagement Letter"), the Special Committee engaged Goldman Sachs to undertake a study to enable Goldman Sachs to render its opinion with respect to the cash consideration to be received for each share held by Independent Shareholders in the proposed Merger. Pursuant to the terms of the Engagement Letter, the Company has agreed to pay Goldman Sachs a fee of $400,000 of which $300,000 was paid following the delivery of Goldman Sachs' written opinion on December 4, 1996, and the remainder of which will be paid upon consummation of the Merger. The Company has agreed to reimburse Goldman Sachs for its reasonable out-of-pocket expenses, including attorney's fees and disbursements, and to indemnify Goldman Sachs against certain liabilities, including certain liabilities under the federal securities laws.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

         In considering the recommendation of the Board with respect to the Merger Agreement and the transactions contemplated thereby, Shareholders should be aware that the Ghelfi Parties and certain directors and officers of Cavco may have certain interests in the Merger Agreement and the transactions contemplated thereby that are different from or in addition to the interests of the Independent Shareholders, including but not limited to the interests described below.

         Interests of Ghelfi Parties in the Holding Company and Surviving Corporation; Shareholders' Agreement. Of the 1,830,729 shares of Common Stock held by the Ghelfi Parties, 1,047,288 shares will be converted in the Merger into the right to receive the Merger Consideration on the same terms and conditions as the shares of Common Stock held by the Independent Shareholders. Contemporaneously with the Merger, in exchange for Holding Company Common Stock, the Ghelfi Parties will contribute the remaining 783,441 shares of Common Stock held by them to the Holding Company. As a result of the Merger and the other transactions contemplated by the Merger Agreement, CREC will hold approximately 78% of the Holding Company Common Stock and the Ghelfi Parties will hold the remaining approximately 22% of the Holding Company Common Stock. Cavco, as the surviving corporation, will be a wholly owned subsidiary of the Holding Company. Accordingly, the Ghelfi Parties will retain, through their ownership of Holding Company Common Stock, an approximate 22% indirect equity interest in Cavco. See "The Merger Agreement."

         CREC, the Holding Company and the Ghelfi Parties have agreed to enter into the Shareholders' Agreement upon consummation of the Merger. The Shareholders' Agreement will provide that CREC and the Ghelfi Parties will each have the right to designate a specified number of members of the board of directors of the Holding Company and that certain actions may not be taken by the Holding Company unless authorized by a vote of at least two-thirds of the total number of Holding Company directors. Under the Shareholders' Agreement, all of the Holding Company Common Stock will be subject to certain transfer restrictions, and the shares held by the Ghelfi Parties will be subject to certain annual put options exercisable by the Ghelfi Parties (beginning in 2000) and certain annual call options exercisable by CREC (beginning in 2002) whereby CREC may acquire all of the Ghelfi Parties' shares of Holding Company Common Stock at a formula price based on specified multiples of the Holding Company's adjusted earnings before taxes. The Shareholders' Agreement also contains agreements relating to the payment of dividends and grants the Ghelfi Parties a right of first refusal with respect to the sale of the Leasing Business. See "Related Agreements--Shareholders' Agreement."

         Voting Agreement and Stock Purchase Agreement. Concurrently with the execution of the Merger Agreement, the Ghelfi Parties, who beneficially owned as of the Record Date approximately 52% of the outstanding shares of Common Stock, entered into the Voting Agreement and the Stock Purchase Agreement with CREC. Pursuant to the Voting Agreement, the Ghelfi Parties have agreed to vote all of the shares of Common Stock owned by them to approve the Merger Agreement and against any inconsistent transactions. Pursuant to the Stock Purchase Agreement, the Ghelfi Parties have agreed to sell to CREC, and CREC has agreed to purchase, pursuant to the Subject Share Purchase, an aggregate of 1,047,288 shares of Common Stock, representing approximately 30% of the outstanding shares, for $26.75 per share in the event the Merger Agreement is terminated for specified reasons. If the Merger Agreement is terminated and the transactions contemplated by the Stock Purchase Agreement are consummated, the Ghelfi Parties and CREC have agreed to enter into a shareholders' agreement (the "Cavco Shareholders' Agreement") and to use their best efforts to cause Cavco to become a party thereto. The terms and conditions of the Cavco Shareholders' Agreement are substantially similar to the terms and conditions of the Shareholders' Agreement, with certain exceptions. Among other things, the Cavco Shareholders' Agreement will provide that CREC and the Ghelfi Parties will each have the right to designate a specified number of Cavco directors, with CREC having the right to designate a majority of directors, and that Cavco will not take certain actions or engage in certain transactions, including a merger, consolidation or sale of all or substantially all of its assets, unless authorized by a vote of at least two-thirds of the total number of Cavco directors. See "Certain Other Agreements Between CREC and the Ghelfi Parties--Stock Purchase Agreement."

         The Company believes that one effect of the Stock Purchase Agreement and the Voting Agreement is to increase the likelihood that the Merger will be consummated by making it more difficult for a third party to make a competing proposal to acquire the Company. See "Special Factors-- Recommendation and Reasons for the Merger" and "Certain Agreements Between CREC and the Ghelfi Parties.

         Consulting Agreement. Al Ghelfi, the Chairman of the Board, has entered into a Consulting Agreement with Cavco, which will become effective upon the consummation of the transactions contemplated by the Merger Agreement or upon consummation of the Subject Share Purchase pursuant to the Stock

Purchase Agreement, as the case may be. The Consulting Agreement has a term of five years (subject to earlier termination by either party if CREC acquires all of the shares of Common Stock or Holding Company Common Stock, as the case may be, held by the Ghelfi Parties) and provides, among other things, that Al Ghelfi will receive an annual consulting fee in the amount of $350,000. See "Related Agreements--Consulting Agreement."

         Employment Agreement. Brent Ghelfi, the President and Chief Executive Officer of Cavco, has entered into an Employment Agreement with Cavco, which will become effective upon consummation of the transactions contemplated by the Merger Agreement or upon consummation of the Subject Share Purchase pursuant to the Stock Purchase Agreement, as the case may be. The Employment Agreement has a term of five years and provides, among other things, that Brent Ghelfi will receive a salary of $78,000 per annum, as well as monthly bonuses in amounts to be determined in accordance with the existing policies and practices of Cavco currently in effect with respect to the payment of bonuses to its Chief Executive Officer. During the fiscal year ended September 30, 1996 (in which Brent Ghelfi served as Executive Vice President and Chief Operating Officer of Cavco), Brent Ghelfi received monthly bonuses from Cavco in the aggregate amount of approximately $390,000. See "Related Agreements--Employment Agreement."

         Directors and Officers of the Surviving Corporation. Following the Merger, the board of directors of the Surviving Corporation will consist of Al Ghelfi, Brent Ghelfi, Laurence E. Hirsch, David W. Quinn and William J. Gillilan III. Messrs. Hirsch, Quinn, and Gillilan are also directors and officers of Centex. In addition, following the Merger, the executive officers of the Surviving Corporation will include the present executive officers of Cavco. See "The Merger Agreement--Governing Documents; Directors and Officers."

         Indemnification of Directors, Officers and Ghelfi Parties. Pursuant to the Merger Agreement, the Company will indemnify and hold harmless the directors and officers of the Company to the maximum extent permitted under applicable law, the provisions of its certificate of incorporation and bylaws as in effect on the date of the Merger Agreement and any indemnification agreement to which the Company and any such person are parties with respect to matters occurring prior to the Effective Time, including, but not limited to, all matters arising out of or relating to the Merger or any other transactions contemplated by the Merger Agreement, and will advance reasonable expenses to such directors and officers upon request and delivery of any undertaking required by law. Cavco is a party to a separate indemnification agreement with each director of Cavco. In the event that the Company fails to comply with the foregoing obligations with respect to the indemnification of directors and officers, CREC will be responsible therefor and, to the fullest extent permitted under applicable law, will perform such obligations unconditionally without regard to any defense or other basis for nonperformance which the Company may be entitled to assert. See "The Merger Agreement--Indemnification of Directors and Officers."

         Pursuant to the Stock Purchase Agreement, CREC has agreed to indemnify and hold harmless the Ghelfi Parties, in their capacities as majority shareholders or controlling persons of the Company (but not in their capacities as general partners of any partnership or trustees of any trust owing fiduciary duties or obligations to the partners of any such partnership or beneficiaries of any such trust) for, from and against (i) any and all demands, claims, actions, causes of action or proceedings made or brought by a Shareholder (whether on behalf of such Shareholder or derivatively in the name and on behalf of the Company) alleging a breach of the duties and obligations of the Ghelfi Parties to the Independent Shareholders or the Company which arises out of or is based upon the Stock Purchase Agreement or the Voting Agreement or the Subject Share Purchase or the other transactions contemplated thereby or any action or omission taken or omitted to be taken by the Ghelfi Parties in order to effectuate any such transactions and (ii) any and all assessments, losses, damages, liabilities, settlements, judgments, fines, penalties, interest, costs and expenses (including fees and disbursements of counsel) which are asserted against, imposed upon or incurred by any such Ghelfi Party as a result of or in connection with any such demands, claims, actions, causes of action or proceedings. See "Certain Other Agreements Between CREC and the Ghelfi Parties--Stock Purchase Agreement."

         Certain Employee Stock Options. Wendell Hargis, Executive Vice President of Plant Development of Cavco, holds an option to purchase 45,000 shares of Common Stock. Cavco and Mr. Hargis have agreed that in connection with the transactions contemplated by the Merger Agreement, the Company will accelerate the vesting of such options and Mr. Hargis will exercise such options, as a result of which the Common Stock received upon such exercise will be converted into the right to receive the Merger Consideration in the Merger. In accordance with the terms of the applicable stock option agreement, Cavco will loan the exercise price of such options to Mr. Hargis, which Mr. Hargis has agreed to repay through an offset against the Merger Consideration he will be entitled to receive in the Merger. See "Security Ownership of Certain Beneficial Owners and Management."

CERTAIN EFFECTS OF THE MERGER; PLANS FOR THE COMPANY AFTER THE MERGER

         If the Merger is consummated, the Independent Shareholders will no longer have an equity interest in Cavco and, therefore, will not share in its future earnings and growth. Instead, each Independent Shareholder will have the right to receive $26.75 per share in cash (or, in the case of Dissenting Shareholders, the fair value of their shares as determined in accordance with Arizona law).

         Cavco will, as a result of the Merger, become a wholly owned subsidiary of the Holding Company, the shares of which will be owned approximately 78% by CREC and approximately 22% by the Ghelfi Parties. The Common Stock will cease to be traded on the Nasdaq SmallCap Market, the registration of Common Stock under the Exchange Act will be terminated, Cavco will be relieved of the obligation to comply with the proxy rules of Regulation 14A under Section 14 of the Exchange Act, and its officers, directors and beneficial owners of more than 10% of the Common Stock will be relieved of the reporting requirements and restrictions on insider trading under Section 16 of the Exchange Act. Accordingly, less information about Cavco will be required to be made publicly available than presently is the case. Certain information about Cavco will continue to be available through the public reports of Centex.

         After the Merger, as a result of its approximate 78% indirect ownership interest in Cavco and its ability to designate a majority of the members of the board of directors of the Holding Company, CREC will be in a position, subject to the provisions of the Shareholders' Agreement, to control the business and affairs of Cavco. Any changes that CREC may wish to effect in the corporate structure, operations, properties, policies, management and personnel of the Holding Company following the Merger are limited in certain significant respects by the terms of the Shareholders' Agreement. For example, under the Shareholders' Agreement, the consent of the members of the board of directors designated by the Ghelfi Parties will be required in order for the Holding Company to take certain specified actions, including but not limited to (i) a merger involving the Holding Company or Cavco, (ii) a sale or other disposition of all or substantially all of the properties and assets of the Holding Company or Cavco and (iii) the appointment or dismissal of the chief executive officer or chief financial officer of the Holding Company or Cavco. See "Related Agreements--Shareholders' Agreement."

         Following the consummation of the Merger, CREC plans to continue to evaluate whether significant benefits could be derived from coordinating Cavco's manufactured housing and real estate development operations with those of one or more subsidiaries of Centex. Among other things, CREC believes that it may be possible to derive substantial cost savings and other benefits by establishing joint supply arrangements with certain third parties capable of providing raw materials utilized both in CREC's existing home building operations and in the manufactured housing operations conducted by Cavco in Arizona and New Mexico. CREC also believes that the real estate development operations conducted by Cavco may benefit from the experience and expertise of Centex's management and other personnel in planning and developing residential housing communities. Furthermore, CREC will evaluate whether significant benefits could be derived from a reorganization of its Cavco holdings or a consolidation of Cavco's business activities with those of one or more subsidiaries of Centex. In evaluating its alternatives, CREC will focus on, among other things, the extent to which such alternatives will enable it to take advantage of existing opportunities for expanding and developing Cavco's operations in a profitable manner.

         In addition, following the consummation of the Merger, CREC plans to evaluate a possible sale or other disposition of the Leasing Business currently conducted by Cavco to either the Ghelfi Parties or one or more third parties. Under the terms of the Shareholders' Agreement, if the board of directors of the Holding Company determines to effect a sale or other disposition of the Leasing Business, the Ghelfi Parties will have the exclusive right to negotiate with the Holding Company with respect to an acquisition of the Leasing Business for a period of 90 days. Moreover, if the Holding Company decides at any time to sell the leasing business to one or more third parties, the Ghelfi Parties will have a right of first refusal to purchase the leasing business on the same terms and conditions as those contemplated by the transactions with such third parties. See "Related Agreements-- Shareholders' Agreement."

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following discussion summarizes the material federal income tax considerations relevant to the Merger that are generally applicable to holders of Common Stock who hold their shares as capital assets. The discussion does not purport to deal with persons in special tax situations, such as financial institutions, insurance companies, tax-exempt entities, non-resident aliens or foreign corporations. This discussion is based on currently existing provisions of the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"), existing and proposed Treasury Regulations thereunder and current administrative rulings and court decisions, all of which are subject to change. Any such change, which may or may not be retroactive, could alter the tax consequences to Shareholders as described herein.

         The receipt of cash by a Shareholder, in the Merger or through the exercise of dissenters' rights, for shares of Common Stock will be a taxable transaction for federal income tax purposes. Each Shareholder's gain or loss per share will be equal to the difference between the proceeds per share received as a result of the Merger or exercise of dissenters' rights and the Shareholder's tax basis per share in the Common Stock. If a Shareholder holds the Common Stock as a capital asset, the gain or loss from the exchange will be a capital gain or loss. This gain or loss will be long term if the Shareholder's holding period is more than one year.

         Capital losses are deductible against capital gains recognized in the same year plus, for noncorporate taxpayers, up to $3,000 of ordinary income for such year. Capital losses which exceed this limit may be carried forward to future tax years, subject to the same limitation on deductibility.

         For shares of Common Stock which were acquired through the exercise of employee incentive stock options and which have not been held for a period of two years since the option was granted and a period of one year since the option was exercised and other shares that are not held as capital assets, gain on such shares will be subject to federal income tax at ordinary income tax rates.

         Unless an exemption applies, the Paying Agent will be required to withhold 31% of the Merger Consideration payable to a holder of Common Stock or other payee unless such Shareholder or other payee provides the Paying Agent with his, her or its taxpayer identification number (in the case of an individual, a social security number) and certifies certain other information. The letter of transmittal that will be mailed to Shareholders following consummation of the Merger will contain a form that may be completed by each Shareholder or other payee to provide the information and certification necessary to avoid this withholding requirement.

         The receipt by the Ghelfi Parties of shares of Holding Company Common Stock in exchange for their contribution of the Contributed Company Shares to the Holding Company will not be a taxable transaction for federal income tax purposes.

         THE FOREGOING TAX DISCUSSION IS INCLUDED FOR GENERAL INFORMATION ONLY AND IS BASED UPON PRESENT FEDERAL INCOME TAX LAW. EACH SHAREHOLDER SHOULD CONSULT SUCH SHAREHOLDER'S OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER TO SUCH SHAREHOLDER, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL AND OTHER TAX LAWS AND THE POSSIBLE EFFECT OF CHANGES IN SUCH TAX LAWS. SPECIAL RULES APPLY TO COMMON STOCK RECEIVED PURSUANT TO THE EXERCISE OF EMPLOYEE STOCK OPTIONS OR OTHERWISE AS COMPENSATION.

REGULATORY CONSIDERATIONS

         Hart-Scott-Rodino Antitrust Improvements Act. Under the Merger Agreement, the parties' respective obligations to consummate the transactions contemplated by the Merger Agreement are subject to the expiration or termination of any waiting periods applicable to such transactions under the Hart-Scott-Rodino Antitrust Improvements Act. Pursuant to the HSR Act and the rules promulgated thereunder, on or about December 26, 1996, Centex and Cavco filed notification and report forms. Early termination was granted with respect to the applicable waiting periods as of December 31, 1996.

         Arizona Takeover Statute. Chapter 23 of the Arizona Act (the "Arizona Takeover Statute") provides certain regulations applicable to corporate takeovers. Article 3 of the Arizona Takeover Statute (the "Arizona Business Combination Statute") imposes certain restrictions on the ability of an "interested shareholder" of an "issuing public corporation" (as defined therein) to engage in certain business combinations and other corporate actions for a period of three years following the date the interested shareholder became an interested shareholder. An "interested shareholder" is any shareholder that is either the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the corporation's shares or an affiliate or associate of the corporation who at any time during the three-year period prior to the date in question beneficially owned ten percent or more of such voting power. The Arizona Business Combination Statute does not apply to business combinations with persons who became interested shareholders on or before July 22, 1987, if the business combination is approved by a simple majority of a committee of disinterested directors. Under the Arizona Business Combination Statute, certain business combinations are prohibited unless, prior to the date the interested shareholder becomes an interested shareholder, a special committee of disinterested directors of the corporation approves, either (i) the proposed business combination with such interested shareholder, or (ii) the proposed acquisition of shares by such interested shareholder. On December 4, 1996, the Special Committee (comprised entirely of "disinterested directors" as such term is defined in the Arizona Act) approved the transactions with CREC contemplated by the Voting Agreement, the Stock Purchase Agreement and the Merger Agreement, thereby exempting such transactions from the Arizona Business Combination Statute. See "The Merger Agreement--Arizona Takeover Statute Matters."

         Article 2 of the Arizona Takeover Statute (the "Arizona Control Share Acquisition Statute") provides that shares of an issuing public corporation acquired in a "control share acquisition" have no voting rights except to elect directors and except to the extent approved by a vote of a majority of the votes entitled to be cast on the matter, excluding shares of stock owned by the acquiror, its affiliates and associates, or by officers or directors of the corporation. Shares are acquired in a "control share acquisition" if the acquisition of such shares, when added to all other shares of stock beneficially owned by the acquiror, would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power: (a) 20% or more but less than 33 1/3%; (b) 33 1/3% or more but less than a majority; or
(c) a majority of all voting power. A person who has made or proposed to make a control share acquisition, upon satisfaction of certain conditions, may compel the corporation to call a special meeting of stockholders to consider the voting rights of the shares. If voting rights are not approved at the meeting (subject to certain conditions and limitations), the corporation may redeem any or all of the shares acquired in the control share acquisition for market value. Cavco will, as a result of the Merger, become a wholly owned subsidiary of the Holding Company. Following the Merger, the voting rights of the common stock of the Surviving Corporation will not be limited by the Arizona Control Share Acquisition Statute. See "The Merger Agreement--Arizona Takeover Statute Matters."

FINANCING THE MERGER

         The total amount of funds required to effect the Merger and pay all amounts due to the Independent Shareholders is estimated to be approximately $74,300,000.

         It is expected that the total Merger Consideration, together with any cash to be paid to Dissenting Shareholders, will be funded through the cash contributed by CREC to the Holding Company in exchange for Holding Company Common Stock. CREC has represented and warranted in the Merger Agreement that it has, or will have at the time of the consummation of the Merger, the funds necessary to pay the purchase price for such Holding Company Common Stock.

         Estimated costs and fees to be incurred by the Company in connection with the Merger Agreement and the transactions contemplated thereby, all of which will be paid by the Company, are as follows:

        Goldman Sachs fee........................................$  400,000
        Geddes and Company fee....................................1,300,000
        Legal fees................................................  350,000
        Printing costs............................................
        Commission filing fees....................................   14,860
        Solicitation and distribution expenses....................   10,000
        Miscellaneous.............................................

                TOTAL.............................................$

                              THE MERGER AGREEMENT

         The following is a summary of certain provisions of the Merger Agreement, a copy of which is attached hereto as Appendix A and is incorporated by reference herein. All references to and summaries of the Merger Agreement contained in this Proxy Statement are qualified in their entirety by reference to the Merger Agreement. Shareholders are urged to review the Merger Agreement in its entirety prior to voting with respect to the approval thereof at the Special Meeting.

GENERAL; PARTIES

         On December 4, 1996, CREC, the Holding Company, the Merger Subsidiary, the Company, Al Ghelfi, Janet Ghelfi and Janal entered into the Merger Agreement, which provides for the consummation of the Merger and the other transactions described herein. The Holding Company is a corporation wholly owned by Janal and the Merger Subsidiary is a wholly owned subsidiary of the Holding Company.

THE MERGER

         The Merger Agreement provides that, as promptly as practicable following the satisfaction or waiver of the conditions described below under "--Conditions to the Closing," the Merger Subsidiary will be merged with and into the Company, whereupon the separate corporate existence of the Merger Subsidiary will cease and the Company will continue as the surviving corporation in the Merger (the "Surviving Corporation"). The Merger will be effected through the filing of the Merger Agreement (or a plan of merger summarizing certain of the principal terms thereof) and articles of merger with the Arizona Corporation Commission, and will be effective at the time of such filing, or at such later time as may be agreed upon by the Merger Subsidiary and the Company. As a result of the Merger, the Surviving Corporation will become a wholly owned subsidiary of the Holding Company.

GOVERNING DOCUMENTS; DIRECTORS AND OFFICERS

         The Merger Agreement provides that the articles of incorporation and the bylaws of the Merger Subsidiary as in effect immediately prior to the Effective Time will be the articles of incorporation and the bylaws of the Surviving Corporation.

         Pursuant to the Merger Agreement, the initial directors of the Surviving Corporation will be Al Ghelfi, Brent Ghelfi, Laurence E. Hirsch, David
W. Quinn and William J Gillilan III. Al Ghelfi and Brent Ghelfi are currently members of the Board of the Company and serve as its Chairman of the Board and its President and Chief Executive Officer, respectively. Laurence E. Hirsch, David W. Quinn and William J Gillilan III are currently members of the board of directors of Centex, and serve as its Chairman and Chief Executive Officer, Vice Chairman and Chief Financial Officer and President and Chief Operating Officer, respectively.

         Pursuant to the Merger Agreement, the initial officers of the Surviving Corporation will be Al Ghelfi, Chairman of the Board; Brent Ghelfi, President and Chief Executive Officer; Robert Ward, Vice President and Chief Financial Officer; David Blank, Vice President of Operations; Wendell Hargis, Executive Vice President of Plant Development; Sam Parlette, Vice President of Sales and Marketing; Raymond G. Smerge, Vice President, General Counsel and Secretary; Richard C. Harvey, Assistant Vice President; and Betty L. Newman, Assistant Secretary. Al Ghelfi, Brent Ghelfi, Robert Ward, David Blank, Wendell Hargis and Sam Parlette currently serve as officers of the Company. Raymond G. Smerge, Richard C. Harvey and Betty L. Newman currently serve as officers of Centex.

HOLDING COMPANY TRANSACTIONS

         The Merger Agreement provides that, immediately prior to or concurrently with the Merger, CREC will contribute to the Holding Company the CREC Purchase Price (which will be an amount in cash equal to the Merger Consideration to be paid to the Shareholders pursuant to the Merger Agreement). In exchange for the CREC Purchase Price, the Holding Company will issue to CREC the number of shares (the "CREC Holding Company Shares") of Holding Company Common Stock which bears the same ratio to the number of shares of Holding Company Common Stock to be held by the Ghelfi Parties after giving effect to the Shareholder Party Contribution as the number of shares of Company Common Stock that are converted into the Merger Consideration as a result of the Merger (plus any shares held by Dissenting Shareholders) bears to the number of Contributed Company Shares.

         In addition, immediately prior to or concurrently with the Merger, the Ghelfi Parties will transfer and contribute to the Holding Company the Contributed Company Shares (which consist of an aggregate of 783,441 shares of Common Stock) (the "Shareholder Party Contribution") in exchange for the issuance by the Holding Company of 7,824.41 shares of Holding Company Common Stock.

         As a result of the foregoing transactions, immediately after the Merger, approximately 78% of the outstanding shares of Holding Company Common Stock will be owned by CREC and approximately 22% of the outstanding shares of Holding Company Common Stock will be owned by the Ghelfi Parties.

CONVERSION OF SECURITIES

         The Merger Agreement provides that each share of Common Stock that is issued and outstanding immediately prior to the Effective Time (other than the Contributed Company Shares and any shares held by Dissenting Shareholders) will, at such time, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive the Merger Consideration. Each share of Common Stock so converted will automatically be canceled at the Effective Time, and each holder of a certificate evidencing any such share of Common Stock will cease to have any rights with respect thereto, except the right to receive the Merger Consideration. Each share of Common Stock held in the treasury of the Company and each Contributed Company Share will, at the Effective Time, be canceled and retired and cease to exist, and no payment will be made in respect thereof.

         Each share of Merger Subsidiary Common Stock that is issued and outstanding immediately prior to the Effective Time will, at such time, by virtue of the Merger and without any action on the part of the Holding Company (as the sole holder of shares of Merger Subsidiary Common Stock) be converted into the right to receive one share of common stock of the Surviving Corporation. Each share of Merger Subsidiary Common Stock so converted will automatically be canceled at the Effective Time, and the Holding Company will cease to have any rights with respect thereto, except the right to receive the foregoing consideration.

         The Merger Agreement provides that, at the Effective Time, all outstanding options to purchase shares of Common Stock ("Company Stock Options"), whether or not exercisable, will be canceled. Pursuant to the Merger Agreement, the Company has agreed to use its best efforts and take all action necessary to ensure that all of the outstanding Company Stock Options are canceled, including, but not limited to, obtaining the written consent to the cancellation thereof from each holder of unexercised Company Stock Options. See "Interests of Certain Persons in the Merger--Certain Employee Stock Options."

DISSENTERS' RIGHTS

         Pursuant to the Merger Agreement, shares of Common Stock which are issued and outstanding immediately prior to the Effective Time and which are held by Shareholders who (i) have not voted such shares to approve the Merger Agreement and (ii) have delivered a written notice of their intent to demand payment for their shares in accordance with Section 10-1321 of the Arizona Act will not be converted into the right to receive the Merger Consideration, but will instead become the right to receive such cash consideration as may be determined to be due to such Shareholders under the Arizona Act. If a Shareholder fails to perfect or effectively withdraws or loses such Shareholder's right to demand payment under the Arizona Act, such Shareholder's shares of Common Stock will thereupon be deemed to have been converted into, as of the Effective Time, the right to receive the Merger Consideration, without any interest thereon.

         If the CREC Purchase Price is not sufficient to enable the Holding Company to cause the Surviving Corporation to pay (in addition to the Merger Consideration payable pursuant to the Merger Agreement) the cash consideration, if any, due to Dissenting Shareholders in accordance with the Arizona Act, CREC will provide the Surviving Corporation, as additional consideration for the issuance of the CREC Holding Company Shares, the funds necessary to pay such consideration on a timely basis.

         Each of the Ghelfi Parties has irrevocably waived any right in connection with the Merger to demand payment for the shares of Common Stock held by such Ghelfi Party under Section 10-1321 of the Arizona Act.

EXCHANGE PROCEDURES

         From time to time after the Effective Time, the Holding Company will provide to the Surviving Corporation, and will cause the Surviving Corporation to provide to the Paying Agent, the funds necessary for the payment of the Merger Consideration to holders of shares of Common Stock on a timely basis.

         Promptly after the Effective Time, the Paying Agent will mail to each record holder of an outstanding certificate or certificates (the "Certificates") evidencing any shares of Common Stock to be converted into the Merger Consideration a letter of transmittal (which will specify that delivery will be effected, and risk of loss and title to the Certificates will pass, only upon proper delivery of the Certificates to the Paying Agent) and instructions for use in effecting the surrender of the Certificates for payment therefor. Upon surrender to the Paying Agent of a Certificate, together with a duly executed letter of transmittal and any other required documents, the holder of such Certificate will receive the Merger Consideration in exchange for each share of Common Stock, and such Certificate will forthwith be canceled. No interest will be paid or accrued on the cash payable upon the surrender of the Certificates. At any time after the expiration of 90 days following the Effective Time, the Surviving Corporation will be entitled to require the Paying Agent to deliver to it any cash (including any interest received with respect thereto) which has been made available to the Paying Agent and which has not been disbursed to holders of Certificates, and thereafter such holders will be entitled to look only to the Surviving Corporation (subject to abandoned property, escheat or other similar laws) as general creditors thereof with respect to the cash payable upon due surrender of their Certificates. The right of any holder of shares of Common Stock to receive the Merger Consideration will be reduced by the amount of any required tax withholding obligation.

         Pursuant to the Merger Agreement, from and after the Effective Time, each Certificate will, until surrendered to the Paying Agent, represent only the right to receive, in full satisfaction of all rights in respect of any shares of Common Stock evidenced by such Certificate, consideration equal to the Merger Consideration multiplied by the number of shares of Common Stock evidenced thereby, without any interest thereon. From and after the Effective Time, holders of Certificates will have no right to vote or to receive any dividends or other distributions with respect to any shares of Common Stock which were theretofore represented by such Certificates, other than any dividends or other distributions payable to holders of record as of a date prior to the Effective Time, and will have no other rights other than as described herein or provided by law. Moreover, from and after the Effective Time, there will be no transfers of the shares of Common Stock which were outstanding immediately prior to the Effective Time on the stock transfer books of the Surviving Corporation. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they will be canceled and exchanged for the Merger Consideration in accordance with the exchange procedures described above.

REPRESENTATIONS AND WARRANTIES

         The Merger Agreement contains various customary representations and warranties on the part of the Company relating to (i) the organization of the Company and other corporate matters, (ii) the authorization, execution, delivery and performance of the Merger Agreement by the Company, (iii) consents and approvals to be obtained in connection with the Merger, (iv) this Proxy Statement and the Schedule 13E-3, (v) the fairness opinion delivered by Goldman Sachs and the actions taken by the Board in connection with the approval of the Merger Agreement, (vi) the capitalization of the Company, (vii) the subsidiaries of the Company, (viii) documents filed by the Company with the Commission and the accuracy of the information contained therein, (ix) the financial statements of the Company, (x) the absence of undisclosed liabilities, (xi) the absence of certain changes and events, (xii) real and personal property, (xiii) contracts and agreements, (xiv) litigation, (xv) compliance with laws, (xvi) environmental matters, (xvii) tax matters, (xviii) employee benefit matters, (xix) labor matters, (xx) intellectual property rights, (xxi) permits and licenses, (xxii) insurance matters, (xxiii) transactions with affiliates, (xxiv) the absence of certain business practices and (xxv) brokers' and finders' fees.

         In addition, the Merger Agreement contains various customary representations and warranties on the part of the Ghelfi Parties relating to (i) the organization of the Holding Company and the Merger Subsidiary and other corporate matters, (ii) the authorization, execution, delivery and performance of the Merger Agreement by each of the Holding Company, the Merger Subsidiary and the Ghelfi Parties, (iii) consents and approvals to be obtained in connection with the Merger, (iv) the information supplied by the Ghelfi Parties or the Holding Company for inclusion in this Proxy Statement and the Schedule 13E-3, (v) title to shares of Common Stock owned by the Ghelfi Parties, (vi) the capitalization of the Holding Company and the Merger Subsidiary, (vii) the absence of material assets, liabilities or operations of the Holding Company and the Merger Subsidiary and (viii) brokers' and finders' fees.

         The Merger Agreement also contains various customary representations and warranties on the part of CREC relating to (i) the organization of CREC and other corporate matters, (ii) the authorization, execution, delivery and performance of the Merger Agreement by CREC, (iii) consents and approvals to be obtained in connection with the Merger, (iv) governmental consents, (v) the financing necessary to pay the CREC Purchase Price and (vi) brokers' and finders' fees.

CONDUCT OF BUSINESS PENDING THE MERGER

         The Merger Agreement provides that, until the date of the consummation of the Merger (the "Closing Date"), the Company and its subsidiaries will conduct their businesses in the ordinary course of business and in a manner that is consistent in all material respects with past practice and the Company and its subsidiaries will preserve intact their business organizations, and use their best efforts to keep available certain key employees of the Company and (subject to specified exceptions) maintain their present relationships with material dealers, retailers, suppliers, insurers, lessors and licensees and with all governmental authorities and other persons having material business relationships with the Company or any of its subsidiaries. Furthermore, until the Closing Date, neither the Company nor any of its subsidiaries will, without the prior written consent of CREC, take any of the following actions, except in accordance with the express terms of the Merger Agreement: (i) amend its charter or bylaws; (ii) issue, sell, pledge, dispose of or encumber, or authorize the issuance, sale, pledge, disposition or encumbrance of, any shares of capital stock or other equity securities of, or other ownership interests in, the Company or any of its subsidiaries (except in connection with the exercise of any outstanding Company Stock Options), or any options, warrants, calls or other rights to acquire any shares of capital stock or other equity securities of, or ownership interests in, the Company or any of its subsidiaries; (iii) sell, lease, transfer or otherwise dispose of any material properties or assets of the Company or any of its subsidiaries, other than in the ordinary course of business; (iv) consolidate with, or merge with or into, any corporation or other person, except as contemplated by the Merger Agreement; (v) declare, set aside or pay any dividend or other distribution with respect to the capital stock of the Company or redeem, purchase or otherwise acquire any capital stock or other equity interests of, or ownership interests in, the Company or any of its subsidiaries, except in connection with the exercise of any outstanding Company Stock Options; (vi) reclassify, combine, split or subdivide any shares of the capital stock of the Company or any of its subsidiaries; (vii) incur or assume any indebtedness for borrowed money or issue any debentures, notes or other debt securities or assume, guarantee, endorse or otherwise become liable for the obligations of any other person, except in the ordinary course of business (provided, however, that the aggregate amount of indebtedness permitted to be incurred or assumed by the Company and its subsidiaries after the date of the Merger Agreement will not exceed $2,000,000); (viii) make any loans, advances or capital contributions to, or investments in, any other person (other than any direct or indirect wholly owned subsidiary), except for (A) investments to be made in accordance with existing financial and operating plans disclosed by the Company to CREC prior to the date of the Merger Agreement and (B) temporary cash investments made in the ordinary course of business and consistent with past practice; (ix) acquire, by merger, consolidation or acquisition of stock or assets, any corporation, partnership or other business organization or division thereof; (x) create or incur any liens upon any material properties or assets of the Company or any of its subsidiaries (except for permitted encumbrances specified in the Merger Agreement); (xi) enter into any material contracts or commitments or engage in any material transactions (other than the Merger Agreement and the Merger and the other transactions contemplated hereby) not in the ordinary course of business and consistent with past practice; (xii) engage in any transactions with any affiliate (other than (A) the Merger and the other transactions contemplated by the Merger Agreement or (B) transactions between the Company and any of its direct or indirect wholly owned subsidiaries), except on terms and conditions at least as favorable to the Company as those that would apply in the case of a similar arm's-length transaction; (xiii) enter into any agreement, arrangement or understanding with any director, officer or employee of the Company or any of its subsidiaries providing for the employment of any such director, officer or employee or any increase in the compensation, severance or termination benefits payable or to become payable by the Company or any of its subsidiaries to any such director, officer or employee (except for certain types of contracts and compensation arrangements entered into in the ordinary course of business and consistent with past practice) or make any loan to or enter into any other material transaction or arrangement with any such director, officer or employee; (xiv) increase the benefits payable by the Company or any of its subsidiaries under any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option, stock purchase or other employee benefit plan, program or arrangement made to, for or with any of the directors, officers or employees of the Company or any of its subsidiaries, other than any scheduled increase pursuant to the existing terms thereof; (xv) fail to keep all of the material properties and assets of insurable character of the Company or any of its subsidiaries insured at least to the extent described in or pursuant to the Merger Agreement, or take any action that would enable any insurance company or association to avoid liability under any insurance policy for claims arising out of occurrences prior to the consummation of the Merger; (xvi) cancel or compromise any material claim, waive or release any material rights or change in any material respect or terminate any material contract (except that the Company and its subsidiaries may terminate or replace, or modify the terms of their contractual relationships with, dealers, retailers, suppliers, insurers, lessors and licensees to the extent that such terminations, replacements and changes are effected in the ordinary course of business and are not reasonably likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole); (xvii) fail to maintain in full force and effect all material permits that are required in connection with the conduct of the businesses of the Company or any of its subsidiaries or sell, transfer, license or otherwise dispose of any material rights or interests under any such permits; (xviii) change any significant accounting principles, methods or practices of the Company or any of its subsidiaries, except as required as a result of any mandatory change in accounting standards; (xix) fail to maintain the books and records of the Company or any of its subsidiaries in all material respects in the usual, regular and ordinary manner on a basis consistently applied; (xx) make any tax elections or settle or compromise any income tax liability, except in the ordinary course of business and consistent with past practice; and (xxi) take any action which would cause any representation or warranty of the Company contained in the Merger Agreement to be untrue or incorrect in any material respect as of the date when made or as of a future date.

NO SOLICITATION; FIDUCIARY OUT

         The Merger Agreement provides that, until the Closing Date, the Company and its subsidiaries will not, and will not permit any of their respective affiliates, directors, officers, agents or other representatives to, initiate any contact with, solicit, encourage or enter into or continue any discussions, negotiations, understandings or agreements with any third party with respect to, or furnish or disclose any non-public information regarding the Company or any of its subsidiaries or their respective businesses to any third party in connection with, an Acquisition Proposal (as defined below). Notwithstanding the foregoing, to the extent that the Board or the Special Committee reasonably determines based on the advice of its counsel that it is required to do so by virtue of its fiduciary obligations under applicable law, the Company may (i) in response to an unsolicited request therefor, furnish non-public information with respect to the Company or its subsidiaries or their respective businesses to a third party (a "Qualified Third Party") who the Board or the Special Committee has reasonably determined is financially able to consummate an Overbid Transaction (as defined below) pursuant to a customary confidentiality agreement and discuss such information (but not any non-public information relating to the structure of the Merger or the other transactions contemplated thereby, other than any such information which the Company demonstrates was independently developed solely by the Company and its affiliates, directors, officers, agents and other representatives) with such Qualified Third Party, (ii) upon receipt of a bona fide, unsolicited Acquisition Proposal from a Qualified Third Party which the Board or the Special Committee has reasonably determined would, if consummated, constitute an Overbid Transaction (a "Qualified Acquisition Proposal"), participate in discussions and negotiations with such Qualified Third Party regarding such Qualified Acquisition Proposal (but not enter into any agreements with respect thereto except as permitted pursuant to clause (iii) below) if each of the Overbid Negotiation Conditions (as defined below) is satisfied and (iii) enter into an agreement with a Qualified Third Party with respect to an Overbid Transaction if each of the Overbid Transaction Conditions (as defined below) is satisfied. Unless each of the Overbid Transaction Conditions is satisfied, neither the Board nor any committee thereof will (a) withdraw or modify, or propose to withdraw or modify, in a manner adverse to CREC, the approval or recommendation by such Board of the Merger Agreement or the Merger, (b) approve or recommend, or propose to approve or recommend, any Acquisition Proposal or (c) cause the Company to authorize or commit to enter into any agreement with respect to an Acquisition Proposal.

         In addition, in the event that the Company or any of the Ghelfi Parties receives any offer, proposal or inquiry relating to an Acquisition Proposal, such party will notify CREC within one business day after the receipt of such offer, proposal or inquiry and will, in any such notice to CREC, indicate the identity of the offeror and set forth the material terms of such offer, proposal or inquiry.

         As used herein, the terms set forth below have the following meanings:

         "Acquisition Proposal" means a proposal by a third party relating to an acquisition (whether by merger, consolidation, purchase of assets, purchase of stock or otherwise) of the Company or any of its capital stock (other than an acquisition of capital stock in connection with the prepayment or conversion of the outstanding principal amount of the Convertible Note (as defined below) or the exercise of any outstanding Company Stock Options) or any substantial part of its assets or any other business combination or transaction of a similar nature that is inconsistent with the Merger or the other transactions contemplated by the Merger Agreement; provided, however, that the term "Acquisition Proposal" does not include any proposal relating to a Permitted Sale Transaction (as defined below).

         "Overbid Negotiation Conditions" means, in the case of any Qualified Acquisition Proposal, each of the following conditions: (i) the Company has complied fully and in a timely manner with its obligations under the Merger Agreement to notify CREC of the receipt of such Qualified Acquisition Proposal (and the identity of the offeror and the material terms of such proposal); (ii) the Company has delivered to CREC a written notice (an "Overbid Notice") with regard to the determination of the Board or the Special Committee as to such Qualified Acquisition Proposal; and (iii) CREC has not delivered to the Company a Topping Offer (as defined below) with respect to such Qualified Acquisition Proposal.

         "Overbid Transaction" means a transaction contemplated by an Acquisition Proposal received from a Qualified Third Party (i) which would provide for consideration attributable to the shares of Common Stock held by the Independent Shareholders having a fair market value, as reasonably determined by the Board after consultation with its financial advisors, that is at least $1,000,000 greater than the product of (A) $26.75 and (B) the total number of shares of Common Stock held by the Independent Shareholders, (ii) the terms and conditions of which, when taken in their entirety, are no less favorable to the Independent Shareholders than the terms and conditions set forth in the Merger Agreement and (iii) which is not subject to any conditions or other limitations as a result of which such transaction is not reasonably likely to be consummated on the terms proposed by the Qualified Third Party.

         "Overbid Transaction Conditions" means, in the case of a Qualified Acquisition Proposal, each of the following conditions: (i) each of the Overbid Negotiation Conditions has been satisfied with respect to such Qualified Acquisition Proposal; (ii) at least ten days have expired from the date upon which the Company delivered an Overbid Notice to CREC with respect to such Qualified Acquisition Proposal and CREC has not delivered a Topping Offer to the Company; (iii) the terms of such Qualified Acquisition Proposal have not been modified in any manner materially adverse to the Company or the Independent Shareholders since the date of the Overbid Notice; and (iv) the Company has paid to CREC the full amount of the Termination Payments (as defined below).

         "Permitted Sale Transaction" means any sale or disposition by the Company or its subsidiaries (whether through a stock sale, asset sale, joint venture or otherwise) of the Leasing Business, or the Real Estate Development Business, in whole or in part, if such sale or disposition does not have the purpose or effect of hindering, preventing or delaying the consummation of the Merger or the other transactions contemplated by the Merger Agreement.

         "Topping Offer" means, with respect to any Qualified Acquisition Proposal, a written offer by CREC to amend the Merger Agreement in order to provide for consideration attributable to the shares of Common Stock held by the Independent Shareholders having a value at least $1,000,000 greater than the value of the consideration provided to the Independent Shareholders under such Qualified Acquisition Proposal, which offer must state that it may not be withdrawn or revoked by CREC unless the parties do not enter into an amendment to the Merger Agreement to reflect the acceptance of the Topping Offer by the Company and the Ghelfi Parties within ten calendar days after receipt thereof by the Company.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Pursuant to the Merger Agreement, the Company will indemnify and hold harmless the directors and officers of the Company to the maximum extent permitted under applicable law, the provisions of its articles of incorporation and bylaws as in effect on the date of the Merger Agreement and any indemnification agreement to which the Company and any such person are parties with respect to matters occurring prior to the Effective Time, including, but not limited to, all matters arising out of or relating to the Merger or any other transactions contemplated by the Merger Agreement, and will advance reasonable expenses to such directors and officers upon request and delivery of any undertaking required by law. In the event that the Company fails to comply with the foregoing obligations with respect to the indemnification of directors and officers, CREC will be responsible therefor and, to the fullest extent permitted under applicable law, will perform such obligations unconditionally without regard to any defense or other basis for nonperformance which the Company may be entitled to assert.

CONVERTIBLE NOTE

         Pursuant to the Merger Agreement, prior to the Effective Time, the Company agreed to prepay in cash one-half of the outstanding principal amount of the promissory note, dated as of April 28, 1994 (the "Convertible Note"), in the aggregate principal amount of $4,100,000 issued by the Company to Carl H. Osterman, as trustee of the CAVCO Convertible Note Trust and to cause the remainder of the outstanding principal amount of the Convertible Note to be converted into an aggregate of 128,125 shares of Common Stock. In November
1996, the Company prepaid in cash one-half of the outstanding principal amount of the Convertible Note using internally generated funds.

ARIZONA TAKEOVER STATUTE MATTERS

         The Merger Agreement provides that the Company will take all action required in order to ensure that the provisions of the Arizona Business Combination Statute do not prohibit or restrict the Merger or any of the other transactions contemplated by the Merger Agreement.

         Pursuant to the Merger Agreement, the Company represented and warranted to CREC that a committee of disinterested directors of the Company has approved the Subject Share Purchase, in which CREC will acquire an aggregate of 1,047,288 shares of Common Stock (the "Aggregate Subject Shares") from the Ghelfi Parties pursuant to the Stock Purchase Agreement in the event that the Merger Agreement is terminated for certain reasons, and that the effect of such approval is to ensure that the Company is not prohibited from consummating a "business combination" (as defined for purposes of the Arizona Business Combination Statute) with CREC for a period of three years after the date of the Subject Share Purchase. See "Special Factors--Regulatory Considerations--Arizona Takeover Statute."

         Pursuant to the Merger Agreement, the Company irrevocably waived any right that it may have under the Arizona Control Share Acquisition Statute to redeem or repurchase the Aggregate Subject Shares purchased by CREC. Furthermore, unless prohibited by law, the Ghelfi Parties agreed to take all reasonable action within their control necessary to ensure that the Company does not exercise or attempt to exercise any such right. See "Special Factors--Regulatory Considerations--Arizona Takeover Statute."

         The Company and the Ghelfi Parties also agreed that, if the Subject Share Purchase is consummated, they will take all reasonable action within their control to ensure that the Aggregate Subject Shares will have the same voting rights as any other outstanding shares of Common Stock, unless prohibited by law. Without limiting the generality of the foregoing, if CREC so requests and provides any undertaking required by law (which undertaking the Company agreed to waive to the fullest extent permitted by law), the Company will convene a meeting of the Shareholders as promptly as practicable to consider and vote upon the approval of a resolution providing that the Aggregate Subject Shares will have the same voting rights as any other outstanding shares of Common Stock. See "Special Factors--Regulatory Considerations--Arizona Takeover Statute."

POST-TERMINATION PROPOSALS

         The Merger Agreement provides that, if such agreement is terminated and the Subject Share Purchase is consummated in accordance with the Stock Purchase Agreement, within 30 days after the consummation of the Subject Share Purchase (or, if applicable, the termination of any agreement with a third party with respect to an Overbid Transaction within 60 days after the consummation of the Subject Share Purchase), CREC will make a written proposal (a "Post-Termination Proposal") to the Board with respect to a transaction pursuant to which CREC or one or more of its affiliates would acquire all of the outstanding shares of Common Stock which are held by the Independent Shareholders at a price of $26.75 per share and on terms and conditions no less favorable to such shareholders than the terms and conditions of the Merger Agreement. Notwithstanding the foregoing, CREC will not be required to submit a Post-Termination Proposal to the Board if, at the time such proposal would otherwise be required to be submitted hereunder, (i) the Company is a party to an agreement with a third party with respect to an Overbid Transaction (and such agreement is not terminated within 60 days), (ii) the Company or the Ghelfi

Parties are in breach in any material respect of their obligations under the provisions of the Merger Agreement described under "--Arizona Takeover Statute Matters" above or (iii) there has been issued and is in effect any order, writ, injunction, judgment or decree of any federal or state court or other governmental authority which has the effect of making illegal, impeding, restraining or prohibiting CREC from making a Post-Termination Proposal, entering into an agreement with respect to such proposal or consummating a Post-Termination Proposal.

CERTAIN ADDITIONAL COVENANTS

         The Merger Agreement includes various other covenants, including, but not limited to, covenants that (i) give CREC and its representatives the right to perform a due diligence investigation of the business, prospects, financial condition and results of operations of the Company and its subsidiaries and to be afforded access to their books, records and other documents, (ii) require the parties to use their reasonable best efforts to comply with all applicable laws and to obtain all necessary governmental consents to consummate the transactions contemplated by the Merger Agreement, (iii) require the Ghelfi Parties to use their reasonable best efforts to cause each of the Company, the Holding Company and the Merger Subsidiary to perform all of their obligations under the Merger Agreement and consummate the transactions contemplated thereby, (iv) require the Company to take all action necessary to terminate all employee stock option plans prior to the Effective Time, (v) require the Company and the Ghelfi Parties to notify CREC promptly of certain pending or threatened legal actions or other matters which relate to the transactions contemplated by the Merger Agreement or which are likely to have a material adverse effect on the business, prospects, properties, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, and (vi) require the Company to supplement the disclosures made to CREC pursuant to the Merger Agreement.

CONDITIONS TO THE CLOSING

         The Merger Agreement provides that the respective obligations of the parties to the Merger Agreement to consummate the transactions contemplated thereby are subject to the fulfillment of the following conditions: (i) the Merger Agreement will have been approved by the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock; (ii) no statute, rule, regulation, order, writ, injunction, judgment or decree will have been enacted, promulgated, entered, or enforced by any federal or state court or governmental authority which has the effect of making illegal, impeding or otherwise restraining or prohibiting such transactions; and (iii) any waiting period applicable to such transactions under the HSR Act will have terminated or expired.

         The obligations of CREC to consummate the transactions contemplated by the Merger Agreement (including the transactions described under "--Holding Company Transactions" above) will be subject to the fulfillment of the following conditions (any one or more of which may be waived by CREC): (i) each of the representations and warranties of the Company contained in the Merger Agreement (as qualified by the Schedules thereto) will be true and correct as of the Closing Date as if made on such date and each of the representations and warranties of the Ghelfi Parties contained in the Merger Agreement will be true and correct in all material respects as of the Closing Date as if made on such date (provided, however, that the failure of any such representations or warranties of the Company to be true and correct will not be a condition to the obligations of CREC unless the Claims Reserve (as defined below) is less than or equal to zero); (ii) the Company, the Holding Company and the Ghelfi Parties will have performed and complied in all material respects with all provisions, covenants and conditions contained in the Merger Agreement which are required to be performed or complied with by them prior to or on the Closing Date; (iii) there will be no outstanding Company Stock Options immediately prior to the Effective Date; (iv) the Company and the Ghelfi Parties will have delivered to CREC certificates, dated as of the Closing Date, certifying that the conditions specified in clauses (i) and (ii) above have been fulfilled; and (v) CREC will have received an opinion, dated as of the Closing Date, of Osborn Maledon, counsel for the Company, in the form attached to the Merger Agreement.

         The obligations of the Company and the Ghelfi Parties to consummate the transactions contemplated by the Merger Agreement (including the Merger and the transactions described under "--Holding Company Transactions" above) will be subject to the fulfillment of the following conditions (any one or more of which may be waived by the Company and the Ghelfi Parties jointly): (i) each of the representations and warranties of CREC contained in the Merger Agreement will be true and correct in all material respects as of the Closing Date as if made on such date; (ii) CREC will have performed and complied in all material respects with all provisions, covenants and conditions contained in the Merger Agreement which are required to be performed or complied with by it prior to or on the Closing Date; (iii) CREC will have delivered to the Company and the Ghelfi Parties a certificate, dated as of the Closing Date, certifying that the conditions specified above have been fulfilled; and (iv) the Company will have received an opinion, dated as of the Closing Date, of Raymond G. Smerge, Vice President and Chief Legal Officer of CREC, in the form attached to the Merger Agreement.

         As used herein, the term "Claims Reserve" means the excess, if any, of
(i) the consolidated net worth of the Company as of the end of the most recently completed calendar month, less the aggregate amount of losses, damages, liabilities, settlements, judgments, fines, penalties, interest, costs and expenses reasonably likely to be imposed upon or incurred by either the Company or CREC as a result of or in connection with the violation or breach by the Company of any of its representations and warranties contained in the Merger Agreement (with all such representations and warranties being construed as if they were not qualified in any manner as to materiality) over (ii) $26,170,656 (which represents the consolidated net worth of the Company as of September 30, 1996, less $2,500,000).

INDEMNIFICATION; SURVIVAL OF REPRESENTATIONS

         The Merger Agreement provides that the Ghelfi Parties will jointly and severally indemnify and hold harmless CREC and its affiliates, directors, officers, agents and other representatives for, from and against all demands, claims, actions, causes of action, proceedings, assessments, losses, damages, liabilities, settlements, judgments, fines, penalties, interest, costs and expenses (including fees and disbursements of counsel) which are asserted against, imposed upon or incurred by any of the foregoing persons as a result of or in connection with the breach or alleged breach by the Ghelfi Parties of their representations, warranties, covenants or agreements contained in the Merger Agreement (the "CREC Merger Agreement Claims"); provided, however, that the Ghelfi Parties will only be obligated to indemnify the foregoing persons if and to the extent that the aggregate of all CREC Merger Agreement Claims exceeds $50,000.

         The Merger Agreement also provides that CREC will indemnify and hold harmless the Ghelfi Parties and their respective affiliates, directors, officers, agents and other representatives for, from and against all demands, claims, actions, causes of action, proceedings, assessments, losses, damages, liabilities, settlements, judgments, fines, penalties, interest, costs and expenses (including fees and disbursements of counsel) which are asserted against, imposed upon or incurred by the foregoing persons as a result of or in connection with the breach or alleged breach by CREC of its representations, warranties, covenants or agreements contained in the Merger Agreement (the "Shareholder Party Merger Agreement Claims"); provided, however, that CREC will only be obligated to indemnify the foregoing persons if and to the extent that the aggregate of all Shareholder Party Merger Agreement Claims exceeds $50,000.

         The representations and warranties made by the Company in the Merger Agreement will not survive the Merger. The representations and warranties made by CREC and the Ghelfi Parties in the Merger Agreement will survive the Merger and continue in effect after the Closing Date.

TERMINATION

         The Merger Agreement may be terminated at any time prior to the Effective Time, whether prior to or after the approval of the Merger Agreement by the Shareholders, as follows:

         (a)      by the mutual written consent of CREC and the Company.

         (b) by either CREC or the Company if: (i) any federal or state court or other governmental authority issues an order, writ, injunction, judgment or decree which has the effect of making illegal, impeding or otherwise restraining or prohibiting the transactions contemplated by the Merger Agreement and such order, writ, injunction, judgment or decree becomes final and nonappealable; or
(ii) the Company fails to obtain the required vote of the Shareholders in favor of the Merger Agreement at the Special Meeting or any adjournment thereof.

         (c) by CREC if: (i) the Overbid Transaction Conditions are satisfied;
(ii) there has been any violation or breach in any material respect on the part of the Company or any of the Ghelfi Parties of the covenants or agreements described under "--No Solicitation; Fiduciary Out" above or certain of the covenants or agreements described under "--Certain Additional Covenants" above;
(iii) there has been any violation or breach in any material respect on the part of the Company or any of the Ghelfi Parties of any other covenant or agreement contained in the Merger Agreement which has not been cured within 30 days after receipt of notice of such violation or breach from CREC; (iv) there has been any violation or breach on the part of the Company or any violation or breach in any material respect on the part of the Ghelfi Parties of any representation or warranty contained in the Merger Agreement (except that CREC may not terminate the Merger Agreement pursuant to this clause (iv) as a result of a violation or breach on the part of the Company unless the Claims Reserve is less than or equal to zero); or (v) the Merger has not been consummated prior to or on December 31, 1997; provided, however, that, in the case of any termination pursuant to clause (iii), (iv), or (v) above, CREC will only be entitled to terminate the Merger Agreement if it has diligently and in good faith performed or complied in all material respects with the agreements and covenants required to be performed by it pursuant to the Merger Agreement.

         (d) by the Company and the Ghelfi Parties jointly if: (i) the Board has modified or withdrawn, in a manner adverse to CREC, the approval or recommendation by such Board of the Merger Agreement or the Merger and has authorized the Company to enter into an agreement with a third party with respect to an Acquisition Proposal as permitted pursuant to the Merger Agreement; (ii) there has been any violation or breach in any material respect on the part of CREC of any covenant or agreement contained in the Merger Agreement which has not been cured within 30 days after receipt of notice of such violation or breach from the Company; (iii) there has been any violation or breach in any material respect on the part of CREC of any representation or warranty contained in the Merger Agreement; or (iv) the Merger has not been consummated prior to or on December 31, 1997; provided, however, that, in the case of any termination pursuant to clause (ii), (iii) or (iv) above, the Company and the Ghelfi Parties will only be entitled to terminate the Merger Agreement if they have diligently and in good faith performed or complied in all material respects with the agreements and covenants required to be performed by them pursuant to the Merger Agreement.

         In the event that the Merger Agreement is terminated, such agreement will become void and of no further force or effect, and there will be no liability thereunder on the part of any party or its affiliates, directors, officers, shareholders, agents or other representatives; provided, however, that certain provisions of the Merger Agreement, including, but not limited to, those described under "--Arizona Takeover Statute Matters" and "--Post-Termination Proposals" above and under "--Expenses" below, will survive any termination of the Merger Agreement. Nothing contained in the Merger Agreement will relieve any party from liability for a breach of the Merger Agreement.

         If the Merger Agreement is terminated for any reason (other than pursuant to the provisions described in paragraphs (a), (b)(i) (solely by reason of an order, writ, injunction, judgment or decree issued in an action brought by a plaintiff that is a governmental authority), (c)(v), (d)(ii) or (d)(iii) above), the Company will pay the Termination Payments to CREC. On the other hand, if the Merger Agreement is terminated pursuant to the provisions described in paragraphs (c)(v), (d)(ii) or (d)(iii) above, CREC will pay the Termination Payments to the Company. In either case, the Termination Payments will be made in immediately available funds no later than one business day after the termination of the Merger Agreement.

         As used herein, the term "Termination Payments" means the following cash payments: (i) a fee in the amount of $2,500,000; (ii) reimbursement of all costs and expenses incurred in connection with the transactions contemplated by the Merger Agreement by the party entitled to receive the Termination Payments (the "Recipient") in an amount of up to $300,000 in the aggregate; and (iii) in the event that the Company or CREC, as the case may be, fails to pay the Recipient any of the foregoing payments when due, the costs and expenses actually incurred or accrued by the Recipient (including, but not limited to, reasonable fees and expenses of counsel) in connection with the collection of the Termination Payments, together with interest on such unpaid Termination Payments at a rate of 10% per annum.

EXPENSES

         The Merger Agreement provides that, except as expressly provided therein, all fees and expenses incurred in connection with the Merger Agreement or the other transactions contemplated thereby will be paid by the party incurring such fees and expenses.

AMENDMENT OR WAIVER

         The Merger Agreement provides that the terms and provisions thereof may be modified or amended only by a written instrument executed by each of the parties, and compliance with any term or provision thereof may be waived only by a written instrument executed by each of the parties entitled to the benefits of such term or provision.


                               RELATED AGREEMENTS

         The following is a summary of certain provisions of the Shareholders' Agreement, which will be entered into among CREC, the Holding Company and the Ghelfi Parties upon consummation of the Merger, and the Consulting Agreement between Cavco and Al Ghelfi and the Employment Agreement between Cavco and Brent Ghelfi, each of which was entered into on December 4, 1996. For more detailed information regarding the Shareholders' Agreement, the Employment Agreement and the Consulting Agreement, reference is made to the Annual Report on Form 10-K for the fiscal year ended September 30, 1996, filed by the Company with the Commission, which includes the full text of such agreements as Exhibits 2.1 (Exhibit D thereto), 10.10 and 10.9 thereto.

SHAREHOLDERS' AGREEMENT

         Pursuant to the Merger Agreement, CREC, the Holding Company, and the Ghelfi Parties have agreed to execute and deliver the Shareholders' Agreement at the closing of the transactions contemplated by the Merger Agreement.

         Directors. The Shareholders' Agreement provides that each Holding Company shareholder will use its best efforts and take all actions within its power to cause the Holding Company to have a board of directors consisting of five persons, two of which will be designated by the Ghelfi Shareholder Representative (as defined below) so long as the Ghelfi Shareholders (as defined below) own the Option Shares (as defined below) and all of the remaining members of which will be designated by CREC. The directors initially designated by the Ghelfi Shareholder Representative are Al Ghelfi and Brent Ghelfi. The directors initially designated by CREC are Laurence E. Hirsch, David W. Quinn and William J Gillilan III.

         Actions Requiring Supermajority Board Vote. The Shareholders' Agreement provides that the Holding Company will not (and each Holding Company shareholder will use its best efforts and take all actions within its power to cause the Holding Company not to) take any of the following actions unless approved by a vote of at least two-thirds of the total number of members of the Holding Company board of directors: (i) an amendment to the charter or bylaws of the Holding Company that abolishes or alters in any material respect the rights, privileges or preferences of the holders of Holding Company Common Stock or the rights, privileges or immunities of directors or officers of the Holding Company; (ii) a consolidation of the Holding Company with, or merger of the Holding Company or Cavco with or into, any person; (iii) a sale, lease, pledge, transfer or other disposition to any person (other than a wholly owned subsidiary of the Holding Company) of (a) all or substantially all of the properties and assets of the Holding Company or Cavco or (b) any properties or assets of the Holding Company or any of its subsidiaries (other than (1) properties or assets used in connection with the Leasing Business or the Real Estate Development Business or (2) manufactured housing units or other products sold, leased, transferred or otherwise disposed of in the ordinary course of business) with a fair market value in excess of $2,000,000; (iv) a sale, transfer, pledge or other disposition to any person (other than a wholly owned subsidiary of the Holding Company) of any capital stock of Cavco; (v) a change in the general nature of the principal businesses conducted by the Holding Company and its subsidiaries as of the date of the Shareholders' Agreement; (vi) the issuance or transfer to any person (other than a wholly owned subsidiary of the Holding Company) of any shares of Holding Company Common Stock or other capital stock of the Holding Company or any of its subsidiaries; (vii) the acquisition of any shares of Holding Company Common Stock or other capital stock of the Holding Company or any of its subsidiaries; (viii) the approval of the annual budget of the Holding Company for any fiscal year; (ix) an acquisition of a business (whether in the form of a stock purchase, asset purchase, merger or otherwise) or operating properties or assets from any person (A) not related to or for use in the principal businesses of the Holding Company or (B) for a purchase price in excess of $5,000,000, other than as contemplated by the annual budget for the fiscal year of the Holding Company in which such acquisition is consummated; (x) a determination not to have the consolidated financial statements of the Holding Company and its consolidated subsidiaries for any fiscal year audited by a firm of independent public accountants or to have such consolidated financial statements audited by any firm other than Arthur Andersen LLP; (xi) a change in the fiscal year of the Holding Company; (xii) the payment of any dividend in respect of the capital stock of the Holding Company not required to be declared and paid pursuant to the Shareholders' Agreement; (xiii) any payment or reimbursement by the Holding Company or any of its subsidiaries to CREC or any of its affiliates of certain prohibited intercompany charges;
(xiv) any sale or lease of goods by CREC or any of its affiliates (other than the Holding Company or any of its subsidiaries) to the Holding Company or any of its subsidiaries, or by the Holding Company or any of its subsidiaries to CREC or any of its affiliates (other than the Holding Company or any of its subsidiaries), except on terms that are at least as favorable to the Holding Company and its subsidiaries as could be obtained in an arm's-length transaction with an unaffiliated third party; (xv) any amendment to, or change in the terms of, the Tax Agreement (as defined below) that is material and adverse to the Holding Company; (xvi) the appointment or dismissal of the chief executive officer or the chief financial officer of the Holding Company or Cavco; (xvii) the filing of any petition seeking to reorganize the Holding Company or Cavco pursuant to, or to obtain relief under, any federal or state bankruptcy or insolvency law; and (xviii) the dissolution, liquidation or winding-up of the affairs of the Holding Company or Cavco.

         Dividends. Pursuant to the Shareholders' Agreement, the Holding Company will, and each Holding Company shareholder will use its best efforts and take all actions within its power to cause the Holding Company to, declare and pay to the holders of Holding Company Common Stock annual cash dividends in an amount equal to 20% of the Adjusted Consolidated Net Income (as defined below) of the Holding Company (and which will be paid pro rata for any partial year in the event of a transfer of Holding Company Common Stock pursuant to the terms of the Shareholders' Agreement). The Shareholders' Agreement further provides for the payment of dividends in an amount equal to (and in the same form as) the net proceeds received by the Holding Company or any of its subsidiaries from the sale or other disposition of the Leasing Business.

         Intercompany Indebtedness. Pursuant to the Shareholders' Agreement, each Holding Company shareholder has agreed to use its best efforts and take all actions within its power to cause all intercompany indebtedness between the Holding Company and its subsidiaries and CREC or any of its affiliates (other than the Holding Company and its subsidiaries) to bear interest at the weighted average rate of interest charged from time to time on the outstanding long- and short-term indebtedness of Centex and its subsidiaries, as calculated by Centex no less frequently than weekly. However, the Shareholders' Agreement provides that if the Holding Company directors designated by the Ghelfi Shareholder

Representative have proposed capital projects that meet certain investment criteria and such capital projects have been rejected or deferred by the Holding Company board of directors, then a defined portion of such intercompany indebtedness will bear interest at the rate of 12.5% per annum.

         Right of First Refusal to Acquire Leasing Business. The Shareholders' Agreement provides that if the board of directors of the Holding Company determines to effect a sale or other disposition of the Leasing Business (whether in the form of a stock sale, asset sale, merger or otherwise) the Ghelfi Shareholders and any other persons designed by the Ghelfi Shareholder Representative ("Ghelfi Purchasers") will have a 90-day right of first negotiation with respect to an acquisition of the Leasing Business (including all or substantially all of the property and assets of the Holding Company and its subsidiaries used in connection therewith and all or substantially all of the debts, liabilities and obligations arising therefrom). In addition, the Shareholders' Agreement provides that the Ghelfi Purchasers will have a right of first refusal to purchase the Leasing Business on the same terms and conditions as the Holding Company proposes to sell or dispose of the Leasing Business to any other person. The Ghelfi Purchasers will have such right of first refusal regardless of whether the Ghelfi Shareholder Representative exercised its right of first negotiation with respect to any proposed sale or other disposition.

         Transfer Restrictions on Holding Company Common Stock. The Shareholders' Agreement provides that for a period of five years after the Closing Date, no Holding Company shareholder will transfer shares of Holding Company Common Stock held by such shareholder to any person other than a Permitted Transferee (as defined below) unless, in the case of a transfer by a Ghelfi Shareholder, such transfer has been approved in writing by CREC or, in the case of a transfer by CREC, such transfer has been approved in writing by the Ghelfi Shareholder Representative. The Shareholders' Agreement further provides that no Holding Company shareholder will effect a transfer of Holding Company Common Stock unless the transferee has executed a supplemental agreement agreeing that its ownership of such shares will be subject to, and that such transferee will comply with, the Shareholders' Agreement.

         A Holding Company shareholder may pledge shares of Holding Company Common Stock to certain financial institutions or to a Permitted Transferee as security for bona fide indebtedness; provided that the pledgee has executed and delivered an appropriate agreement that in the event of foreclosure or other realization such Holding Company Common Stock will continue to be subject to the terms and conditions of the Shareholders' Agreement.

         If either a Ghelfi Shareholder or CREC (an "Offeror") desires to make a voluntary transfer of any shares of Holding Company Common Stock at any time after the fifth anniversary of the Closing Date to any person other than a Permitted Transferee, such Offeror will extend a right of first refusal offer to the Ghelfi Shareholder Representative (in the case of a proposed transfer by CREC) or to CREC (in the case of a proposed transfer by a Ghelfi Shareholder) pursuant to which such Offeror will irrevocably offer to sell such Holding Company Common Stock (the "Offered Stock") to such offeree (the "Offeree"). The notice of such offer ("Offering Notice") will specify (i) the number of shares of Offered Stock, (ii) the proposed offering price (including a good faith estimate of the fair market value of any non-cash consideration) (the "Offering Price") or in the case of a transaction other than a sale or transfer for value, a description of the proposed transfer, (iii) the name and address of the prospective transferee, and (iv) the other terms of the proposed transfer, if any. The Offeree will have 30 days (180 days if the Offeree is the Ghelfi Shareholder Representative) to give written notice to the Offeror stating whether it elects to purchase the Offered Stock. The purchase price for the Offered Stock will be the Offering Price, in the case of a voluntary sale or other transfer for value, or $2,675.00 per share of Offered Stock, in the case of any other transfer. The Shareholders' Agreement further provides that if CREC delivers an Offering Notice to the Ghelfi Shareholder Representative with respect to a proposed transfer for value (a "CREC Sale Transaction"), CREC will include in such notice a "tag along" offer to include in such CREC Sale Transaction a pro rata number of shares owned by the Ghelfi Shareholders, based on the respective numbers of shares of Holding Company Common Stock owned by CREC and the Ghelfi Shareholders. The Shareholders' Agreement provides that any involuntary transfer of Holding Company Common Stock (other than by will, trust or intestate succession) will be subject to the restrictions set forth in such agreement and the person seeking to effect such involuntary transfer will be required to effect the same in compliance with the transfer restrictions described above.

         Put and Call Options. The Shareholders' Agreement provides for certain put options (each, a "Put Option") that may be exercised by the Ghelfi Shareholders to cause CREC to purchase all, but not less than all, of the Holding Company Common Stock held by the Ghelfi Shareholders (the "Option Shares"). The Ghelfi Shareholders will be entitled to exercise the Put Option at any time during the period of 60 days after the distribution of audited financial statements of the Holding Company to its shareholders ("Availability Date") for the fiscal years of the Holding Company ending March 31, 2000, 2001 and 2002 and each even numbered fiscal year thereafter. In addition, the Shareholders' Agreement provides for certain call options (each, a "Call Option") that may be exercised by CREC to purchase all, but not less than all, of the Option Shares. CREC will be entitled to exercise the Call Option at any time during a period of 60 days after the Availability Date with respect to the financial statements for the fiscal year ending March 31, 2002 and each even numbered year thereafter. The purchase price for the Holding Company Common Stock purchased by CREC pursuant to the Put Option or the Call Option will be an amount equal to the product of the Formula Price (as defined below) and the Retained Interest Fraction (as defined below); provided, that in the case of a purchase by CREC pursuant to the Call Option, the purchase price will in no event be less than $2675.00 per share of Holding Company Common Stock.

         Excluded Projects. The Shareholders' Agreement provides that the Ghelfi Shareholder Representative may designate certain projects involving investments or capital expenditures in an aggregate amount exceeding $2,000,000 as excluded projects (the "Excluded Projects"), for purposes of the Shareholders' Agreement. If a project has been designated as an Excluded Project, the Holding Company will establish separate accounts on its books and records relating to the Excluded Project, and the activities and operations of the Holding Company and its subsidiaries in connection with such Excluded Project will in all respects be treated as a separate division of the Holding Company. In order to ensure that the benefits and detriments of an Excluded Project are enjoyed or borne solely by CREC, the Shareholders' Agreement provides that on a quarterly basis, if the aggregate income from all Excluded Projects exceeds the aggregate expense incurred in connection therewith, the Holding Company will make a payment in cash to CREC in an amount equal to such excess, and if the aggregate of such expense exceeds the aggregate of such income, CREC will make a payment in cash to the Holding Company in an amount equal to such excess.

         Tax Agreement. The Shareholders' Agreement contemplates that in connection with the consummation of the Merger or the Subject Share Purchase, as the case may be, Cavco and Centex will execute and deliver a Tax Sharing and Tax Benefit Reimbursement Agreement (the "Tax Agreement"). The Tax Agreement will not become effective unless and until Cavco becomes a consolidated subsidiary included in the affiliated group of which Centex is the common parent (the "Group"), which in general will occur if and when Centex and its subsidiaries own at least 80% of the stock of Cavco. The Tax Agreement provides that, with respect to each taxable period for which a consolidated tax return is filed by Centex which includes Cavco, (i) Cavco will pay to Centex an amount equal to Cavco's Separate Return Tax Liability (as defined below); (ii) Centex will compensate Cavco for the utilization of any net operating loss or credit of Cavco in an amount equal to the income tax benefit obtained by Centex as a result of such utilization; and (iii) in the event that Cavco or its subsidiaries, if any, for any reason becomes disaffiliated from the Group as a result of failing to meet the requirements for inclusion in the Group prescribed under the Internal Revenue Code, the portion of the economic burdens and benefits of tax payments, deficiencies and refunds of the Group which is attributable to the period in which such disaffiliation occurs and for prior consolidated return periods in which Cavco or any such subsidiary was included in the Group will be allocated to Centex and Cavco as provided therein. For purposes of the Tax Agreement, the "Separate Return Tax Liability" of Cavco and its subsidiaries will mean the hypothetical federal, state or local income tax liability, with certain adjustments specified therein, determined as if Cavco and its subsidiaries had filed a separate consolidated, unitary or combined income tax return for the applicable period and their income were taxable at the rates that would have been applicable for such period. If the computation of the Separate Return Tax Liability of Cavco and its subsidiaries for a taxable period does not result in a positive tax liability, then the Separate Return Tax Liability will be deemed to be zero. If Cavco is required to pay to the Internal Revenue Service or any state or local taxing authority any tax liability in excess of its Separate Return Tax Liability, Cavco will be entitled to reimbursement within 60 business days of such payment by Centex. If Centex is required to pay to the Internal Revenue Service or any state or local taxing authority additional taxes due to the disallowance or all or any part of any item utilized by Centex for which Cavco received credit under the Tax Agreement, Cavco will pay to Centex the amount of such additional tax paid by Centex (or which Centex would have been required to pay but for other adjustments), subject to certain limitations specified in the Tax Agreement. The Tax Agreement provides that interest, penalties and expenses incurred by Centex in connection with the amendment of any consolidated, combined or unitary tax return, and/or the examination of any such return will be borne equitably by those parties whose tax liability may be affected thereby. Pursuant to the Tax Agreement, Centex is authorized to act as agent for members of the Group, including Cavco, for purposes of the Group's consolidated combined or unitary tax returns and Centex will have the responsibility and authority to allocate state or local income, franchise or excise tax liabilities among members of the Group in an equitable manner.

         Representations and Warranties. The Shareholders' Agreement contains certain customary representations and warranties on the part of the Holding Company relating to (i) the due incorporation and good standing of the Holding Company, (ii) the authorization, execution, delivery and performance of the Shareholders' Agreement by the Holding Company, and (iii) consents and approvals to be obtained in connection with the execution and delivery of the Shareholders' Agreement.

         The Shareholders' Agreement also contains certain customary representations and warranties on the part of each Holding Company shareholder relating to (i) the organization of each corporate shareholder and other corporate matters, (ii) the authorization, execution, delivery and performance of the Shareholders' Agreement by each such shareholder, (iii) consents and approvals to be obtained in connection with the Shareholders' Agreement, and
(iv) if such shareholder is a Ghelfi Shareholder, that such shareholder has duly appointed the Ghelfi Shareholder Representative as its agent and representative under the Shareholders' Agreement.

         Termination. The Shareholders' Agreement may be terminated by the mutual written consent of the Holding Company, CREC and the Ghelfi Shareholder Representative, and will automatically terminate upon the closing of the purchase by CREC or the Ghelfi Shareholders, as the case may be, of all of the outstanding shares of Holding Company Common Stock held by the other shareholders.

         Certain Definitions. As used herein, the terms set forth below have the following meanings:

         "Adjusted Consolidated Net Income" means the Consolidated Net Income (as defined below) of the Holding Company for the applicable period, adjusted to exclude (to the extent included in computing Consolidated Net Income) each of the following: (i) all income, expenses, gains or losses arising from the Leasing Business or the Real Estate Development Business; (ii) all income, expenses, gains or losses arising from the Excluded Projects; (iii) all gains or losses which are extraordinary (as determined in accordance with GAAP (as defined below)); (iv) all income, expenses, gains or losses arising from the sale or other disposition of assets outside the ordinary course of business; (v) all interest, if any, expended by the Holding Company or its consolidated subsidiaries during such fiscal year in respect of all indebtedness incurred to finance the transactions contemplated by the Merger Agreement and any related finance charges and expenses; (vi) all gains or losses arising from investments in marketable securities; and (vii) all charges or credits relating to the amortization of acquisition costs, intangible assets, deferred taxes (and all write downs of any such items) and similar charges or credits for depreciation or amortization arising from any purchase accounting adjustments and write downs or reserves attributable to purchase accounting write ups as a result of the Merger and the other transactions contemplated by the Merger Agreement or any future reorganization or restructuring of the Holding Company or its subsidiaries.

         "Adjusted EBT" means the Adjusted Consolidated Net Income of the Holding Company for the applicable period, adjusted to exclude (to the extent included in computing Adjusted Consolidated Net Income) consolidated income tax expense for such fiscal year.

         "Consolidated Net Income" means the net income (or loss) of the Holding Company and its consolidated subsidiaries for the applicable period, determined in accordance with GAAP, applied on a basis consistent with past practices.

         "Formula Price" means the sum of the following amounts:

         (i) the applicable amount set forth below in paragraph (A), (B) or
(C) below:

                  (A) in the case of a sale of the Option Shares to CREC upon the exercise of the Put Option after the Availability Date with respect to the financial statements for the fiscal year ending March 31, 2000 (but prior to the Availability Date for the financial statements for the next succeeding fiscal year), an amount equal to six times the Adjusted EBT for such fiscal year;

                  (B) in the case of a sale of the Option Shares to CREC upon the exercise of the Put Option after the Availability Date with respect to the financial statements for the fiscal year ending March 31, 2001 (but prior to the Availability Date for the financial statements for the next succeeding fiscal year), an amount equal to seven times the Adjusted EBT for such fiscal year; or

                  (C) in the case of a sale of the Option Shares to CREC upon the Exercise of the Put Option at any time after the Availability Date with respect to the financial statements for the fiscal year ending March 31, 2002 or upon the exercise of the Call Option at any time, an amount equal to eight times the Adjusted EBT for such fiscal year;

         (ii) the fair market value of all remaining portions of the Leasing Business and the Real Estate Development Business (as determined pursuant to a third party appraisal in accordance with the procedures set forth in the Shareholders' Agreement); and

         (iii) the aggregate amount of the net proceeds received by the Holding Company and its subsidiaries from any sale or other disposition of all or any part of the properties, assets and operations of the Real Estate Development Business held by the Holding Company as of the date of the Shareholders' Agreement (including the stock of any subsidiary of the Holding Company engaged in such business).

         "GAAP" means generally accepted accounting principles as in effect in the United States on the date of the Merger Agreement.

         "Ghelfi Shareholder Representative" means Al Ghelfi or such other person as is designated from time to time by the holders of at least a majority of the outstanding shares of Holding Company Common Stock held by the Ghelfi Shareholders.

         "Ghelfi Shareholders" means Al Ghelfi, Janet Ghelfi and Janal and any person who acquires shares of Holding Company Common Stock directly or indirectly from such Ghelfi Shareholders in accordance with the Shareholders' Agreement.

         "Permitted Transferee" means (i) in the case of a proposed transfer by CREC, any subsidiary of Centex of which at least 80% of the equity securities are owned, directly or indirectly, by Centex or (ii) in the case of a proposed transfer by a Ghelfi Shareholder, any person that is a Ghelfi Shareholder named in the

Shareholders' Agreement and any spouse or lineal ancestor or descendant of any such Ghelfi Shareholder, any entity the entire equity interest in which is owned by any of the foregoing persons, certain qualified trusts (consisting of trusts of which the sole trustees are persons who are named as Ghelfi Shareholders in the Shareholders' Agreement or any spouse or lineal ancestor or descendent of any such Ghelfi Shareholder and the sole beneficiaries of which are any of the foregoing persons or any charity designated by the grantors or trustees of such trust) and any executor or administrator of the estate of any of the foregoing persons.

         "Retained Interest Fraction" means a fraction the numerator of which is the number of Option Shares and the denominator of which is the total number of shares of Holding Company Common Stock that are outstanding as of the date upon which the Put Option or the Call Option, as the case may be, is exercised.

CONSULTING AGREEMENT

         Cavco and Al Ghelfi, the Chairman of the Board, have entered into the Consulting Agreement, which will become effective upon the consummation of the transactions contemplated by the Merger Agreement or upon consummation of the Subject Share Purchase, as the case may be ("Consulting Agreement Effective Date"). The Consulting Agreement has a term of five years from and after the Consulting Agreement Effective Date, subject to extension by written agreement of the parties or earlier termination in the circumstances provided below; however, either party may elect to accelerate the date upon which such term expires upon written notice to the other party within 60 days after the date upon which CREC acquires all of the shares of Common Stock or Holding Company Common Stock, as the case may be, held by the Ghelfi Parties.

         During the term of the Consulting Agreement, Al Ghelfi has agreed to provide such consulting services as the Board may reasonably request from time to time in connection with the business of the Company and to devote such time, attention and energies to the business of the Company as is reasonably necessary to provide such services.

         The Consulting Agreement provides that during its term, Al Ghelfi will be entitled to receive a consulting fee in the amount of $350,000 per annum, which will be paid in equal monthly installments on the last day of each month. Al Ghelfi will be entitled to receive prompt reimbursement for all reasonable out-of-pocket expenses incurred in the performance of his duties under the Consulting Agreement in accordance with the Company's regular reimbursement practices. In addition, Al Ghelfi (to the extent he is eligible) will be entitled to participate in all group benefit plans (including, but not limited to, disability, accident, medical, life insurance and hospitalization plans) maintained by the Company from time to time.

         The Consulting Agreement will terminate upon expiration of its stated term, upon the death of Al Ghelfi or if the Consulting Agreement Effective Date does not occur on or before December 31, 1997. The Consulting Agreement may be terminated by Al Ghelfi if the Company commits a material breach of the terms and conditions of the Consulting Agreement and fails to cure such breach after notice and opportunity to cure as specified therein. The Consulting Agreement may be terminated by the Company in any of the following circumstances: (i) for cause, as defined therein; (ii) if Al Ghelfi materially breaches the Consulting Agreement or habitually neglects his duties thereunder, as determined by a vote of two-thirds of the total number of members of the Board after notice and an opportunity to be heard; (iii) if Al Ghelfi is unable to perform his material duties thereunder as a result of illness or incapacity for 90 consecutive days during any 360 day period; or (iv) if the Company determines that it no longer requires Al Ghelfi's services for any other reason. If the Consulting Agreement is terminated because of a material breach by the Company or on the grounds specified in clause (iv) above, Al Ghelfi will be entitled to continue to receive the consulting fee described above for the balance of the term. If the Consulting Agreement is terminated upon the death of Al Ghelfi or on the grounds specified in clauses (i), (ii) or (iii) above, the Company will pay to Al Ghelfi the consulting fee described above through the date of termination. Furthermore, if the Consulting Agreement is terminated on the grounds specified in clauses
(iii) or (iv) above, or upon expiration of the term of the Consulting Agreement, Al Ghelfi will be entitled to receive, in addition to any continuation of consulting fees thereunder, an amount equal to $150,000 per annum for a period of three years after the date of termination in consideration of Al Ghelfi's obligations following termination as described below.

         The Consulting Agreement provides that during and after the term of the Consulting Agreement, Al Ghelfi will not reveal, divulge, discuss, use or exploit any trade secrets or confidential information of the Company. Al Ghelfi has also agreed that for a period of three years following termination of the Consulting Agreement (other than a Termination by Al Ghelfi due to a material breach of the terms and conditions of the Consulting Agreement by the Company), he will not, among other things, engage in the business (the "Covered Businesses") of (i) designing, manufacturing and selling manufactured housing to be used for residential, recreational and other purposes and (ii) developing housing subdivisions and selling manufactured, modular and conventional housing units or lots located therein, in Arizona, California, Colorado, Idaho, Nevada, New Mexico, Texas or Utah.

EMPLOYMENT AGREEMENT

         Cavco and Brent Ghelfi, the President and Chief Executive Officer of Cavco, have entered into the Employment Agreement, which will become effective upon the consummation of the transactions contemplated by the Merger Agreement or upon consummation of the Subject Share Purchase, as the case may be (the "Employment Agreement Effective Date"). The Employment Agreement provides for a term of five years from and after the Employment Agreement Effective Date, subject to extension by written agreement of the parties or earlier termination for certain reasons discussed below.

         During the term of the Employment Agreement, Brent Ghelfi will continue to serve as President and Chief Executive Officer of the Company, subject to the direction of the Board, and will devote substantially all of his business time, attention and energies to the performance of such duties.

         The Employment Agreement provides that during its term, Brent Ghelfi will be entitled to receive a base salary of $78,000 per year, subject to periodic review and possible upward adjustment by the Company. In addition, Brent Ghelfi will be entitled to monthly bonuses to be determined in accordance with the existing policies and practices of Cavco currently in effect with respect to the payment of bonuses to its Chief Executive Officer, except that for any fiscal years ending on or after March 31, 1999, the amount of the monthly bonus will be an amount not less than the lesser of $27,100 or the amount determined under such existing policies. Under Cavco's existing policies and practices, the Chief Executive Officer of Cavco is entitled to bonuses based on a percentage of pre-tax operating income of the Company's manufactured housing facilities. In fiscal 1996, during which Brent Ghelfi served as Executive Vice President and Chief Operating Officer of Cavco, Brent Ghelfi earned a bonus of approximately $390,000 under these policies and practices. In connection with the Employment Agreement, Centex has agreed to use its best efforts to cause its board of directors to grant to Brent Ghelfi non-qualified stock options, under an existing stock option plan of Centex, to purchase an aggregate of 50,000 shares of the common stock of Centex, par value $.25 per share, having an exercise price equal to the fair market value per share of such stock on the date of grant and a term of ten years from the date of grant. With respect to 25,000 of such shares, the options will vest and become exercisable as to 20% of such shares on each of the first, second, third, fourth and fifth anniversaries of the Employment Agreement Effective Date. With respect to the remaining 25,000 of such shares, the options will vest and become exercisable in accordance with a schedule based on the attainment of certain performance goals or measures relating to the Company to be determined by Centex. During the term of the Employment Agreement, Brent Ghelfi will be entitled to receive prompt reimbursement for all reasonable out-of-pocket expenses incurred in the performance of his duties thereunder, in accordance with the Company's regular reimbursement practices. In addition, Brent Ghelfi will be entitled to participate in incentive, savings and retirement plans and group benefit plans (including, but not limited to, disability, accident, medical, life insurance and hospitalization plans) maintained by the Company from time to time.

         The Employment Agreement will terminate upon expiration of its stated term, upon the death of Brent Ghelfi or if the Employment Agreement Effective Date does not occur on or before December 31, 1997. The Employment Agreement may be terminated by Brent Ghelfi if the Company commits a material breach of the terms and conditions of the Employment Agreement and fails to cure such breach after notice and opportunity to cure as specified therein. The Employment Agreement may be terminated by the Company in any of the following circumstances: (i) for cause, as defined therein; (ii) if Brent Ghelfi materially breaches the Employment Agreement or habitually neglects his duties thereunder, as determined by a vote of two-thirds of the total number of members of the Board after notice and an opportunity to be heard; (iii) if Brent Ghelfi is unable to perform his material duties thereunder as a result of illness or incapacity for 90 consecutive days during any 360 day period; or (iv) if the Company determines that it no longer requires Brent Ghelfi's services for any other reason. If the Employment Agreement is terminated because of a material breach by the Company, or on the grounds specified in clause (iv) above, Brent Ghelfi will be entitled to receive a cash payment in the amount of $300,000 per annum for the balance of the term of the Employment Agreement in accordance with the Company's general payroll practices. If the Employment Agreement is terminated upon the death of Brent Ghelfi or on the grounds specified in clauses
(i), (ii) or (iii) above, the Company will pay to Brent Ghelfi the base salary described above through the date of termination. Furthermore, if the Employment Agreement is terminated on the grounds specified in clauses (iii) or (iv) above, or upon expiration of the term of the Employment Agreement, the Company may elect in its sole discretion to pay Brent Ghelfi $300,000 per annum (less any amounts already payable as described herein in the event that the Employment Agreement is terminated on the grounds specified in clause (iv) above) (the "Non-Competition Extension Payments") for a period of three years after the date of termination in consideration of Brent Ghelfi's obligations following termination as described below.

         The Employment Agreement provides that during and after the term of the Employment Agreement, Brent Ghelfi will not reveal, divulge, disclose, use or exploit any trade secrets or confidential information of the Company. Brent Ghelfi has also agreed that for a period of three years following termination of the Employment Agreement (other than a termination by Brent Ghelfi due to a material breach of the terms and conditions of the Employment Agreement by the Company) he will not, among other things, engage in the Covered Businesses in Arizona, California, Colorado, Idaho, Nevada, New Mexico, Texas or Utah; provided, that if the Employment Agreement is terminated on the grounds specified in clauses (iii) or (iv) in the preceding paragraph, or upon expiration of the term of the Employment Agreement, Brent Ghelfi will not be subject to such obligations unless the Company elects to make the Non-Competition Extension Payments.


                        CERTAIN OTHER AGREEMENTS BETWEEN
                           CREC AND THE GHELFI PARTIES

         The following is a summary of certain provisions of the Stock Purchase Agreement and the Voting Agreement, which were entered into by CREC and the Ghelfi Parties on December 4, 1996. For more detailed information regarding the Stock Purchase Agreement and the Voting Agreement, reference is made to the accompanying Annual Report on Form 10-K for the fiscal year ended September 30, 1996, filed by the Company with the Commission, which incorporates by reference the full text of such agreements as Exhibits 99.2 and 99.1 thereto.

GENERAL

         The Ghelfi Parties entered into the Stock Purchase Agreement and the Voting Agreement on December 4, 1996 in order to induce CREC to enter into the Merger Agreement. The Company is not a party to the Stock Purchase Agreement or the Voting Agreement and is not legally bound by the provisions thereof. However, at the request of CREC, on December 4, 1996, the Special Committee approved the transactions contemplated by the Stock Purchase Agreement and the Voting Agreement in order, among other things, to induce CREC to enter into the Merger Agreement and to ensure that, if a Termination Event (as defined below) occurs and the Subject Share Purchase is consummated, the Company will not be prohibited from consummating a "business combination" with CREC for a period of three years under the terms of the Arizona Business Combination Statute. See "Special Factors--Background of the Merger" and "Regulatory Considerations--Arizona Takeover Statute." The Company believes that one effect of the Stock Purchase Agreement and the

Voting Agreement is to increase the likelihood that the Merger will be consummated by making it more difficult for a third party to make a competing proposal to acquire the Company. See "Special Factors--Recommendation and Reasons for the Merger." Accordingly, you are urged to carefully review the description of the Stock Purchase Agreement and the Voting Agreement set forth below.

STOCK PURCHASE AGREEMENT

         Subject Share Purchase. Upon the terms and conditions set forth in the Stock Purchase Agreement, if a Termination Event occurs, the Ghelfi Parties will sell to CREC, and CREC will purchase from the Ghelfi Parties, the Aggregate Subject Shares (which consist of a total of 1,047,288 shares of Common Stock, representing approximately 30% of the outstanding shares of Common Stock). As used herein, the term "Termination Event" means a termination of the Merger Agreement for any reason, other than a termination (i) by mutual written consent of CREC and the Company, (ii) by CREC on the grounds that the Merger has not been consummated prior to or on December 31, 1997, (iii) by the Company and the Ghelfi Parties jointly on the grounds that there has been a violation or breach in any material respect on the part of CREC of any covenant or agreement contained in the Merger Agreement which has not been cured within 30 days after receipt of notice of such violation or breach from the Company or (iv) by the Company and the Ghelfi Parties jointly on the grounds that there has been a violation or breach in any material respect on the part of CREC of any representation or warranty contained in the Merger Agreement. See "The Merger Agreement--Termination."

         Conditions to the Subject Share Purchase. The Stock Purchase Agreement provides that the respective obligations of the parties to consummate the Subject Share Purchase are subject to the fulfillment of each of the following conditions: (i) any waiting period applicable to the Subject Share Purchase under the HSR Act will have expired or been terminated; and (ii) no statute, rule, regulation, order, writ, injunction, judgment or decree will have been enacted, promulgated, entered or enforced by any federal or state court or other governmental authority which has the effect of making illegal, impeding or otherwise restraining or prohibiting the Subject Share Purchase.

         The obligations of CREC to purchase and pay for the Aggregate Subject Shares are subject to the fulfillment of each of the following conditions (any one or more of which may be waived by CREC): (i) each of the representations and warranties of the Company contained in the Merger Agreement (as qualified by the Schedules thereto) will be true and correct and each of the representations and warranties of the Ghelfi Parties contained in the Merger Agreement will be true and correct in all material respects (provided, however, that the failure of any such representations or warranties of the Company to be true and correct will not be a condition to the obligations of CREC unless the Claims Reserve is less than or equal to zero); (ii) the Company, the Holding Company and the Ghelfi Parties will have performed and complied in all material respects with all provisions, covenants and conditions contained in the Merger Agreement which are required to be performed or complied with by them; (iii) each of the representations and warranties of the Ghelfi Parties contained in the Stock Purchase Agreement will be true and correct in all material respects as of the date of the consummation of the Subject Share Purchase as if made on such date; and (iv) the Ghelfi Parties will have performed and complied in all material respects with all provisions, covenants and conditions contained in the Stock Purchase Agreement required to be performed or complied with by them prior to or on the date of consummation of the Subject Share Purchase.

         The obligations of the Ghelfi Parties to sell and deliver the Aggregate Subject Shares are subject to the fulfillment of each of the following conditions (any one or more of which may be waived by the Ghelfi Parties, but only if all Ghelfi Parties waive the condition with respect to the Aggregate Subject Shares): (i) each of the representations and warranties of CREC contained in the Stock Purchase Agreement will be true and correct in all material respects as of the date of the consummation of the Subject Share Purchase as if made on such date; and (ii) CREC will have performed and complied in all material respects with all provisions, covenants and conditions contained in the Stock Purchase Agreement required to be performed or complied with by it prior to or on the date of consummation of the Subject Share Purchase.

         Representations and Warranties. The Stock Purchase Agreement contains certain customary representations and warranties on the part of the Ghelfi Parties relating to (i) the authorization, execution, delivery and performance of the Stock Purchase Agreement by the Ghelfi Parties, (ii) consents and approvals to be obtained in connection with the Subject Share Purchase, (iii) title to the shares of Common Stock owned by the Ghelfi Parties and (iv) brokers' and finders' fees. The Stock Purchase Agreement also contains certain customary representations and warranties on the part of CREC relating to (i) the authorization, execution, delivery and performance of the Stock Purchase Agreement by CREC, (ii) consents and approvals to be obtained in connection with Subject Share Purchase, (iii) the acquisition by CREC of the Aggregate Subject Shares for investment, (iv) the financing necessary to consummate the Subject Share Purchase and (v) brokers' and finders' fees.

         Distributions. The Stock Purchase Agreement provides that if CREC purchases the Aggregate Subject Shares, any dividends or other distributions by the Company with respect to such shares with a record date after the occurrence of the Termination Event will belong to CREC. If any such dividend or distribution is paid by the Company to the Ghelfi Parties, each Ghelfi Party will hold such dividend or distribution in trust for the benefit of CREC and will promptly remit such dividend or distribution to CREC in exactly the form received.

         Shareholders' Agreement. The Stock Purchase Agreement provides that, if CREC purchases the Aggregate Subject Shares, CREC and the Ghelfi Parties will execute and deliver the Cavco Shareholders' Agreement and will use their reasonable best efforts to cause the Company to become a party thereto. The terms of the Cavco Shareholders' Agreement will be substantially the same as the terms of the Shareholders' Agreement described above with the following exceptions, among others: (i) the Cavco Shareholders' Agreement would relate to Cavco and not the Holding Company and, accordingly, provides for certain arrangements in connection with the management of the Company and the respective holdings of Common Stock by the parties thereto; (ii) Cavco may, but is not obligated to, become a party to the Cavco Shareholders' Agreement; (iii) the Ghelfi Parties will have no right of first negotiation or right of first refusal with respect to a sale of the Leasing Business; (iv) the Ghelfi Parties will not have the right to designate certain capital projects as Excluded Projects; (v) the Cavco Shareholders' Agreement will contain additional super-majority board approval requirements relating to a sale of the Leasing Business and certain capital projects; (vi) CREC will have the right to designate independent directors in addition to the three directors designated by CREC and two directors designated by the Ghelfi Parties; and (vii) the vote of at least one director designated by the Ghelfi Shareholder Representative will be required to satisfy the super-majority board approval requirements. See "Related Agreements--Shareholders' Agreement."

         Indemnification; Survival of Representations. The Stock Purchase Agreement provides that the Ghelfi Parties will jointly and severally indemnify and hold harmless CREC and its affiliates, directors, officers, agents and other representatives for, from and against all demands, claims, actions, causes of action, proceedings, assessments, losses, damages, liabilities, settlements, judgments, fines, penalties, interest, costs and expenses (including fees and disbursements of counsel) which are asserted against, imposed upon or incurred by any of the foregoing persons as a result of or in connection with the breach or alleged breach by the Ghelfi Parties of any of their representations and warranties, covenants or agreements contained in the Stock Purchase Agreement (the "CREC Stock Purchase Agreement Claims"); provided, however, that the Ghelfi Parties will only be obligated to indemnify the foregoing persons if and to the extent that the aggregate of all CREC Stock Purchase Agreement Claims exceeds $50,000.

         In addition, the Stock Purchase Agreement provides that CREC will indemnify and hold harmless the Ghelfi Parties and their respective affiliates, directors, officers, agents and other representatives for, from and against all demands, claims, actions, causes of action, proceedings, assessments, losses, damages, liabilities, settlements, judgments, fines, penalties, interest, costs and expenses (including fees and disbursements of counsel) which are asserted against, imposed upon or incurred by any such persons as a result of or in connection with the breach or alleged breach by CREC of any of its representations and warranties, covenants or agreements contained in the Stock Purchase Agreement (the "Shareholder Party Stock Purchase Agreement Breach Claims"); provided, however, that CREC will only be obligated to indemnify the foregoing persons if and to the extent that the aggregate of all Shareholder Party Stock Purchase Agreement Breach Claims exceeds $50,000. Furthermore, the Stock Purchase Agreement provides that CREC will indemnify and hold harmless the Ghelfi Parties, in their capacities as majority shareholders or controlling persons of the

Company (but not in their capacities as general partners of any partnership or trustees of any trust owing fiduciary duties or obligations to the partners of any such partnership or beneficiaries of any such trust) for, from and against
(i) any and all demands, claims, actions, causes of action or proceedings made or brought by a Shareholder (whether on behalf of such Shareholder or derivatively in the name and on behalf of the Company) alleging a breach of the duties and obligations of the Ghelfi Parties to the Independent Shareholders or the Company which arises out of or is based upon the Stock Purchase Agreement or the Voting Agreement or the Subject Share Purchase or the other transactions contemplated thereby or any action or omission taken or omitted to be taken by the Ghelfi Parties in order to effectuate any such transactions and (ii) any and all assessments, losses, damages, liabilities, settlements, judgments, fines, penalties, interest, costs and expenses (including fees and disbursements of counsel) which are asserted against, imposed upon or incurred by any such Ghelfi Party as a result of or in connection with any such demands, claims, actions, causes of action or proceedings.

         The Stock Purchase Agreement provides that the representations and warranties made by the Ghelfi Parties and CREC in the Stock Purchase Agreement will survive the Subject Share Purchase and will continue in effect after the consummation thereof.

         Termination. The Stock Purchase Agreement may be terminated either by CREC or by the Ghelfi Parties jointly if the Subject Share Purchase has not been consummated prior to or on the later of (i) 30 days after termination of the Merger Agreement in accordance with its terms or (ii) December 31,1997; provided, however, that a party or parties will only be entitled to terminate the Stock Purchase Agreement if it has diligently and in good faith performed or complied in all material respects with the agreements and covenants required to be performed by it or them under the Stock Purchase Agreement.

         Expenses. Except as otherwise provided in the Stock Purchase Agreement, all fees and expenses incurred by any of the parties thereto in connection with the Stock Purchase Agreement or any of the transactions contemplated thereby will be borne and paid solely by the party incurring such fees and expenses.

         Amendment or Waiver. The terms and provisions of the Stock Purchase Agreement may be modified or amended only by a written instrument executed by each of the parties thereto, and compliance with any term or provision thereof may be waived only by a written instrument executed by each party entitled to the benefits of such term or provision.

VOTING AGREEMENT

         Agreement to Vote. The Voting Agreement provides that, for so long as such agreement remains in effect, each Ghelfi Party will, at any meeting of the Shareholders (including, but not limited to, the Special Meeting), and in any action by written consent of the Shareholders in lieu of a meeting, vote all of the shares of Common Stock owned by such Ghelfi Party as of the date of such agreement and any additional shares of Common Stock acquired by such Ghelfi Party (whether by purchase or otherwise) thereafter (collectively, the "Shares")
(i) in favor of the Merger Agreement (as the same may be amended from time to time) and the Merger and the other transactions contemplated thereby and (ii) against any Acquisition Proposal or any other action or agreement that, directly or indirectly, is inconsistent with the Merger Agreement or the transactions contemplated thereby or that is reasonably likely (a) to impede, interfere with, delay or postpone the Merger or the other transactions contemplated by the Merger Agreement, (b) to result in a breach of any covenant, representation, warranty or any other obligation of Company under the Merger Agreement or (c) to cause any conditions to the obligations of the parties under the Merger Agreement not to be fulfilled. The obligation of each Ghelfi Party to vote the Shares owned by it in the foregoing manner is unconditional, except that such obligation will be suspended for so long as there is issued and in effect any order, writ, injunction, judgment or decree of any federal or state court or other governmental authority which has the effect of making illegal, impeding or otherwise restraining or prohibiting such Ghelfi Party from voting the Shares owned by it in the manner set forth in the Voting Agreement.

         Representations and Warranties. The Voting Agreement contains certain representations and warranties on the part of the Ghelfi Parties relating to (i) the authorization, execution, delivery and performance of the Voting Agreement by the Ghelfi Parties, (ii) consents and approvals to be obtained in connection with the transactions contemplated by the Voting Agreement and (iii) title to the shares of Common Stock owned by the Ghelfi Parties.

         Encumbrances; Transfer of Shares. The Voting Agreement provides that, for so long as the Voting Agreement remains in effect, no Ghelfi Party may, directly or indirectly, (i) except pursuant to the terms of the Voting Agreement, grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the Shares owned by it or (ii) except pursuant to the terms of the Merger Agreement or the Stock Purchase Agreement or as permitted pursuant to the terms of the Voting Agreement, sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, assignment, transfer, encumbrance or other disposition of, any Shares owned by it, in each case without the prior written consent of CREC. Notwithstanding the foregoing, a Ghelfi Party may sell, assign, transfer, encumber or otherwise dispose of any Shares owned by it to a Permitted Transferee who agrees to be bound by the provisions of the Voting Agreement.

         Termination. The Voting Agreement will terminate on the earliest of (i) the Effective Time of the Merger, (ii) the consummation of the Subject Share Purchase, (iii) the failure or refusal of CREC to consummate the Subject Share Purchase pursuant to the Stock Purchase Agreement for a period of more than ten days after the scheduled date of consummation thereof or (iv) one year from the date of the Voting Agreement.

         Expenses. All fees and expenses incurred by any of the parties to the Voting Agreement in connection with the Voting Agreement or any of the transactions contemplated thereby will be borne and paid solely by the party incurring such fees and expenses.

         Amendment or Waiver. The terms and provisions of the Voting Agreement may be modified or amended only by a written instrument executed by each of the parties thereto, and compliance with any term or provision thereof may be waived only by a written instrument executed by each party entitled to the benefits of the same.


                               DISSENTERS' RIGHTS

         Under Arizona law, holders of Common Stock may dissent from the Merger and obtain payment of the fair value of their shares if the Merger is consummated. A copy of Sections 10-1301 through 10-1331 of the Arizona Act, which govern the procedures for the exercise of such dissenters' rights, is attached as Appendix C to this Proxy Statement. The description of dissenters' rights set forth below is a summary only and is qualified in its entirety by reference to the text of Sections 10-1301 through 10-1331 of the Arizona Act.

         Any Shareholder who wishes to dissent from the Merger and obtain payment of the fair value of such Shareholder's shares must: (i) deliver to Cavco, before the vote is taken on the Merger Agreement at the Special Meeting, written notice of such Shareholders' intent to demand payment for such Shareholder's shares if the Merger is effectuated; and (ii) not vote the shares in favor of the approval of the Merger Agreement.

         Under Arizona law, a Shareholder entitled to dissenters' rights may not challenge the corporate action creating such rights unless the action is unlawful or fraudulent with respect to the Shareholder or the Company.

         If the Merger Agreement is approved by the Shareholders, Cavco will, no later than ten days after the Effective Time, deliver a written notice (the "Dissenters' Notice") to all holders of Common Stock who have satisfied the statutory requirements. The Dissenters' Notice will: (i) state where the payment demand must be sent and where and when share certificates will be deposited;
(ii) supply a form for demanding payment that includes the date of the first announcement to news media or to Shareholders of the terms of the proposed Merger and requires the person asserting dissenters' rights to certify whether or not the person acquired beneficial ownership of the Common Stock before that date; (iii) set a date by which Cavco must receive the payment demand, which date will be at least thirty but not more than sixty days after the date the Dissenters' Notice is delivered; and (iv) be accompanied by a copy of Sections 10-1301 through 10-1331 of the Arizona Act.

         A Shareholder who is given the Dissenters' Notice and desires to assert dissenters' rights must demand payment, certify whether such Shareholder acquired beneficial ownership of the Common Stock before the date set forth in the Dissenters' Notice pursuant to item (ii) above, and deposit the certificates in accordance with the terms of the Dissenters' Notice.

         A demand for payment should be executed by or on behalf of the holder of record, fully and correctly, as such holder's name appears on such holder's stock certificates. If the Common Stock is owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand should be made in that capacity, and if the Common Stock is owned of record by more than one person as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. A beneficial holder may assert dissenters' rights as to shares held on the beneficial holder's behalf only if (i) the beneficial holder submits to Cavco the record holder's written consent thereto not later than the time the beneficial holder asserts the dissenters' rights, and (ii) the beneficial holder asserts dissenters' rights with respect to all shares of which such holder is the beneficial holder or over which such holder has power to direct the vote. Shareholders who hold their Common Stock in brokerage accounts or other nominee forms and who wish to exercise dissenters' rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand by such a nominee.

         ANY SHAREHOLDER WHO VOTES IN FAVOR OF THE MERGER AGREEMENT, DOES NOT DEMAND PAYMENT IN THE MANNER PRESCRIBED OR DOES NOT DEPOSIT THE SHAREHOLDER'S CERTIFICATES BY THE DATE SET IN THE DISSENTERS' NOTICE IS NOT ENTITLED TO PAYMENT FOR THE SHAREHOLDER'S SHARES OF COMMON STOCK UNDER SECTIONS 10-1301 THROUGH 10-1331 OF THE ARIZONA ACT.

         If a Shareholder fails to perfect or effectively withdraws or loses such Shareholder's right to demand payment under the Arizona Act, such Shareholder's shares of Common Stock will thereupon be deemed to have been converted into, as of the Effective Time, the right to receive the Merger Consideration, without any interest thereon.

         Following the Effective Time, Cavco will pay each Dissenting Shareholder the amount Cavco estimates to be the fair value of the Dissenting Shareholder's shares of Common Stock plus accrued interest (the "Payment"). The Payment will be accompanied by: (i) certain financial statements of Cavco as prescribed by the Arizona Act; (ii) a statement of Cavco's estimate of the fair value of the Common Stock; (iii) an explanation of how the interest was calculated; (iv) a statement of the Dissenting Shareholders' right to demand payment under Section 10-1328 of the Arizona Act; and (v) a copy of
Sections 10-1301 through 10-1331 of the Arizona Act.

         Cavco may elect to withhold payment from a Dissenting Shareholder unless the Dissenting Shareholder was the beneficial owner of the shares before the date set forth in the Dissenters' Notice as the date of the first announcement to news media or to Shareholders of the proposed Merger. To the extent Cavco elects to so withhold payment, after consummation of the Merger, it will estimate the fair value of the shares plus accrued interest and will pay this amount to each Dissenting Shareholder who agrees to accept it in full satisfaction of such Shareholder's demand. Cavco will send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated and a statement of the Dissenting Shareholder's right to demand payment under Section 10-1328.

         If (i) a Dissenting Shareholder believes that the amount paid or offered is less than the fair value of the shares or that the interest was incorrectly calculated, or (ii) Cavco fails to make payment within sixty days after the date set by Cavco by which Cavco must receive the payment demand, or
(iii) Cavco, having failed to consummate the Merger, does not return the deposited certificates within sixty days after the date set for demanding payment, the Dissenting Shareholder may give written notice (the "Additional Payment Notice") to Cavco of the Dissenting Shareholder's estimate of the fair value of the Dissenting Shareholder's shares and of the amount of interest due and may demand payment of such estimate, less any payment made by Cavco.
A DISSENTING SHAREHOLDER WAIVES THE RIGHT TO DEMAND ADDITIONAL PAYMENT UNLESS HE OR SHE CAUSES CAVCO TO RECEIVE THE ADDITIONAL PAYMENT NOTICE WITHIN THIRTY DAYS AFTER CAVCO MADE OR OFFERED PAYMENT FOR THE DISSENTING SHAREHOLDER'S SHARES. If an Additional Payment Notice remains unsettled, Cavco will commence a proceeding within sixty days after receiving the Additional Payment Notice and will petition the court to determine the fair value of the shares of Common Stock and accrued interest. The court will assess the costs of such a proceeding against the Company, except that the court shall assess costs against all or some of the dissenters to the extent the court finds that the fair value does not materially exceed the amount offered by the Company or that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding additional payment. If Cavco does not commence such a proceeding within the sixty-day period, it will pay to each Dissenting Shareholder whose Additional Payment Notice remains unsettled the amount demanded therein.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of the Record Date (unless otherwise indicated), information concerning the beneficial ownership of the Common Stock by (i) any person known to the Company to be the beneficial owner of more than 5% of such stock, (ii) each director of the Company, (iii) the Chief Executive Officer of the Company, (iv) each of the four other most highly compensated officers of the Company, and (iv) the directors and officers of the Company as a group. Individuals have sole voting and investment power over such stock unless otherwise indicated in footnotes.

                                                                         Common Stock
                                                                         ------------
                                                   Number of Shares                             Percent
                 Name                             Beneficially Owned                           Of Class(1)
                 ----                             ------------------                           ----------

Al Ghelfi..............................                1,830,729(2)                            52.07%
Janet Ghelfi
Janal Limited Partnership
5655 N. Camelback Canyon Dr.
Phoenix, AZ 85018
Stephen H. Kleemann....................                  272,025                                7.74%
Director
526 Via Sinuosa
Santa Barbara, CA 93110
FMR Corp...............................                  238,550(3)                             6.78%
82 Devonshire St.
Boston, MA  02109
Ruth Smith.............................                   42,340(4)                             1.20%
Director, Secretary
Wendell Hargis.........................                    5,000(5)                             *
Executive Vice President of Plant
Development
Robert Ward............................                    3,750                                *
Chief Financial Officer
All directors and officers as a........                2,153,844                               61.26%
group (9 persons)




   (1) Based on 3,516,093 shares of Common Stock issued and outstanding as of the Record Date.


    (2) Represents 180,729 shares held of record by Al Ghelfi and his spouse, Janet Ghelfi, as community property, and 1,650,000 shares held of record by Janal. The Ghelfi Trusts are the general partners of Janal. Al Ghelfi and Janet Ghelfi are the sole trustees of the Ghelfi Trusts. Janal, the Ghelfi Trusts, Al Ghelfi and Janet Ghelfi share voting and dispositive power with respect to the 1,650,000 shares of Common Stock held of record by Janal. On December 4, 1996, CREC, Janal, Al Ghelfi and Janet Ghelfi entered into the Voting Agreement, the terms of which are described under "Certain Other Agreements Between CREC and the Ghelfi Parties--Voting Agreement." As a result of the Voting Agreement, Janal and the Ghelfi Trusts may be deemed to beneficially own the 180,729 shares of Common Stock held of record by Al Ghelfi and Janet Ghelfi. See "The Ghelfi Parties."


    (3) Information regarding beneficial ownership of shares of Common Stock by FMR Corp. is based on the most recent Schedule 13G filed with the Commission by FMR Corp.


    (4) 38,840 of the shares shown are held in joint tenancy with Ruth Smith's spouse, Robert J. Smith.


    (5) On August 18, 1995, the Company granted Mr. Hargis an option under its 1985 Incentive Stock Option Plan to purchase 50,000 shares of Common Stock for $10.00 per share. This option becomes exercisable with respect to 5,000 shares per year during its ten-year term. In August 1996, Mr. Hargis exercised this option with respect to 5,000 shares. The option will become fully exercisable and be exercised in connection with the Merger. See "Special Factors--Interests of Certain Persons in the Merger--Certain Employee Stock Options."

    *Represents less than 1% of outstanding shares of Common Stock.

                      MARKET PRICE AND DIVIDEND INFORMATION

         The Company's Common Stock is traded on the Nasdaq SmallCap Market under the symbol "CVCO." The following quotations provided by Nasdaq reflect inter-dealer prices without retail mark-up or mark-down or commission and may not necessarily represent actual transactions. All prices have been adjusted (rounded to nearest one-eighth) to reflect a three-for-two stock split effective December 1994.

                                              Bid                                  Asked
                                              ---                                  -----

                                      High             Low                     High               Low
                                      ----             ---                     ----               ---
Year Ended September 30, 1997


First Quarter                         25-3/4           18-1/4                  26-1/4             19-3/8
Second Quarter (through
February   , 1997)

Year Ended September 30, 1996


First Quarter                         12-1/8            9-3/4                  12-3/4             10-1/2
Second Quarter                        14-3/4           11-1/2                  15-1/4             12-1/4
Third Quarter                         18               13                      18-1/4             13-3/4
Fourth Quarter                        19-3/4           13-5/8                  20-3/8             14-3/8

Year Ended September 30, 1995


First Quarter                         13-5/6           10-5/6                  14-1/2             11-1/2
Second Quarter                        12                9-3/4                  13                 10-1/4
Third Quarter                         11-3/4            8-1/2                  12-3/4              9
Fourth Quarter                        10-3/8            8-3/4                  11-1/4              9-3/4


         On December 4, 1996, the last full trading day prior to the first public announcement of the Merger, the high and low sales prices of the Common Stock were $24.00 and $23.625, respectively.

         As of the Record Date, there were approximately     record holders of
the Company's Common Stock.

         The Company has never paid dividends and has no plans to pay dividends in the foreseeable future in the event that the transactions contemplated by the Merger Agreement are not consummated for any reason. Certain financial covenants in loan agreements to which the Company is a party restrict the payment of dividends. In the event that the transactions contemplated by the Merger Agreement are consummated, or alternatively, in the event that the Subject Share Purchase is consummated, the Ghelfi Parties and CREC have agreed to cause the Company to pay dividends in certain circumstances. See "Related Agreements--Shareholders' Agreement" and "Certain Other Agreements Between CREC and the Ghelfi Parties--Stock Purchase Agreement."

                             SELECTED FINANCIAL DATA

         Set forth below is certain historical consolidated financial information of the Company. The selected financial information for, and as of the end of, each of the fiscal years in the five-year period ended September 30, 1996, is derived from, and should be read in conjunction with, the historical consolidated financial statements of the Company and its subsidiaries which have been audited by Arthur Andersen LLP, independent public accountants. More comprehensive financial information is included in the Company's Annual Report on Form 10-K for each of the respective fiscal years and the financial information that follows is qualified by reference to such reports and the financial statements and related notes incorporated by reference herein.

                                     Fiscal Years Ended September 30,
                                     --------------------------------

                               1996                1995                  1994                   1993                  1992
                               ----                ----                  ----                   ----                  ----
EARNINGS STATEMENT
DATA:
Net sales                   $130,105,136           $112,682,132           $90,596,038            $56,326,371           $41,622,896
Net income from
continuing operations         $6,932,958             $4,643,662            $3,897,192             $1,897,160            $1,371,055
Income per share from
continuing operations              $2.05                  $1.37                 $1.15                  $0.56                 $0.41
Net income                    $6,237,461             $4,237,651            $6,605,678             $2,149,706            $1,691,097
Net income per share               $1.84                  $1.25                 $1.95                  $0.64                 $0.50


BALANCE SHEET DATA:
(as of the end of the
period)
Total assets                 $65,445,890            $51,811,939           $41,878,513            $30,703,330           $25,875,595
Long term obligations        $17,149,739            $13,970,960            $6,013,047             $7,853,985            $7,209,131
Net shareholders'
equity                       $28,670,656            $22,383,195           $18,145,544            $11,467,392            $9,325,115
Book value per share               $8.47                  $6.61                 $5.36                  $3.38                 $2.75

OTHER FINANCIAL DATA:
Ratio of earnings
to fixed charges                    8.27                   8.79                 15.12                  13.17                 12.27

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The financial statements incorporated by reference in this Proxy Statement from Cavco's Annual Report on Form 10-K for the year ended September 30, 1996 have been audited by Arthur Andersen LLP, independent public accountants, as stated in their reports, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. A representative of Arthur Andersen LLP will be present at the Special Meeting to answer questions by Shareholders and will have the opportunity to make a statement, if so desired.


                              SHAREHOLDER PROPOSALS

         Cavco intends to hold an Annual Meeting of Shareholders in 1997 only if the Merger is not consummated on or before April 15, 1997. In the event the Merger is not consummated on or before such date, the Board will promptly call an Annual Meeting and circulate a proxy or information statement therefor.

         Any proposal to be submitted by an eligible Shareholder for possible inclusion in this year's proxy or information statement for the Annual Meeting, if any, must have been received by Cavco no later than September 30, 1996.


                                 OTHER BUSINESS

         It is not expected that any matter not referred to herein will be presented for action at the Special Meeting. If any other matters are properly brought before the Special Meeting, the persons named in the proxies or authorized substitutes will have discretion to vote on such matters and on matters incident to the conduct of the Special Meeting in accordance with their best judgment.

                   APPENDIX A -- AGREEMENT AND PLAN OF MERGER

                          AGREEMENT AND PLAN OF MERGER


                                      AMONG


                         CENTEX REAL ESTATE CORPORATION,

                              MFH HOLDING COMPANY,

                            MFH ACQUISITION COMPANY,

                             CAVCO INDUSTRIES, INC.

                                       AND

                    THE SHAREHOLDER PARTIES IDENTIFIED HEREIN



                          DATED AS OF DECEMBER 4, 1996

                                TABLE OF CONTENTS

ARTICLE I - THE MERGER AND RELATED TRANSACTIONS..........................      9
      SECTION 1.1.  The Merger...........................................      9
      SECTION 1.2.  Effective Time.......................................      9
      SECTION 1.3.  Effects of the Merger................................     10
      SECTION 1.4.  Charter and Bylaws...................................     10
      SECTION 1.5.  Directors............................................     10
      SECTION 1.6.  Officers.............................................     10
      SECTION 1.7.  Holding Company Transactions.........................     10
      SECTION 1.8.  Closing..............................................     10

ARTICLE II - CONVERSION OF SECURITIES.....................................    12
      SECTION 2.1.  Conversion of Capital Stock; Company Shares..........     12
      SECTION 2.2.  Conversion of Capital Stock; Merger Subsidiary Shares     12
      SECTION 2.3.  Company Stock Options................................     12
      SECTION 2.4.  Dissenting Company Shares............................     13
      SECTION 2.5.  Payment for Company Shares...........................     14

ARTICLE III - REPRESENTATIONS AND WARRANTIES
      OF THE COMPANY......................................................    15
      SECTION 3.1.  Organization and Qualification......................      15
      SECTION 3.2.  Authority; Binding Effect...........................      16
      SECTION 3.3.  Absence of Conflicts................................      16
      SECTION 3.4.  Governmental Consents and Filings...................      17
      SECTION 3.5.  Proxy Statement; Schedule 13E-3. ...................      17
      SECTION 3.6.  Fairness Opinion; Board Findings and Recommendation.      17
      SECTION 3.7.  Capitalization. ....................................      18
      SECTION 3.8.  Subsidiaries........................................      18
      SECTION 3.9.  Commission Reports..................................      19
      SECTION 3.10. Financial Statements.................................     20
      SECTION 3.11. Absence of Undisclosed Liabilities...................     20
      SECTION 3.12. Absence of Certain Changes or Events.................     21
      SECTION 3.13. Property.............................................     23
      SECTION 3.14. Contracts............................................     24
      SECTION 3.15. Litigation...........................................     27
      SECTION 3.16. Compliance with Laws and Other Requirements..........     27
      SECTION 3.17. Environmental Matters................................     28
      SECTION 3.18. Taxes.................................................    30

      SECTION 3.19.  Employee Benefit Plans................................   32
      SECTION 3.20.  Labor Matters.........................................   34
      SECTION 3.21.  Intellectual Property Rights..........................   34
      SECTION 3.22.  Permits...............................................   35
      SECTION 3.23.  Insurance.............................................   35
      SECTION 3.24.  Transactions with Affiliates..........................   36
      SECTION 3.25.  Absence of Certain Business Practices.................   36
      SECTION 3.26.  Disclosure............................................   36
      SECTION 3.27.  Brokers' or Finders' Fees.............................   37

ARTICLE IV - REPRESENTATIONS AND WARRANTIES
      OF THE SHAREHOLDER PARTIES .........................................    37
      SECTION 4.1.   Organization.........................................    37
      SECTION 4.2.   Authority; Binding Effect............................    38
      SECTION 4.3.   Absence of Conflicts.................................    38
      SECTION 4.4.   Governmental Consents and Filings....................    39
      SECTION 4.5.   Proxy Statement; Schedule 13E-3......................    40
      SECTION 4.6.   Title to Company Shares..............................    40
      SECTION 4.7.   Capitalization; Issuance of Shares. .................    40
      SECTION 4.8.   No Material Operations. .............................    41
      SECTION 4.9.   Brokers' or Finders' Fees............................    41

ARTICLE V - REPRESENTATIONS AND WARRANTIES OF CREC........................    41
      SECTION 5.1.   Organization.........................................    41
      SECTION 5.2.   Authority; Binding Effect............................    41
      SECTION 5.3.   Absence of Conflicts.................................    42
      SECTION 5.4.   Governmental Consents and Filings....................    42
      SECTION 5.5.   Financing. ..........................................    42
      SECTION 5.6.   Brokers' or Finders' Fees............................    42

ARTICLE VI - CERTAIN COVENANTS............................................    43
      SECTION 6.1.   Conduct of Business.................................     43
      SECTION 6.2.   Other Proposals.....................................     46
      SECTION 6.3.   Access to Information...............................     47
      SECTION 6.4.   Best Efforts........................................     48
      SECTION 6.5.   Certain Actions by the Shareholder Parties..........     48
      SECTION 6.6.   HSR Act.............................................     48
      SECTION 6.7.   Special Meeting.....................................     49

      SECTION 6.8.   Proxy Statement; Schedule 13E-3......................    49
      SECTION 6.9.   Company Stock Options................................    50
      SECTION 6.10.  Indemnification of Directors and Officers............    50
      SECTION 6.11.  Notification of Certain Other Matters................    51
      SECTION 6.12.  Convertible Note.....................................    52
      SECTION 6.13.  Arizona Takeover Statute Matters.....................    52
      SECTION 6.14.  Post-Termination Proposal............................    53
      SECTION 6.15.  Supplemental Disclosure..............................    54

ARTICLE VII - CONDITIONS TO CLOSING.......................................    54
      SECTION 7.1.   Conditions to the Obligations of Each of the Parties.    54
      SECTION 7.2.   Conditions to the Obligations of CREC................    55
      SECTION 7.3.   Conditions to the Obligations of the Company and the
            Shareholder Parties. .........................................    56

ARTICLE VIII - INDEMNIFICATION............................................    56
      SECTION 8.1.   Indemnification by the Shareholder Parties...........    56
      SECTION 8.2.   Indemnification by CREC..............................    57
      SECTION 8.3.   Third-Party Claims; Procedures.......................    57

ARTICLE IX - TERMINATION..................................................    58
      SECTION 9.1.   Termination..........................................    58
      SECTION 9.2.   Effect of Termination................................    60
      SECTION 9.3.   Termination Payments.................................    61

ARTICLE X - DEFINITIONS...................................................    61
      SECTION 10.1.  Definitions..........................................    61

ARTICLE XI - MISCELLANEOUS................................................    74
      SECTION 11.1.  Survival of Representation and Warranties............    74
      SECTION 11.2.  Fees and Expenses....................................    74
      SECTION 11.3.  Notices..............................................    74
      SECTION 11.4.  Public Announcements.................................    76
      SECTION 11.5.  Amendment; Waivers...................................    76
      SECTION 11.6.  Entire Agreement.....................................    77
      SECTION 11.7.  No Additional Representations and Warranties.........    77
      SECTION 11.8.  Parties in Interest; Assignment......................    77
      SECTION 11.9.  Governing Law........................................    78
      SECTION 11.10. Severability.........................................    78

      SECTION 11.11.  Specific Performance................................    78
      SECTION 11.12.  Interpretation......................................    78
      SECTION 11.13.  Counterparts........................................    78

LIST OF EXHIBITS

Exhibit A   --     Initial Directors of the Surviving Corporation
Exhibit B   --     Initial Officers of the Surviving Corporation
Exhibit C   --     Ownership of Shares by Shareholder Parties
Exhibit D   --     Shareholders' Agreement
Exhibit E   --     Opinion of Osborn Maledon
Exhibit F   --     Opinion of Raymond G. Smerge

                          AGREEMENT AND PLAN OF MERGER


            This AGREEMENT AND PLAN OF MERGER, entered into as of December 4, 1996 (the "Agreement"), among CENTEX REAL ESTATE CORPORATION, a Nevada corporation ("CREC"), MFH HOLDING COMPANY, a Nevada corporation (the "Holding Company"), MFH ACQUISITION COMPANY, an Arizona corporation and a wholly owned subsidiary of the Holding Company (the "Merger Subsidiary"), CAVCO INDUSTRIES, INC., an Arizona corporation (the "Company"), AL R. GHELFI and JANET M. GHELFI (the "Principal Shareholders") and JANAL LIMITED PARTNERSHIP, an Arizona limited partnership ("Janal Partnership" and, together with the Principal Shareholders, the "Shareholder Parties"),

            WHEREAS, the Board of Directors of each of CREC, the Holding Company, the Merger Subsidiary and the Company deem it advisable and in the best interests of their respective shareholders to consummate the merger of the Merger Subsidiary with and into the Company (the "Merger") and the other transactions contemplated hereby, upon the terms and subject to the conditions set forth herein;

            WHEREAS, the Board of Directors of the Company has (i) determined that the consideration to be paid to the shareholders of the Company other than the Shareholder Parties (the "Independent Shareholders") in the Merger in exchange for each share ("Company Share") of Common Stock, par value $.05 per share ("Company Common Stock"), held by them is fair to, and in the best interests of, the Independent Shareholders, (ii) approved this Agreement and the Merger and the other transactions contemplated hereby and (iii) resolved to recommend the approval and adoption of this Agreement to the shareholders of the Company;

            WHEREAS, the Boards of Directors of CREC, the Holding Company and the Merger Subsidiary have approved this Agreement and the Merger and the other transactions contemplated hereby and the sole shareholder of the Merger Subsidiary has approved and adopted this Agreement;

            WHEREAS, concurrently with the execution and delivery hereof, and as an inducement to CREC to enter into this Agreement, the Shareholder Parties have entered into (i) a Voting Agreement, dated the date hereof, with CREC (the "Voting Agreement"), pursuant to which such Shareholder Parties have agreed to vote all Company Shares owned by them in favor of this Agreement and (ii) a Stock Purchase Agreement, dated the date hereof, with CREC (the "Stock Purchase Agreement"), pursuant to which such Shareholder Parties have agreed to sell an aggregate of 1,047,288 Company Shares owned by them (the

"Aggregate Subject Shares") to CREC (the "Subject Share Purchase") in the event that this Agreement is terminated under the circumstances described therein;

            WHEREAS, immediately prior to the Effective Time, it is contemplated that (i) CREC will contribute cash in the amount of the CREC Purchase Price to the Holding Company in exchange for certain Holding Company Shares, (ii) the Shareholder Parties will contribute a total of 783,441 Company Shares owned by them to the Holding Company in exchange for certain Holding Company Shares and
(iii) CREC and the Shareholder Parties will enter into certain arrangements with respect to the Holding Company; and

            WHEREAS, capitalized terms used in any provision of this Agreement but not defined in such provision have the respective meanings set forth in
Section 10.1;

            NOW, THEREFORE, in consideration of the premises, the terms and provisions set forth herein, the mutual benefits to be gained by the performance thereof and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I.

                                   THE MERGER
                            AND RELATED TRANSACTIONS

            SECTION 1.1. The Merger. Upon the terms and subject to the conditions set forth herein, and in accordance with the Arizona Act, the Merger Subsidiary shall be merged with and into the Company (the "Merger") as promptly as practicable following the satisfaction or waiver of the conditions set forth in Article VII. Following the Merger, the Company shall continue as the surviving corporation (the "Surviving Corporation") and the separate corporate existence of the Merger Subsidiary shall cease.

            SECTION 1.2. Effective Time. The Merger shall be effected through the filing of this Agreement (or a plan of merger summarizing certain of the principal terms hereof) and the articles of merger with the Arizona Commission pursuant to Section 1105 of the Arizona Act (the "Articles of Merger"), and shall be effective at the time of filing of the Articles of Merger, or at such later time as may be agreed upon by the Merger Subsidiary and the Company and set forth in the Articles of Merger in accordance with applicable law (the "Effective Time").

            SECTION 1.3. Effects of the Merger. The Merger shall have the effects set forth in Section 1106 of the Arizona Act.

            SECTION 1.4. Charter and Bylaws. The Charter and Bylaws of the Merger Subsidiary as in effect immediately prior to the Effective Time shall be the Charter and Bylaws of the Surviving Corporation.

            SECTION 1.5. Directors. The persons identified in Exhibit A shall be the initial directors of the Surviving Corporation.

            SECTION 1.6. Officers. The persons identified in Exhibit B shall be the initial officers of the Surviving Corporation and shall hold the offices set forth opposite their respective names in such exhibit.

            SECTION 1.7. Holding Company Transactions. Upon the terms and subject to the conditions set forth herein, immediately prior to or concurrently with the consummation of the Merger, (i) CREC shall contribute to the Holding Company an amount in cash equal to the CREC Purchase Price in exchange for the issuance by the Holding Company of the CREC Holding Company Shares (the "CREC Stock Purchase"), (ii) each Shareholder Party shall transfer and contribute to the Holding Company the number of Contributed Company Shares set forth opposite the name of such Shareholder Party (under the caption "Contributed Company Shares") on Exhibit C in exchange for the issuance by the Holding Company of the number of Holding Company Shares set forth opposite the name of such Shareholder Party (under the caption "Additional Holding Company Shares") on such exhibit (the "Shareholder Party Contribution") and (iii) the Holding Company, CREC and the Shareholder Parties shall enter into the Shareholders' Agreement, in the form attached as Exhibit D (the "Shareholders' Agreement") in order to evidence their agreement with respect to certain matters in relation to the Holding Company and their respective holdings of Holding Company Shares.

            SECTION 1.8. Closing.

            (a) Upon the terms and subject to the conditions set forth herein, as promptly as practicable following the satisfaction or waiver of the conditions set forth in Article VII, the Merger Subsidiary and the Company shall execute the Articles of Merger and deliver the Articles of Merger and this Agreement (or a plan of merger summarizing certain of the principal terms hereof) to the Arizona Commission, and the parties hereto shall take all such other and further actions as may be required by law to make effective the Merger and the other transactions contemplated hereby. Concurrently with the filing of the

Articles of Merger in accordance with this Section 1.8(a), a closing (the "Closing") shall be held at the offices of Baker & Botts, L.L.P., 2001 Ross Avenue, Suite 700, Dallas, Texas 75201 (or such other place as the parties may agree) for the purpose of confirming the consummation of the Merger and the other transactions contemplated by this Agreement.

            (b) At the Closing, the parties hereto shall take each of the following actions to make effective the CREC Stock Purchase and the Shareholder Party Contribution:

            (i) CREC shall deliver to the Holding Company immediately available funds in an amount equal to the CREC Purchase Price (by wire transfer to such account as shall have been designated in writing by the Holding Company);

            (ii) The Holding Company shall deliver to CREC a certificate, in definitive form, dated the Closing Date and registered in the name of CREC, evidencing the CREC Holding Company Shares;

            (iii) Each Shareholder Party shall deliver to the Holding Company the certificates evidencing the number of Contributed Company Shares set forth opposite the name of such Shareholder Party (under the caption "Contributed Company Shares") on Exhibit C, duly endorsed in blank or accompanied by stock powers duly executed by such Shareholder Party in blank, in proper form for transfer;

            (iv) The Holding Company shall deliver to each Shareholder Party a certificate, in definitive form, dated the Closing Date and registered in the name of such Shareholder Party, evidencing the number of Holding Company Shares set forth opposite the name of such Shareholder Party (under the caption "Additional Holding Company Shares") on Exhibit C; and

            (v) The Holding Company, CREC and the Shareholder Parties shall execute and deliver the Shareholders' Agreement.

                                   ARTICLE II.

                            CONVERSION OF SECURITIES

            SECTION 2.1.   Conversion of Capital Stock; Company Shares.

            (a) As of the Effective Time, by virtue of the Merger and without any action on the part of the holders of Company Shares, each Company Share that is issued and outstanding immediately prior to such time (other than the Contributed Company Shares and any Dissenting Company Shares) shall be converted into the right to receive $26.75 in cash (the "Merger Consideration"), payable to the holder thereof, without interest thereon, upon the surrender of the certificate formerly evidencing such Company Share. The Company Shares so converted shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate evidencing any such Company Shares shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration in accordance with the provisions set forth herein.

            (b) As of the Effective Time, by virtue of the Merger and without any action on the part of the holders of Company Shares, each Company Share that is held by the Company in its treasury and each Contributed Company Share shall automatically be canceled and retired and shall cease to exist, and no payment shall be made in respect thereof (it being understood that the Holding Company hereby expressly consents to the cancellation of such shares without the payment of any consideration therefor).

            SECTION 2.2. Conversion of Capital Stock; Merger Subsidiary Shares. As of the Effective Time, by virtue of the Merger and without any action on the part of the Holding Company (as the sole holder of Merger Subsidiary Shares) each Merger Subsidiary Share that is issued and outstanding immediately prior to such time shall be converted into the right to receive one share of common stock of the Surviving Corporation, which consideration shall be issuable to the Holding Company upon the surrender of the certificate formerly evidencing the Merger Subsidiary Shares. The Merger Subsidiary Shares so converted shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and the Holding Company shall cease to have any rights with respect thereto, except the right to receive the consideration provided for in this Section 2.2.

            SECTION 2.3. Company Stock Options. At the Effective Time, all outstanding Company Stock Options (whether or not exercisable) shall be canceled. The Company shall take all action necessary to ensure that all of the outstanding Company

Stock Options are canceled as provided in this Section 2.3, including, but not limited to, obtaining the written consent to the cancellation thereof from each holder of a Company Stock Option who does not exercise the same prior to the Effective Time for any reason.

            SECTION 2.4.   Dissenting Company Shares.

            (a) Notwithstanding anything to the contrary contained in this Agreement, Company Shares which are issued and outstanding immediately prior to the Effective Time and which are held by shareholders of the Company who have not voted such Company Shares in favor of this Agreement and who have delivered a written demand for payment for their Company Shares in accordance with Section 1321 of the Arizona Act and have complied with all other applicable provisions of the Arizona Act concerning the right to demand appraisal of their Company Shares in connection with the Merger (the "Dissenting Company Shares") shall not be converted into the right to receive the Merger Consideration as provided in
Section 2.1(a), but shall instead become the right to receive such cash consideration as may be determined to be due to such shareholders in accordance with the applicable provisions of the Arizona Act, unless and until any such shareholder shall have failed to perfect or shall have effectively withdrawn or lost his right to appraisal and payment thereunder. If a shareholder of the Company shall have so failed to perfect or shall have effectively withdrawn or lost such right, the Company Shares held by such shareholder shall thereupon be deemed to have been converted into the right to receive the Merger Consideration, without any interest thereon, as of the Effective Time.

            (b) If the CREC Purchase Price is not sufficient to enable the Holding Company to pay (in addition to the Merger Consideration payable pursuant to Section 2.1(a)) the cash consideration, if any, due to the holders of Dissenting Company Shares in accordance with the applicable provisions of the Arizona Act, then CREC shall provide to the Surviving Corporation, as additional consideration for the issuance of the CREC Holding Company Shares, the funds necessary to pay such consideration on a timely basis.

            (c) Each of the Shareholder Parties hereby irrevocably waives any right that it may have in connection with the Merger to demand payment for the Company Shares held by such Shareholder Party in accordance with Section 1321 of the Arizona Act.

            (d) The Company shall give CREC prompt notice of any written demand for payment received by the Company in accordance with Section 1321 of the Arizona Act and shall permit CREC to participate in and direct all negotiations and proceedings with respect to any such demands. The Company shall not make any payment in respect of, or settle, offer to settle or otherwise negotiate, any such demands without the prior written consent of CREC.

            SECTION 2.5.   Payment for Company Shares.

            (a) Prior to the Effective Time, the Holding Company shall (with the consent of CREC) designate an agent to act as Paying Agent in connection with the Merger (the "Paying Agent"). From time to time after the Effective Time, the Holding Company shall provide to the Surviving Corporation, and shall take all steps necessary to enable the Surviving Corporation to provide to the Paying Agent, the funds necessary to make the payments contemplated by Section 2.1(a) on a timely basis.

            (b) Promptly after the Effective Time, the Paying Agent shall mail to each Person who was a record holder as of the Effective Time of an outstanding certificate or certificates (the "Certificates") which immediately prior to the Effective Time evidenced any Company Shares to be converted into the Merger Consideration in accordance with Section 2.1(a) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Paying Agent) and instructions for use in effecting the surrender of the Certificates for payment therefor. Upon surrender to the Paying Agent of a Certificate, together with a duly executed letter of transmittal and any other required documents, the holder of such Certificate shall receive the Merger Consideration in exchange for each Company Share formerly evidenced thereby, and such Certificate shall forthwith be canceled. No interest will be paid or accrued on the cash payable upon the surrender of the Certificates. If payment is to be made to a Person other than the Person in whose name the surrendered Certificate is registered, it shall be a condition of payment that the Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the Person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a Person other than the registered holder of the Certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not applicable. At any time after the expiration of 90 days following the Effective Time, the Surviving Corporation shall be entitled to require the Paying Agent to deliver to it any cash (including any interest received with respect thereto) which has been made available to the Paying Agent and which has not been disbursed to holders of Certificates, and thereafter such holders shall be entitled to look only to the Surviving Corporation (subject to abandoned property, escheat or other similar laws) as general creditors thereof with respect to the cash payable upon due surrender of their Certificates. The Surviving Corporation shall pay all charges and expenses of the Paying Agent in connection with the distribution of the Merger Consideration upon conversion of the Company Shares.

            (c) From and after the Effective Time, until surrendered in accordance with the provisions of Section 2.5(b), each Certificate shall represent for all purposes only the right to receive, in full satisfaction of all rights in respect of any Company Shares evidenced by such Certificate, consideration equal to the Merger Consideration multiplied by the number of Company Shares evidenced thereby, without any interest thereon. From and after the Effective Time, holders of Certificates shall have no right to vote or to receive any dividends or other distributions with respect to any Company Shares which were theretofore represented by such Certificates, other than any dividends or other distributions payable to holders of record as of a date prior to the Effective Time, and shall have no other rights other than as provided herein or by law.

            (d) From and after the Effective Time, there shall be no transfers of the Company Shares which were outstanding immediately prior to the Effective Time on the stock transfer books of the Surviving Corporation. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged for the Merger Consideration in accordance with the procedures set forth in this Section 2.5.

            (e) The right of any holder of Company Shares to receive the Merger Consideration shall be subject to and reduced by the amount of any required tax withholding obligation.


                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

            The Company represents and warrants to CREC as follows:

            SECTION 3.1. Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Arizona and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as presently conducted. The Company is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of its activities or the character of the properties that it owns, leases or operates makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.
Schedule 3.1 sets forth a correct and complete list of all jurisdictions in which the Company is duly qualified to transact business as a foreign corporation. Schedule 3.1 also contains a correct and complete copy of the Charter and Bylaws of the Company.

            SECTION 3.2. Authority; Binding Effect. The Company has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and to consummate the Merger and the other transactions contemplated hereby. The execution and delivery by the Company of this Agreement have been duly and validly authorized by all necessary corporate action on the part of the Company, and no other corporate proceedings or shareholder actions (other than, with respect to the Merger, the approval and adoption of this Agreement by the holders of a majority of the Company Shares) on the part of or with respect to the Company are necessary to authorize this Agreement, the performance by the Company of its obligations hereunder or the consummation by the Company of the Merger and the other transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with the terms hereof.

            SECTION 3.3. Absence of Conflicts. The execution and delivery by the Company of this Agreement, the performance by it of its obligations hereunder and the consummation by it of the Merger and the other transactions contemplated hereby will not (i) conflict with, or result in any violation or breach of, any provision of the Charter or Bylaws of the Company or any of its Subsidiaries,
(ii) except as set forth in Schedule 3.3, conflict with, result in any violation or breach of, constitute a default under, give rise to any right of termination or acceleration (with or without notice or the lapse of time or both) pursuant to, or result in being declared void, voidable or without further effect, any term or provision of any material note, bond, mortgage, indenture, lease, franchise, permit, license, Contract or other instrument or document to which the Company or any of its Subsidiaries is a party or by which their respective properties or assets are bound, (iii) assuming that the filings and Consents referred to in Section 3.4 are made or obtained, conflict with, or result in any violation of, any law, ordinance, statute, rule or regulation of any Governmental Authority or of any order, writ, injunction, judgment or decree of any court, arbitrator or Governmental Authority applicable to the Company or any of its Subsidiaries or their respective properties or assets or (iv) result in the creation of, or impose on the Company or any of its Subsidiaries the obligation to create, any Lien upon the properties or assets of the Company or any of its Subsidiaries (other than Permitted Encumbrances).

            SECTION 3.4. Governmental Consents and Filings. There is no requirement applicable to the Company to obtain any Consent of, or to make or effect any declaration, filing or registration with, any Governmental Authority for the valid execution and delivery by the Company of this Agreement, the due performance by it of its obligations hereunder or the lawful consummation by it of the Merger and the other transactions contemplated hereby, except for (i) the filing by the Principal Shareholders (as the ultimate parent entities of the Company) of a premerger notification with the FTC and the Antitrust Division under the HSR Act, (ii) the filing by the Company of the Proxy Statement and the filing by the Company, the Holding Company and the Principal Shareholders of the
Schedule 13E-3 under the Exchange Act, (iii) the filing of the Articles of Merger and this Agreement (or a plan of merger summarizing certain of the principal terms hereof) under the Arizona Act and (iv) the filings and Consents set forth in Schedule 3.4. Except as set forth in Schedule 3.4, no state takeover, business combination or control share acquisition statute or other similar statute or regulation prohibits, restrains or restricts the Merger or the Subject Share Purchase.

            SECTION 3.5. Proxy Statement; Schedule 13E-3. The Proxy Statement and the Schedule 13E-3 will comply in all material respects at all relevant times with the applicable requirements of the Exchange Act and any other provisions of applicable law. The Proxy Statement and the Schedule 13E-3 will not (i) at the time the Proxy Statement (or any supplements thereto) or the
Schedule 13E-3 (or any amendments thereto) is filed with the Commission, (ii) at the time the Proxy Statement (or any supplements thereto) is mailed to the holders of Company Shares, (iii) on the date of the Special Meeting or (iv) on the Closing Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            SECTION 3.6. Fairness Opinion; Board Findings and Recommendation. The Board of Directors of the Company has received an opinion (the "Fairness Opinion") of Goldman, Sachs & Co. (the "Fairness Advisor") to the effect that the consideration to be paid to the Independent Shareholders in the Merger is fair to such shareholders. The Board of Directors of the Company has (i) determined that the consideration to be paid to the Independent Shareholders in the Merger in exchange for each Company Share is fair to, and in the best interests of, the Independent Shareholders, (ii) approved this Agreement and the Merger and the other transactions contemplated hereby and (iii) resolved to recommend the adoption and approval of this Agreement to the shareholders of the Company.

            SECTION 3.7. Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 8,000,000 shares of Company Common Stock, of which 3,387,968 shares are issued and outstanding and no shares are held in the treasury of the Company. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and nonassessable. None of the issued and outstanding shares of capital stock of the Company have been issued in violation of, or subject to, any preemptive rights or rights of subscription. All offers, issuances and sales by the Company of any shares of its capital stock or other equity securities have been made in compliance in all material respects with the registration and qualification requirements of all applicable federal and state securities laws. Except as set forth above, there are no outstanding shares of capital stock or other equity securities of the Company. Except as set forth in Schedule 3.7, there are no outstanding options, warrants, calls, rights, convertible securities or other agreements or commitments of any character pursuant to which the Company is or may be obligated to issue or sell any issued or unissued shares of its capital stock or other equity securities or to purchase or redeem any shares of its capital stock or other equity securities or make any other payments in respect thereof, and there are no shares of its capital stock or other equity securities reserved for issuance for any purpose. Schedule 3.7 contains a true and correct copy of all agreements, instruments or other documents evidencing or otherwise relating to the outstanding options, warrants, calls, rights, convertible securities or other agreements or commitments referred to in such schedule, including, but not limited to, (i) the Convertible Note and (ii) all outstanding Company Stock Options.

            SECTION 3.8.   Subsidiaries.

            (a) Schedule 3.8(a) sets forth (i) the name of each Subsidiary of the Company, (ii) the jurisdiction of incorporation or formation of each Subsidiary of the Company, (iii) the authorized, issued and outstanding capital stock or equity securities of, or other ownership interests in, each Subsidiary of the Company and (iv) the names of the shareholders, equity holders or other owners of each Subsidiary of the Company. Except as set forth in Schedule 3.8(a), the Company does not own, directly or indirectly, or have any voting rights with respect to, any capital stock or equity securities of, or other ownership interests in, any corporation, partnership or other Person or have any direct or indirect interest in any business.

            (b) Each Subsidiary of the Company that is a corporation is duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as presently conducted. Each Subsidiary of the

Company that is a limited liability company is duly formed, validly existing and (if applicable) in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority as a limited liability company to own, lease and operate its properties and to carry on its business as presently conducted. Each Subsidiary of the Company is duly qualified to transact business as a foreign corporation or foreign limited liability company and (if applicable) is in good standing in each jurisdiction in which the nature of its activities or the character of the properties that it owns, leases or operates makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. Schedule 3.8(b) contains a correct and complete copy of Charter and Bylaws or other constitutive instruments of each of the Subsidiaries of the Company.

            (c) Except as set forth in Schedule 3.8(c), all of the issued and outstanding shares of capital stock or equity interests of, or other ownership interests in, each Subsidiary of the Company (i) have been duly authorized, (ii) are validly issued, (iii) are (in the case of shares of capital stock) fully paid and nonassessable or (in the case of limited liability company interests and other ownership interests) not subject to any current or future capital calls or similar obligations and (iv) are owned by the Company, directly or indirectly, free and clear of all Encumbrances. None of the issued and outstanding shares of capital stock or equity securities of, or other ownership interests in, any Subsidiary of the Company has been issued in violation of, or subject to, any preemptive rights or rights of subscription. All offers, issuances and sales by the Company or any of its Subsidiary of any shares of the capital stock or equity securities of, or ownership interests in, any Subsidiary of the Company have been made in compliance in all material respects with the registration and qualification requirements of all applicable federal and state securities laws. Except as set forth on Schedule 3.8(c), there are no outstanding options, warrants, calls, rights, convertible securities or other agreements or commitments of any character pursuant to which the Company or any of its Subsidiaries is or may be obligated to issue or sell any issued or unissued shares of capital stock or equity securities of, or other ownership interests in, any Subsidiary of the Company or to purchase or redeem any shares of capital stock or equity securities of, or other ownership interests in, any Subsidiary of the Company or make any other payments in respect thereof, and there are no shares of capital stock or equity securities of, or other ownership interests in, any Subsidiary of the Company reserved for issuance for any purpose.

            SECTION 3.9. Commission Reports. The Company has filed all reports, statements, forms and other documents required to be filed with the Commission since September 30, 1993 (collectively, the "Commission Reports"), all of which complied as of the filing date (or, in the case of any Commission Report that has been amended, as of the date of amendment) in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, and of all applicable rules and regulations thereunder. None of the Commission Reports contained as of the filing date (or, in the case of any Commission Report that has been amended, as of the date of amendment) any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            SECTION 3.10. Financial Statements. Each of (i) the consolidated financial statements (including the notes thereto) contained in the Commission Reports and (ii) the consolidated financial statements as of and for the year ended September 30, 1996 furnished by the Company to CREC, which consist of a balance sheet as of such date (the "Latest Balance Sheet") and a statement of operations and a statement of cash flows for the year then ended (collectively, the "Company Financial Statements"), was prepared in accordance with GAAP (subject to, in the case of the financial statements as of and for the year ended September 30, 1996, the absence of notes thereto) applied on a consistent basis throughout the periods covered thereby (except as may be indicated in any notes thereto), is in accordance with and accurately based upon the books and records of the Company and its Subsidiaries in all material respects and fairly presents in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates thereof and the consolidated results of operations and changes in cash flows of the Company and its Subsidiaries for the periods indicated. The Company Financial Statements provide fully for all fixed and non-contingent liabilities of the Company and its Subsidiaries and disclose or provide for all contingent liabilities of the Company and its Subsidiaries of a type required to be disclosed or provided for in financial statements prepared in accordance with GAAP.

            SECTION 3.11. Absence of Undisclosed Liabilities. As of September 30, 1996, there were no debts, liabilities or obligations (whether absolute, contingent, accrued, unliquidated or otherwise) of the Company or any of its Subsidiaries, except as set forth on the Latest Balance Sheet (including the notes thereto) or as described in Schedule 3.11. Since the date of the Latest Balance Sheet, the Company has not incurred any debts, liabilities or obligations (whether absolute, contingent, accrued, unliquidated or otherwise), except as described in Schedule 3.11 and except for (i) debts, liabilities and obligations incurred in the ordinary course of business after the date of the Latest Balance Sheet and (ii) other debts, liabilities and obligations which in the aggregate do not and will not exceed $250,000.

            SECTION 3.12. Absence of Certain Changes or Events. Since September 30, 1996, except as set forth in Schedule 3.12 or in any Commission Reports filed during the period after that date and prior to the date hereof, the Company and its Subsidiaries have conducted their respective businesses only in the ordinary course and in a manner that is consistent in all material respects with past practice, and there has not been any Material Adverse Change or any event, occurrence of development that will result in or is reasonably likely to result in a Material Adverse Change. In addition, since September 30, 1996, except as set forth in Schedule 3.12 or in any Commission Reports filed during the period after that date and prior to the date hereof (and except for actions to be taken by the Company after the date hereof in accordance with the express terms of this Agreement), there has not occurred any of the following events, occurrences or developments:

            (a) any damage, destruction or loss with respect to any properties or assets which are material to the Company or any of its Subsidiaries, taken as a whole (except for any such damage, destruction or loss which is fully covered by insurance and which, after the application of the proceeds of such insurance, has not had and will not have a Material Adverse Effect);

            (b) the creation or imposition of any Lien or other Encumbrance (other than any Permitted Encumbrance) with respect to any properties or assets which are material to the Company and its Subsidiaries, taken as a whole;

            (c) the revocation or termination, or any notice of revocation or termination, of any Consents held by or benefitting the Company or any of its Subsidiaries which are material to the Company and its Subsidiaries, taken as a whole;

            (d) any adverse change in the relationships between the Company or any of its Subsidiaries on the one hand and any dealers, retailers, suppliers, insurers or other Persons with whom they have business relationships that are material to the Company and its Subsidiaries, taken as a whole, on the other hand;

            (e) the declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to the capital stock of the Company or any redemption, purchase or other acquisition of any of the capital stock or other securities of the Company;

            (f) the sale, lease, transfer or other disposition of any properties or assets which are material to the Company and its Subsidiaries, taken as a whole, other than in ordinary course of business;

            (g) except as contemplated by this Agreement, the entry into any material Contract or transaction by the Company or any of its Subsidiaries (including, but not limited to, any borrowing, issuance of notes or other securities, capital expenditure or sale of assets), other than in the ordinary course of business;

            (h) the entry into any Contract between the Company or any of its Subsidiaries on the one hand and any of their respective directors, officers or employees on the other hand providing for the employment of any director, officer or employee or any increase in the compensation, severance or termination benefits payable or to become payable by the Company or any of its Subsidiaries to any such director, officer or employee (except for (i) the entry into "at will" employment Contracts, (ii) increases in compensation payable to employees who are not directors or officers and (iii) the payment of severance benefits to former employees, in each case in the ordinary course of business and consistent with past practice) or the making of any loan to or entry into any other material transaction or arrangement with any such director, officer or employee;

            (i) any increase in the benefits payable by the Company or any of its Subsidiaries under any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option, stock purchase or other employee benefit plan, program or arrangement made to, for or with any of the directors, officers or employees of the Company or any of its Subsidiaries, other than any scheduled increase pursuant to the existing terms thereof;

            (j) any material labor dispute involving any employees of the Company or any of its Subsidiaries;

            (k) any significant change by the Company in its accounting principles, methods or practices;

            (l) any waiver of any material rights or write off of any material notes or accounts receivable not fully reserved for in the Company Financial Statements;

            (m) any action or omission on the part of the Company or any of its Subsidiaries that, if taken or omitted to be taken after the date hereof (without the prior written consent of CREC), would cause a breach or violation of the covenants set forth in Section 6.1; or

            (n) any agreement or commitment to do any of the foregoing.

            SECTION 3.13. Property.

            (a) The Company and its Subsidiaries have good, valid and marketable title to all Real Property and Personal Property owned by them and valid leasehold interests in all Real Property and Personal Property leased by them, in each case free of all Encumbrances other than Permitted Encumbrances. The Company and its Subsidiaries enjoy peaceful possession of all Real Property or Personal Property owned or leased by them.

            (b) Schedule 3.13(a) hereto identifies each lot, parcel and tract of Real Property owned or leased by the Company or its Subsidiaries, together with (except in the case of any Real Property leased by the Company or its Subsidiaries that is not material to the Company and its Subsidiaries, taken as a whole) a legal description thereof which is accurate in all material respects.

            (c) The operation of the Real Property owned or leased by the Company and its Subsidiaries in the manner in which they are currently being utilized does not violate any applicable zoning ordinances or other applicable code or regulations, with such exceptions as are not reasonably likely to have a Material Adverse Effect. No covenants, easements, restrictions, servitudes, rights of way or regulations applicable to the Real Property owned or leased by the Company or its Subsidiaries are reasonably likely to have a Material Adverse Effect or to materially detract from the use, value or marketability of any such Real Property.

            (d) All buildings, improvements and other facilities located on any Real Property owned or leased by the Company or its Subsidiaries are structurally sound and in good operating condition and repair, normal wear and tear excepted, in each case with such exceptions as would not materially detract from the continued use of any such Real Property in the conduct of the normal business of the Company and its Subsidiaries during the remaining useful lives of such buildings, improvements and other facilities.

            (e) The existing water, sewer, gas and electricity lines, storm sewers and other utility systems on or in the Real Property owned or leased by the Company or its Subsidiaries are adequate in all material respects to serve the utility needs of such Real Property. All of such utilities are installed and operating and all installation and connection charges have been paid in full.

            (f) Since January 1, 1996, the Company has not received any written appraisals, reports or other similar data relating to the value or condition of the Real

Property or Personal Property owned or leased by the Company or its Subsidiaries which have not been specifically disclosed and delivered to CREC (except appraisals received in connection with the sales of homes to customers).

            SECTION 3.14. Contracts.

            (a) Schedule 3.14(a) contains a correct and complete list of each of the following Contracts to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties or assets are bound:

            (i) all employment, agency, consultation or representation Contracts or other Contracts of any type with any present officer, director, employee or other Representative of the Company or any of its Subsidiaries (or any former officer, director, employee or other Representative of the Company or any of its Subsidiaries, if there exists any present or future liability with respect to such Contract, whether now existing or contingent), other than (A) "at will" employment Contracts and (B) Contracts with consultants and similar Representatives which provide for aggregate payments by the Company and its Subsidiaries of less than $50,000 per annum and are terminable by the Company or any of its Subsidiaries without penalty on not more than 90 days' notice;

            (ii) all Contracts containing any provision or covenant limiting the ability of the Company or any of its Subsidiaries to engage in any line of business or to compete with or to obtain products or services from any Person;

            (iii) all partnership, joint venture or similar Contracts;

            (iv) all credit agreements, indentures or other Contracts relating to the borrowing of money by the Company or any of its Subsidiaries or providing for any direct or indirect guarantee by the Company or any of its Subsidiaries of any indebtedness of any other Person;

            (v) all Contracts which by their terms provide for the creation, existence or maintenance of a material Lien or other Encumbrance on any properties or assets of the Company or any of its Subsidiaries (except for Permitted Encumbrances);

            (vi) all leases or subleases of Real Property and all other leases, subleases or rental Contracts under which the Company or any of its Subsidiaries is lessee or is permitted to hold or operate any Real Property which either provide for aggregate payments by the Company and its Subsidiaries of more than $50,000 in any year or are otherwise material to the Company and its Subsidiaries, taken as a whole, other than any of such leases, subleases or other such Contracts that are terminable by the Company without penalty on not more than 60 days' notice;

            (vii) all leases or subleases of Real Property and all other leases, subleases or rental or use Contracts under which the Company or any of its Subsidiaries is lessor or permits any other Person to hold or operate any Real Property which either provide for aggregate payments to the Company and its Subsidiaries of more than $50,000 in any year or are otherwise material to the Company and its Subsidiaries, taken as a whole;

            (viii) all Contracts that involve the disposition or acquisition by the Company or any of its Subsidiaries after the date hereof of any material properties or assets not in the ordinary course of business and in a manner consistent with past practice;

            (ix) all Contracts (including, but not limited to, those relating to allocations of expenses, personnel, services or facilities) between or among the Company or any of its Subsidiaries on the one hand and any of their respective Affiliates (other than direct or indirect wholly owned Subsidiaries of the Company) on the other hand;

            (x) all material proxies, powers of attorney or similar delegations of authority of the Company or any of its Subsidiaries;

            (xi) all material Contracts containing any "change of control" provision or agreement;

            (xii) all sales, distribution or franchise Contracts not entered into in the ordinary course of business;

            (xiii) all warranty Contracts with respect to services rendered or products sold by the Company not entered into in the ordinary course of business;

            (xiv) all Contracts that involve the payment or potential payment by or to the Company or any of its Subsidiaries of amounts exceeding $50,000 in any year, other than Contracts between or among the Company or any of its wholly owned Subsidiaries and Contracts which are terminable by the Company or such Subsidiary without penalty on not more than 60 days' notice; and

            (xv) all other Contracts that are material to the Company and its Subsidiaries, taken as a whole, or that could prevent, impede or otherwise adversely affect the consummation of the Merger or the other transactions contemplated by this Agreement.

            (b) The Company has heretofore provided to CREC correct and complete copies of each of the following documents:

            (i) all of the Contracts identified or required to be identified in
      Schedule 3.14(a) (the "Identified Contracts") or (in the case of any Identified Contracts which are not in writing) written descriptions of all of the material terms thereof;

            (ii) the standard forms of all Contracts (including, but not limited to, warranty Contracts) entered into by the Company or any of its Subsidiaries with any manufactured housing dealers or retailers to which the Company or any of its Subsidiaries sells manufactured housing units; and

            (iii) the standard forms of all agreements entered into by the Company or any of its Subsidiaries, with any banks or financing sources under which the Company or any of its Subsidiaries is obligated to repurchase or otherwise acquire any manufactured housing units the sale of which is financed by such bank or other financing source.

            (c) All of the Identified Contracts are valid and legally binding obligations of the Company or its Subsidiaries, as the case may be, and, to the knowledge of the Company, each the other parties thereto, enforceable in accordance with the terms thereof, in each case with such exceptions as are not reasonably likely to have a Material Adverse Effect. The Company and its Subsidiaries have performed in all material respects all obligations required to be performed by them under each of the Identified Contracts and are not in breach in any material respect of, or in default in any material respect under, any term or provision of any Identified Contract or in receipt of any claim of such default or breach. No event has occurred which (with the passage of time or the giving of notice or both) would result in any default, breach or event of noncompliance by the Company or any of its Subsidiaries under any Identified Contract, with such exceptions as are not reasonably likely to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has any present expectation or intention of not fully performing all its obligations under any Identified Contract. Except as set forth in Schedule 3.14(c), neither the Company nor any of its Subsidiaries has knowledge of any breach or anticipated breach by the other parties to any Identified Contract or has received any notice or other communication to the effect that any such other parties intends to terminate an Identified Contract prior to the expiration of the maximum stated term thereof. Except as set forth in Schedule 3.14(c), no Identified Contract contains any provision which prohibits or restricts, or provides that the other party thereto may terminate such Contract in the event or by reason of, the Merger or the other transactions contemplated by this Agreement, or contains any other provision that would be altered or otherwise become applicable by reason of such transactions.

            SECTION 3.15. Litigation. Schedule 3.15 sets forth a list of all actions, suits, inquiries, investigations or other proceedings which are pending against the Company or any of its Subsidiaries, or to which any of their respective properties or assets is subject, in any court or before any arbitrator or any foreign or United States federal, state or local Governmental Authority. To the knowledge of the Company, except as set forth on Schedule 3.15, there are no actions, suits, inquiries, investigations or other proceedings threatened against the Company or any of its Subsidiaries or their respective properties or assets which are reasonably likely to have a Material Adverse Effect. None of the actions, suits, inquiries, investigations or other proceedings pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries, or to which any of their respective assets are subject, could prevent, impede or otherwise adversely affect the Merger or the other transactions contemplated by this Agreement.

            SECTION 3.16. Compliance with Laws and Other Requirements. Except as set forth on Schedule 3.16, neither the Company nor any of its Subsidiaries is in breach or violation of, or default under, any provision of its Charter or Bylaws, any term or provision of any note, bond, mortgage, indenture, lease, franchise, permit, license, Contract or other instrument or document to which it is a party or by which its properties or assets are or may be bound or, any term of any law, ordinance, statute, rule or regulation of any Governmental Authority or of any order, writ, injunction, judgment or decree of any court, arbitrator or Governmental Authority applicable to it or its properties or assets, except for any breach, violation or default which (i) is not reasonably likely to have a Material Adverse Effect and (ii) could not prevent, impede or otherwise adversely affect the Merger or the other transactions contemplated by this Agreement. Without limiting the generality of the foregoing, neither the Company nor any of its Subsidiaries has violated any federal, state, local or foreign statute, law, regulation or rule relating to the design, construction or installation of manufactured housing, including the national construction standards of the United States Department of Housing and Urban Development, except for any violation which is not reasonably likely to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has failed to file with or submit to the applicable Governmental Authorities any statement, report, information or form required by any applicable statute, law, regulation or rule, except where the failure to file or submit such report is not reasonably likely to have a Material Adverse Effect. All such filings or submissions made by the Company or any of the Subsidiaries with Governmental Authorities were in compliance in all material respects with all applicable laws when filed, and no material deficiencies have been asserted by any Governmental Authority with respect to such filings or submissions. The Company does not know of any proposed law, ordinance, statute, rule or regulation of any Governmental Authority relating to the design, construction or installation of manufactured housing which, if enacted or promulgated, would have a Material Adverse Effect.

            SECTION 3.17.    Environmental Matters.

            (a) Except as set forth in Schedule 3.17(a), the facilities and property presently owned or leased by the Company and its Subsidiaries have been (to the knowledge of the Company) prior to the date hereof, and continue to be, owned and operated by the Company and its Subsidiaries in compliance in all material respects with all applicable Environmental Laws.

            (b) Except as set forth in Schedule 3.17(b), neither the Company nor any of its Subsidiaries has received notice from any Person of any Environmental Claim that is currently pending or threatened against the Company or any of its Subsidiaries.

            (c) Except as set forth in Schedule 3.17(c), there are no past or present actions, activities, circumstances, conditions, events or incidents (including, but not limited to, the release, emission, discharge, presence, or disposal of any Hazardous Material) that are reasonably likely to form the basis of any Environmental Claim against the Company or any of its Subsidiaries or, to the knowledge of the Company, any Person whose liability for such an Environmental Claim the Company or any of its Subsidiaries has or may have retained or assumed either contractually or by operation of law.

            (d) Schedule 3.17(d) identifies all material permits, licenses, certifications, consents, exemptions, approval and other authorizations currently held by the Company or any of its Subsidiaries pursuant to applicable Environmental Laws and the Company and its Subsidiaries are in compliance in all material respects with the terms thereof.

            (e) Except as set forth in Schedule 3.17(e), neither the Company nor any of its Subsidiaries has received notice or otherwise has knowledge that property presently owned or leased, or previously owned or leased, by the Company or any of its Subsidiaries is listed or proposed for listing on the National Priorities List created pursuant to CERCLA, or on the CERCLIS or any similar state, local or other list of sites potentially requiring investigation or cleanup.

            (f) Except as set forth in Schedule 3.17(f), neither the Company nor any of its Subsidiaries has transported or arranged for the transportation of any Hazardous Materials to any location which is listed on the National Priorities List, the CERCLIS or any similar state list, nor has any of them received notice or otherwise has knowledge of pending or threatened claims as a result of transporting, disposing or arranging to transport or dispose Hazardous Materials to any location.

            (g) Schedule 3.17(g) identifies all underground and aboveground storage tanks, and the capacity and contents of such tanks, located on property that is owned or, to the knowledge of the Company, on property that is leased by the Company or any of its Subsidiaries.

            (h) Except as set forth in Schedule 3.17(h), there is no asbestos containing material located in any building, building component, structure or office space that is owned or, to the knowledge of the Company, that is leased by the Company or any of its Subsidiaries, nor is there any asbestos containing material stored, disposed of or otherwise present at any property that is owned or, to the knowledge of the Company, that is leased by the Company or any of its Subsidiaries, in each case with such exceptions as are not reasonably likely to give rise to any liability under an Environmental Law that is material to the Company and its Subsidiaries, taken as a whole.

            (i) Except as set forth in Schedule 3.17(i), no polychlorinated biphenyls (PCBs) are used, disposed of, stored or otherwise present at any property that is owned or, to the knowledge of the Company, that is leased by the Company or any of its Subsidiaries and no formaldehyde containing material is contained in any of the products manufactured by the Company or any of its Subsidiaries, in each case with such exceptions as are not reasonably likely to give rise to any liability under an Environmental Law that is material to the Company and its Subsidiaries, taken as a whole.

            (j) All written reports and studies (including, but not limited to, any site assessments or environmental, health or safety audit report) obtained by or in the possession of the Company or any of its Subsidiaries with respect to any of the matters referred to in paragraphs (a) through (i) above are identified in Schedule 3.17(j). The Company has heretofore provided to CREC correct and complete copies of all such reports and studies in the possession of or otherwise available to the Company.

            (k) The Company has not owned, operated, or used any underground storage tanks at the Litchfield facility and has not engaged in or permitted any activities or incidents at the Litchfield facility, the Durango facility, or the Durango storage yard that have caused or contributed to the release of any Hazardous Material into the groundwater underlying those properties.

            SECTION 3.18.   Taxes.

            (a) All Tax Returns required to be filed on or before the Closing Date by or on behalf of, or in which is required to be reported the income or other items of, the Company or any of its Subsidiaries have been or will be filed within the time prescribed by law (including extensions of time approved by the appropriate taxing authority). Such Tax Returns accurately and completely set forth, or will set forth, in all material respects all liabilities for Taxes (if any) and any other items (including, but not limited to, items of income, gain, loss, deduction or credit) required (under applicable tax law) to be reflected or included in such Tax Returns.

            (b) The Company and each of its Subsidiaries has paid or will pay, on a timely basis, all Taxes of the Company and each such Subsidiary that are due on or before the Closing Date (including, but not limited to, Taxes shown to be due on the Tax Returns described in the preceding paragraph), except those Taxes that are being disputed in good faith and for which adequate provision has been made in the Company Financial Statements.

            (c) Adequate provision has been made by the Company and each of its Subsidiaries on the Latest Balance Sheet for the payment of Taxes due after the Closing Date, including but not limited to, Taxes attributable to the taxable period (if any) ending on, or within which occurs, the Closing Date.


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
            (d) There are no material Liens for Taxes upon any of the properties or assets of the Company or any of its Subsidiaries (except for Permitted Encumbrances).

            (e) Except as set forth in Schedule 3.18(e), there are no pending audits, actions, proceedings, investigations, disputes or claims with respect to any Taxes payable by or asserted against the Company or any of its Subsidiaries and, to the knowledge of the Company, there is no basis on which any claim for material Taxes can be asserted with respect to the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has received notice from any taxing authority of its intent to examine or audit any Tax Returns of the Company or any of its Subsidiaries.

            (f) The taxable year or periods for the assessment of federal income Tax of the Company and its Subsidiaries are closed either by agreement with the Internal Revenue Service or by operation of the applicable statute of limitations for all taxable periods through the taxable period ended September 30, 1992. The taxable years or periods for the assessment of state and local income or franchise Tax of the Company and its Subsidiaries are closed either by agreement with the appropriate taxing authority or by application of the applicable statute of limitations for all periods specified in Schedule 3.18(f). Neither the Company nor any of its Subsidiaries (i) has given or been requested to give waivers of any statute of limitations relating to the payment of Taxes for taxable periods for which the applicable statutes of limitations have not expired or (ii) has made any election which would result or has resulted in an adjustment under Section 481 of the Internal Revenue Code.

             (g) The Company and its Subsidiaries are not and have not been subject to tax in any jurisdiction outside the United States.

             (h) No agreements relating to allocation or sharing of, or liability or indemnification for, Taxes exist (i) among the Company and any of the Subsidiaries or (ii) among the Company and any of its present or former shareholders or Affiliates.

             (i) All material Taxes required to be withheld, collected or deposited by the Company or any of its Subsidiaries (including, but not limited to, amounts paid or owing to any employee, creditor, independent contractor or other Person) have been timely withheld, collected or deposited and, to the extent required, have been timely paid to the relevant taxing authority.

            (j) Neither the Company nor any of its Subsidiaries has filed a consent pursuant to Section 341(f) of the Internal Revenue Code or agreed to have Section 341(f)(2)


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
of the Internal Revenue Code apply to any disposition of a Section 341(f) asset (as such term is defined in Section 341(f)(4) of the Internal Revenue Code).

            (k) Neither the Company nor any of its Subsidiaries has made any payments, is obligated to make any payments, or is a party to any agreement that could obligate it to make any payments that will not be deductible under Section 280G of the Internal Revenue Code.

            (l) Neither the Company nor any of its Subsidiaries has ever been a member of an affiliated group of corporations (as defined in Section 1504(a) of the Internal Revenue Code), other than the group of which the Company is the Common Parent.

            SECTION 3.19.   Employee Benefit Plans.

            (a) Schedule 3.19(a) sets forth a true, complete and correct list of all "employee benefit plans" (as defined in Section 3(3) of ERISA) and any other employee benefit arrangements or payroll practices (including, but not limited to, severance pay, vacation pay, company awards, salary continuation for disability, sick leave, deferred compensation, bonus or other incentive compensation and stock purchase arrangements or policies) maintained by the Company or any ERISA Affiliate or to which the Company or any ERISA Affiliate contributes or is obligated to contribute (collectively, the "Employee Benefit Plans"). Schedule 3.19(a) also sets forth the name, current annual compensation rate (including bonus and commissions), title and current base salary rate of the ten most highly compensated present employees of the Company or any ERISA Affiliate. No Employee Benefit Plans cover persons employed outside of the United States. No Employee Benefit Plan is subject to Section 4063 or 4064 of ERISA. No Employee Benefit Plans are "multiemployer plans" as defined in Section 3(37) of ERISA. No Employee Benefit Plans that are welfare plans as defined in
Section 3(1) of ERISA provide benefits after termination of employment (other than as required by Section 4980B of the Internal Revenue Code and at the former employee's own expense). Neither the Company nor any ERISA Affiliate maintains or contributes to, or ever maintained or contributed to, a "defined benefit plan" as defined in Section 3(35) of ERISA.

            (b) Each of the Employee Benefit Plans intended to qualify under
Section 401 of the Internal Revenue Code (collectively, the "Qualified Plans") so qualifies, and nothing has occurred with respect to the operation of any such plan which could cause the loss of such qualification or the imposition of any material liability, penalty or tax under ERISA or the Internal Revenue Code. The Company has delivered to CREC a copy of the most recent favorable determination letter received from the Internal Revenue Service with


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
respect to each Qualified Plan. Any entity maintained or contributed to by the Company or any of its Subsidiaries and which is intended to be an association described in Section 501(c)(9) of the Internal Revenue Code is exempt from federal income Tax under Section 501(a) of the Internal Revenue Code and a copy of the determination letter received from the Internal Revenue Service with respect to the exemption of such association has been furnished to CREC.

            (c) All contributions and premiums required by law or by the terms of each Employee Benefit Plan or any agreement relating thereto have been timely made (without regard to any waivers granted with respect thereto).

            (d) There has been no violation of ERISA that could result in a material liability with respect to the filing of applicable returns, reports, documents or notices regarding any of the Employee Benefit Plans with the Secretary of Labor or the Secretary of the Treasury or the furnishing of such notices or documents to the participants or beneficiaries of the Employee Benefit Plans.

            (e) Correct and complete copies of the following documents with respect to each of the Employee Benefit Plans (as applicable) have been delivered by the Company to CREC: (i) any plans and related trust documents, and all amendments thereto, (ii) the most recent Forms 5500 and schedules thereto,
(iii) the most recent summary plan description, and (iv) written descriptions of all non-written agreements relating to the Employee Benefit Plans.

            (f) Except as set forth in Schedule 3.19(f), there are no pending actions, suits or proceedings which have been asserted, instituted or threatened against any Employee Benefit Plan, the assets of any such plan or the Company, or the plan administrator or fiduciary of any Employee Benefit Plan with respect to the operation of any such plan (other than routine, uncontested benefit claims), and there are no facts or circumstances which are reasonably likely to form the basis for any such action, suit or proceeding. Neither the Company nor any of its Subsidiaries nor any fiduciary of any Employee Benefit Plan has engaged in a nonexempt prohibited transaction described in Section 406 of ERISA or 4975 of the Internal Revenue Code.

            (g) Each of the Employee Benefit Plans has been maintained and administered in all material respects in accordance with its terms and all provisions of applicable laws, statutes, rules or regulations of any Governmental Authorities. All amendments and actions required to bring each of the Employee Benefit Plans into conformity with all of the applicable provisions of ERISA and other applicable laws, statutes rules or regulations of any Governmental Authorities have been made or taken except to the extent that such amendments or actions are not required by law to be made or taken until a date after the Closing Date or are disclosed on
Schedule 3.19(h).

            (h) As to each Employee Benefit Plan, the Company and its Subsidiaries comply in all material respects with all applicable requirements of
(i) the Age Discrimination in Employment Act of 1967, as amended, and the regulations thereunder; (ii) Title VII of the Civil Rights Act of 1964, as amended, and the regulations thereunder; (iii) the health care continuation provisions of ERISA and the Internal Revenue Code; and (iv) the Medicare Secondary Payor Provisions of Section 1862(b) of the Social Security Act.

            (i) Except as set forth in Schedule 3.19(j) , the Company will not have, by reason of the Merger or the other transactions contemplated by this Agreement, any obligation to make any payment to any employee pursuant to any Employee Benefit Plan, contract or employment agreement.

            SECTION 3.20. Labor Matters. Except as set forth on Schedule 3.20,
(i) neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by them and the Company does not know of any activities or proceedings of any labor union to organize any such employees and (ii) there are no unfair labor practice complaints pending against the Company or any of its Subsidiaries before the National Labor Relations Board.

            SECTION 3.21.   Intellectual Property Rights.

            (a) Schedule 3.21(a) contains a true, correct and complete list of all (i) registered Intellectual Property Rights owned or used by the Company or any of its Subsidiaries, (ii) applications for registrations of Intellectual Property Rights filed by the Company or any of its Subsidiaries, (iii) unregistered trade names and corporate names owned or used by the Company or any of its Subsidiaries and (iv) unregistered trademarks and service marks owned or used by the Company or any of its Subsidiaries. Schedule 3.21(a) also contains a true, correct and complete list of all licenses granted by the Company or any of its Subsidiaries to any third party with respect to any Intellectual Property Rights and all licenses granted by any third party to the Company or any of its Subsidiaries with respect to any Intellectual Property Rights (other than standard form licenses with respect to commercial software that is generally available from third parties), in each case, identifying the Intellectual Property Rights covered thereby. Except as set forth on Schedule 3.21(a), the Company or one of its Subsidiaries owns all right, title and interest to, or has the right to use pursuant to a valid license, all Intellectual Property Rights identified on such schedule. The Company and its Subsidiaries have taken all actions which are reasonably necessary to maintain and protect their Intellectual Property Rights, except to the extent the failure to take such actions would not have a Material Adverse Effect.

            (b) Except as set forth on Schedule 3.21(b), (i) there have been no claims made against the Company or any of its Subsidiaries asserting the invalidity, misuse or unenforceability of any Intellectual Property Rights listed on Schedule 3.21(a), (ii) neither the Company nor any of its Subsidiaries has received any notices of any infringement or misappropriation by, or conflict with, any third party with respect to such Intellectual Property Rights (including, but not limited to, any demand or request that the Company or any of its Subsidiaries license any rights from a third party), (iii) to the knowledge of the Company, the conduct of the businesses conducted by the Company and its Subsidiaries does not infringe or misappropriate in any material respect, and is not in conflict in any material respect with, any Intellectual Property Rights of other Persons, and (iv) to the knowledge of the Company, the Intellectual Property Rights owned by or licensed to the Company or any of its Subsidiaries are not being infringed or misappropriated in any material respect by any other Persons. Except as set forth in Schedule 3.21(b), the Merger and the other transactions contemplated by this Agreement will not adversely affect in any material respect the Intellectual Property Rights of the Company or any of its Subsidiaries.

            SECTION 3.22. Permits. Except as set forth in Schedule 3.22, the Company and its Subsidiaries own or validly hold all licenses, franchises, permits, approvals, authorizations, exemptions, classifications, certificates, registrations and similar documents or instruments (collectively, "Permits") that are required in connection with the conduct of their respective businesses, except where the failure to do so would not have a Material Adverse Effect. All such Permits owned or held by the Company or any of its Subsidiaries are valid and in full force and effect. No proceeding is pending or, to the knowledge of the Company, threatened which could result in the revocation or termination of any such Permits, and the Company knows of no basis on which any such proceeding could be commenced. Except as set forth in Schedule 3.22, the consummation of the Merger and the other transactions contemplated by this Agreement will not affect the continued validity or effectiveness or alter the terms and conditions of any such Permits owned or held by the Company.

            SECTION 3.23. Insurance. Schedule 3.23 sets forth true and correct summaries of all liability and other insurance policies maintained by the Company and its Subsidiaries, and accurately states the coverages, deductible amounts and carriers of each such insurance policy. All such insurance policies are in full force and effect and no notice of cancellation or termination has been received with respect to any such policy. There are no circumstances known to the Company that would enable any insurance company or association to avoid liability under any of the insurance policies maintained by the Company or any of its Subsidiaries. Except as set forth in Schedule 3.23, the coverage provided by such insurance policies with respect to events occurring prior to the Closing Date will not be affected in any manner by, and will not terminate or lapse by reason of, any of the Merger or the other transactions contemplated by this Agreement. At no time since September 30, 1995 has any insurance company or association canceled or reduced any coverage maintained by the Company or any of its Subsidiaries, or given any notice or other indication of its intention to cancel or reduce any such coverage. The loss, damage or destruction of any properties and assets of the Company or its Subsidiaries which are not fully covered by insurance would not have a Material Adverse Effect.

            SECTION 3.24. Transactions with Affiliates. Except as set forth in
Schedule 3.24, since September 30, 1996, neither the Company nor any of its Subsidiaries has purchased, acquired or leased any property or services from, or sold, transferred or leased any property or services to, or loaned or advanced any money to, or borrowed any money from, or guaranteed or otherwise become liable for any indebtedness or other obligations of, or acquired any capital stock, obligations or securities of, or made any management, consulting or similar fee arrangement with, or entered into or consummated any other material transaction, agreement or arrangement with or for the benefit of, any officer, director or Key Employee of the Company or any of its Affiliates, other than (i) compensation and benefits provided to any such officer, director or Key Employee in the ordinary course of business and consistent with past practice and (ii) any such transactions between or among the Company and its direct or indirect wholly owned Subsidiaries.

            SECTION 3.25. Absence of Certain Business Practices. Neither the Company nor any of its Subsidiaries, Affiliates, directors, officers, employees or agents has, directly or indirectly, given or agreed to give any gift or similar benefit to any supplier, property developer, competitor or governmental employee or official (domestic or foreign) which is reasonably likely to subject the Company or any of its Subsidiaries to any damage or penalty in any civil, criminal or governmental litigation or proceeding.

            SECTION 3.26. Disclosure. The representations and warranties by the Company contained in this Agreement, and the statements contained in any Schedule required hereby or any other document, certificate or other writing delivered or to be delivered or made available by or on behalf of the Company pursuant to the provisions of this Agreement or in connection with the Merger or the other transactions contemplated hereby, taken as an entirety, do not and will not contain any untrue statement of a material fact, and do not and will not omit to state any material fact required in order to make the statements therein, in the light of the circumstances under which they were or will be made, not misleading.

            SECTION 3.27. Brokers' or Finders' Fees. Except as set forth in
Schedule 3.27, no broker, finder or investment banker is entitled to any brokerage or finder's fee or other fees or commissions in connection with this Agreement or the Merger or the other transactions contemplated hereby based upon arrangements made by or on behalf of the Company.

                                   ARTICLE IV.

                         REPRESENTATIONS AND WARRANTIES
                           OF THE SHAREHOLDER PARTIES

            The Shareholder Parties jointly and severally represent and warrant to CREC as follows:

            SECTION 4.1. Organization. Each of the Holding Company and the Merger Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as presently conducted.

            SECTION 4.2.   Authority; Binding Effect.

            (a) Each of the Holding Company and the Merger Subsidiary has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Holding Company and the Merger Subsidiary of this Agreement, the performance by them of their obligations hereunder and the consummation by them of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Holding Company and the Merger Subsidiary and all necessary action, if any, on the part of their shareholders. This Agreement has been duly executed and delivered by each of the Holding Company and the Merger Subsidiary and constitutes a legal, valid and binding agreement of each of them, enforceable against each of them in accordance with the terms hereof.

            (b) Each Shareholder Party has all necessary power and authority to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. In the case of any Shareholder Party that is a partnership, the execution and delivery of this Agreement by such Shareholder Party have been duly and validly authorized by all necessary partnership action on the part of such Shareholder Party and all necessary action on the part of its partners, and no other proceedings or actions on the part of or with respect to such Shareholder Party or its partners are necessary to authorize this Agreement, the performance by such Shareholder Party of its obligations hereunder or the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of the Shareholder Parties and constitutes a legal, valid and binding obligation of each of them, enforceable against each of the Shareholder Parties in accordance with the terms hereof.

            SECTION 4.3.    Absence of Conflicts.

            (a) The execution and delivery by the Holding Company and the Merger Subsidiary of this Agreement, the performance by them of their obligations hereunder and the consummation by them of the transactions contemplated hereby will not (i) conflict with, or result in any violation or breach of, any provision of the Charter or Bylaws of the Holding Company or the Merger Subsidiary, (ii) conflict with, result in any violation or breach of, or constitute a default under, any term or provision of any material note, bond, mortgage, indenture, lease, franchise, permit, license, Contract or other instrument or document to which the Holding Company or the Merger Subsidiary is a party or by which their respective properties or assets are bound or (iii) assuming that the filings and Consents referred to in Section 3.4 are made or obtained, conflict with, or result in any violation of,


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
any law, ordinance, statute, rule or regulation of any Governmental Authority or of any order, writ, injunction, judgment or decree of any court, arbitrator or Governmental Authority applicable to the Holding Company or the Merger Subsidiary or their respective properties or assets.

            (b) The execution and delivery by the Shareholder Parties of this Agreement, the performance by them of their obligations hereunder and the consummation by them of the transactions contemplated hereby will not (i) in the case of any Shareholder Party that is a partnership, result in any violation or breach of any provision of the partnership agreement of such Shareholder Party or the Charter, Bylaws or other constitutive instruments of any of its partners,
(ii) conflict with, result in any violation or breach of, constitute a default under, give rise to any right of termination or acceleration (with or without notice or the lapse of time or both) pursuant to, or result in being declared void, voidable or without further effect, any material term or provision of any note, bond, mortgage, indenture, lease, franchise, permit, license, Contract or other instrument or document to which the any of the Shareholder Parties is a party or by which its properties or assets are bound or (iii) assuming that any waiting period under the HSR Act applicable to the transactions to be consummated by the Shareholder Parties pursuant to this Agreement shall have expired or been terminated, conflict with, or result in any violation of, any law, ordinance, statute, rule or regulation of any Governmental Authority or of any order, writ, injunction, judgment or decree of any court, arbitrator or Governmental Authority applicable to the Shareholder Parties or their respective properties or assets.

            SECTION 4.4.   Governmental Consents and Filings.

            (a) There is no requirement applicable to the Holding Company or the Merger Subsidiary to obtain any Consent of, or to make or effect any declaration, filing or registration with, any Governmental Authority for the valid execution and delivery by the Holding Company or the Merger Subsidiary of this Agreement, the due performance by them of their obligations hereunder or the lawful consummation by them of the transactions contemplated hereby, except for the filings and Consents on the part of the Holding Company and the Merger Subsidiary referred to in Section 3.4.

            (b) There is no requirement applicable to any of the Shareholder Parties to obtain any Consent of, or to make or effect any declaration, filing or registration with, any Governmental Authority for the valid execution and delivery by the Shareholder Parties of this Agreement, the due performance by them of their obligations hereunder or the lawful consummation by them of the Merger or the other transactions contemplated hereby, except for (i) the filings and consents on the part of the Shareholder Parties referred to in


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
Section 3.4 and (ii) any filings required to be made by the Shareholder Parties in connection with such transactions pursuant to Section 13(d) of the Exchange Act and the rules and regulations promulgated by the Commission thereunder.

            SECTION 4.5. Proxy Statement; Schedule 13E-3. None of the information supplied in writing by the Shareholder Parties or the Holding Company for inclusion in the Proxy Statement or the Schedule 13E-3 will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            SECTION 4.6. Title to Company Shares. As of the date hereof, each Shareholder Party is the record and beneficial owner of the number of Company Shares set forth opposite the name of such Shareholder Party (under the caption "Company Shares") on Exhibit C. The Company Shares set forth opposite the name of each Shareholder Party (under the caption "Company Shares") on Exhibit C are the only Company Shares owned by such Shareholder Party. Such Company Shares are owned by the Shareholder Parties free and clear of all Encumbrances, except for those provided for under the express terms of this Agreement, the Voting Agreement and the Stock Purchase Agreement.

            SECTION 4.7.   Capitalization; Issuance of Shares.

            (a) Immediately prior to giving effect to the CREC Stock Purchase and the Shareholder Party Contribution, the authorized capital stock of the Holding Company will consist of 100,000 shares of Holding Company Common Stock, of which 10 shares will be issued and outstanding and owned by Janal Partnership and no shares will be held in the treasury of the Holding Company. The CREC Holding Company Shares will, upon the issuance thereof in accordance with the terms of this Agreement, be validly issued, fully paid and nonassessable, and none of such shares will have been issued in violation of, or subject to, any preemptive rights or rights of subscription. Except as expressly provided in this Agreement, there are no outstanding options, warrants, calls, rights, convertible securities or other agreements or commitments of any character pursuant to which the Holding Company is or may be obligated to issue or sell any issued or unissued shares of its capital stock or other equity securities or to purchase or redeem any shares of its capital stock or other equity securities or make any other payments in respect thereof, and there are no shares of its capital stock or other equity securities reserved for issuance for any purpose.

            (b) Immediately prior to the Effective Time, the authorized capital stock of the Merger Subsidiary will consist of 1,000 shares of Merger Subsidiary Common Stock, all of which will be issued and outstanding and owned by the Holding Company. There are no outstanding options, warrants, calls, rights, convertible securities or other agreements or commitments of any character pursuant to which the Merger Subsidiary is or may be obligated to issue or sell any issued or unissued shares of its capital stock or other equity securities or to purchase or redeem any shares of its capital stock or other equity securities or make any other payments in respect thereof, and there are no shares of its capital stock or other equity securities reserved for issuance for any purpose

            SECTION 4.8. No Material Operations. Prior to the Effective Time, neither the Holding Company nor the Merger Subsidiary will have any material assets or liabilities or will be engaged in any material business or operations, other than as expressly contemplated by this Agreement.

            SECTION 4.9. Brokers' or Finders' Fees. Except as set forth on
Schedule 3.27, none of the Shareholder Parties, the Holding Company or the Merger Subsidiary has authorized any broker, finder or investment banker to act on their behalf or on behalf of the Company in connection with this Agreement or the Merger or the other transactions contemplated hereby in such a manner as to give rise to a valid claim against CREC, the Holding Company, the Merger Subsidiary or the Company for any brokerage or finder's fee or other fees or commissions.

                                   ARTICLE V.

                         REPRESENTATIONS AND WARRANTIES
                                     OF CREC

            CREC hereby represents and warrants to the Company and the Shareholder Parties as follows:

            SECTION 5.1. Organization. CREC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as presently conducted.

            SECTION 5.2. Authority; Binding Effect. CREC has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and to


                                      A-41
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consummate the transactions contemplated hereby. The execution and delivery by
CREC of this Agreement, the performance by it of its obligations hereunder and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of CREC. This Agreement has been duly executed and delivered by CREC and constitutes a legal, valid and binding agreement of CREC, enforceable against CREC in accordance with the terms hereof.

            SECTION 5.3. Absence of Conflicts. The execution and delivery by CREC of this Agreement, the performance by it of its obligations hereunder and the consummation by it of the transactions contemplated hereby will not (i) conflict with, or result in any violation or breach of, any provision of the Charter or Bylaws of CREC, (ii) conflict with, result in any violation or breach of, or constitute a default under, any term or provision of any material note, bond, mortgage, indenture, lease, franchise, permit, license, Contract or other instrument or document to which CREC is a party or by which its properties or assets are bound or (iii) assuming that any waiting period under the HSR Act applicable to the transactions to be consummated by CREC pursuant to this Agreement shall have expired or been terminated, conflict with, or result in any violation of, any law, ordinance, statute, rule or regulation of any Governmental Authority or of any order, writ, injunction, judgment or decree of any court, arbitrator or Governmental Authority applicable to CREC or its properties or assets.

            SECTION 5.4. Governmental Consents and Filings. There is no requirement applicable to CREC to obtain any Consent of, or to make or effect any declaration, filing or registration with, any Governmental Authority for the valid execution and delivery by CREC of this Agreement, the due performance by it of its obligations hereunder or the lawful consummation by it of the transactions contemplated hereby, except for any filing required to be made by CREC under the HSR Act in connection with the transactions to be consummated by CREC pursuant to this Agreement .

            SECTION 5.5. Financing. CREC has, or will have at the Closing Date, the funds necessary to pay the CREC Purchase Price.

            SECTION 5.6. Brokers' or Finders' Fees. CREC has not authorized any broker, finder or investment banker to act on its behalf in connection with this Agreement or the transactions contemplated hereby in such a manner as to give rise to a valid claim against the Company or any of the Shareholder Parties for any brokerage or finder's fee or other fees or commissions.


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
                                   ARTICLE VI.

                                CERTAIN COVENANTS

            SECTION 6.1. Conduct of Business. From the date hereof until the Closing Date, the Company and its Subsidiaries shall conduct their businesses in the ordinary course of business and in a manner that is consistent in all material respects with past practice and the Company and its Subsidiaries shall preserve intact their business organizations, and use their best efforts to keep available the employees identified in Schedule 6.1 (the "Key Employees") and maintain their present relationships with material dealers, retailers, suppliers, insurers, lessors and licensees (except that the Company and its Subsidiaries may terminate or replace, or modify the terms of their contractual relationships with, dealers, retailers, suppliers, insurers, lessors and licensees to the extent that such terminations, replacements and changes are effected in the ordinary course of business and are not reasonably likely to have a Material Adverse Effect) and with all Governmental Authorities and other Persons having material business relationships with the Company or any of its Subsidiaries. Without limiting the generality of the foregoing, from the date hereof until the Closing Date, neither the Company nor any of its Subsidiaries shall do, or propose or commit to do, directly or indirectly, any of the following without the prior written consent of CREC, except for actions to be taken in accordance with the express terms of this Agreement and except as set forth in Schedule 6.1:

            (a) amend or make any other change in its Charter or Bylaws;

            (b) issue, sell, pledge, dispose of or encumber, or authorize the issuance, sale, pledge, disposition or encumbrance of, any shares of capital stock or other equity securities of, or ownership interests in, the Company or any of its Subsidiaries (except in connection with the exercise of any outstanding Company Stock Options), or any options, warrants, calls or other rights to acquire any shares of capital stock or other equity securities of, or ownership interests in, the Company or any of its Subsidiaries;

            (c) sell, lease, transfer or otherwise dispose of any material properties or assets of the Company or any of its Subsidiaries (whether or not reflected on the books of the Company or any of its Subsidiaries and whether real, personal or mixed, tangible or intangible), other than in the ordinary course of business;

            (d) consolidate with, or merge with or into, any Person, except as contemplated by this Agreement;

             (e) declare, set aside or pay any dividend or other distribution (whether in cash, stock or property) with respect to the capital stock of the Company or redeem, purchase or otherwise acquire any capital stock or other equity interests of, or ownership interests in, the Company or any of its Subsidiaries, except in connection with the exercise of any outstanding Company Stock Options;

            (f) reclassify, combine, split or subdivide any shares of the capital stock of the Company or any of its Subsidiaries;

            (g) incur or assume any indebtedness for borrowed money or issue any debentures, notes or other debt securities or assume, guarantee, endorse or otherwise become liable (whether directly, contingently or otherwise) for the obligations of any other Person, except in the ordinary course of business (provided, however, that the aggregate amount of indebtedness to be incurred or assumed by the Company and its Subsidiaries after the date hereof as permitted by this paragraph (g) shall not exceed $2,000,000);

            (h) make any loans, advances or capital contributions to, or investments in, any other Person (other than any of direct or indirect wholly owned Subsidiary), except for (i) investments to be made in accordance with existing financial and operating plans disclosed by the Company to CREC prior to the date hereof and (ii) temporary cash investments made in the ordinary course of business and consistent with past practice;

            (i) acquire (by merger, consolidation or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof;

            (j) create or incur any Liens upon any material properties or assets of the Company or any of its Subsidiaries (except for Permitted Encumbrances);

            (k) enter into any material Contracts or commitments or engage in any material transactions (other than this Agreement and the Merger and the other transactions contemplated hereby) not in the ordinary course of business and consistent with past practice;

            (l) engage in any transactions with any Affiliate (other than (i) the Merger and the other transactions contemplated by this Agreement or (ii) transactions between the Company and any of its direct or indirect wholly owned Subsidiaries), except on terms and conditions at least as favorable to the Company as those that would apply in the case of a similar arms'-length transaction;

            (m) enter into any agreement, arrangement or understanding with any director, officer or employee of the Company or any of its Subsidiaries providing for the employment of any such director, officer or employee or any increase in the compensation, severance or termination benefits payable or to become payable by the Company or any of its Subsidiaries to any such director, officer or employee (except that the Company shall not be prohibited from (i) entering into "at will" employment Contracts, (ii) increasing compensation payable to employees who are not directors or officers or (iii) paying severance benefits to former employees, in each case in the ordinary course of business and consistent with past practice) or make any loan to or enter into any other material transaction or arrangement with any such director, officer or employee;

            (n) increase the benefits payable by the Company or any of its Subsidiaries under any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option, stock purchase or other employee benefit plan, program or arrangement made to, for or with any of the directors, officers or employees of the Company or any of its Subsidiaries, other than any scheduled increase pursuant to the existing terms thereof;

            (o) fail to keep all of the material properties and assets of insurable character of the Company or any of its Subsidiaries insured at least to the extent described in or pursuant to the provisions of this Agreement, or take any action that would enable any insurance company or association to avoid liability under any insurance policy for claims arising out of occurrences prior to the Closing Date;

            (p) cancel or compromise any material claim, waive or release any material rights or change in any material respect or terminate any material Contract (except that the Company and its Subsidiaries may terminate or replace, or modify the terms of their contractual relationships with, dealers, retailers, suppliers, insurers, lessors and licensees to the extent that such terminations, replacements and changes are effected in the ordinary course of business and are not reasonably likely to have a Material Adverse Effect) of the Company or any of its Subsidiaries;

            (q) fail to maintain in full force and effect all material Permits that are required in connection with the conduct of the businesses of the Company or any of its Subsidiaries or sell, transfer, license or otherwise dispose of any material rights or interests under any such Permits;

            (r) change any significant accounting principles, methods or practices of the Company or any of its Subsidiaries, except as required as a result of any mandatory change in accounting standards;

            (s) fail to maintain the books and records of the Company or any of its Subsidiaries in all material respects in the usual, regular and ordinary manner on a basis consistently applied;

            (t) make any tax elections or settle or compromise any income tax liability, except in the ordinary course of business and consistent with past practice; and

            (u) take any action which would cause any representation or warranty of the Company contained in this Agreement (as qualified by the Schedules delivered to CREC hereunder, as the same have been supplemented from time to time pursuant to Section 6.15 with the consent of CREC) to be untrue or incorrect in any material respect as of the date when made or as of a future date.

            SECTION 6.2.   Other Proposals.

            (a) From the date hereof until the Closing Date, the Company and its Subsidiaries shall not, and shall not permit any of their respective Representatives to, initiate any contact with, solicit, encourage or enter into or continue any discussions, negotiations, understandings or agreements with any Third Party with respect to, or furnish or disclose any non-public information regarding the Company or any of its Subsidiaries or their respective businesses to any Third Party in connection with, any Acquisition Proposal. Notwithstanding the foregoing, to the extent that the Board of Directors of the Company or the Special Committee reasonably determines based on the advice of its counsel that it is required to do so by virtue of its fiduciary obligations under applicable law, the Company may (i) in response to an unsolicited request therefor, furnish non-public information with respect to the Company or its Subsidiaries or their respective businesses to any Qualified Third Party pursuant to a customary confidentiality agreement and discuss such information (but not any non-public information relating to the structure of the Merger or the other transactions contemplated hereby, other than any such information which the Company demonstrates was independently developed solely by the Company and its Representatives) with such Qualified Third Party, (ii) upon receipt of a Qualified Acquisition Proposal from a Qualified Third Party, participate in discussions and negotiations with such Qualified Third Party regarding such Qualified Acquisition Proposal (but not enter into any agreements with respect thereto except as permitted pursuant to the express terms of clause (iii) below) if each of the Overbid Negotiation Conditions is satisfied and (iii) enter into an agreement with a Qualified Third Party with respect to an Overbid Transaction if each of the Overbid Transaction Conditions is satisfied. Unless each of the Overbid Transaction Conditions is satisfied, neither the Board of Directors of the Company nor any committee thereof shall
(i) withdraw or modify, or propose to withdraw or modify, in a manner adverse to CREC, the approval or recommendation by such Board of Directors of this Agreement or the Merger, (ii) approve or recommend, or propose to approve or recommend, any Acquisition Proposal or (iii) cause the Company to authorize or commit to enter into any agreement with respect to an Acquisition Proposal.

            (b) In the event that either the Company or any of the Shareholder Parties shall directly or indirectly receive any offer, proposal or inquiry relating to an Acquisition Proposal, such party shall notify CREC within one Business Day after the receipt of such offer, proposal or inquiry and shall, in any such notice to CREC, indicate the identity of the offeror and set forth all of the material terms of such offer, proposal or inquiry. The Company and the Shareholder Parties shall keep CREC fully informed of the status and details of any such offer, proposal or inquiry.

            (c) Without the prior written consent of CREC, the Company shall not modify or release any Third Party from any confidentiality or standstill agreement to which the Company is a party if such action would have the purpose or effect of permitting or facilitating the submission of an Acquisition Proposal by such Third Party.

            SECTION 6.3. Access to Information. From the date hereof until the Closing Date, the Company shall permit CREC and its Representatives (including, but not limited to, any attorney or environmental consulting firm) to make a full investigation of the business, prospects, properties, financial condition and results of operations of the Company and its Subsidiaries including, but not limited to, an environmental investigation of the Real Property owned or leased by them, and shall afford CREC and its Representatives full access to the offices, buildings, properties, records, files, books of account, tax returns, agreements and commitments, record books and stock books of the Company and its Subsidiaries and to their directors, officers, independent accountants and other Representatives, at such reasonable times during regular business hours and as often as CREC may reasonably request. Upon request by CREC, the Company shall request their present and former independent accountants to afford to CREC and its Representatives access to all accountants' working papers for all audits and reviews of the financial statements of the Company and its Subsidiaries. The Company shall furnish CREC and its Representatives with all such other information relating to the business, prospects, properties, financial condition and results of operations as CREC or its Representatives may reasonably request. No investigation pursuant to this Section 6.3 shall affect any representations or warranties made by the Company in this Agreement or the conditions to the obligations of any party hereto to consummate the Merger and the other transactions contemplated hereby. The provisions of the Confidentiality Agreement shall apply to any information provided to CREC or its Representatives pursuant to this Section 6.3; provided, however, that as of the Closing Date, the Confidentiality Agreement shall terminate and be of no further force and effect.

            SECTION 6.4. Best Efforts. Subject to the terms and conditions hereof, each of the parties hereto shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things which are necessary, proper or advisable under applicable laws and regulations or otherwise in order to consummate and make effective the Merger or the other transactions contemplated by this Agreement. Without limiting the generality of the foregoing, each of the parties hereto shall execute and deliver, or cause to be executed and delivered, all reasonable agreements, certificates and other instruments and shall use its reasonable best efforts promptly to obtain all waivers, permits, consents, approvals and other authorizations from, and to effect all registrations, filings and notices with or to, any Governmental Authorities or other Persons which are necessary or appropriate in connection with said transactions or in order to fulfill all conditions to obligations of the parties under this Agreement.

            SECTION 6.5. Certain Actions by the Shareholder Parties. Each of the Shareholder Parties shall use its reasonable best efforts to cause each of the Company, the Holding Company and the Merger Subsidiary to perform all of its agreements, covenants and obligations set forth in this Agreement and to consummate the Merger and the other transactions contemplated hereby, upon the terms and subject to the conditions set forth herein.

            SECTION 6.6. HSR Act. Each of CREC and the Principal Shareholders (as the ultimate parent entities of the Company) will promptly file or cause to be filed with the Federal Trade Commission (the "FTC") and the Antitrust Division of the Department of Justice (the "Antitrust Division") notification and report forms pursuant to the HSR Act relating to the Merger and the other transactions contemplated by this Agreement. CREC and the Principal Shareholders shall promptly respond to any request for additional information or documentary material by the FTC or the Antitrust Division and shall cooperate with each other in order to ensure that all waiting periods (and any extension thereof) applicable to the consummation of the Merger and the other transactions contemplated by this Agreement under the HSR Act expire or are terminated as promptly as practicable.

            SECTION 6.7. Special Meeting. As promptly as practicable following the date hereof, the Company, acting through its Board of Directors, shall, in accordance with the provisions of the Arizona Act, the Exchange Act and any other provisions of applicable law, call, give notice of, convene and hold a special meeting (the "Special Meeting") of the shareholders of the Company and submit this Agreement to a vote of such shareholders. The Company, acting through its Board of Directors, shall recommend to its shareholders approval of this Agreement and the Merger and shall use its best efforts to obtain the necessary approval of this Agreement by its shareholders. Unless the Company enters into an agreement with respect to an Overbid Transaction as permitted pursuant to Section 6.2, the Company and the Shareholder Parties shall use their best efforts to obtain the vote of the shareholders of the Company required under the Arizona Act to approve this Agreement.

            SECTION 6.8. Proxy Statement; Schedule 13E-3.

            (a) As promptly as practicable following the date hereof, the Company shall prepare and file with the Commission the Proxy Statement pursuant to the Exchange Act and the Company and the Principal Shareholders shall prepare and file with the Commission the Schedule 13E-3 pursuant to the Exchange Act. The Company shall include in the Proxy Statement the recommendation of the Board of Directors with respect to the approval of the Merger Agreement referred to in the recitals to this Agreement and the written opinion of the Financial Advisor that the Merger is fair to the shareholders of the Company from a financial point of view. The Proxy Statement and Schedule 13E-3 shall comply as to form with the applicable requirements of the Exchange Act and any other provisions of applicable law.

            (b) In preparing the Proxy Statement and the Schedule 13E-3, the Company shall use its best efforts (i) to obtain and furnish all material information required to be included therein pursuant to the Exchange Act and any other provisions of applicable law, (ii) file with the Commission pursuant to the Exchange Act preliminary copies of the Proxy Statement and the Schedule 13E-3 for review and comment, (iii) respond promptly to any comments made by the Commission with respect to the preliminary copies of the Proxy Statement and the
Schedule 13E-3 and (iv) to have the Proxy Statement cleared by the Commission and mailed to the shareholders of the Company at the earliest practicable date. CREC and its counsel shall be given a reasonable opportunity to review and comment upon the Proxy Statement (and any supplements thereto) and the Schedule 13E-3 (and any amendments thereto) prior to the time they are filed with the Commission. The Company and the Principal Shareholders shall provide CREC and its counsel with a copy of any written comments or telephonic notification of any verbal comments that are received by the Company, the Principal Shareholders or their counsel from the Commission or its staff with respect to the Proxy Statement or the Schedule 13E-3 and shall further provide CREC and its counsel with a copy of any written responses and telephonic notification of any verbal responses by the Company, the Principal Shareholders or their counsel.

            (c) If at any time prior to the Closing Date any fact, event or development is discovered by the Company or the Principal Shareholders which is required under applicable law to be set forth in a supplement to the Proxy Statement or an amendment to the Schedule 13E-3, the Company shall prepare and file with the Commission any such supplements and amendments and shall disseminate the same to the Shareholders of the Company in the manner required by applicable law.

            SECTION 6.9. Company Stock Options. The Company shall take all action necessary to terminate the Company Stock Plan and any other employee stock option or similar plans prior to the Effective Time and will use its reasonable best efforts to obtain the written consent of each holder of a Company Stock Option to the transactions contemplated by Section 2.3.

            SECTION 6.10. Indemnification of Directors and Officers.

            (a) The Company shall indemnify and hold harmless each person that is a director or officer of the Company (each, an "Individual Indemnified Party") to the fullest extent permitted under applicable law, the provisions of its Charter and Bylaws as in effect on the date hereof and any indemnification agreement to which the Company and any Individual Indemnified Party are parties from and against all claims, demands, actions, causes of action, suits, proceedings and investigations that are asserted against such Individual Indemnified Party and all losses, claims, damages, liabilities, costs, expenses (including fees and disbursements of counsel), judgments, assessments, fines, penalties and amounts paid in settlement with the consent of the Company that are incurred by or imposed on such Individual Indemnified Party in connection therewith which arise out of or are based upon any actual or alleged acts or omissions on the part of such Individual Indemnified Party prior to the Effective Time, including, but not limited to, acts or omissions arising from or relating to the Merger or any other transactions contemplated by this Agreement. In connection with any such claim, demand, action, cause of action, suit, proceeding or investigation, the Company shall advance the reasonable expenses incurred by each Individual Indemnified Party promptly upon request and delivery of any undertaking required by law.

            (b) In the event that the Company shall fail to comply with any of its obligations set forth in paragraph (a) above for any reason, including as a result of any determination or claim that compliance with such obligations by the Company would be illegal, contrary to public policy or beyond the power of, or otherwise unenforceable against, the Company, CREC shall be responsible therefor and, to the fullest extent permitted by law, shall perform such obligations unconditionally without regard to any defense or other basis for nonperformance which the Company may be entitled to assert (it being understood that CREC hereby expressly waives any such determination or claim as a basis for nonperformance of such obligations to the extent that it may lawfully do so).


            (c) The provisions of this Section 6.10 are intended to be for the benefit of, and shall be enforceable by, each Individual Indemnified Party (each of whom shall be an express third-party beneficiary of this Section 6.10). The obligations of the Company and CREC under this Section 6.10 shall not be terminated or modified in such a manner as to adversely affect any of the Individual Indemnified Parties without the prior written consent of each Individual Indemnified Party affected thereby.

            SECTION 6.11. Notification of Certain Other Matters. The Company and the Shareholder Parties shall promptly notify CREC of:

            (a) any action, suit, inquiry, investigation or proceeding commenced or threatened against or affecting the Company or any of its Subsidiaries which, if pending on the date hereof, would have been required to have been set forth or described in any Schedule required hereby or which relate to the Merger or the other transactions contemplated by this Agreement;

            (b) any notice or other communication from any Person alleging that the Consent of such Person is or may be required in connection with the Merger or the other transactions contemplated by this Agreement;

            (c) any notice or other communication from any Governmental Authority in connection with the Merger or the other transactions contemplated by this Agreement; and

            (d) any fact, development or occurrence that constitutes a Material Adverse Change or, so far as reasonably can be foreseen at the time of its occurrence, is likely to have a Material Adverse Effect.

            SECTION 6.12. Convertible Note. Prior to the Effective Time, the Company shall (i) prepay in cash one-half of the outstanding principal amount of the Convertible Note and (ii) cause the remainder of the outstanding principal amount of the Convertible Note to be converted into Company Shares in accordance with the terms thereof (which Company Shares will, in accordance with and subject to the provisions of Article II, be converted into the Merger Consideration and canceled as of the Effective Time). The Company represents and warrants that, as of the date hereof, the outstanding principal amount of the Convertible Note is $4,100,000 and that the number of Company Shares issuable upon the conversion of one-half of the principal amount thereof is 128,125 and agrees that it shall not take any action which would require the Company to issue a greater number of Company Shares upon the conversion of the Convertible Note.

            SECTION 6.13. Arizona Takeover Statute Matters.

            (a) The Company has taken and shall take all action required in order to ensure that the provisions of the Arizona Business Combination Statute do not prohibit or restrict the Merger or any of the other transactions contemplated hereby.

            (b) The Company hereby represents and warrants to CREC that a committee of disinterested directors of the Company has approved the Subject Share Purchase, which approval satisfies the applicable requirements of Section 2741A.2 of the Arizona Business Combination Statute.

            (c) To the fullest extent permitted by law, the Company hereby irrevocably waives any right that it may have under the Arizona Control Share Acquisition Statute to redeem or repurchase any of the Aggregate Subject Shares at any time after the consummation of the Subject Share Purchase. Unless prohibited by law, the Shareholder Parties shall take all reasonable action within their control necessary to ensure that the Company does not exercise or attempt to exercise any such right.

            (d) If the Subject Share Purchase is consummated, the Company and the Shareholder Parties shall take all reasonable action within their control (including any action required or contemplated by the Arizona Control Share Acquisition Statute) to ensure that the Aggregate Subject Shares will at all times have the same voting rights as any other outstanding Company Shares, unless prohibited by law. Without limiting the generality of the foregoing, if CREC so requests and provides any undertaking required by law (it being expressly understood and agreed that, to the fullest extent permitted by law, the Company hereby irrevocably waives the requirement that any such undertaking be provided by CREC), the Company and the Shareholder Parties shall take all reasonable action within their control necessary (including the preparation, filing and mailing of a proxy statement) in accordance with the applicable provisions of the Arizona Act, the Arizona Control Share Acquisition Statute, the Exchange Act and any other provision of applicable law to convene a meeting of the shareholders of Company as promptly as practicable to consider and vote upon the approval of a resolution providing that the Aggregate Subject Shares will at all times have the same voting rights as any other outstanding Company Shares. Any solicitation by the Company in connection with the approval of the foregoing resolution shall be made in accordance with Regulation 14A under the Exchange Act. The Board of Directors of the Company shall, subject to its fiduciary duties under applicable law, recommend approval of such resolution and the Company and, unless prohibited by law, the Shareholder Parties shall use their reasonable best efforts to obtain such approval.

            SECTION 6.14. Post-Termination Proposal. In consideration of the waivers, representations, warranties, covenants and agreements on the part of the Company and the Shareholder Parties set forth in Section 6.13(b), (c) and
(d), CREC hereby agrees that, if this Agreement is terminated and the Subject Share Purchase is consummated in accordance with the Stock Purchase Agreement, within 30 days after the consummation of the Subject Share Purchase (or, if at the time of the consummation of the Subject Share Purchase, the Company is a party to an agreement with a Third Party with respect to an Overbid Transaction, within 30 days after the termination of such agreement within the time period specified in the last sentence of this Section 6.14), CREC shall make a written proposal (a "Post-Termination Proposal") to the Board of Directors of the Company with respect to a transaction or transactions (a "Post-Termination Transaction") pursuant to which CREC or one or more of its Affiliates would acquire all of the outstanding Company Shares which are held by the Independent Shareholders at a price of $26.75 per share. It is understood and agreed that the form and structure of any Post-Termination Transaction to be proposed by CREC pursuant to this Section 6.14 shall be determined by CREC in its reasonable judgment based upon such regulatory, tax and other considerations as it considers to be relevant; provided, however, that the proposed terms of such transaction, when taken in their entirety, shall be, in the reasonable judgement of the Board of Directors of CREC, no less favorable to the Independent Shareholders than the terms and conditions set forth in this Agreement. Until such time as the Company, the Shareholder Parties and CREC enter into a definitive written agreement with respect to a Post-Termination Transaction, a Post-Termination Proposal shall not give rise to a binding obligation on the part of any of the parties hereto; provided, however, that if the Company notifies CREC within ten days after receipt of such a proposal that it is willing to enter into a Post-Termination Transaction on substantially the terms described in the Post-Termination Proposal, the Company, Shareholder Parties and CREC shall negotiate in good faith with a view toward entering into a definitive written agreement with respect thereto as soon as reasonably practicable. Notwithstanding the foregoing, CREC shall not be obligated to submit a Post-Termination Proposal to the Board of Directors of the Company if, at the time such proposal would otherwise be required to be submitted hereunder, (i) the Company is a party to an agreement with a Third Party with respect to an Overbid Transaction (and such agreement is not terminated within a period of 60 days), (ii) the Company or the Shareholder Parties are in breach in any material respect of their obligations under Section 6.13(b), (c) or (d) or (iii) there shall be issued and in effect any order, writ, injunction, judgment or decree of any federal or state court or other Governmental Authority which has the effect of making illegal, impeding, restraining or prohibiting CREC from making a Post-Termination Proposal, entering into an agreement with respect to such a proposal or consummating a Post-Termination Transaction.

            SECTION 6.15. Supplemental Disclosure. After the date hereof, the Company shall have the continuing obligation promptly to supplement or amend the Schedules required hereby or any writing previously delivered to CREC with respect to any matter hereafter arising or discovered which, if existing or known at the date hereof, would have been required to be set forth or described in a Schedule required hereby or in any writing delivered to CREC; provided, however, that for the purpose of the rights and obligations of the parties hereunder, any such supplemental or amended disclosure shall not be deemed to have been disclosed as of the date hereof unless otherwise agreed to in writing by CREC.


                                  ARTICLE VII.

                              CONDITIONS TO CLOSING

            SECTION 7.1. Conditions to the Obligations of Each of the Parties. The respective obligations of each party to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, prior to or concurrently with the Closing, of the following conditions:

            (a) This Agreement shall have been approved and adopted by the affirmative vote of the holders of at least a majority of the outstanding Company Shares;

            (b) Any waiting period applicable to such transactions under the HSR Act shall have expired or been terminated; and

            (c) No statute, rule, regulation, order, writ, injunction, judgment or decree shall have been enacted, promulgated, entered or enforced by any federal or state court or other Governmental Authority which has the effect of making illegal, impeding or otherwise restraining or prohibiting such transactions.

            SECTION 7.2. Conditions to the Obligations of CREC. The obligations of CREC to consummate the CREC Stock Purchase and the other transactions contemplated by this Agreement shall be subject to the fulfillment, prior to or concurrently with the Closing, of the following conditions (any one or more of which may be waived, in whole or in part, by CREC):

            (a) Each of the representations and warranties of the Company contained in this Agreement (as qualified by the Schedules delivered to CREC hereunder, as the same are supplemented from time to time pursuant to Section
6.15 with the consent of CREC), shall be true and correct as of the Closing Date as if made on such date and each of the representations and warranties of the Shareholder Parties contained in this Agreement shall be true and correct in all material respects as of the Closing Date as if made on such date; provided, however, that the failure of any such representations or warranties of the Company to be true and correct shall not be a condition to the obligations of CREC unless the Claims Reserve is less than or equal to zero;

            (b) The Company, the Holding Company and the Shareholder Parties shall have performed and complied in all material respects with all provisions, covenants and conditions contained in this Agreement which are required to be performed or complied with by them prior to or on the Closing Date;

            (c) There shall be no Company Stock Options outstanding immediately prior to the Effective Date;

            (d) The Company and the Shareholder Parties shall have delivered to CREC certificates, dated as of the Closing Date, which in the case of the certificate delivered by the Company, shall be executed by the chief executive officer and chief financial officer of the Company, certifying that, to the best of their knowledge, the conditions specified in paragraphs (a) and (b) above have been fulfilled; and

            (e) CREC shall have received an opinion, dated as of the Closing Date, of Osborn Maledon, counsel for the Company, in the form attached as Exhibit E hereto.

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            SECTION 7.3. Conditions to the Obligations of the Company and the
Shareholder Parties. The obligations of the Company and the Shareholder Parties to consummate the Merger, the Shareholder Party Contribution and the other transactions contemplated by this Agreement shall be subject to the fulfillment, prior to or concurrently with the Closing, of the following conditions (any one or more of which may be waived, in whole or in part, by the Company and the Shareholder Parties jointly):

            (a) Each of the representations and warranties of CREC contained in this Agreement shall be true and correct in all material respects as of the Closing Date as if made on such date;

            (b) CREC shall have performed and complied in all material respects with all provisions, covenants and conditions contained in this Agreement which are required to be performed or complied with by it prior to or on the Closing Date;

            (c) CREC shall have delivered to the Company and the Shareholder Parties a certificate, dated as of the Closing Date, which shall be executed by the chief executive officer and chief financial officer of CREC, certifying that, to the best of their knowledge, the conditions specified in paragraphs (a) and (b) above have been fulfilled;

            (d) The Company shall have received an opinion, dated as of the Closing Date, of Raymond G. Smerge, Vice President and Chief Legal Officer of CREC, in the form attached as Exhibit F.


                                  ARTICLE VIII.

                                 INDEMNIFICATION

            SECTION 8.1. Indemnification by the Shareholder Parties. In accordance with the terms and subject to the conditions of this Article VIII, the Shareholder Parties shall jointly and severally indemnify and hold harmless CREC and its Representatives for, from and against any and all demands, claims, actions, causes of action, proceedings, assessments, losses, damages, liabilities, settlements, judgments, fines, penalties, interest, costs and expenses (including fees and disbursements of counsel) which are asserted against, imposed upon or incurred by any such Person as a result of or in connection with the breach or alleged breach by the Shareholder Parties of any of their representations, warranties, covenants or agreements contained in this Agreement (the "CREC Claims"); provided, however, that the Shareholder Parties shall only be obligated to indemnify CREC and its Representatives pursuant to this Section 8.1 if and to the extent that the aggregate of all CREC Claims for which any Persons have sought or are seeking indemnification hereunder exceeds $50,000.

            SECTION 8.2. Indemnification by CREC. In accordance with the terms and subject to the conditions of this Article VIII, CREC shall indemnify and hold harmless the Shareholder Parties and their Representatives for, from and against any and all demands, claims, actions, causes of action, proceedings, assessments, losses, damages, liabilities, settlements, judgments, fines, penalties, interest, costs and expenses (including fees and disbursements of counsel) which are asserted against, imposed upon or incurred by any such Person as a result of or in connection with the breach or alleged breach by CREC of any of its representations, warranties, covenants or agreements contained in this Agreement (the "Shareholder Party Claims"); provided, however, that CREC shall only be obligated to indemnify the Shareholder Parties and their Representatives pursuant to this Section 8.2 if and to the extent that the aggregate of all Shareholder Party Claims for which any Persons have sought or are seeking indemnification hereunder exceeds $50,000.

            SECTION 8.3. Third-Party Claims; Procedures. The obligations of the parties provided for under Sections 8.1 and 8.2 hereof in respect of any CREC Claims or Shareholder Party Claims, as the case may be ("Claims"), made or asserted by a third party ("Third-Party Claims") shall be performed in accordance with the following procedures:

            (a) Each Person entitled to indemnification under Section 8.1 or 8.2 hereof (each, an "Indemnified Party") shall give the party or parties from whom it is seeking indemnification hereunder (collectively, the "Indemnifying Party") written notice as promptly as reasonably practicable after the written assertion of any Third-Party Claim or commencement of any action, suit or proceeding in respect thereof; provided, however, that, if an Indemnified Party fails to give Indemnifying Party written notice as provided herein, Indemnifying Party shall only be relieved of its obligations under this Article VIII in respect of such Third-Party Claim if and to the extent that the Indemnifying Party is materially prejudiced thereby (whether as a result of the forfeiture of substantive defenses or otherwise).

            (b) Promptly after receipt of written notice of a Third-Party Claim as contemplated by Section 8.3(a), the Indemnifying Party shall (or, in the case of the Shareholder Parties, may in their sole discretion elect to) assume the defense of such Third-Party Claim with counsel reasonably satisfactory to the Indemnified Party; provided, however, that (i) if the Indemnifying Party fails, within a reasonable time after receipt of written notice of such Third-Party Claim, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party, the Indemnified Party shall have the right to undertake the defense, compromise and settlement of such Third-Party Claim on behalf of and for the account and risk of the Indemnifying Party, subject to the right of the Indemnifying Party (upon notifying the Indemnified Party of its election to do so) to assume the defense of such Third-Party Claim with counsel reasonably satisfactory to the Indemnified Party at any time prior to the settlement, compromise, judgment or other final determination thereof, (ii) if in the reasonable judgment of the Indemnified Party a direct or indirect conflict of interest exists between the Indemnified Party and the Indemnifying Party in respect of the Third-Party Claim or any other fact, condition or circumstance exists such that the assumption of the defense of such Third Party Claim by the Indemnifying Party would materially and adversely affect the Indemnified Party, the Indemnified Party shall (upon written notice to the Indemnifying Party of its election to do so) have the right to undertake the defense, compromise and settlement of such Third-Party Claim on behalf of and for the account and risk of the Indemnifying Party (it being understood and agreed that the Indemnifying Party shall not be entitled to assume the defense of such Third-Party Claim), (iii) if the Indemnified Party in its sole discretion so elects, it shall be entitled to employ separate counsel and to participate in the defense of such Third-Party Claim (and the Indemnifying Party shall cooperate with the Indemnified Party so as to allow it to participate in the defense thereof), but the fees and expenses of counsel so employed shall (except as otherwise contemplated by clauses (i) and (ii) above) be borne solely by the Indemnified Party and (iv) the Indemnifying Party shall not (A) settle or compromise any Third-Party Claim, or consent to the entry of any judgment relating thereto, that does not include as an unconditional term thereof the grant by the claimant or plaintiff to each Indemnified Party of a release from any and all liability in respect thereof or (B) settle or compromise any Third-Party Claim, or consent to the entry of any judgment relating thereto, that would materially and adversely affect the Indemnified Party other than as a result of money damages or other money payments to be fully paid by the Indemnifying Party, without the prior written consent of the Indemnified Party.


                                   ARTICLE IX.

                                   TERMINATION

            SECTION 9.1. Termination. This Agreement may be terminated at any time prior to the Effective Time, whether prior to or after the approval of this Agreement by the shareholders of the Company, as follows:

            (a) by mutual written consent of CREC and the Company;

            (b) by either CREC or the Company if:

            (i) any federal or state court or other Governmental Authority shall have issued an order, writ, injunction, judgment or decree which shall have the effect of making illegal, impeding or otherwise restraining or prohibiting the transactions contemplated hereby and such order, writ, injunction, judgment or decree shall have become final and nonappealable; or

            (ii) the condition to the obligations of the parties set forth in
      Section 7.1(a) shall not have been satisfied by reason of the failure to obtain the required vote of the shareholders of the Company at the Special Meeting or any adjournment thereof;

            (c) by CREC if:

            (i) the Overbid Transaction Conditions shall have been satisfied;

            (ii) there shall have been any violation or breach in any material respect on the part of the Company or any of the Shareholder Parties of any covenant or agreement contained in Sections 6.2 through 6.8, inclusive, and Section 6.12;

            (iii) there shall have been any violation or breach in any material respect on the part of the Company or any of the Shareholder Parties of any covenant or agreement (other than the covenants and agreements referred to in clause (ii) above) contained in this Agreement which shall not have been cured within 30 days after receipt of notice of such violation or breach from CREC;

            (iv) there shall have been any violation or breach on the part of the Company or any violation or breach in any material respect on the part of the Shareholder Parties of any representation or warranty contained in this Agreement (except that CREC may not terminate this Agreement pursuant to this clause (iv) as a result of any violation or breach on the part of the Company of any such representation or warranty unless the Claims Reserve is less than or equal to zero); or

            (v) the Merger shall not have been consummated prior to or on December 31, 1997;

provided, however, that, in the case of any termination pursuant to clause
(iii), (iv), or (v) above, CREC has diligently and in good faith performed or complied in all material respects with the agreements and covenants required to be performed by it hereunder; or

            (d) by the Company and the Shareholder Parties jointly if

            (i) the Board of Directors of the Company shall have modified or withdrawn, in a manner adverse to CREC, the approval or recommendation by such Board of Directors of this Agreement or the Merger and shall have authorized the Company to enter into an agreement with a Third Party with respect to an Acquisition Proposal as permitted pursuant to Section 6.2;

            (ii) there shall have been any violation or breach in any material respect on the part of CREC of any covenant or agreement contained in this Agreement which shall not have been cured within 30 days after receipt of notice of such violation or breach from the Company;

            (iii) there shall have been any violation or breach in any material respect on the part of CREC of any representation or warranty contained in this Agreement; or

            (iv) the Merger shall not have been consummated prior to or on December 31, 1997;

provided, however, that, in the case of any termination pursuant to clause (ii),
(iii) or (iv) above, the Company and the Shareholder Parties have diligently and in good faith performed or complied in all material respects with the agreements and covenants required to be performed by them hereunder.

            SECTION 9.2. Effect of Termination. In the event of the termination of this Agreement in accordance with Section 9.1 hereof, this Agreement shall forthwith become void and of no further force or effect, and there shall be no liability hereunder on the part of any party or its Affiliates, directors, officers, shareholders, agents or other representatives; provided, however, that
(i) this Section 9.2 and Sections 6.13, 6.14, 9.3, 11.2, 11.4, 11.8, 11.9 and
11.10 shall survive any termination of this Agreement and (ii) nothing contained herein shall relieve any party from liability for any breach of this Agreement.

            SECTION 9.3. Termination Payments.

            (a) If this Agreement is terminated for any reason (other than pursuant to the provisions of Section 9.1(a), (b)(i) (solely by reason of an order, writ, injunction, judgment or decree issued in an action brought by a plaintiff that is a Governmental Authority), (c)(v), (d)(ii) or (d)(iii)), the Company shall pay to CREC the Termination Payments, which payments shall be made in immediately available funds no later than one Business Day after the date of termination hereof.

            (b) If this Agreement is terminated pursuant to the provisions of
Section 9(c)(v), (d)(ii) or (d)(iii), CREC shall pay to the Company the Termination Payments, which payments shall be made in immediately available funds no later than one Business Day after the date of termination hereof.

            (c) Any amounts payable pursuant to this Section 9.3 shall be paid without set-off or deduction.


                                   ARTICLE X.

                                   DEFINITIONS

            SECTION 10.1. Definitions.

            (a) As used in this Agreement, the terms set forth below shall have the following meanings:

            "Acquisition Proposal" means a proposal by a Third Party relating to an acquisition (whether by merger, consolidation, purchase of assets, purchase of stock or otherwise) of the Company or any of its capital stock (other than an acquisition of capital stock in connection with the prepayment or conversion of the outstanding principal amount of the Convertible Note in accordance with
Section 6.12 or the exercise of any outstanding Company Stock Options) or any substantial part of its assets or any other business combination or transaction of a similar nature that is inconsistent with the Merger or the other transactions contemplated by this Agreement; provided, however, that the term

"Acquisition Proposal" shall not include any proposal relating to a Permitted Sale Transaction.

            "Affiliate" means, with respect to any Person, any other Person who, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether by contract or otherwise.

            "Arizona Act" means the Arizona Business Corporation Act as set forth in Sections 120 et seq. of Title 10 of the Arizona Revised Statutes, as amended (including any successor statute).

            "Arizona Business Combination Statute" means the provisions of the Arizona Corporate Takeovers Statute with respect to certain business combinations set forth in Sections 2741 et seq. of Title 10 of the Arizona Revised Statutes, as amended (including any successor statute).

            "Arizona Commission" means the Arizona Corporation Commission.

            "Arizona Corporate Takeovers Act" means the act relating to Corporate Takeovers set forth in Sections 2701 et seq. of Title 10 of the Arizona Revised Statutes, as amended (including any successor statute).

            "Arizona Control Share Acquisition Statute" means the provisions of the Arizona Corporate Takeovers Statute with respect to certain control share acquisitions set forth in Section 2721 et seq. of Title 10 of the Arizona Revised Statutes, as amended (including any successor statute).

            "Business Day" means any day except a Saturday, Sunday or federal holiday.

            "Bylaws" means, with respect to any corporation, the bylaws of such corporation, as in effect from time to time.

            "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

            "CERCLIS" means the Comprehensive Environmental Response, Compensation and Liability Information System.

            "Charter" means, with respect to any corporation, the certificate or articles of incorporation (or similar governing document) of such corporation, as in effect from time to time.

            "Claims Adjusted Consolidated Net Worth" means as of any date the excess of (i) the Consolidated Net Worth of the Company as of the end of the most recently completed calendar month over (ii) the aggregate amount of all assessments, losses, damages, liabilities, settlements, judgments, fines, penalties, interest, costs and expenses (including fees and disbursements of counsel) which have been or are reasonably likely to be imposed upon or incurred by either the Company or CREC as a result of or in connection with the violation or breach by the Company of any of its representations and warranties contained in this Agreement (it being understood and agreed that, for purposes for this definition, all such representations and warranties shall be construed as if they were not qualified in any manner as to materiality).

            "Claims Reserve" means as of any date the excess, if any, of (i) the Claims Adjusted Consolidated Net Worth of the Company over (ii) $26,170,656 (which represents the Consolidated Net Worth of the Company as of September 30, 1996, less $2,500,000).

            "Closing Date" means the date upon which the Closing occurs in accordance with Section 1.8.

            "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act or the Exchange Act.

            "Company Stock Options" means options to purchase Company Common Stock under the Company Stock Plan.

            "Company Stock Plan" means the 1985 Stock Option Plan of the
Company.

            "Confidentiality Agreement" means the letter agreement, dated as of September 20, 1996, between the Company and CREC.

            "Consent" means any consent, approval, permit, notice, action or other authorization of any Person not a party to this Agreement.

            "Consolidated Net Worth" means, with respect to the Company, the consolidated shareholders' equity of the Company and its Subsidiaries, as determined in accordance with GAAP, applied on a basis consistent with the Company Financial Statements.

            "Contributed Company Shares" means the Company Shares owned as of the date hereof by the Shareholder Parties which are set forth on Exhibit C under the caption "Contributed Company Shares."

            "Contract" means any contract, subcontract, letter contract, agreement, purchase order, delivery order, arrangement, understanding or other instrument, obligation or commitment of any kind or character (whether oral or written).

            "Convertible Note" means the promissory note, dated as of April 28, 1994, in the aggregate principal amount of $4,100,000 issued by the Company to Carl H. Osterman, as trustee of the CAVCO Convertible Note Trust, in accordance with the Loan Agreement, dated as of April 28, 1994, by and among the Company and such trustee.

            "CREC Holding Company Shares" means a number of Holding Company Shares which bears the same ratio to the number of Holding Company Shares to be held by the Shareholder Parties after giving effect to the Shareholder Party Contribution as the number of Company Shares that are converted into the Merger Consideration pursuant to Section 2.1(a) (plus any Dissenting Company Shares) bears to the total number of Contributed Company Shares.

            "CREC Purchase Price" means an amount equal to the product of (i) the number of Company Shares that are outstanding immediately prior to the Effective Time (other than the Contributed Company Shares) and (ii) $26.75.

            "Encumbrance" means (i) with respect to any capital stock or other equity securities of any corporation, partnership or other Person, any Lien, charge, claim, encumbrance, limitation or restriction applicable to or affecting such capital stock, equity securities or ownership interest (including any restriction on the right to vote, sell or otherwise dispose of such capital stock, equity securities or other ownership interest) and (ii) with respect to any Real Property or Personal Property (other than any capital stock or other equity securities of any corporation, partnership or other Person), any Lien, defect in title, easement, covenant, restriction, claim, charge, levy or assessment against or relating to any portion of such Real Property or Personal Property.

            "Environmental Claim" means any claim (including, but not limited to, any claim under CERCLA), action, cause of action, investigation or notice by any Person alleging potential liability (including, but not limited to, potential liability for investigatory costs, assessment costs, cleanup costs, response costs, natural resources damages, property damages, personal injuries, or penalties) arising out of, based on or resulting from (a) the release by the Company into the environment of any Hazardous Materials at any location, whether or not owned by the Company, (b) the presence of any Hazardous Materials at any location owned or leased by the Company or (c) circumstances forming the basis of any liability under or any violation of any Environmental Law.

            "Environmental Laws" means all federal, state, local and foreign laws (including common law), statutes, codes, ordinances, rules and regulations relating to pollution or protection of human health or the environment (including, but not limited to, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws, statutes, codes, ordinances, rules and regulations relating to emissions, discharges, releases or threatened releases of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended (including any successor statute).

            "ERISA Affiliate" means, with respect to the Company, any corporation or other trade or business under common control with the Company (within the meaning of Section 414 of the Internal Revenue Code or Section 4001(a)(14) or 4001(b) of ERISA).

            "Exchange Act" means the Securities Exchange Act of 1934, as amended (including any successor statute).

            "GAAP" means United States generally accepted accounting principles as in effect at the time of the application thereof as described in or contemplated by this Agreement.

            "Governmental Authority" means any nation or government, any state or political subdivision thereof, any federal or state court and any other agency or authority exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            "Hazardous Materials" means (i) any substance, material or waste defined or characterized as hazardous, extremely hazardous, toxic or dangerous within the meaning of any Environmental Law, (ii) any substance, material or waste classified as a contaminant or pollutant under any Environmental Law or
(iii) any other substance (including, but not limited to, petroleum), material or waste, the manufacture, processing, distribution, use, treatment, storage, placement, disposal, removal or transportation of which is subject to regulation under any Environmental Law.

            "Holding Company Common Stock" means the common stock, par value $.01 per share, of the Holding Company.

            "Holding Company Shares" means shares of Holding Company Common
Stock.

            "HSR Act" means Section 7A of the Clayton Act (Title II of the Hart-Scott-Rodino Antitrust Improvements Act of 1976), as amended (including any successor statute).

            "Intellectual Property Rights" means all (i) patents, patent applications, patent disclosures and inventions, (ii) trademarks, service marks, trade dress, trade names, logos and corporate names and registrations and applications for registration thereof, (iii) copyrights (registered or unregistered) and copyrightable works and registrations and applications for registration thereof, (iv) computer software, data, data bases and documentation thereof, (v) trade secrets and other confidential information (including, but not limited to, ideas, formulas, compositions, inventions (whether patentable or unpatentable and whether or not reduced to practice), know-how, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, copyrightable works, financial and marketing plans and customer and supplier lists and information), (vi) other intellectual property rights and (vii) all goodwill associated with any of the foregoing intellectual property rights.

            "Internal Revenue Code" means the Internal Revenue Code of 1986, as the same may be amended from time to time (including any successor statute).

            "Leasing Business" means the business conducted by the Company and its Subsidiaries which relates to the sale and leasing of temporary security storage containers and trailer vans, as described in the Company's most recent Annual Report on Form 10-K filed with the Commission.

            "Lien" means (i) any mortgage, pledge, hypothecation, assignment, security interest, option, lien or any preference, priority or other right or interest granted pursuant to a security agreement or preferential arrangement of any kind or character whatsoever (including, but not limited to, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction) and (ii) any other lien, charge, levy or encumbrance, whether arising by operation of law or otherwise.

            "Material Adverse Change" means a material adverse change in the business, prospects, properties, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole.

            "Material Adverse Effect" means a material adverse effect on the business, prospects, properties, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole.

            "Merger Subsidiary Common Stock" means the common stock, without par value, of the Merger Subsidiary.

            "Merger Subsidiary Shares" means shares of Merger Subsidiary Common Stock.

            "Overbid Negotiation Conditions" means, in the case of any Qualified Acquisition Proposal, each of the following conditions:

            (i) the Company has complied fully and in a timely manner with its obligations to notify CREC of the receipt of such Qualified Acquisition Proposal (and the identity of the offeror and the material terms of such proposal) in accordance with Section 6.2(b);

            (ii) the Company has delivered an Overbid Notice to CREC with respect to such Qualified Acquisition Proposal; and

            (iii) CREC has not delivered to the Company a Topping Offer with respect to such Qualified Acquisition Proposal.

            "Overbid Notice" means a written notice from the Company to CREC stating that the Board of Directors of the Company or the Special Committee has determined that an Acquisition Proposal received by the Company from a Qualified Third Party constitutes a Qualified Acquisition Proposal (which notice shall be accompanied by copies of the documentation received by the Company from such Qualified Third Party setting forth the material terms of such Qualified Acquisition Proposal).

            "Overbid Transaction" means a transaction contemplated by an Acquisition Proposal received from a Qualified Third Party (i) which would provide for consideration attributable to the Company Shares held by the Independent Shareholders having a fair market value, as reasonably determined by the Board of Directors of the Company after consultation with its financial advisors, that is at least $1,000,000 greater than the product of (A) $26.75 and
(b) the total number of Company Shares held by the Independent Shareholders,
(ii) the terms and conditions of which, when taken in their entirety, are no less favorable to the Independent Shareholders than the terms and conditions set forth in this Agreement and (iii) which is not subject to any conditions or other limitations as a result of which such transaction is not reasonably likely to be consummated on the terms proposed by the Qualified Third Party.

            "Overbid Transaction Conditions" means, in the case of a Qualified Acquisition Proposal, each of the following conditions:

            (i) each of the Overbid Negotiation Conditions shall have been satisfied with respect to such Qualified Acquisition Proposal;

            (ii) at least ten days shall have expired from the date upon which the Company delivered to CREC an Overbid Notice with respect to such Qualified Acquisition Proposal and CREC shall not have delivered a Topping Offer to the Company;

            (iii) the terms of the Qualified Acquisition Proposal shall not have been modified in any manner materially adverse to the Company or the Independent Shareholders since the date of the Overbid Notice (it being understood and agreed that, if the terms of the Qualified Acquisition Proposal shall have been so materially modified, the Company shall be required to deliver a new Overbid Notice to CREC in order for the conditions set forth in this definition to be satisfied); and

            (iv) the Company shall have paid to CREC the full amount of the Termination Payments.

            "Permitted Encumbrances" means:

            (i) tax liens with respect to taxes not yet due and payable or which are being diligently contested in good faith by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP, consistently applied;

            (ii) interests or title of a lessor as lessor under any lease disclosed in writing to CREC;

            (iii) mechanics' or materialmen's liens or encumbrances arising in the ordinary course of business, if the underlying obligations are not overdue for a period of more than 90 days;

            (iv) deposits made in the ordinary course of business to secure contractual or other obligations of the Company or any of its Subsidiaries, if the underlying obligations are not overdue for a period of more than 90 days;

            (v) easements, rights-of-way, restrictions and other similar charges and encumbrances on Real Property not materially interfering with the conduct of the business of the Company and its Subsidiaries or materially detracting from the use, value or marketability of such Real Property; and

            (vi) other Liens in existence on the date hereof which are described in the Schedules to this Agreement.

            "Permitted Sale Transaction" means any sale or disposition by the Company or its Subsidiaries (whether through a stock sale, asset sale, joint venture or otherwise) of the Leasing Business or the Real Estate Development Business, in whole or in part, if such sale or disposition does not have the purpose or effect of hindering, preventing or delaying the consummation of the Merger or the other transactions contemplated by this Agreement.

            "Person" means any individual, corporation, partnership, association, trust or any other entity or organization of any kind or character, including a Governmental Authority.

            "Personal Property" means all furniture, fixtures, machinery, equipment, supplies and other tangible personal property.

            "Proxy Statement" means a letter to shareholders, notice of meeting, proxy statement and form of proxy to the shareholders of the Company to be distributed by the

Company to its shareholders in connection with the approval and adoption of this Agreement.

            "Qualified Centex Subsidiary" means a Subsidiary of Centex Corporation of which at least 80% of the outstanding capital stock and other equity securities are owned, directly or indirectly, by Centex Corporation.

            "Qualified Acquisition Proposal" means a bona fide, unsolicited Acquisition Proposal received by the Company from a Qualified Third Party which the Board of Directors of the Company or the Special Committee has reasonably determined would, if consummated, constitute an Overbid Transaction.

            "Qualified Third Party" means a Third Party who the Board of Directors of the Company or the Special Committee has reasonably determined is financially able to consummate an Overbid Transaction.

            "Real Property" means all real property or real estate, all buildings and improvements thereon and all rights under any contracts, options, easements, declarations or other agreements and instruments affecting or relating to any of the foregoing.

            "Real Estate Development Business" means the business conducted by the Company and its Subsidiaries which relates to the development of housing subdivisions and the sale of manufactured, modular and conventional housing units or lots located therein, as described in the Company's most recent Annual Report on Form 10-K filed with the Commission.

            "Representatives" means, with respect to any of the parties hereto, the Affiliates, directors, officers, agents or other representatives of such party, including, but not limited to, any investment banker, financial advisor, attorney or accountant.

            "Securities Act" means the Securities Act of 1933, as amended (including any successor statute).

            "Schedule 13E-3" means a transaction statement on Schedule 13E-3 to be filed by the Company and the Principal Shareholders with the Commission pursuant to Section 13(e)(3) of the Exchange Act and Rule 13e-3 thereunder in connection with the Merger or the other transactions contemplated by this Agreement.

            "Special Committee" means the special committee of the Board of Directors of Company established in connection with the negotiation and consideration of the Merger and the other transactions contemplated hereby from the perspective of the Independent Shareholders.

            "Subsidiary" means, with respect to any Person, (i) any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned directly or indirectly by such Person or
(ii) any partnership, limited liability company or other unincorporated entity of which such Person or any of its Subsidiaries is a general partner or manager or of which such Person directly or indirectly owns partnership interests or limited liability company interests which entitle it to receive more than 50% of the distributions made by such partnership or limited liability company.

            "Tax Returns" means any returns, declarations, reports, claims for refund and informational returns or statements relating to Taxes, including any schedules or attachments thereto.

            "Taxes" means all taxes, charges, fees, levies or other assessments (including, but not limited to, income, gross receipts, excise, property, sales, occupation, use, service, service use, license, payroll, franchise, transfer and recording taxes, fees and charges) imposed by any Governmental Authority, whether computed on a separate, consolidated, unitary or combined basis or in any other manner, and includes any interest, penalties and additions to any Tax.

            "Termination Payments" means the following amounts:

            (i) a fee of $2,500,000 in cash;

            (ii) reimbursement of all Transaction Expenses incurred by the party entitled to receive the Termination Payments (the "Recipient") in an amount of up to $300,000 in the aggregate; and

            (iii) in the event that the Company or CREC, as the case may be, shall fail to pay the Recipient any of the foregoing payments when due, the costs and expenses actually incurred or accrued by the Recipient (including, but not limited to, reasonable fees and expenses of counsel) in connection with the collection under and enforcement of Section 9.3, together with interest on such unpaid Termination Payments, commencing on the date that such payments became due, at a rate of 10% per annum.

            "Third Party" means any Person other than CREC and its respective Affiliates.

            "Topping Offer" means, with respect to any Qualified Acquisition Proposal, a written offer by CREC to amend this Agreement in order to provide for consideration attributable to the Company Shares held by the Independent Shareholders having a value at least $1,000,000 greater than the value of the consideration provided to the Independent Shareholders under such Qualified Acquisition Proposal, which offer shall state that it may not be withdrawn or revoked by CREC unless the parties hereto do not enter into an amendment to this Agreement to reflect the acceptance of the Topping Offer by the Company and the Shareholder Parties within ten calendar days after receipt thereof by the Company.

            "Transaction Expenses" means, with respect to any party, all expenses and fees (including, but not limited to, fees and expenses payable to all investment banking firms and all fees of counsel, accountants, experts and consultants) actually incurred or accrued by such party or on its behalf in connection with the Merger or the other transactions contemplated by this Agreement, including, but not limited to, all expenses and fees in connection with the negotiation, preparation, execution and performance of this Agreement and the structuring, consummation or implementation of the Merger or the other transactions contemplated thereby.

            (b) Each of the terms set forth below has the meaning specified in the provision set forth opposite such term in the following table:

      Term                              Provision
      ----                              ---------
      Aggregate Subject Shares          Recitals
      Antitrust Division                Section 6.6
      Articles of Merger                Section 1.2
      Certificates                      Section 2.5(b)
      Claims                            Section 8.3
      Closing                           Section 1.8(a)
      Commission Reports                Section 3.9
      Company                           Introductory paragraph
      Company Common Stock              Recitals
      Company Financial Statements      Section 3.10
      Company Share                     Recitals
      Commission Reports                Section 3.9

      CREC                              Introductory paragraph
      CREC Claims                       Section 8.1
      CREC Stock Purchase               Section 1.7
      Dissenting Company Shares         Section 2.4(a)
      Effective Time                    Section 1.2
      Employee Benefit Plans            Section 3.19(a)
      Fairness Advisor                  Section 3.6
      Fairness Opinion                  Section 3.6
      FTC                               Section 6.6
      Holding Company                   Introductory paragraph
      Indemnified Party                 Section 8.3(a)
      Indemnifying Party                Section 8.3(a)
      Individual Indemnified Party      Section 6.10(a)
      Identified Contracts              Section 3.14(b)(i)
      Independent Shareholders          Recitals
      Key Employees                     Section 6.1
      Latest Balance Sheet              Section 3.10
      Merger                            Recitals
      Merger Consideration              Section 2.1(a)
      Merger Subsidiary                 Introductory paragraph
      Paying Agent                      Section 2.5(a)
      Permits                           Section 3.22
      Principal Shareholders            Introductory paragraph
      Qualified Plans                   Section 3.19(b)
      Shareholder Parties               Introductory paragraph
      Shareholder Party Claims          Section 8.2
      Shareholder Party Contribution    Section 1.7
      Shareholders' Agreement           Section 1.7
      Special Meeting                   Section 6.7
      Stock Purchase Agreement          Recitals
      Subject Share Purchase            Recitals
      Surviving Corporation             Section 1.1
      Third-Party Claims                Section 8.3
      Voting Agreement                  Recitals

                                   ARTICLE XI.

                                  MISCELLANEOUS

            SECTION 11.1. Survival of Representation and Warranties. The representations and warranties made by the Company in this Agreement shall not survive the Merger. The representations and warranties made by CREC and the Shareholder Parties in this Agreement shall survive the Merger and the other transactions contemplated hereby and shall continue in effect after the Closing Date.

            SECTION 11.2. Fees and Expenses. Except as expressly provided herein, all fees and expenses incurred by any of the parties hereto in connection with this Agreement or the Merger or the other transactions contemplated hereby shall be borne and paid solely by the party incurring such fees and expenses.

            SECTION 11.3. Notices. All notices and other communications hereunder shall be in writing and shall be given by delivery in person, by registered or certified mail (return receipt requested and with postage prepaid thereon) or by cable, telex or facsimile transmission to the parties at the following addresses (or at such other address as any party shall have furnished to the others in accordance with the terms of this Section 11.3):

            if to CREC:

            Centex Real Estate Corporation
            2728  North Harwood
            Dallas, Texas 75201-1516
            Facs: (214) 981-6859
            Attention: David W. Quinn

            with copies to (which shall not constitute notice to CREC):

            Centex Corporation
            2728  North Harwood
            Dallas, Texas 75201-1516
            Facs: (214) 981-6859
            Attention: Laurence E. Hirsch and Raymond G. Smerge

            and

            Baker & Botts, L.L.P.
            2001 Ross Avenue
            Dallas, Texas  75201
            Facs: (214) 953-6503
            Attention: Geoffrey L. Newton

            if to the Company:

            Cavco Industries, Inc.
            1001 N. Central Avenue
            Eighth Floor
            Phoenix, Arizona 85004
            Facs: (602) 256-6189
            Attention: Al R. Ghelfi

            with copies to (which shall not constitute notice to the Company):

            Osborn Maledon
            2929 North Central Avenue
            Phoenix, Arizona 85012
            Facs: (602) 235-9444
            Attention: William M. Hardin
            if to any of the Shareholder Parties:

            Al R. and Janet M. Ghelfi
            c/o Cavco Industries, Inc.
            1001 N. Central Avenue
            Eighth Floor
            Phoenix, Arizona 85004
            Facs: (602) 256-6189

            with copies to (which shall not constitute notice to the Shareholder Parties):

            Osborn Maledon
            2929 North Central Avenue
            Phoenix, Arizona 85012
            Facs: (602) 235-9444
            Attention: William M. Hardin

All notices and other communications hereunder that are addressed as provided in or pursuant to this Section 11.3 shall be deemed duly and validly given (a) if delivered in person, upon delivery, (b) if delivered by registered or certified mail (return receipt requested and with postage paid thereon), 72 hours after being placed in a depository of the United States mails and (c) if delivered by cable, telex or facsimile transmission, upon transmission thereof and receipt of the appropriate answerback.

            SECTION 11.4. Public Announcements. The timing and content of any public announcement by any party with respect to this Agreement will be mutually agreed upon by the Company and CREC, except as otherwise required by applicable law, stock exchange requirements or Nasdaq designation requirements. If either the Company or CREC determines that a public announcement is required by applicable law, stock exchange requirements or Nasdaq designation requirements, prior to making such announcement, it will consult with the other party regarding the substance thereof.

            SECTION 11.5. Amendment; Waivers. The terms and provisions of this Agreement may be modified or amended only by a written instrument executed by each of the parties hereto, and compliance with any term or provision hereof may be waived only by a written instrument executed by each party entitled to the benefits of the same. Except as expressly provided herein to the contrary, no failure to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege granted hereunder.

            SECTION 11.6. Entire Agreement. This Agreement (including the Exhibits and Schedules hereto and the certificates, opinions and documents delivered in accordance with the provisions hereof) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior written or oral agreements and understandings and all contemporaneous oral agreements and understandings among the parties or any of them with respect to the subject matter hereof. All Exhibits and Schedules hereto and certificates, opinions and other documents delivered in accordance with the provisions hereof are expressly made a part of this Agreement.

            SECTION 11.7. No Additional Representations and Warranties. Each of the parties hereto expressly disclaims any and all representations and warranties in connection with this Agreement, the Merger and the other transactions contemplated hereby, other than the representations and warranties expressly made by such party in this Agreement (including the Exhibits hereto and other documents referred to herein.) Without limiting the generality of the foregoing, none of the Shareholder Parties shall have any liability to CREC, whether in their capacities as controlling shareholders or otherwise, as a result of any failure of the representations and warranties made by the Company pursuant to this Agreement to be true and correct.

            SECTION 11.8. Parties in Interest; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (it being understood and agreed that, except as expressly provided herein, nothing contained in this Agreement is intended to confer any rights, benefits or remedies of any kind or character on the holders of Company Shares or any other Person under or by reason of this Agreement). No party may assign this Agreement without the prior written consent of each of the other parties hereto; provided, however, that (i) any Shareholder Party may assign its rights and delegate its duties under this Agreement to any other Shareholder Party and (ii) CREC may assign its rights and delegate its duties under this Agreement to any Qualified Centex Subsidiary, in each case without the consent of any other party; provided, however, that no such assignment or delegation by a Shareholder Party or CREC shall relieve such party of any of its obligations hereunder to the extent that such obligations are not performed by the assignee. It is expressly understood and agreed that any attempted or purported assignment by any party of this Agreement in violation of this Section
11.8 shall be null and void.

            SECTION 11.9. Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Arizona, without regard to any principles of conflicts of law that would result in the application of the laws of any other jurisdiction.

            SECTION 11.10. Severability. In the event any provision contained herein shall be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of any such provision in every other respect and the validity, legality and enforceability of the remaining provisions contained in this Agreement shall not be in any way impaired thereby.

            SECTION 11.11. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with the terms hereof. Accordingly, the parties agree that each of them shall be entitled to injunctive relief to prevent breaches of the terms of this Agreement and to specific performance of the terms hereof, in addition to any other remedy now or hereafter available at law or in equity, or otherwise.

            SECTION 11.12. Interpretation.

            (a) The headings herein are for convenience of reference only, do not constitute a part of this Agreement and shall not be deemed to limit, extend or otherwise affect the meaning of any of the provisions hereof.

            (b) It is expressly understood and agreed that, in interpreting the provisions of this Agreement, time is of the essence in the performance of the obligations of the parties.

            (c) As used herein, the phrase "to the knowledge" of a party or any phrases of like import shall be deemed to refer to the knowledge, after reasonable inquiry, of the officers of such party.

            SECTION 11.13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed as of the date first above written.

                              CENTEX REAL ESTATE CORPORATION


                              By: /s/ LAURENCE E. HIRSCH
                                  ______________________________________________

                              Name: Laurence E. Hirsch
                                  ______________________________________________

                              Title: Chairman of the Board
                                  ______________________________________________


                              MFH HOLDING COMPANY


                              By: /s/ AL GHELFI
                                  ______________________________________________

                              Name: Al Ghelfi
                                  ______________________________________________

                              Title:Chairman
                                  ______________________________________________



                              MFH ACQUISITION COMPANY


                              By: /s/ AL GHELFI
                                  ______________________________________________

                              Name: Al Ghelfi
                                  ______________________________________________

                              Title: President
                                  ______________________________________________



                              CAVCO INDUSTRIES, INC.


                              By: /s/ AL R. GHELFI
                                  ______________________________________________

                              Name: Al R. Ghelfi
                                  ______________________________________________

                              Title: Chairman of the Board
                                  ______________________________________________




                              /s/ AL R. GHELFI
                              __________________________________________________
                                  Al R. Ghelfi

                                  /s/ JANET M. GHELFI
                                  ______________________________________________
                                  Janet M. Ghelfi


                              JANAL LIMITED PARTNERSHIP

                              By:    THE 1994 ALSONS TRUST, created
                                     February 9, 1994, general partner



                              By: /s/ JANET M. GHELFI
                                  ______________________________________________
                                  Janet M. Ghelfi,
                                  Independent Trustee


                              By: /s/ AL R. GHELFI
                                  ______________________________________________
                                  Al R. Ghelfi,
                                  Family Trustee

                              By:   ALFRED AND JANET GHELFI TRUST,
                                    created August 24, 1989, general partner


                              By: /s/ AL R. GHELFI
                                  ______________________________________________
                                  Al R. Ghelfi,
                                  Trustee


                              By: /s/ JANET M. GHELFI
                                  ______________________________________________
                                  Janet M. Ghelfi,
                                  Trustee

                                                                       EXHIBIT A

                            INITIAL DIRECTORS OF THE      (to AGREEMENT
                              SURVIVING CORPORATION     and PLAN OF MERGER)


Al R. Ghelfi

Brent M. Ghelfi

Laurence E. Hirsch

David W. Quinn

William J Gillilan III

                                                                       EXHIBIT B
                                                               (to AGREEMENT and
                                                                PLAN OF MERGER)
                             INITIAL OFFICERS OF THE
                              SURVIVING CORPORATION


            NAME                                OFFICE
            ----                                ------
            Al R. Ghelfi                  Chairman of the Board of Directors

            Brent M. Ghelfi               President and Chief Executive Officer

            Robert Ward                   Vice President and Chief Financial
                                          Officer

            David Blank                   Vice President of Operations

            Wendall Hargis                Executive Vice President of Plant
                                          Development

            Sam Parlette                  Vice President - Sales and Marketing

            Raymond G. Smerge             Vice President and Secretary

            Richard C. Harvey             Assistant Vice President

            Betty L. Newman               Assistant Secretary

                                                                      EXHIBIT C
                                                              (to AGREEMENT and
                                                                PLAN OF MERGER)

                               OWNERSHIP OF SHARES
                             BY SHAREHOLDER PARTIES



                                                                    ADDITIONAL
  SHAREHOLDER            COMPANY         CONTRIBUTED             HOLDING COMPANY
    PARTIES              SHARES         COMPANY SHARES                SHARES
  -----------            -------        --------------           ---------------
Al R. Ghelfi and
Janet M. Ghelfi           180,729           77,340                     773.40


Janal Limited           1,650,000          706,101                   7,051.01
Partnership             ---------          -------                   --------




       Total            1,830,729          783,441                   7,824.41
                        =========          =======                   ========

                                                                       EXHIBIT D
                                                               [to AGREEMENT and
                                                                 PLAN OF MERGER]






                             SHAREHOLDERS' AGREEMENT

                                      AMONG

                               MFH HOLDING COMPANY

                                       AND

                       THE SHAREHOLDERS IDENTIFIED HEREIN



                       DATED AS OF_________________, 1997

                                TABLE OF CONTENTS

                                                                                  PAGE

ARTICLE I - CORPORATE GOVERNANCE ........................................           2
         SECTION 1.1.  Board of Directors ...............................           2
         SECTION 1.2.  Dividends ........................................           3
         SECTION 1.3.  Intercompany Indebtedness ........................           3
         SECTION 1.4.  Actions Requiring Supermajority Board Vote .......           4
         SECTION 1.5.  Sale of Leasing Business .........................           6
         SECTION 1.6.  Fiscal Year ......................................           7
         SECTION 1.7.  Certain Restrictions .............................           7

ARTICLE II - TRANSFER OF SHARES; RIGHTS OF PURCHASE AND SALE ............           8
         SECTION 2.1.  General Restrictions on Transfer .................           8
         SECTION 2.2.  Pledge of Shares .................................           9
         SECTION 2.3.  Voluntary Transfer; Right of Participation .......           9
         SECTION 2.4.  Involuntary Transfer .............................          11
         SECTION 2.5.  Put Option .......................................          11
         SECTION 2.6.  Call Option ......................................          12
         SECTION 2.7.  Appraisal of Additional Businesses ...............          12
         SECTION 2.8.  Purchase Price ...................................          13
         SECTION 2.9.  Closing ..........................................          14
         SECTION 2.10. HSR Act ..........................................          14
         SECTION 2.11. Effect of Prohibited  Transfer ...................          15

ARTICLE III - CERTAIN CAPITAL PROJECTS ..................................          15
         SECTION 3.1.  Election as to Capital Projects ..................          15
         SECTION 3.2.  Excluded Projects ................................          16
         SECTION 3.3.  Excluded Project Payments ........................          16

ARTICLE IV - REPRESENTATIONS AND WARRANTIES .............................          17
         SECTION 4.1.  Representations and Warranties of the Company ....          17
         SECTION 4.2.  Representations and Warranties of the Shareholders          18

ARTICLE V - DEFINITIONS; ACCOUNTING MATTERS .............................          20
         SECTION 5.1.  Certain Definitions ..............................          20
         SECTION 5.2.  Certain Accounting Matters .......................          29

ARTICLE VI - MISCELLANEOUS ..............................................          30

SECTION 6.1.  Legend ....................................................          30
SECTION 6.2.  Termination ...............................................          30
SECTION 6.3.  Further Assurances; Frustration of Purposes ...............          31
SECTION 6.4.  Fees and Expenses .........................................          31
SECTION 6.5.  Certain Reports ...........................................          31
SECTION 6.6.  Determination of Certain Amounts; Dispute Resolution ......          32
SECTION 6.7.  Notices ...................................................          33
SECTION 6.8.  Amendment; Waivers ........................................          35
SECTION 6.9.  Entire Agreement ..........................................          35
SECTION 6.10. Parties in Interest; Assignment ...........................          35
SECTION 6.11. Governing Law .............................................          35
SECTION 6.12. Severability ..............................................          35
SECTION 6.13. Specific Performance ......................................          36
SECTION 6.14. Default Interest ..........................................          36
SECTION 6.15. Counterparts ..............................................          36

                             SHAREHOLDERS' AGREEMENT

                  This SHAREHOLDERS' AGREEMENT, entered into as of _________, 1997 (the "Agreement"), by and among MFH HOLDING COMPANY, a Nevada corporation (the "Company"), CENTEX REAL ESTATE CORPORATION, a Nevada corporation ("CREC"), AL R. GHELFI, JANET M. GHELFI and JANAL LIMITED PARTNERSHIP, an Arizona limited partnership ("Janal Partnership"),


                              W I T N E S S E T H:


                  WHEREAS, as of December 4, 1996, CREC, the Company, MFH Acquisition Company, an Arizona corporation ("MFH Acquisition"), Cavco Industries, Inc., an Arizona corporation ("Cavco"), Al R. Ghelfi, Janet M. Ghelfi and Janal Limited Partnership entered into an Agreement and Plan of Merger (the "Merger Agreement");

                  WHEREAS, concurrently with the execution and delivery of this Agreement, the parties to the Merger Agreement are consummating the transactions contemplated thereby, including, but not limited to, the merger (the "Merger") of MFH Acquisition with and into Cavco;

                  WHEREAS, upon consummation of the Merger, the Company will own all of the issued and outstanding shares of common stock, par value $.05 per share, of Cavco;

                  WHEREAS, the parties hereto other than the Company (the "Shareholders") own all of the issued and outstanding shares of common stock, par value $.01 per share, of the Company;

                  WHEREAS, the Merger Agreement provides that the parties hereto will execute and deliver this Agreement concurrently with the consummation of the Merger and the other transactions contemplated by the Merger Agreement;

                  WHEREAS, the Company and the Shareholders deem it to be in their best interests to provide for consistent and uniform management of the Company;

                  WHEREAS, the Company and the Shareholders desire to restrict the Transfer (as hereinafter defined) of shares of Common Stock, whether issued and outstanding on the date hereof or issued from time to time hereafter, by the Shareholders and to provide for certain rights and obligations of the Shareholders in respect of the purchase and sale of such shares;

                  WHEREAS, the Company and the Shareholders desire to evidence their agreement with respect to certain other matters in relation to the Company and the issued and outstanding shares of Common Stock; and

                  WHEREAS, capitalized terms used in any provision of this Agreement but not defined in such provision have the respective meanings set forth in Section 5.1;

                  NOW, THEREFORE, in consideration of the premises, the terms and provisions set forth herein, the mutual benefits to be gained by the performance thereof and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                              CORPORATE GOVERNANCE

                  SECTION 1.1. Board of Directors. Each Shareholder shall use its best efforts and take all actions within its power (including, but not limited to, the voting of shares of Common Stock owned by such Shareholder at any annual or special meeting of the shareholders of the Company, or in any action by written consent in lieu of a meeting) to effectuate and carry out the following provisions:

                  (a) The Company shall at all times be managed by or under the direction of a Board of Directors consisting of five persons.

                  (b) The members of the Board of Directors of the Company shall at all times be designated and elected as follows: (i) so long as the Ghelfi Shareholders own the Option Shares, two members of the Board of Directors shall be designated by the Ghelfi Shareholder Representative; and (ii) all of the remaining members of the Board of Directors shall be designated by CREC. The directors initially designated by the Ghelfi Shareholder Representative are Al
R. Ghelfi and Brent M. Ghelfi. The directors initially designated by CREC are Laurence E. Hirsch, David W. Quinn and William J Gillilan III.

                  (c) In the event that any vacancy is created on the Board of Directors of the Company by reason of the death, resignation or removal of any director, such vacancy shall be filled by a substitute director designated by the party or parties entitled to designate the director whose death, resignation or removal created such vacancy.

                  (d) A director shall be removed if, and only if, the party or parties entitled to designate such director deliver a written notice to the Company stating that such director shall be removed and replaced with a substitute director designated in such notice.

                  (e) The Board of Directors of the Company shall meet no less frequently than once each calendar quarter.

                  SECTION 1.2. Dividends. The Company shall (and each Shareholder shall use its best efforts and take all actions within its power to cause the Company to) declare and pay to the holders of its Common Stock (i) cash dividends in an amount equal to 20% of the Adjusted Consolidated Net Income of the Company for each Dividend Period, which dividends shall be paid within 120 days after the end of such Dividend Period to the holders of record of shares of Common Stock as of the opening of business on the last day thereof, and (ii) dividends in an amount equal to (and in the same form as) the net proceeds received by the Company or any of its Subsidiaries from the sale or other disposition of the Leasing Business, which dividends shall be paid within 30 days after the receipt of such proceeds to the holders of record of shares of Common Stock as of the date of consummation of the sale or other disposition of the Leasing Business.

                  SECTION 1.3. Intercompany Indebtedness. Each Shareholder shall use its best efforts and take all actions within its power to cause all Intercompany Indebtedness to bear interest at the Intercompany Rate; provided, however, that if the directors designated by the Ghelfi Shareholder Representative shall have proposed an Eligible Capital Project for consideration by the Board of Directors of the Company but, notwithstanding the affirmative vote in favor of such Eligible Capital Project by the directors so designated, the Board of Directors shall have rejected such project or deferred consideration thereof (it being understood and agreed that each Shareholder shall use its best efforts and take all actions within its power to cause the directors designated by it to consider in good faith any Eligible Capital Project proposed by the directors designated by the Ghelfi Shareholder Representative), then the Eligible Capital Project Deficit Amount shall bear interest at a rate of 12.5% per annum.

                  SECTION 1.4. Actions Requiring Supermajority Board Vote. The Company shall not (and each Shareholder shall use its best efforts and take all actions within its power to cause the Company not to) take any of the following actions unless approved by a Supermajority Board Vote:

                  (a) an amendment to the Charter or Bylaws of the Company that abolishes or alters in any material respect the rights, privileges or preferences of the holders of Common Stock or the rights, privileges or immunities of directors or officers of the Company;

                  (b) a consolidation of the Company with, or merger of the Company or Cavco with or into, any Person;

                  (c) a sale, lease, pledge, transfer or other disposition to any Person (other than a wholly owned Subsidiary of the Company) of (i) all or substantially all of the properties and assets of the Company or Cavco or (ii) any properties or assets of the Company or any of its Subsidiaries (other than (A) properties or assets used in connection with the Additional Businesses or
(B) manufactured housing units or other products sold, leased, transferred or otherwise disposed of in the ordinary course of business) with a fair market value in excess of $2,000,000;

                  (d) a sale, transfer, pledge or other disposition to any Person (other than a wholly owned Subsidiary of the Company) of any Capital Stock of Cavco;

                  (e) a change in the general nature of the Principal Businesses as conducted by the Company and its Subsidiaries as of the date hereof;

                  (f) the issuance or transfer to any Person (other than a wholly owned Subsidiary of the Company) of any shares of Common Stock or other Capital Stock of the Company or any of its Subsidiaries;

                  (g) the acquisition of any shares of Common Stock or other Capital Stock of the Company or any of its Subsidiaries;

                  (h) the approval of the Annual Budget for any fiscal year of the Company;

                  (i) an acquisition of a business (whether in the form of a stock purchase, asset purchase, merger or otherwise) or operating properties or assets from any Person (A) not related to or for use in the Principal Businesses or (B) for a purchase price in excess of $5,000,000, other than as contemplated by the Annual Budget for the fiscal year of the Company in which such acquisition is consummated;

                  (j) a determination not to have the consolidated financial statements for any fiscal year of the Company and its consolidated subsidiaries audited by a firm of independent public accountants or to have such consolidated financial statements audited by any firm other than Arthur Andersen, LLP;

                  (k) a change in the fiscal year of the Company, other than as contemplated by Section 1.6;

                  (l) the payment of any dividend in respect of the Common Stock or other Capital Stock of the Company not required to be declared and paid pursuant to Section 1.2;

                  (m) any payment or reimbursement by the Company or any of its Subsidiaries to CREC or any of its Affiliates of any Prohibited Intercompany Charges;

                  (n) any sale or lease of goods by CREC or any of its Affiliates (other than the Company or any of its Subsidiaries) to the Company or any of its Subsidiaries, or by the Company or any of its Subsidiaries to CREC or any of its Affiliates (other than the Company or any of its Subsidiaries), except on terms that are at least as favorable to the Company and its Subsidiaries as could be obtained in an arm's-length transaction with an unaffiliated third party;

                  (o) any amendment to, or change in the terms of, the Tax Agreement that is material and adverse to the Company;

                  (p) the appointment or dismissal of the chief executive officer or the chief financial officer of the Company or Cavco;

                  (q) the filing of any petition seeking to reorganize the Company or Cavco pursuant to, or to obtain relief under, any federal or state bankruptcy or insolvency law; and

                  (r) the dissolution, liquidation or winding-up of the affairs of the Company or Cavco.

                  Each party hereto acknowledges and agrees that, to the fullest extent permitted by law, with respect to the approval of the matters specified in this Section 1.4 only, (i) the members of the Board of Directors designated by the Ghelfi Shareholders shall have the right to act and vote as directors of the Company in a manner determined by them as necessary or advisable to preserve and protect the rights and interests of the Ghelfi Shareholders, and except as expressly provided herein, shall have no duty or obligation to give any consideration to any interest of CREC and (ii) the members of the Board of

Directors designated by CREC shall have the right to act and vote as directors of the Company in a manner determined by them as necessary or advisable to preserve and protect the rights and interests of CREC, and except as expressly provided herein, shall have no duty or obligation to give any consideration to any interest of the Ghelfi Shareholders.

                  SECTION 1.5. Sale of Leasing Business.

                  (a) If the Board of Directors of the Company determines that it is advisable and in the best interests of the Company to effect a sale or other disposition of the Leasing Business (whether in the form of a stock sale, asset sale, merger or otherwise), the Company shall notify the Ghelfi Shareholder Representative promptly after making such a determination. Within 30 days after such notification, the Ghelfi Shareholder Representative shall submit to the Company a written notice (the "Leasing Business Acquisition Notice") stating whether it has an interest in negotiating and consummating a transaction (a "Leasing Business Acquisition") pursuant to which one or more Ghelfi Shareholders and any other Persons designated by the Ghelfi Shareholder Representative (collectively, the "Ghelfi Purchasers") would acquire the Leasing Business (including all or substantially all of the properties and assets of the Company and its Subsidiaries used in connection therewith and all or substantially all of the debts, liabilities and obligations arising therefrom). If the Ghelfi Shareholder Representative submits a Leasing Business Acquisition Notice to the Company, the Company and the Ghelfi Shareholder Representative shall negotiate in good faith for a period of up to 90 days with respect to the terms of a Leasing Business Acquisition. If the Company and the Ghelfi Purchasers do not enter into a definitive agreement with respect to a Leasing Business Acquisition within such 90-day period (or if any definitive agreement entered into by them is terminated), the Company shall, subject to the provisions of paragraph (b) below, be entitled to negotiate and consummate a sale or other disposition of the Leasing Business to a Person other than the Ghelfi Purchasers.

                  (b) Notwithstanding the last sentence of paragraph (a) above (and regardless of whether the Ghelfi Shareholder Representative submits a Leasing Business Acquisition Notice to the Company stating that it has an interest in negotiating and consummating a Leasing Business Acquisition), the Company shall, prior to consummating a sale or other disposition of the Leasing Business to any Person other than a Ghelfi Purchaser, make a written offer to the Ghelfi Shareholder Representative to sell or otherwise dispose of the Leasing Business to any Ghelfi Purchasers designated by the Ghelfi Shareholder Representative on the same terms and conditions as proposed by such other Person. The Ghelfi Shareholder Representative shall then have a period of 30 days within which to accept such offer on behalf of the Ghelfi Purchasers by notifying the

Company that the Ghelfi Purchasers irrevocably agree to consummate a Leasing Business Acquisition on the proposed terms and conditions. If the Ghelfi Shareholder Representative elects to accept such offer on behalf of the Ghelfi Purchasers, the Company and the Ghelfi Purchasers shall cooperate and use their reasonable best efforts to enter into a definitive agreement setting forth, and to consummate the Leasing Business Acquisition in accordance with, the proposed terms and conditions.

                  SECTION 1.6. Fiscal Year. The Company shall (and each Shareholder shall use its best efforts and take all actions within its power to cause the Company to) cause the fiscal year of each of the Company and Cavco to be the 12-month period commencing on the first day of April in each year and ending on the last day of March in the next succeeding year, with the first such fiscal year to commence on April 1, 1997 and end on March 31, 1998.

                  SECTION 1.7. Certain Restrictions. No Shareholder shall grant any proxy, other than to an officer of the Company designated by the Board of Directors (or, in the case of a Ghelfi Shareholder, the Ghelfi Shareholder Representative), or enter into or agree to be bound by any voting trust agreement or arrangement of any kind with respect to any shares of Common Stock, nor shall any Shareholder enter into any shareholder agreement or arrangement of any kind with respect to any shares of Common Stock inconsistent with the provisions of this Agreement, including, but not limited to, any agreement or arrangement with respect to the voting of shares of Common Stock, or act as a member of a group or in concert with any other Person in connection with the acquisition of shares of Common Stock in any manner inconsistent with the provisions of this Article I.


                                   ARTICLE II

                               TRANSFER OF SHARES;
                           RIGHTS OF PURCHASE AND SALE

                  SECTION 2.1. General Restrictions on Transfer.

                  (a) No Shareholder shall effect a Transfer of any shares of Common Stock owned or held by such Shareholder unless (i) the certificate or certificates representing such shares bear a legend as provided in Section 6.1 hereof to the effect that such shares have not been registered under the Securities Act and that the Transfer thereof is subject to the terms of this Agreement, (ii) the Transferee shall have executed, as a condition to obtaining ownership of the shares of Common Stock, an appropriate document

(a "Supplemental Agreement") in which the Transferee agrees that its ownership of such shares shall be subject to, and that the Transferee shall comply with, all of the terms and conditions of this Agreement (including, but not limited to, the restrictions on Transfer set forth in this Section 2.1) and that the Transferee shall not effect any Transfer of such shares except in compliance with the provisions hereof and in which the Transferee confirms that the representations and warranties contained in Section 4.2 are true and correct with respect to such Transferee as of the date of the Supplemental Agreement and
(iii) the Supplemental Agreement shall have been promptly delivered to the Company and approved (as to its conformity with the requirements of this Section 2.1) by it in its reasonable discretion prior to the acquisition by such Transferee of the shares of Common Stock. The Company shall not unreasonably withhold or delay its approval of any Supplemental Agreement. A Transferee that is not already a party to this Agreement, by executing a Supplemental Agreement approved by the Company as hereinabove provided, shall become a Shareholder for all purposes of this Agreement and shall have the same rights and shall be subject to the same restrictions as the Shareholder effecting the Transfer.

                  (b) No Shareholder shall effect a Transfer of any shares of Common Stock owned or held by such Shareholder if such action would constitute a violation of any applicable registration or qualification requirements of the Securities Act or any state securities or blue sky laws. In the event of any disagreement between a Shareholder and the Company as to whether or not a proposed Transfer would result in a violation of the applicable registration or qualification requirements of the Securities Act or any state securities or blue sky laws, such Shareholder shall deliver to the Company an opinion of counsel reasonably acceptable to the Company to the effect that such proposed Transfer would not result in such a violation, which opinion shall state the basis of the legal conclusions expressed therein. The delivery of such opinion shall be deemed to constitute compliance with the provisions of this Section 2.1(b) unless, within ten days after receipt thereof, the Company notifies the Shareholder in writing that, in the judgment of the Company based upon the advice of its counsel, the proposed Transfer would result in such a violation.

                  (c) During the period commencing on the date hereof and ending on the fifth anniversary of the date hereof, except as expressly contemplated by this Article II, no Shareholder shall effect a Transfer of any shares of Common Stock owned or held by such Shareholder to any Person other than a Permitted Transferee unless (i) in the case of any Transfer by a Ghelfi Shareholder, such Transfer shall have been approved in writing by CREC or (ii) in the case of any Transfer by CREC, such Transfer shall have been approved in writing by the Ghelfi Shareholder Representative. CREC or the Ghelfi Shareholder Representative, as the case may be, shall have the right to grant or withhold any approval required under this paragraph (c) in its or his sole discretion and, in doing so, shall be entitled to consider only such interests and factors as it or he deems appropriate and shall have no duty or obligation to give any consideration to any other interest of, or factor affecting, any other party to this Agreement.

                  SECTION 2.2. Pledge of Shares. A Shareholder shall have the right to pledge any shares of Common Stock owned or held by such Shareholder to a commercial bank, savings and loan association or other lending or financial institution or to a Permitted Transferee as security for any bona fide Indebtedness of such Shareholder; provided, however, that no such pledge shall be made unless (i) the Person to which such pledge is made shall have executed an appropriate document (a "Pledgee Agreement") in which such Person agrees that, in the event of foreclosure or other realization upon such shares, such shares shall continue to be subject to the terms and conditions of this Agreement (including, but not limited to, the restrictions on Transfer set forth in Section 2.1) and that such Person shall not effect any Transfer of such shares except in compliance with the provisions hereof and (ii) the Pledgee Agreement shall have been promptly delivered to the Company and approved (as to its conformity with the requirements of this Section 2.2) by it in its reasonable discretion prior to the pledge of such shares. The Company shall not unreasonably withhold or delay its approval of any Pledgee Agreement.

                  SECTION 2.3. Voluntary Transfer; Right of Participation.

                  (a) If either a Ghelfi Shareholder or CREC (an "Offeror") desires to make a voluntary Transfer of any shares of Common Stock owned or held by such Offeror (other than a pledge permitted pursuant to Section 2.2) at any time after the fifth anniversary of the date of this Agreement to any Person other than a Permitted Transferee, such Offeror shall first submit to (i) in the case of a proposed Transfer by a Ghelfi Shareholder, CREC or (ii) in the case of a proposed Transfer by CREC, the Ghelfi Shareholder Representative (the "Offeree") a written notice (an "Offering Notice") pursuant to which such Offeror shall irrevocably offer to sell such shares of Common Stock (the "Offered Stock") to the Offeree. The Offering Notice shall specify (i) the number of shares of Offered Stock involved in the proposed Transfer, (ii) the proposed Offering Price (or, if the transaction involves the payment of consideration other than cash, a good faith estimate thereof), in the case of a sale or other Transfer for value, or a description of the proposed Transfer, in the case of a transaction other than a sale or other Transfer for value, (iii) the name and address of the prospective Transferee, (iv) the other terms of the proposed Transfer, if any, and (v) if applicable, the Participation Offer required to be included therein pursuant to paragraph (b) below. Within 30 days (or, if the Offeree is the Ghelfi Shareholder Representative, 180 days) after the receipt of an Offering Notice from the Offeror, the Offeree shall give written notice (a "First Refusal Response Notice") to the Offeror stating whether it elects to purchase the Offered Stock. If the Offered Stock is not purchased by the Offeree, the Offeror may make a Transfer of the Offered Stock to the Transferee named in the Offering Notice, but only in strict compliance with the terms therein stated and subject to the provisions of Section 2.1. If the Offeror shall fail to complete such a Transfer of the Offered Stock within 30 days after the delivery of the First Refusal Response Notice, the Offeror shall be required to submit another Offering Notice in order to make a Transfer of the Offered Stock in accordance with this Section 2.3(a).

                  (b) If CREC delivers an Offering Notice to the Ghelfi Shareholder Representative pursuant to paragraph (a) above with respect to a voluntary sale or other Transfer of shares of Common Stock for value (a "CREC Sale Transaction"), CREC shall include in such notice an offer (a "Participation Offer") to include in such CREC Sale Transaction a number of shares owned by the Ghelfi Shareholders (which may be allocated among the Ghelfi Shareholders in such manner as is determined by the Ghelfi Shareholder Representative) equal to the product of (i) the aggregate number of shares of Common Stock proposed to be sold or otherwise transferred for value by CREC and (ii) a fraction the numerator of which is equal to the number of shares of Common Stock held by the Ghelfi Shareholders and denominator of which is equal to the number of shares of Common Stock held by all of the parties hereto. The Ghelfi Shareholder Representative shall deliver a written notice (a "Participation Offer Response Notice") to CREC within 30 days after the delivery of such Offering Notice stating whether the Ghelfi Shareholders elect to accept the Participation Offer and the number of shares to be sold by each Ghelfi Shareholder in connection therewith. Any Participation Offer made by CREC shall be conditioned upon the consummation of the sale by CREC of the shares of Common Stock specified in the Offering Notice pursuant to the CREC Sale Transaction. If the Ghelfi Shareholder Representative has accepted the Participation Offer on behalf of the Ghelfi Shareholders, CREC shall reduce the number of shares of Common Stock that it would otherwise have sold in the CREC Sale Transaction to the extent necessary to permit the Ghelfi Shareholders to sell the number of shares specified pursuant to this paragraph (b), and each of the Ghelfi Shareholders shall be obligated to sell the number of shares specified in the Participation Offer Response Notice to the proposed Transferee in accordance with the terms of such sale set forth in the Offering Notice.

                  (c) Notwithstanding anything to the contrary contained herein, it is understood and agreed that any Transfer of shares of Common Stock contemplated by this Section 2.3 shall be subject to, and shall be effected in compliance with, the provisions of Section 2.1(a) and (b), including, but not limited to, the requirement that the Transferee execute a Supplemental Agreement in accordance with Section 2.1(a).

                  SECTION 2.4. Involuntary Transfer. A Transfer of shares of Common Stock in connection with any bankruptcy, insolvency or similar proceedings involving a

Shareholder or pursuant to any judicial order, legal process, execution or attachment with respect to a Shareholder or any other involuntary Transfer (other than a Transfer by will, trust or pursuant to the laws of intestate succession) shall be subject to the restrictions set forth in this Agreement, and in any such case, the Person seeking to effect such Transfer (the "Involuntary Transferor") shall be required to effect the same in compliance with the provisions set forth in Section 2.3 in all respects as if such Involuntary Transferor were an Offeror desiring to make a voluntary Transfer of such shares; provided, however, that, in the case of any such involuntary Transfer, if the Involuntary Transferor is not a Shareholder, in addition to the other information required to be set forth in the Offering Notice pursuant to
Section 2.3, the Offering Notice shall specify the address of the Involuntary Transferor that is to be its location for notices and other communications hereunder.

                  SECTION 2.5. Put Option. At any time during a Put Option Window Period, the Ghelfi Shareholders shall have the option (the "Put Option") to sell all, but not less than all, of the shares of Common Stock specified in Exhibit A hereto (the "Option Shares") to CREC at the applicable Purchase Price. The Ghelfi Shareholders shall be entitled to exercise the Put Option by delivering a written notice to CREC, executed by the Ghelfi Shareholder Representative on behalf of each of the Ghelfi Shareholders, at any time during a Put Option Window Period stating that the Ghelfi Shareholders irrevocably elect to exercise the Put Option. If the Ghelfi Shareholders exercise the Put Option, the Ghelfi Shareholders shall be obligated to sell to CREC, and CREC shall be obligated to purchase from the Ghelfi Shareholders, the Option Shares, upon the terms and subject to the conditions set forth herein.

                  SECTION 2.6. Call Option. At any time during a Call Option Window Period, if the Put Option has not been exercised by the Ghelfi Shareholders, CREC shall have the option (the "Call Option") to purchase all, but not less than all, of the Option Shares from the Ghelfi Shareholders at the applicable Purchase Price. CREC shall be entitled to exercise the Call Option by delivering a written notice to the Ghelfi Shareholder Representative, executed by CREC, at any time during a Call Option Window Period stating that CREC irrevocably elects to exercise the Call Option. If CREC exercises the Call Option, the Ghelfi Shareholders shall be obligated to sell to CREC, and CREC shall be obligated to purchase from the Ghelfi Shareholders, the Option Shares, upon the terms and subject to the conditions set forth herein.

                  SECTION 2.7. Appraisal of Additional Businesses. Within 30 days after the exercise of the Put Option or the Call Option, if the Company has not sold or otherwise disposed of or discontinued the Additional Businesses in their entirety, CREC and the Ghelfi Shareholder Representative shall jointly engage an Independent Appraiser for the purpose of determining the fair market value of all remaining portions of the Additional Businesses. The Independent Appraiser shall determine the fair market value of all remaining portions of the Additional Businesses based on such factors as it considers to be relevant, including, but not limited to, (i) the financial condition and results of operations of such businesses, (ii) the prospects for future growth of such businesses, (iii) if applicable, amounts paid in recent transactions involving companies engaged in businesses considered to be comparable to such businesses and (iv) if applicable, trading prices and values of comparable publicly traded companies. Upon reaching its determination, the Independent Appraiser shall prepare and deliver to CREC and the Ghelfi Shareholder Representative a report (the "Appraisal Report") stating its determination of the fair market value of all remaining portions of the Additional Businesses and setting forth in reasonable detail the method by which the same was determined. The determination of the fair market value of all remaining portions of the Additional Businesses set forth in the Appraisal Report shall be final, conclusive and binding on the parties. CREC and the Ghelfi Shareholders shall cooperate with each other and with the Independent Appraiser and shall provide the Independent Appraiser with such information as it may reasonably require. The fees and expenses of the Independent Appraiser shall be borne equally by CREC and the Ghelfi Shareholders.

                  SECTION 2.8. Purchase Price. The purchase price (the "Purchase Price") to be paid for the purchase of shares of Common Stock by the parties hereto pursuant to this Article II shall be as follows:

                  (a) in the case of a purchase of the Offered Stock by any party pursuant to Section 2.3 or 2.4, the applicable Purchase Price shall be (i) in the case of a voluntary sale or other Transfer for value, the Offering Price or (ii) in the case of any other Transfer, the Base Price;

                  (b) in the case of a purchase by CREC of the Option Shares upon the exercise of the Put Option pursuant to Section 2.5, the applicable Purchase Price shall be the product of (i) the Formula Price and (ii) the Retained Interest Fraction; or

                  (c) in the case of a purchase by CREC of the Option Shares upon the exercise of the Call Option pursuant to Section 2.6, the applicable Purchase Price shall be the product of (i) the Formula Price and (ii) the Retained Interest Fraction (provided, however, that the Purchase Price determined pursuant to this paragraph (c) shall in no event be less than the Base Price).

                  SECTION 2.9. Closing. The closing (the "Closing") of any purchase and sale of shares of Common Stock by a party hereto pursuant to this
Article II (a "Share Purchase") shall take place at the principal office of the Company or at such other location as may be mutually agreed upon by the party purchasing such shares (the "Purchaser") and the party selling such shares (the "Seller") on such date and at such time as shall be specified by the Purchaser in a written notice (the "Closing Notice") delivered to the Seller as promptly as practicable after the Purchaser becomes entitled to purchase such shares in accordance with the provisions of this Agreement (or, if applicable, the date upon which the applicable Purchase Price for such shares is determined in accordance with the terms of this Agreement), which date shall be not less than ten nor more than 30 days after the date of such notice; provided, however, that if the condition to the obligations of the Purchaser and the Seller to consummate such Share Purchase set forth in Section 2.10 shall not have been satisfied as of the date specified in the Closing Notice, the date and time of the Closing shall be postponed until the first Business Day on which such condition shall have been satisfied. At the Closing, (i) the Seller shall deliver to Purchaser a certificate or certificates evidencing the shares of Common Stock to be sold by the Seller, duly endorsed in blank or accompanied by stock powers duly executed in blank or otherwise in a form acceptable for transfer on the books of the Company, and (ii) the Purchaser shall deliver to the Seller a certified or official bank check payable to the order of the Seller in an amount equal to the applicable Purchase Price, whereupon all right, title and interest in and to such shares of Common Stock will pass to the Purchaser. If the Seller fails to tender for transfer certificates evidencing the shares of Common Stock to be sold at the Closing, the Company will treat the Share Purchase as having been completed if the Purchaser delivers to the Company the aforementioned certified or official bank check (which the Company will hold in trust for the Seller), and the Seller thereafter will have no rights as a holder of such shares of Common Stock (including, but not limited to, any rights to vote such shares or receive dividends with respect thereto).

                  SECTION 2.10. HSR Act. The respective obligations of the Purchaser and the Seller to consummate any Share Purchase pursuant to this
Article II shall be subject to the condition that any waiting period applicable to such Share Purchase under the HSR Act shall have expired or been terminated. Each of the Purchaser and the Company (or, if applicable, their ultimate parent entities) shall promptly file or cause to be filed with the Federal Trade Commission (the "FTC") and the Antitrust Division of the Department of Justice (the "Antitrust Division") notification and report forms pursuant to the HSR Act relating to a Share Purchase whenever required thereunder. The Purchaser and the Company (or, if applicable, their ultimate parent entities) shall promptly respond to any request for additional information or documentary material by the FTC or the Antitrust Division and shall cooperate with each other in order to ensure that all waiting periods (and any extension thereof) applicable to the consummation of the Share Purchase under the HSR Act expire or are terminated as promptly as practicable.

                  SECTION 2.11. Effect of Prohibited Transfer. Any attempted or purported Transfer of shares of Common Stock in violation of the provisions of this Article II shall not be effective to Transfer ownership of such shares to the purported Transferee, who shall not be entitled to any rights as a holder of Common Stock with respect to the shares of Common Stock attempted or purported to be Transferred. All rights with respect to any shares of Common Stock attempted or purported to be Transferred in violation of the aforementioned provisions shall remain the property of the Person who initially attempted or purported to transfer such shares in violation thereof. Upon a determination by the Board of Directors of the Company that there has been or is threatened an attempted or purported Transfer of shares of Common Stock in violation of the aforementioned provisions, the Board of Directors of the Company may take such action as it deems necessary or appropriate, including, but not limited to, refusing to give effect on the books of the Company to such attempted or purported Transfer or instituting legal proceedings to enjoin or rescind the same, to effectuate the purposes of this Article II.


                                   ARTICLE III

                            CERTAIN CAPITAL PROJECTS

                  SECTION 3.1. Election as to Capital Projects. In the event that the Board of Directors approves any project (a "Capital Project") which would require the Company or any of its Subsidiaries to make any investment or capital expenditure in an aggregate amount exceeding $2,000,000, the Company shall deliver a written notice (a "Capital Project Notice") to the Ghelfi Shareholder Representative identifying such Capital Project and (to the extent that the Ghelfi Shareholder Representative has not been afforded access to such information in its capacity as a director of the Company) providing a brief description of such Capital Project and a statement of the projected investments and capital expenditures to be made in connection therewith and the projected revenue and operating income to be derived therefrom and shall provide to the Ghelfi Shareholder Representative such other information regarding such Capital Project as it shall reasonably request. No later than 30 days after receipt of a Capital Project Notice, the Ghelfi Shareholders may (but shall not be obligated to) deliver a written notice (the "Excluded Project Notice"), executed by the Ghelfi Shareholder Representative on behalf of each of the Ghelfi Shareholders, to the Company and CREC stating that they irrevocably elect not to participate in the Capital Project described therein. If the Ghelfi Shareholder Representative does not deliver an Excluded Project Notice to the Company and CREC with the aforementioned 30-day period, the Ghelfi Shareholders (and any directors designated by them) shall be conclusively deemed to have approved the Capital Project described therein.

                  SECTION 3.2. Excluded Projects. If the Ghelfi Shareholder Representative delivers an Excluded Project Notice to CREC and the Company with respect to a Capital Project (an "Excluded Project") within the time period provided for in Section 3.1, the Company shall establish on its books and records separate accounts relating to such Excluded Project, and the activities and operations conducted by the Company and its Subsidiaries in connection with such Excluded Project (the "Excluded Project Operations") shall in all respects be treated as a separate division of the Company. The separate accounts relating to an Excluded Project shall be maintained on a cash basis and shall identify
(i) all assets of the Company and its Subsidiaries, if any, used in connection with the Excluded Project Operations, (ii) all liabilities incurred by the Company and its Subsidiaries in connection with the Excluded Project Operations,
(iii) all items of income and other receipts and all gains realized by the Company and or its Subsidiaries ("Excluded Project Income") which are attributable to the Excluded Project Operations (including, but not limited to, any revenues from the sale of products and provision of services in connection with the Excluded Project and the sale or exchange of assets used in connection with the Excluded Project Operations) and (iv) all items of expense and other payments and all losses incurred by the Company or its Subsidiaries ("Excluded Project Expense") which are attributable to the Excluded Project Operations (including, but not limited to, any operating costs associated with such Excluded Project and any payment of liabilities incurred in connection therewith such as a payment of principal, interest or other costs associated with indebtedness incurred in order to fund the Excluded Project).

                  SECTION 3.3. Excluded Project Payments. Within 90 days after the end of each fiscal quarter of the Company, (i) if the aggregate amount of Excluded Project Income for such fiscal quarter derived from all Excluded Projects exceeds the aggregate amount of Excluded Project Expense for such fiscal quarter incurred in connection therewith, the Company shall make a payment in cash to CREC in an amount equal to such excess and (ii) if the aggregate amount of Excluded Project Expense for such fiscal quarter incurred in connection with all Excluded Projects exceeds the aggregate amount of Excluded Project Income for such fiscal quarter derived therefrom, CREC shall make a payment in cash to the Company in an amount equal to such excess. All receipts and payments pursuant to this Section 3.3 will be included as income or expense, as the case may be, for an Excluded Project for purposes of clause (ii) of the definition of "Adjusted Consolidated Net Income" contained in Section 5.1.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 4.1. Representations and Warranties of the Company. The Company hereby represents and warrants to the Shareholders as follows:

                  (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Arizona and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as presently conducted.

                  (b) The Company has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Company of this Agreement have been duly and validly authorized by all necessary corporate action on the part of the Company, and no other corporate proceedings or shareholder actions on the part of or with respect to the Company are necessary to authorize this Agreement, the performance by the Company of its obligations hereunder or the consummation by the Company of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with the terms hereof.

                  (c) The execution and delivery by the Company of this Agreement, the performance by it of its obligations hereunder and the consummation by it of the transactions contemplated hereby will not (i) conflict with, or result in any violation or breach of, any provision of the Charter or Bylaws of the Company or any of its Subsidiaries, (ii) conflict with, result in any violation or breach of, constitute a default under, give rise to any right of termination or acceleration (with or without notice or the lapse of time or both) pursuant to, or result in being declared void, voidable or without further effect, any term or provision of any material note, bond, mortgage, indenture, lease, franchise, permit, license, contract or other instrument or document to which the Company or any of its Subsidiaries is a party or by which their respective properties or assets are bound or (iii) conflict with, or result in any violation of, any law, ordinance, statute, rule or regulation of any Governmental Authority or of any order, writ, injunction, judgment or decree of any court, arbitrator or Governmental Authority applicable to the Company or any of its Subsidiaries or their respective properties or assets.

                  (d) There is no requirement applicable to the Company to obtain any consent, authorization or approval of, or to make or effect any declaration, filing or registration with, any Governmental Authority for the valid execution and delivery by the Company of this Agreement, the due performance by it of its obligations hereunder or the lawful consummation by it of the transactions contemplated hereby, except for any filings under the HSR Act contemplated by Section 2.10.

                  SECTION 4.2. Representations and Warranties of the Shareholders. Each Shareholder hereby represents and warrants to the Company and the other Shareholders as follows:

                  (a) If such Shareholder is a corporation, such Shareholder is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as presently conducted. If such Shareholder is a partnership, such Shareholder is a partnership duly formed, validly existing and in good standing under the laws of the state of its formation and has all requisite partnership power and authority to own, lease and operate its properties and to carry on its business as presently conducted.

                  (b) Such Shareholder has all necessary power and authority to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. If such Shareholder is a corporation, the execution and delivery of this Agreement by such Shareholder have been duly and validly authorized by all necessary corporate action on the part of such Shareholder, and no other corporate proceedings or shareholder actions on the part of or with respect to such Shareholder are necessary to authorize this Agreement, the performance by such Shareholder of its obligations hereunder or the consummation by such Shareholder of the transactions contemplated hereby. If such Shareholder that is a partnership, the execution and delivery of this Agreement by such Shareholder have been duly and validly authorized by all necessary partnership action on the part of such Shareholder and all necessary action on the part of its partners, and no other proceedings or actions on the part of or with respect to such Shareholder or its partners are necessary to authorize this Agreement, the performance by such Shareholder of its obligations hereunder or the consummation by such Shareholder of the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Shareholder and constitutes a legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with the terms hereof.

                  (c) The execution and delivery by such Shareholder of this Agreement, the performance by it of its obligations hereunder and the consummation by it of the transactions contemplated hereby will not (i) conflict with, or result in any violation or breach of, if such Shareholder is a corporation, any provision of the Charter or Bylaws of such Shareholder or, if such Shareholder is a partnership, any provision of the partnership agreement of such Shareholder or the Charter, Bylaws or other constitutive instruments of any of its partners, (ii) conflict with, result in any violation or breach of, constitute a default under, give rise to any right of termination or acceleration (with or without notice or the lapse of time or both) pursuant to, or result in being declared void, voidable or without further effect, any term or provision of any material note, bond, mortgage, indenture, lease, franchise, permit, license, contract or other instrument or document to which such Shareholder Party is a party or by which its properties or assets are bound or
(iii) assuming that any waiting period applicable to any Share Purchase by or involving such Shareholder under the HSR Act shall have expired or been terminated, conflict with, or result in any violation of, any law, ordinance, statute, rule or regulation of any Governmental Authority or of any order, writ, injunction, judgment or decree of any court, arbitrator or Governmental Authority applicable to such Shareholder or its properties or assets.

                  (d) There is no requirement applicable to such Shareholder to obtain any consent, approval or authorization of, or to make or effect any declaration, filing or registration with, any Governmental Authority for the valid execution and delivery by such Shareholder of this Agreement, the due performance by it of its obligations hereunder or the lawful consummation by it of the transactions contemplated hereby, except for any filings under the HSR Act contemplated by Section 2.10.

                  (e) If such Shareholder is Ghelfi Shareholder, such Shareholder has duly appointed the Ghelfi Shareholder Representative as its agent and representative to take all actions and make all decisions required or permitted to be taken or made by the Ghelfi Shareholder Representative in accordance with this Agreement and in connection with the transactions contemplated hereby, and all actions and decisions so taken or made shall be binding in all respects on such Shareholder.

                                    ARTICLE V

                                  DEFINITIONS;
                               ACCOUNTING MATTERS

                  SECTION 5.1. Certain Definitions.

                  (a) As used herein, the terms set forth below shall have the following respective meanings:

                  "Additional Businesses" means the Leasing Business and the Real Estate Development Business.

                  "Adjusted Consolidated Net Income" means, with respect to the Company for any period, the Consolidated Net Income of the Company for such period, adjusted to exclude (to the extent included in computing Consolidated Net Income) each of the following:

                  (i) all income, expenses, gains or losses arising from the Additional Businesses;

                  (ii) all income, expenses, gains or losses arising from the Excluded Projects;

                  (iii) all gains or losses which are extraordinary (as determined in accordance with GAAP);

                  (iv) all income, expenses, gains or losses arising from the sale or other disposition of assets outside the ordinary course of business;

                  (v) all interest, if any, expensed by the Company or its consolidated subsidiaries during such fiscal year in respect of any Excluded Debt;

                  (vi) all gains or losses arising from investments in marketable securities; and

                  (vii) all charges or credits relating to the amortization of acquisition costs, intangible assets, deferred taxes (and all write downs of any such items) and similar charges or credits for depreciation or amortization arising from any purchase accounting adjustments and write downs or reserves attributable to purchase accounting write ups as a result of the Merger and the other transactions contemplated by the Merger Agreement or any future reorganization or restructuring of the Company or its Subsidiaries.

                  "Adjusted EBT" means, with respect to the Company for any period, the Adjusted Consolidated Net Income of the Company for such period, adjusted to exclude (to the extent included in computing Adjusted Consolidated Net Income) consolidated income tax expense for such fiscal year.

                  "Affiliate" means, with respect to any Person, any other Person who, directly or indirectly, controls, is controlled by or is under common control with such Person. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether by contract or otherwise.

                  "Annual Budget" means, with respect to the Company for any fiscal year, a budget prepared by the management of the Company and approved by the Board of Directors reflecting, among other things, projected expenditures (including marketing and sales expenditures) and capital outlays by the Company and its Subsidiaries for such fiscal year.

                  "Availability Date" means the date upon which audited financial statements of the Company for any fiscal year are distributed to the Shareholders in accordance with Section 6.5(b).

                  "Base Price" means the product of (i) the number of shares of Common Stock to be sold by a party hereto pursuant to the applicable provision of Article II and (ii) $2,675.00.

                  "Business Day" means any day except a Saturday, Sunday or federal holiday.

                  "Bylaws" means, with respect to any corporation, the bylaws of such corporation, as in effect from time to time.

                  "Call Option Window Period" means a period of 60 days after the Availability Date with respect to the audited financial statements of the Company for the fiscal year ending March 31, 2002 and each even numbered fiscal year thereafter.

                  "Capital Stock" means, with respect to any corporation, all shares, interests, participations or other equivalents of capital stock of such corporation, however designated, and any warrants, options or other rights to purchase or acquire any such capital stock and any securities convertible into or exchangeable for any such capital stock.

                  "Centex" means Centex Corporation.

                  "Charter" means, with respect to any corporation, the certificate or articles of incorporation (or similar governing document) of such corporation, as in effect from time to time.

                  "Consolidated Net Income" means, with respect to the Company for any period, the net income (or loss) of the Company and its consolidated subsidiaries for such period, determined in accordance with GAAP, applied on a basis consistent with the Company's past practices as reflected in the most recent audited financial statements of the Company delivered to CREC prior to the date hereof.

                  "Dividend Period" means (i) the period commencing on the date of this Agreement and ending on March 31, 1998 and (ii) each subsequent period commencing on the day after the end of the immediately preceding Dividend Period and ending on the earlier of (A) the last day of the then current fiscal year of the Company or (B) the Closing Date of any purchase of shares of Common Stock by a party hereto pursuant to the provisions of Article II.

                  "Eligible Capital Project" means any investment or capital project which is reasonably projected to generate an average annual return on investment by the Company and its Subsidiaries (excluding the effect of any projected income tax or interest expense) in excess of 20% in accordance with the criteria and methodology normally used by CREC in evaluating similar investments made by CREC and its Subsidiaries.

                  "Eligible Capital Project Deficit Amount" means, with respect to an Eligible Capital Project, the portion of the Excess Intercompany Indebtedness outstanding from time to time which, if repaid by CREC, would have been available for use to fund such Eligible Capital Project if such project had been approved by the Board of Directors and had been implemented by the Company in accordance with the financial and operating plans submitted to the Board of Directors by the directors designated by the Ghelfi Shareholder Representative.

                  "Excess Intercompany Indebtedness" means the excess, if any, of (i) the net amount of any Intercompany Indebtedness owing by CREC or any of its Affiliates (other than the Company and its Subsidiaries) to the Company or any of its Subsidiaries over (ii) $3,000,000.

                  "Excluded Debt" means all indebtedness and related finance charges and expenses incurred to finance the Merger and the other transactions contemplated by the Merger Agreement.

                  "Formula Price" means the sum of the following amounts:

                  (i) the applicable amount set forth below in paragraph (A),
(B) or (C) below:

                  (A) in the case of a sale of the Option Shares to CREC upon the exercise of the Put Option after the Availability Date with respect to the financial statements for the fiscal year ending March 31, 2000 (but prior to the Availability Date for the financial statements for the next succeeding fiscal year), an amount equal to six times the Adjusted EBT of the Company for such fiscal year;

                  (B) in the case of a sale of the Option Shares to CREC upon the exercise of the Put Option after the Availability Date with respect to the financial statements for the fiscal year ending March 31, 2001 (but prior to the Availability Date for the financial statements for the next succeeding fiscal year), an amount equal to seven times the Adjusted EBT of the Company for such fiscal year; or

                  (C) in the case of a sale of the Option Shares to CREC upon the Exercise of the Put Option at any time after the Availability Date with respect to the financial statements for the fiscal year ending March 31, 2002 or upon the exercise of the Call Option at any time, an amount equal to eight times the Adjusted EBT of the Company for such fiscal year;

                  (ii) the fair market value of all remaining portions of the Additional Businesses as set forth in the Appraisal Report; and

                  (iii) the aggregate amount of the net proceeds received by the Company and its Subsidiaries from any sale or other disposition of all or any part of the properties, assets and operations of the Real Estate Development Business held by the Company as of the date hereof (including the stock of any Subsidiary of the Company engaged in such business).

                  "GAAP" means generally accepted accounting principles as in effect in the United States on the date of the Merger Agreement.

                  "Ghelfi Shareholder Representative" means Al R. Ghelfi or such other Person as is designated from time to time in a written instrument executed by the holders of at least a majority of the outstanding shares of Common Stock held by the Ghelfi Shareholders and delivered to the Company at its address specified in Section 6.7.

                  "Ghelfi Shareholders" means Al R. Ghelfi, Janet M. Ghelfi and Janal Partnership and any Person who acquires shares of Common Stock directly or indirectly from Al R. Ghelfi, Janet M. Ghelfi or Janal Partnership and who has executed a Supplemental Agreement or a Pledgee Agreement which has been approved by the Company as contemplated by Section 2.1(a) or 2.2, as the case may be.

                  "Governmental Authority" means any nation or government, any state or political subdivision thereof, any federal or state court and any other agency or authority exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "HSR Act" means Section 7A of the Clayton Act (Title II of the Hart-Scott-Rodino Antitrust Improvements Act of 1976), as amended (including any successor statute).

                  "Independent Appraiser" means an investment banking firm or firm of independent certified public accountants of national or regional standing and reputation or other qualified expert or appraiser which has not had any material business relationship with CREC, the Company or their respective Subsidiaries or the Ghelfi Shareholders for a period of at least two years.

                  "Intercompany Indebtedness" means all indebtedness owing by the Company or any of its Subsidiaries to CREC or any of its Affiliates (other than the Company and its Subsidiaries) or owing by CREC or any of its Affiliates (other than the Company and its Subsidiaries) to the Company or any of its Subsidiaries.

                  "Intercompany Rate" means the weighted average rate of interest charged from time to time on the outstanding long- and short-term indebtedness of Centex and its Subsidiaries owing to banks and other outside financing sources or evidenced by promissory notes, bonds, debentures or other similar instruments, as calculated by Centex no less frequently than once each calendar week.

                  "Leasing Business" means the business conducted by the Company and its Subsidiaries which relates to the sale and leasing of temporary security storage containers and trailer vans.

                  "Offering Price" means, in the case of a sale or other Transfer for value of any Offered Stock, the amount of cash and the fair market value of any other consideration to be paid for the Offered Stock by the proposed Transferee.

                  "Ownership Change" means, with respect to any Ghelfi Shareholder that is a corporation, partnership or other entity, Al R. Ghelfi or Janet M. Ghelfi (or their Permitted Transferees) ceasing for any reason to (i) have the full and exclusive right to manage, conduct and control the business and activities of such Ghelfi Shareholder or (ii) beneficially own all of the outstanding Capital Stock or equity securities of, or other ownership interests in, such Ghelfi Shareholder.

                  "Permitted Transferee" means (i) in the case of a proposed Transfer by CREC, any Qualified Centex Subsidiary or (ii) in the case of a proposed Transfer by a Ghelfi Shareholder, any person that is a Ghelfi Shareholder named in this Agreement and any spouse or lineal ancestor or descendant of any such Ghelfi Shareholder, any entity the entire equity interest in which is owned by any of the foregoing persons, any Qualified Ghelfi Trust and any executor or administrator of the estate of any of the foregoing persons.

                  "Person" means any individual, corporation, partnership, association, trust or any other entity or organization of any kind or character, including a Governmental Authority.

                  "Principal Businesses" means (i) the business of designing, manufacturing and selling manufactured housing to be used for residential, recreational or other purposes and (ii) the Additional Businesses.

                  "Prohibited Intercompany Charges" means any secretarial, bookkeeping, reporting, data processing, office, rent and other office expenses, salaries and other compensation expenses and other similar internal administrative, management or other expenses incurred by CREC or its Affiliates in connection with the operations of the Company and its Subsidiaries; provided, however, that such term shall not include any properly allocable costs of premiums and other insurance costs (whether or not they represent out-of-pocket expenses) or out-of-pocket expenses incurred by CREC or its Affiliates which are directly attributable to the operations of the Company or its Subsidiaries and the amount of which is not greater than the amount of the charges that would be incurred by the Company or its Subsidiaries in an arm's-length transaction with an unaffiliated third party.

                  "Put Option Window Period" means a period of 60 days after the Availability Date with respect to the audited financial statements of the Company for the fiscal years ending March 31, 2000, 2001 and 2002 and each even numbered fiscal year thereafter.

                  "Qualified Centex Subsidiary" means a Subsidiary of Centex of which at least 80% of the outstanding Capital Stock or other equity securities are owned, directly or indirectly, by Centex.

                  "Qualified Ghelfi Trust" means any trust of which the sole trustees are persons who are named as Ghelfi Shareholders in this Agreement or any spouse or lineal ancestor or descendant of any such Ghelfi Shareholder and of which the sole beneficiaries are any of the foregoing persons or any charity designated from time to time by the grantors or trustees of such trust.

                  "Real Estate Development Business" means the business conducted by the Company and its Subsidiaries which relates to the development of housing subdivisions and the sale of manufactured, modular and conventional housing units or lots located therein.

                  "Retained Interest Fraction" means a fraction the numerator of which is the number of Option Shares and the denominator of which is the total number of shares of Common Stock that are outstanding as of the date upon which the Put Option or the Call Option, as the case may be, is exercised.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Subsidiary" means, with respect to any Person, (i) any corporation or other Person of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned directly or indirectly by such Person or (ii) any partnership of which such Person or any of its Subsidiaries is a general partner or of which such Person directly or indirectly owns partnership interests which entitle it to receive more than 50% of the distributions made by such partnership.

                  "Supermajority Board Vote" means a vote of directors of the Company representing at least two-thirds of the total number of members of the Board of Directors of the Company; provided, however, that for purposes of this definition, if one or more vacancies is created on the Board of Directors of the Company by reason of the death, resignation or removal of any director, the total number of members of the Board of

Directors shall be deemed to include the number of vacancies so created (until such time as such vacancies are filled in the manner provided in Section 1.1(c)).

                  "Tax Agreement" means the Tax Sharing and Tax Benefit Reimbursement Agreement, dated as of the date hereof, between the Company and CREC in the form attached as Exhibit B hereto.

                  "Transfer" means any sale, transfer, assignment, gift, exchange, pledge, hypothecation, encumbrance or other disposition of any shares of Common Stock, or any interest therein, whether voluntary or involuntary and regardless of the nature or method thereof.

                  "Transferee" means a Person that acquires any shares of Common Stock, or any interest therein, as a result of a Transfer.

                  (b) Each of the terms set forth below has the meaning specified in the provision set forth opposite such term in the following table:

Term                                     Provision
----                                     ---------

Agreement                                Introductory paragraph
Antitrust Division                       Section 2.10
Applicable Amounts                       Section 6.6(a)
Appraisal Report                         Section 2.7
Call Option                              Section 2.6
Capital Project                          Section 3.1
Capital Project Notice                   Section 3.1
Closing                                  Section 2.9
Closing Notice                           Section 2.9
Company                                  Introductory paragraph
Common Stock                             Recitals
CREC                                     Introductory paragraph
CREC Sale Transaction                    Section 2.3(b)
Dispute Notice                           Section 6.6(b)
Disputing Shareholder                    Section 6.6(b)
Excluded Project                         Section 3.2
Excluded Project Expense                 Section 3.2
Excluded Project Income                  Section 3.2
Excluded Project Notice                  Section 3.1
Excluded Project Operations              Section 3.2

FTC                                      Section 2.10
First Refusal Response Notice            Section 2.3(a)
Involuntary Transferor                   Section 2.4
Janal Partnership                        Introductory paragraph
Leasing Business Acquisition             Section 1.5(a)
Leasing Business Acquisition
    Notice                               Section 1.5(a)
Merger                                   Recitals
Merger Agreement                         Recitals
MFH Acquisition                          Recitals
Offered Stock                            Section 2.3(a)
Offeree                                  Section 2.3(a)
Offeror                                  Section 2.3(a)
Offering Notice                          Section 2.3(a)
Option Shares                            Section 2.5
Participation Offer                      Section 2.3(b)
Participation Offer Response
    Notice                               Section 2.3(b)
Pledgee Agreement                        Section 2.2
Purchase Price                           Section 2.8
Purchaser                                Section 2.9
Put Option                               Section 2.5
Seller                                   Section 2.9
Share Purchase                           Section 2.9
Shareholders                             Recitals
Supplemental Agreement                   Section 2.1(a)


                  SECTION 5.2. Certain Accounting Matters. Unless otherwise specified in this Agreement, all accounting terms used herein shall be interpreted, all accounting determinations contemplated hereby shall be made and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP, applied on a basis consistent with the Company's past practices as reflected in the most with the most recent audited financial statements of the Company delivered to CREC prior to the date hereof.

                                   ARTICLE VI

                                  MISCELLANEOUS

                  SECTION 6.1. Legend. A copy of this Agreement shall be filed with the permanent records of the Company and shall be kept at all times at the principal place of business of the Company. Each Shareholder agrees, on behalf of itself and its successors and assigns, that all certificates representing shares of Common Stock shall have affixed thereto a legend substantially in the following form:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF OR PLEDGED OR HYPOTHECATED UNLESS REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND ANY SUCH LAWS IS AVAILABLE (AND, IN SUCH CASE, AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY SHALL HAVE BEEN DELIVERED TO THE COMPANY TO THE EFFECT THAT THE OFFER, SALE, TRANSFER, DISPOSITION, PLEDGE OR HYPOTHECATION THEREOF IS EXEMPT FROM REGISTRATION UNDER THE ACT AND ANY SUCH LAWS). THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VOTING AGREEMENTS, RESTRICTIONS ON TRANSFER AND OTHER TERMS AND CONDITIONS SET FORTH IN A SHAREHOLDERS' AGREEMENT DATED AS OF ________, 1997 AMONG THE COMPANY AND ITS SHAREHOLDERS. A COPY OF SUCH AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THE SHARES REPRESENTED BY THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

                  SECTION 6.2. Termination. This Agreement may be terminated by mutual written consent of the Company, CREC and the Ghelfi Shareholder Representative, and shall terminate automatically upon the Closing of the purchase by CREC or the Ghelfi

Shareholders, as the case may be, of all of the outstanding shares of Common Stock held by the other Shareholders pursuant to Article II.

                  SECTION 6.3. Further Assurances; Frustration of Purposes. The Company and each Shareholder shall do, or cause to be done, such further acts and execute and deliver, or to cause to be executed and delivered, such further agreements, instruments, certificates and other documents as may be reasonably necessary to effectuate and carry out the purposes of this Agreement. No party to this Agreement shall, directly or indirectly, do any act or thing which is intended to frustrate the provisions of this Agreement or prevent the effectuation of the purposes hereof, whether or not such act or thing is expressly prohibited under the terms hereof. Without limiting the generality of the foregoing, the Ghelfi Shareholders shall use their best efforts and take all action within their power to prevent the occurrence of an Ownership Change with respect to any of the Ghelfi Shareholders.

                  SECTION 6.4. Fees and Expenses. Except as expressly provided herein, all fees and expenses incurred by any of the parties hereto in connection with this Agreement or any of the transactions contemplated hereby shall be borne and paid solely by the party incurring such fees and expenses.

                  SECTION 6.5. Certain Reports. The Company shall furnish to each of the Shareholders:

                  (a) as soon as available and in any event within 45 days after the end of each fiscal quarter (including the last) of each fiscal year, (i) the balance sheet of the Company and its consolidated subsidiaries as of the end of such fiscal quarter and the related statement of operations of the Company and its consolidated subsidiaries for such quarter and also for the period beginning on the first day of such fiscal year and ending on the date of such balance sheet, all prepared in accordance with GAAP, applied on a consistent basis throughout the periods covered, subject to the absence of notes thereto and normal year-end adjustments, (ii) a summary balance sheet and statement of operations relating to all operations of the Company and its consolidated subsidiaries other than the Excluded Projects and (iii) a summary balance sheet and statement of operations relating to each Excluded Project; and

                  (b) as soon as available and in any event within 120 days after the end of each fiscal year, the balance sheet of the Company and its consolidated subsidiaries as of the end of such fiscal year and the related statement of earnings and statement of cash flows of the Company for such fiscal year, all prepared in accordance with GAAP, applied on a consistent basis throughout the period covered, which financial statements shall be audited by Arthur Andersen, LLP (except to the extent otherwise permitted pursuant to Section 1.4).

                  SECTION 6.6. Determination of Certain Amounts; Dispute Resolution.

                  (a) In any case in which the provisions of this Agreement contemplate or require a determination of (i) the amount of the Purchase Price to be paid in connection with the purchase of any shares of Common Stock (and, if applicable, the amounts of the Consolidated Net Income, Adjusted Consolidated Net Income or Adjusted EBT used in computing such Purchase Price but not the fair market value of the Additional Businesses used in computing the same, which shall be determined in accordance with the provisions of Section 2.7), (ii) the amount of any payments required to be made by the Company or CREC pursuant to
Section 3.3 (and the amounts of Excluded Project Income and Excluded Project Expense used in computing such payments) or (iii) the amount of the Offering Price in the case of a sale or other Transfer of Offered Stock in a transaction that involves the payment of consideration other than cash (collectively, the "Applicable Amounts"), such determination shall initially be made (after consultation with the Company's independent public accountants) by the Board of Directors of the Company (or any officer of the Company designated by the Board of Directors) based on the audited financial statements and other books and records of the Company or such other information as the Board of Directors or such officer shall consider to be relevant. As promptly as practicable after any such determination has been made, the Company shall deliver a written notice (a "Determination Notice") to each of the Shareholders setting forth its determination of the Applicable Amount.

                  (b) A Shareholder (a "Disputing Shareholder") shall be entitled to dispute the determination of any Applicable Amount in accordance with paragraph (a) above if, and only if, such Shareholder delivers a written notice (the "Dispute Notice"), executed by such Shareholder (or, in the case of a Ghelfi Shareholder, by the Ghelfi Shareholder Representative on behalf of such Ghelfi Shareholder), to the Company within 30 days after receipt of the Determination Notice, which Dispute Notice shall describe in reasonable detail the amount and nature of the dispute. The Company and the Disputing Shareholders shall attempt in good faith to resolve any dispute as to the determination of an Applicable Amount. In the event that the Company and the Disputing Shareholders are unable to resolve any such dispute within 30 days after delivery of the Dispute Notice, the items in dispute shall be submitted to an independent accounting firm selected by the parties, whose determination shall be limited to the matters in dispute and shall be final, conclusive and binding on the parties. The parties will cooperate with each other and with said accounting firm and will provide said accounting firm with such information as it may reasonably require. The fees and expenses of said accounting firm shall be borne equally by the Company and the Disputing Shareholders; provided, however, that if said accounting firm resolves all material elements of any dispute pursuant to this
Section 6.6 against either the Company or the Disputing Shareholders, the Company or the Disputing Shareholders, as the case may be, shall bear all fees and expenses of said accounting firm.

                  SECTION 6.7. Notices. All notices and other communications hereunder shall be in writing and shall be given by delivery in person, by registered or certified mail (return receipt requested and with postage prepaid thereon) or by cable, telex or facsimile transmission to the parties at the following addresses (or at such other address as any party shall have furnished to the others in accordance with the terms of this Section 6.7):

           if to the Company:

           MFH Holding Company
           1001 N. Central Avenue
           Eighth Floor
           Phoenix, Arizona 85004
           Facs: (602) 256-6263
           Attention: Al R. Ghelfi

           with copies to (which shall not constitute notice to the Company):

           Osborn Maledon
           2929 North Central Avenue
           Phoenix, Arizona 85012
           Facs: (602) 235-9444
           Attention: William M. Hardin

           if to CREC:

           Centex Real Estate Corporation
           2728 North Harwood
           Dallas, Texas 75201
           Facs: (214) 981-6859
           Attention: David W. Quinn

           with copies to (which shall not constitute notice to CREC):

           Centex Corporation
           2728 North Harwood

           Dallas, Texas 75201
           Facs: (214) 981-6859
           Attention: Laurence E. Hirsch and Raymond G. Smerge

           and

           Baker & Botts, L.L.P.
           2001 Ross Avenue
           Dallas, Texas  75201
           Facs: (214) 953-6503
           Attention: Geoffrey L. Newton

           if to any of the Ghelfi Shareholders:

           Al R. and Janet M. Ghelfi
           Cavco Industries, Inc.
           1001 N. Central Avenue
           Eighth Floor
           Phoenix, Arizona 85004
           Facs: (602) 256-6263

           with copies to (which shall not constitute notice to the Ghelfi Shareholders):

           Osborn Maledon
           2929 North Central Avenue
           Phoenix, Arizona 85012
           Facs: (602) 235-9444
           Attention: William M. Hardin

All notices and other communications hereunder that are addressed as provided in or pursuant to this Section 6.7 shall be deemed duly and validly given (a) if delivered in person, upon delivery, (b) if delivered by registered or certified mail (return receipt requested and with postage paid thereon), 72 hours after being placed in a depository of the United States mails and (c) if delivered by cable, telex or facsimile transmission, upon transmission thereof and receipt of the appropriate answerback.

                  SECTION 6.8. Amendment; Waivers. The terms and provisions of this Agreement may be modified or amended only by a written instrument executed by the Company, CREC and the Ghelfi Shareholder Representative, and compliance with any term or provision hereof may be waived only by a written instrument executed by each party entitled to the benefits of the same (or, if the Ghelfi Shareholders are the parties entitled to the benefits thereof, by the Ghelfi Shareholder Representative). Except as expressly provided herein to the contrary, no failure to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege granted hereunder.

                  SECTION 6.9. Entire Agreement. This Agreement (including the Exhibits hereto) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior written or oral agreements and understandings and all contemporaneous oral agreements and understandings among the parties or any of them with respect to the subject matter hereof. All Exhibits hereto are expressly made a part of this Agreement.

                  SECTION 6.10. Parties in Interest; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (it being understood and agreed that, except as expressly provided herein, nothing contained in this Agreement is intended to confer any rights, benefits or remedies of any kind or character on any other Person under or by reason of this Agreement). No party may assign this Agreement without the prior written consent of each of the other parties hereto; provided, however, that a party may assign this Agreement to a Permitted Transferee without the consent of any other party, but such assignment shall not relieve a party of any of its obligations hereunder to the extent that such obligations are not performed by the assignee. It is expressly understood and agreed that any attempted or purported assignment by any party of this Agreement in violation of this Section 6.10 shall be null and void.

                  SECTION 6.11. Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Nevada, without regard to any principles of conflicts of law that would result in the application of the laws of any other jurisdiction.

                  SECTION 6.12. Severability. In the event any provision contained herein shall be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of any such provision in every other respect and the validity, legality and enforceability of the remaining provisions contained in this Agreement shall not be in any way impaired thereby.

                  SECTION 6.13. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with the terms hereof. Accordingly, the parties agree that each of them shall be entitled to injunctive relief to prevent breaches of the terms of this Agreement and to specific performance of the terms hereof, in addition to any other remedy now or hereafter available at law or in equity, or otherwise.

                  SECTION 6.14. Default Interest. In the event that any amount becomes due and payable by any party in accordance with the express terms of this Agreement but is not paid on the date upon which it becomes due, in addition to any other rights and remedies that may be available as a result of the failure to pay such amount, the party that is entitled to receive such amount shall have the right to recover, for each day from and after the due date and until such amount has been paid, interest thereon at a rate of 10.0% per annum (or such lower rate as shall be the highest rate of interest permitted under applicable law).

                  SECTION 6.15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed as of the date first above written.

                            MFH HOLDING COMPANY


                            By:_________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________

                            CENTEX REAL ESTATE CORPORATION


                            By:_________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________


                            ____________________________________________________
                                                Al R. Ghelfi


                            ____________________________________________________
                                               Janet M. Ghelfi

                            JANAL LIMITED PARTNERSHIP

                            By:   THE 1994 ALSONS TRUST, created
                                  February 9, 1994, general partner



                            By:_________________________________________________
                                           Janet M. Ghelfi,
                                           Independent Trustee


                            By:_________________________________________________
                                           Al R. Ghelfi,
                                           Family Trustee

                            By:   ALFRED AND JANET GHELFI TRUST,
                                  created August 24, 1989, general partner



                            By:_________________________________________________
                                           Al R. Ghelfi,
                                           Trustee


                            By:_________________________________________________
                                           Janet M. Ghelfi,
                                           Trustee

                                                                       EXHIBIT E
                                                               (to AGREEMENT and
                                                                PLAN OF MERGER)


                                 FORM OF OPINION
                                       OF
                                 OSBORN MALEDON

                  The opinion of Osborn Maledon to be delivered pursuant to
Section 7.2(d) of the Agreement and Plan of Merger, dated as of December 4, 1996 (the "Merger Agreement"), among CREC, the Holding Company, the Merger Subsidiary, the Company and the Shareholder Parties shall be substantially to the effect set forth below. Capitalized terms used herein without definition shall have the respective meanings set forth in the Merger Agreement.

                  1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Arizona and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as presently conducted.

                  2. To the knowledge of such counsel, the only Subsidiaries of the Company are the corporations and limited liability companies identified in
Schedule 3.8(a) to the Merger Agreement.

                  3. Each Subsidiary of the Company is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as presently conducted.

                  4. To the knowledge of such counsel, the Company is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of its activities or the character of the properties that it owns, leases or operates makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

                  5. To the knowledge of such counsel, each Subsidiary of the Company is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of its activities or the character of the properties that it owns, leases or operates makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

                  6. The Company has all requisite corporate power and authority to enter into and perform its obligations under the Merger Agreement and the Shareholders' Agreement (collectively, the "Agreements") and to consummate the transactions contemplated thereby. The execution and delivery by the Company of the Agreements have been duly authorized by all necessary corporate action on the part of the Company, and no other corporate proceedings or shareholder actions on the part of or with respect to the Company are necessary to authorize the Agreements, the performance by the Company of its obligations thereunder or the consummation by the Company of the transactions contemplated thereby. Each of the Agreements has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with the terms thereof.

                  7. Each Shareholder Party has all necessary power and authority to enter into and perform its obligations under the Agreements and to consummate the transactions contemplated thereby. In the case of any Shareholder Party that is a partnership, the execution and delivery of the Agreements by such Shareholder Party have been duly and validly authorized by all necessary partnership action on the part of such Shareholder Party and all necessary action on the part of its partners, and no other proceedings or actions on the part of or with respect to such Shareholder Party or its partners are necessary to authorize the Agreements, the performance by such Shareholder Party of its obligations thereunder or the consummation by it of the transactions contemplated thereby. Each of the Agreements has been duly executed and delivered by the Shareholder Parties and constitutes a legal, valid and binding obligation of each of them, enforceable against each of the Shareholder Parties in accordance with the terms thereof.

                  8. The execution and delivery by the Company of the Agreements, the performance by it of its obligations thereunder and the consummation by it of the transactions contemplated thereby will not (i) conflict with, or result in any violation or breach of, any provision of the Charter or Bylaws of the Company or any of its Subsidiaries; (ii) conflict with, result in any violation or breach of, constitute a default under, give rise to any right of termination or acceleration (with or without notice or the lapse of time or both) pursuant to, or result in being declared void, voidable or without further effect, any term or provision of any material note, bond, mortgage, indenture, lease, franchise, permit, license, Contract or other instrument or document known to such counsel to which the Company or any of its Subsidiaries is a party or by which their respective properties or assets are bound; (iii) conflict with, or result in any violation of, (A) any Arizona State law, statute, rule or regulation, (B) any federal law, statute, rule or regulation of general application or (C) any other law, ordinance, statute, rule or regulation of any

Governmental Authority known to such counsel, in each case that is applicable to the Company or any of its Subsidiaries or their respective properties or assets;
(iv) conflict with, or result in any violation of, any order, writ, injunction, judgment or decree of any court, arbitrator or Governmental Authority known to such counsel to which the Company or any of its Subsidiaries or their respective properties or assets are subject or (v) to the knowledge of such counsel, result in the creation of, or impose on the Company or any of its Subsidiaries the obligation to create, any Lien upon the properties or assets of the Company.

                  9. The execution and delivery by the Shareholder Parties of the Agreements, the performance by them of their obligations thereunder and the consummation by them of the transactions contemplated thereby will not (i) in the case of any Shareholder Party that is a partnership, result in any violation or breach of any provision of the partnership agreement of such Shareholder Party or the Charter, Bylaws or other constitutive instruments of any of its partners, (ii) conflict with, result in any violation or breach of, constitute a default under, give rise to any right of termination or acceleration (with or without notice or the lapse of time or both) pursuant to, or result in being declared void, voidable or without further effect, any term or provision of any material note, bond, mortgage, indenture, lease, franchise, permit, license, Contract or other instrument or document known to such counsel to which any of the Shareholder Parties is a party or by which its properties or assets are bound, (iii) conflict with, or result in any violation of, any law, ordinance, statute, rule or regulation of any Governmental Authority that is applicable to any of the Shareholder Parties or their respective properties or assets; or (iv) conflict with, or result in any violation of, any order, writ, injunction, judgment or decree of any court, arbitrator or Governmental Authority known to such counsel to which any of the Shareholder Parties or their respective properties or assets are subject.

                  10. There is no requirement applicable to the Company to obtain any Consent of, or to make or effect any declaration, filing or registration with, any Governmental Authority for the valid execution and delivery by the Company of the Agreements, the due performance by it of its obligations thereunder or the consummation by it of the transactions contemplated thereby, except for any Consent or filing that has been made or obtained prior to the date hereof.

                  11. There is no requirement applicable to any of the Shareholder Parties to obtain any Consent of, or to make or effect any declaration, filing or registration with, any Governmental Authority for the valid execution and delivery by the Shareholder Parties of the Agreements, the due performance by them of their obligations thereunder or the lawful consummation by them of the transactions contemplated thereby, except for any

Consent or filing that has been made or obtained prior to the date hereof.

                  12. Without limiting the generality of the opinions set forth in paragraphs 10 and 11 above, neither the Arizona Control Share Acquisition Statute nor the Arizona Business Combination Statute prohibits, restrains or restricts any of the transactions contemplated by the Agreements. Such counsel may set forth an explanation of its reasoning in arriving at the opinion set forth in this paragraph 12.

                  13. As of the date hereof, the authorized capital stock of the Company consists of 8,000,000 shares of Company Common Stock. To the knowledge of such counsel, as of the date hereof, the outstanding capital stock of the Company consists of 3,561,093 shares of Company Common Stock, and there are no shares of Company Common Stock held in the treasury of the Company. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and nonassessable. None of the issued and outstanding shares of capital stock of the Company have been issued in violation of, or subject to, any preemptive rights or rights of subscription arising by law or pursuant to the Charter or Bylaws of the Company or under any Contract or other instrument known to such counsel to which the Company is a party or by which it is bound.

                  14. To the knowledge of such counsel, except as set forth in
Schedule 3.7 to the Merger Agreement, there are no outstanding options, warrants, calls, rights, convertible securities or other agreements or commitments of any character pursuant to which the Company is obligated to issue or sell any issued or unissued shares of its capital stock or other equity securities or to purchase or redeem any shares of its capital stock or other equity securities or make any other payments in respect thereof, and there are no shares of its capital stock or other equity securities reserved for issuance for any purpose.

                  15. All of the issued and outstanding shares of capital stock of each Subsidiary of the Company have been duly authorized and are validly issued, fully paid and nonassessable and, to the knowledge of such counsel, are owned by the Company, directly or indirectly, free and clear of all Encumbrances. None of the issued and outstanding shares of capital stock of any Subsidiary of the Company have been issued in violation of, or subject to, any preemptive rights or rights of subscription arising by law or pursuant to the Charter or Bylaws of such Subsidiary or under any Contract or other instrument known to such counsel to which the Company or such Subsidiary is a party or by which either of them is bound.

                  16. To the knowledge of such counsel, there are no outstanding options, warrants, calls, rights, convertible securities or other agreements or commitments of any character pursuant to which the Company or any of its Subsidiaries is obligated to issue or sell any issued or unissued shares of capital stock or other equity securities of any Subsidiary of the Company or to purchase or redeem any shares of capital stock or other equity securities of any Subsidiary of the Company or make any other payments in respect thereof, and there are no shares of capital stock or other equity securities of any Subsidiary of the Company reserved for issuance for any purpose.

                  17. Upon filing of the Merger Agreement (or a plan of merger summarizing certain of the principal terms thereof) and the Articles of Merger with the Arizona Commission pursuant to Section 1105 of the Arizona Act, the Merger will become effective under the laws, rules and regulations of the State of Arizona in accordance with the Merger Agreement, and the effect thereof will be as set forth in Section 1106 of the Arizona Act. Such counsel may note in its opinion that, within 60 days after such filing, a copy of the Articles of Merger must be published, and within 90 days after such filing, an affidavit evidencing such publication shall be filed with the Arizona Commission, pursuant to Section 1105 of the Arizona Act.

                  18. To the knowledge of such counsel, except as set forth in
Schedule 3.15 to the Merger Agreement, there is no action, suit, inquiry, investigation or other proceeding pending or threatened against the Company or any of its Subsidiaries, or to which any of their respective properties or assets is subject, in any court or before any arbitrator or any foreign or United States federal, state or local Governmental Authority which (i) could reasonably be expected to have a Material Adverse Effect or (ii) could prevent, impede or otherwise affect the transactions contemplated by the Agreements.

                  19. All descriptions in the Proxy Statement and Schedule 13E-3 of any statutes, rules or regulations applicable to the Company or any of its Subsidiaries or any legal or governmental proceedings to which the Company or any of its Subsidiaries is or is threatened to be made a party are accurate, and fairly present, in all material respects the information required to be set forth therein pursuant to the applicable requirements of the Exchange Act.

                  20. Such counsel have reviewed all Contracts, instruments or documents referred to in the Proxy Statement and the Schedule 13E-3 to which the Company or any of its Subsidiaries is a party or by which any of them is bound, and the statements in the Proxy Statement and Schedule 13E-3 relating to such Contracts, instruments or documents are accurate and fairly present in all material respects the information required to be set forth therein pursuant to the applicable requirements of the Exchange Act. Such counsel shall also state that they do not know of any Contracts, instruments or documents to which the Company or any of its Subsidiaries is a party or by which any of them is bound that (i) are required to be described in the Proxy Statement or the Schedule 13E-3 which are not so described or (ii) are required to be filed as exhibits to the Schedule 13E-3 which have not be so filed.

                  Such counsel shall also state that they have participated in the preparation of the Proxy Statement and the Schedule 13E-3, have participated in conferences with representatives of the Company, CREC, the independent public accountants for the Company and counsel for CREC, at which conferences the contents of the Proxy Statement and the Schedule 13E-3 and related matters were discussed and have advised the Company as to the requirements of the Exchange Act applicable to (i) the solicitation of proxies from the holders of Company Common Stock in connection with the approval and adoption of the Merger Agreement, and (ii) the transactions that are the subject of the Schedule 13E-3. On the basis of the information that such counsel has gained in the course of the performance of the aforementioned services, considered in the light of their understanding of the applicable law (including the requirements of Schedule 14A and Rule 13e-3) and the experience such counsel has gained through their practice under the Exchange Act, such counsel shall further state that it is their opinion that the Proxy Statement and the Schedule 13E-3 (other than the financial statements, schedules or other financial information included or incorporated by reference therein, as to which such counsel need not express an opinion), (i) at the time the Proxy Statement was mailed to the holders of Company Common Stock (the "Time of Mailing") and (ii) at the date hereof, complied or complies as to form with the applicable requirements of the Exchange Act. Furthermore, although such counsel does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement or the Schedule 13E-3, such counsel shall state that nothing came to their attention in the course of the performance of the aforementioned services that leads such counsel to believe that the Proxy Statement or the Schedule 13E-3 (other than the financial statements, schedules or other financial information included or incorporated by reference therein, as to which such counsel need not comment), at (i) the Time of Mailing or (ii) at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

                  In rendering the opinions set forth above, such counsel shall be entitled to state that said opinions are subject to the following assumptions, qualifications, limitations and exceptions:

                  A. The opinions set forth above that relate to the enforceability of the Agreements and the Employment Agreements are subject to the effect of (i) bankruptcy, insolvency, reorganization, moratorium, receivership, liquidation, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and (ii) general principles of equity (whether considered in a proceeding at law or in equity) and (iii) the requirement that the parties to such agreements act in good faith in connection with the performance of their obligations thereunder.

                  B. Insofar as the opinions set forth above relate to the enforceability of the Agreements, such counsel have assumed that (i) CREC has all requisite power and authority to enter into and perform its obligations under the Agreements to which it is a party (the "Applicable Agreements"); (ii) the execution and delivery by CREC of the Applicable Agreements, the performance by it of its obligations thereunder and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action on the part of CREC; (iii) the Applicable Agreements have been duly executed and delivered by CREC; (iv) the Applicable Agreements constitute legal, valid, and binding obligations of CREC, enforceable against CREC in accordance with the terms thereof; and (v) CREC shall not be in breach in any material respect in the performance of its obligations under the Agreements.

                  In addition, such counsel shall be permitted to state that such counsel expresses no opinion as to matters governed by any law other than the laws of the State of Arizona and the federal laws of the United States of America of general application. Without limiting the generality of the foregoing, to the extent that the Agreements expressly provide that they are to be governed by the laws of the State of Texas, such counsel shall be entitled to assume that the laws of the State of Texas are in all respects identical to the laws of the State of Arizona.

                  Such counsel shall be permitted to rely on the opinions of Messrs. James S. Freedman, Esq. and Alfred Olsen, Esq. with respect to the opinions set forth above to the extent heretofore agreed by the parties. Such counsel shall state that it believes that such opinions are satisfactory in form and that CREC is justified in relying on such opinions.

                                                                       EXHIBIT F
                                                              (to AGREEMENT and
                                                                PLAN OF MERGER)

                                 FORM OF OPINION
                                       OF
                                RAYMOND G. SMERGE

                  The opinion of Raymond G. Smerge, Vice President, General Counsel and Secretary of CREC, to be delivered pursuant to Section 7.3(d) of the Agreement and Plan of Merger, dated as of December 4, 1996, (the "Merger Agreement"), among CREC, the Holding Company, the Merger Subsidiary, the Company and the Shareholder Parties, shall be substantially to the effect set forth below. Capitalized terms used herein without definition shall have the respective meanings set forth in the Merger Agreement.

                  1. CREC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as presently conducted.

                  2. CREC has all requisite corporate power and authority to enter into and perform its obligations under the Merger Agreement and the Shareholders' Agreement (collectively, the "Agreements"). The execution and delivery by CREC of the Agreements, the performance by it of its obligations thereunder and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of CREC, and no other corporate proceedings or shareholder actions on the part of or with respect to CREC are necessary to authorize the Agreements, the performance by CREC of its obligations thereunder or the consummation by CREC of the transactions contemplated thereby. Each of the Agreements has been duly executed and delivered by CREC and constitutes a legal, valid and binding obligation of CREC, enforceable against it in accordance with the terms thereof.

                  3. The execution and delivery by CREC of the Agreements, the performance by it of its obligations thereunder and the consummation by it of the transactions contemplated thereby will not (i) conflict with, or result in any violation or breach of, any provision of the Charter or Bylaws of CREC, (ii) conflict with, result in any violation or breach of, or constitute a default under, any term or provision of any material note, bond, mortgage, indenture, lease, franchise, permit, license, Contract or other instrument or document known to such counsel to which CREC is a party or by which its properties or assets are bound, (iii) conflict with, or result in a violation of, any law, ordinance, statute, rule or regulation of any Governmental Authority which is applicable to CREC or its properties or assets or (iv) conflict with, or result in any violation of, any order, writ, injunction, judgment or decree of any court, arbitrator or Governmental Authority known to such counsel to which CREC or its properties or assets are subject.

                  4. There is no requirement applicable to CREC to obtain any Consent of, or to make or effect any declaration, filing or registration with, any Governmental Authority for the valid execution and delivery by CREC of the Agreements, the due performance by it of its obligations thereunder or the consummation by it of the transactions contemplated thereby, except for any Consent or filing that has been made or obtained prior to the date hereof.

                  5. To the knowledge of such counsel, there is no action, suit, inquiry, investigation or other proceeding pending or threatened against CREC, or to which its properties or assets is subject, in any court or before any arbitrator or any foreign or United States federal, state or local Governmental Authority which seeks to enjoin or prevent the consummation of the transactions contemplated by the Agreements.

                  In rendering the opinions set forth above, such counsel shall be entitled to state that said opinions are subject to the following assumptions, qualifications, limitations and exceptions:

                  A. The opinions set forth above that relate to the enforceability of the Agreements are subject to the effect of (i) bankruptcy, insolvency, reorganization, moratorium, receivership, liquidation, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally, (ii) general principles of equity (whether considered in a proceeding at law or in equity) and (iii) the requirement that the parties thereto act in good faith in connection with the performance of their obligations thereunder.

                  B. Insofar as the opinions set forth above relate to the enforceability of the Agreements, such counsel has assumed that (i) the Company and the Shareholder Parties have all requisite power and authority to enter into and perform their respective obligations under the Agreements; (ii) the execution and delivery by the Company and the Shareholder Parties of the Agreements, the performance by them of their respective obligations thereunder and the consummation by them of the transactions contemplated thereby have been duly and validly authorized by all necessary action on the part of the Company and the Shareholder Parties; (iii) the Agreements have been duly executed and delivered by the Company and the Shareholder Parties; (iv) the Agreements constitute legal, valid and binding obligations of the Company and the Shareholder Parties, enforceable against the Company and the Shareholder Parties in accordance with the terms thereof; and (v) the Company and the Shareholder Parties shall not be in breach in any material respect in the performance of their obligations under the Agreements.

                  In addition, such counsel shall be entitled to state that such counsel expresses no opinion as to matters governed by any law other than the laws of the States of Nevada and Texas and the federal laws of the United States of America of general application. Without limiting the generality of the foregoing, to the extent that the Agreements expressly provide that they are to be governed by the laws of the State of Arizona, such counsel shall be entitled to assume that the laws of the State of Arizona are in all respects identical to the laws of the State of Texas.

             APPENDIX B -- FAIRNESS OPINION OF GOLDMAN, SACHS & CO.


December 4, 1996



Special Committee of the Board of Directors
Cavco Industries Inc.
1001 N. Central Avenue
Phoenix, AZ 85004

Board of Directors
Cavco Industries Inc.
1001 N. Central Avenue
Phoenix, AZ 85004

Gentlemen:

        You have requested our opinion as to the fairness to the Participating Holders (as hereinafter defined) of the outstanding shares of Common Stock, par value $0.05 per share (the "Shares"), of Cavco Industries Inc. (the "Company") of the $26.75 per Share in cash to be received by the Participating Holders pursuant to the Agreement and Plan of Merger (the "Agreement") dated as of December 4, 1996 among Centex Real Estate Corporation ("CREC"), MFH Holding Company, MFH Acquisition Company (a wholly owned subsidiary of MFH Holding Company), the Company and certain shareholders of the Company, Al R. Ghelfi, Janet M. Ghelfi and Janal Limited Partnership (collectively, the "Ghelfi Parties"). Participating Holders are defined as the holders of Shares other than the Ghelfi Parties. We understand that under the Agreement the Shares held by the Ghelfi Parties will be exchanged for shares of MFH Holding Company and that the Shareholders' Agreement referred to below provides the Ghelfi Parties with certain rights to cause CREC to purchase the Ghelfi Parties' shares of MFH Holding Company at certain times and at prices which may vary over time, and provides CREC with certain rights to purchase the shares of MFH Holding Company at certain times and at prices which may vary over time.

        Goldman, Sachs & Co., as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.

        In connection with this opinion, we have reviewed, among other things, the Agreement; the Shareholders' Agreement dated as of December 4, 1996 among CREC, MFH Holding Company and the Ghelfi Parties; the Voting Agreement and the Stock Purchase Agreement, each dated December 4, 1996, among CREC and the Ghelfi Parties; Annual Reports to Stockholders and Annual Reports on Form 10-K of the Company for the five fiscal years ended September 30, 1995; certain interim reports to stockholders and Quarterly Reports on Form 10-Q; preliminary audited financial statements of the Company for the fiscal year ended September 30, 1996; certain other communications from the Company to its shareholders; and certain internal financial analyses and forecasts for the Company prepared by its management. We also have held discussions with members of the senior management of the Company regarding its past and current business operations, financial condition and future prospects. In addition, we have reviewed the reported price and trading activity for the Shares, compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the manufactured housing industry specifically and in other industries generally and performed such other studies and analyses as we considered appropriate.

        We have relied without independent verification upon the accuracy and completeness of all of the financial and other information reviewed by us for purposes of this opinion. In that regard, we have assumed, with your consent, that the financial analyses and forecasts for the Company have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company, and that such forecasts will be realized at the times contemplated therein. In addition, we have not made an independent evaluation or appraisal of the assets and liabilities of the Company or any of its subsidiaries and we have not been furnished with any such evaluation or appraisal. Our advisory services have been provided and the opinion expressed herein has been provided for the information and assistance of the Special Committee of the Board of Directors of the Company and the Board of Directors of the Company in connection with its consideration of the transaction contemplated by the Agreement.

        Based upon and subject to the foregoing and based upon such other matters as we consider relevant, it is our opinion that as of the date hereof the $26.75 per Share in cash to be received by the Participating Holders pursuant to the Agreement is fair to the Participating Holders.


                                            Very truly yours,



                                            /s/ Goldman, Sachs & Co.

               APPENDIX C -- ARIZONA DISSENTERS' RIGHTS (Sections
        10-1301 through 10-1331 of the Arizona Business Corporation Act)

ARTICLE 1. DISSENT AND PAYMENT FOR SHARES

SECTION 10-1301. DEFINITIONS

        In this article, unless the context otherwise requires:

               1. "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

               2. "Corporation" means the issuer of the shares held by a dissenter before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.

               3. "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 10-1302 and who exercises that right when and in the manner required by article 2 of this chapter.

               4. "Fair value" with respect to a dissenter's shares means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion is inequitable.

               5. "Interest" means interest from the effective date of the corporate action until the date of payment at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under the circumstances.

               6. "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

               7. "Shareholder" means the record shareholder or the beneficial shareholder.


 SECTION 10-1302.  RIGHT TO DISSENT

        A. A shareholder is entitled to dissent from and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

               1. Consummation of a plan of merger to which the corporation is a party if either:

                   (a) Shareholder approval is required for the merger by
                       section 10-1103 or the articles of incorporation and if the shareholder is entitled to vote on the merger.

                   (b) The corporation is a subsidiary that is merged with its parent under section 10-1104.

               2. Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan.

               3. Consummation of a sale or exchange of all or substantially all of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to a court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale.

               4. An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it either:

                   (a) Alters or abolishes a preferential right of the shares.

                   (b) Creates, alters or abolishes a right in respect of
                       redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares.

                   (c) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities.

                   (d) Excludes or limits the right of the shares to vote on any matter or to cumulate votes other than a limitation by dilution through issuance of shares or other securities with similar voting rights.

                   (e) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under section 10-604.

               5. Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, the bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

        B. A shareholder entitled to dissent and obtain payment for his shares under this chapter may not challenge the corporate action creating the shareholder's entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

        C. This section does not apply to the holders of shares of any class or series if the shares of the class or series are redeemable securities issued by a registered investment company as defined pursuant to the investment company act of 1940 (15 United States Code section 80a-l through 80a-64).

        D. Unless the articles of incorporation of the corporation provide otherwise, this section does not apply to the holders of shares of a class or series if the shares of the class or series were registered on a national securities exchange, were listed on the national market systems of the national association of securities dealers automated quotation system or were held of record by at least two thousand shareholders on the date fixed to determine the shareholders entitled to vote on the proposed corporate action.


 SECTION 10-1303.  DISSENT BY NOMINEES AND BENEFICIAL OWNERS

        A. A record shareholder may assert dissenters' rights as to fewer than all of the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the record shareholder dissents and the record shareholder's other shares were registered in the names of different shareholders.

        B. A beneficial shareholder may assert dissenters' rights as to shares held on the beneficial shareholder's behalf only if both:

               1. The beneficial shareholder submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights.

               2. The beneficial shareholder does so with respect to all shares of which the beneficial shareholder is the beneficial shareholder or over which the beneficial shareholder has power to direct the vote.


ARTICLE 2. PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS

SECTION 10-1320. NOTICE OF DISSENTERS' RIGHTS

        A.     If proposed corporate action creating dissenters' rights under section 10-1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article.

        B. If corporate action creating dissenters' rights under section 10-1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and shall send them the dissenters' notice described in section 10-1322.


 SECTION 10-1321.  NOTICE OF INTENT TO DEMAND PAYMENT

        A.     If proposed corporate action creating dissenters' rights under section 10-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights shall both:

               1. Deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for the shareholder's shares if the proposed action is effectuated.

               2.  Not vote the shares in favor of the proposed action.

        B. A shareholder who does not satisfy the requirements of subsection A of this section is not entitled to payment for the shares under this article.


 SECTION 10-1322.  DISSENTERS' NOTICE

        A.     If proposed corporate action creating dissenters' rights under section 10-1302 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of section 10-1321.

        B. The dissenters' notice shall be sent no later than ten days after the corporate action is taken and shall:

               1. State where the payment demand must be sent and where and when certificates for certificated shares shall be deposited.

               2. Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received.

               3. Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and that requires that the person asserting dissenters' rights certify whether or not the person acquired beneficial ownership of the shares before that date.

               4. Set a date by which the corporation must receive the payment demand, which date shall be at least thirty but not more than sixty days after the date the notice provided by subsection A of this section is delivered.

               5.  Be accompanied by a copy of this article.


SECTION 10-1323.  DUTY TO DEMAND PAYMENT

        A. A shareholder sent a dissenters' notice described in section 10-1322 shall demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to section 10-1322, subsection B, paragraph 3 and deposit the shareholder's certificates in accordance with the terms of the notice.

        B. A shareholder who demands payment and deposits the shareholder's certificates under subsection A of this section retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

        C. A shareholder who does not demand payment or does not deposit the shareholder's certificates if required, each by the date set in the dissenters' notice, is not entitled to payment for the shareholder's shares under this article.


SECTION 10-1324.  SHARE RESTRICTIONS

        A. The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions are released under section 10-1326.

        B. The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.


SECTION 10-1325.  PAYMENT

        A. Except as provided in section 10-1327, as soon as the proposed corporate action is taken, or if such action is taken without a shareholder vote, on receipt of a payment demand, the corporation shall pay each dissenter who complied with section 10-1323 the amount the corporation estimates to be the fair value of the dissenter's shares plus accrued interest.

        B.     The payment shall be accompanied by all of the following:

               1. The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year and the latest available interim financial statements, if any.

               2. A statement of the corporation's estimate of the fair value of the shares.

               3.  An explanation of how the interest was calculated.

               4.  A statement of the dissenter's right to demand payment under section 10-1328.

               5.  A copy of this article.


SECTION 10-1326.  FAILURE TO TAKE ACTION

        A. If the corporation does not take the proposed action within sixty days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

        B. If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it shall send a new dissenters' notice under section 10-1322 and shall repeat the payment demand procedure.


SECTION 10-1327.  AFTER-ACQUIRED SHARES

        A. A corporation may elect to withhold payment required by section 10-1325 from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

        B. To the extent the corporation elects to withhold payment under subsection A of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares plus accrued interest and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated and a statement of the dissenters' right to demand payment under section 10-1328.


SECTION 10-1328.  PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER

        A. A dissenter may notify the corporation in writing of the dissenter's own estimate of the fair value of the dissenter's shares and amount of interest due and either demand payment of the dissenter's estimate, less any payment under section 10-1325, or reject the corporation's offer under section 10- 1327 and demand payment of the fair value of the dissenter's shares and interest due, if either:

               1. The dissenter believes that the amount paid under section 10-1325 or offered under section 10-1327 is less than the fair value of the dissenter's shares or that the interest due is incorrectly calculated.

               2. The corporation fails to make payment under section 10-1325 within sixty days after the date set for demanding payment.

               3. The corporation, having failed to take the proposed action, does not return the deposited certificates or does not release the transfer restrictions imposed on uncertificated shares within sixty days after the date set for demanding payment.

        B. A dissenter waives the right to demand payment under this section unless the dissenter notifies the corporation of the dissenter's demand in writing under subsection A of this section within thirty days after the corporation made or offered payment for the dissenter's shares.


ARTICLE 3.    JUDICIAL APPRAISAL OF SHARES

SECTION 10-1330.  COURT ACTION

        A. If a demand for payment under section 10-1328 remains unsettled, the corporation shall commence a proceeding within sixty days after receiving the payment demand and shall petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

        B. The corporation shall commence the proceeding in the court in the county where a corporation's principal office or, if none in this state, its known place of business is located. If the corporation is a foreign corporation without a known place of business in this state, it shall commence the proceeding in the county in this state where the known place of business of the domestic corporation was located.

        C. The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares, and all parties shall be served with a copy of the petition. Nonresidents may be served by certified mail or by publication as provided by law or by the Arizona rules of civil procedure.

        D. The jurisdiction of the court in which the proceeding is commenced under subsection B of this section is plenary and exclusive. There is no right to trial by jury in any proceeding brought under this section. The court may appoint a master to have the powers and authorities as are conferred on masters by law, by the Arizona rules of civil procedure or by the order of appointment. The master's report is to exceptions to be heard before the court, both on the law and the facts. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

        E. Each dissenter made a party to the proceeding is entitled to judgment either:

               1. For the amount, if any, by which the court finds the fair value of his shares plus interest exceeds the amount paid by the corporation.

               2. For the fair value plus accrued interest of the dissenter's after-acquired shares for which the corporation elected to withhold payment under section 10-1327.


SECTION 10-1331.  COURT COSTS AND ATTORNEY FEES

        A. The court in an appraisal proceeding commenced under section 10-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of any master appointed by the court. The court shall assess the costs against the corporation, except that the court shall assess costs against all or some of the dissenters to the extent the court finds that the fair value does not materially exceed the amount offered by the corporation pursuant to sections 10-1325 and 10-1327 or that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment under section 10- 1328.

        B. The court may also assess the fees and expenses of attorneys and experts for the respective parties in amounts the court finds equitable either:

               1. Against the corporation and in favor of any or all dissenters if the court finds that the corporation did not substantially comply with the requirements of article 2 of this chapter.

               2. Against the dissenter and in favor of the corporation if the court finds that the fair value does not materially exceed the amount offered by the corporation pursuant to sections 10-1325 and 10- 1327.

               3. Against either the corporation or a dissenter in favor of any other party if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by this chapter.

        C. If the court finds that the services of an attorney for any dissenter were of substantial benefit to other dissenters similarly situated and that the fees for those services should not be assessed against the corporation, the court may award to these attorneys reasonable fees to be paid out of the amounts awarded the dissenters who were benefitted.

                             CAVCO INDUSTRIES, INC.
                                   PROXY CARD


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CAVCO INDUSTRIES, INC.


Ruth Smith, Robert Ward and Robert Wold, or any of them, with full power of substitution, are hereby appointed proxies (the "Proxies") of the undersigned and authorized to represent and to vote, as designated below, all shares of Common Stock of Cavco Industries, Inc. held of record by the undersigned on February 18, 1997, at the Special Meeting of Shareholders to be held on March 21, 1997, at 10:00 a.m., local time, at 1001 North Central Avenue, Fourth Floor, Phoenix, Arizona, or any adjournment or postponement thereof, on the following:

(1) PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF MERGER dated as of December 4, 1996, among Centex Real Estate Corporation, MFH Holding Company, MFH Acquisition Company, Cavco Industries, Inc., and Al R. Ghelfi, Janet M. Ghelfi and Janal Limited Partnership, and the transactions contemplated thereby, as more fully described in the accompanying Proxy Statement.

           / / FOR           / / AGAINST             / / ABSTAIN

UNLESS A CONTRARY CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEM (1). IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' ITEM (1).

(2) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Please sign exactly as name appears below. If shares are registered in the names of two or more persons, each should sign. If signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer and state title. If a partnership, please sign in partnership name by authorized person.

                                    Date________________________________________

                                    Signature___________________________________

                                    Title (if applicable)_______________________

                                    Additional signatures (if applicable)

                                    ____________________________________________

                                    ____________________________________________


(Please promptly complete, date, sign and return this Proxy Card in the enclosed postage-paid envelope.)